PBHG CORE GROWTH FUND
                                 A PORTFOLIO OF
                                   PBHG FUNDS
                                 P.O. BOX 219534
                           KANSAS CITY, MISSOURI 64121
                                                                  April 30, 2003

Dear Shareholder:

         Enclosed is a combined proxy statement and prospectus seeking your approval of a proposed combination of PBHG Core Growth Fund ("Core Growth Fund"), an investment portfolio of PBHG Funds ("PBHG Funds"), with PBHG Growth Fund ("Growth Fund"), which is also an investment portfolio of PBHG Funds.

         The investment objectives of Growth Fund and Core Growth Fund are the same. Both funds seek capital appreciation. Growth Fund seeks to meet its objective by investing at least 65% of its total assets in growth securities, such as common stocks, of small and medium sized companies. Core Growth Fund seeks to meet its objective by investing at least 65% of its total assets in growth securities, such as common stocks, of small, medium or large capitalization companies. Pilgrim Baxter & Associates, Ltd. ("Pilgrim Baxter") serves as the investment adviser to both funds.

         Growth Fund, with net assets of approximately $1.24 billion at December 31, 2002, is a significantly larger fund than Core Growth Fund and the net assets of Core Growth Fund have decreased from approximately $502 million to approximately $35 million at December 31, 2002. Since inception, Core Growth Fund has underperformed its benchmark index, the Russell Midcap(R) Growth Index. Core Growth Fund's ratio of expenses to net assets is also higher than that of Growth Fund. Pilgrim Baxter has advised the Board of Trustees that in light of Core Growth Fund's decreasing asset base, poor performance relative to its benchmark index and higher expense ratio, Core Growth Fund will likely be unable to attract sufficient assets for continued long-term viability. After considering various alternatives, the Board of Trustees concluded that combining Core Growth Fund with Growth Fund would serve the best interests of Core Growth Fund and its shareholders. The accompanying document describes the proposed transaction and compares the investment policies, operating expenses and performance of the two funds for your evaluation.

         You are being asked to approve a Plan of Reorganization for Core Growth Fund which provides for the reclassification and change of the outstanding shares of Core Growth Fund into shares of Growth Fund based upon their respective net asset values. After careful consideration, the Board of Trustees recommends that you vote FOR the proposal after carefully reviewing the enclosed materials.

         YOUR VOTE IS IMPORTANT. Please take a moment now to sign and return your proxy card in the enclosed postage paid return envelope. If we do not hear from you after a reasonable amount of time you may receive a telephone call from our proxy solicitor, reminding you to vote your shares. You may also vote your shares on the web by following the instructions that appear on the enclosed proxy insert, or by calling the telephone number printed on your proxy card and following the instructions provided.

                                   Sincerely,

                                   /S/HAROLD J. BAXTER



                                   Harold J. Baxter
                                   Chairman

[BLANK PAGE]

                              PBHG CORE GROWTH FUND
                                 A PORTFOLIO OF
                                   PBHG FUNDS
                                 P.O. BOX 219534
                           KANSAS CITY, MISSOURI 64121

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON JUNE 19, 2003


         NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders of PBHG Core Growth Fund ("Core Growth Fund"), an investment portfolio of PBHG Funds ("PBHG Funds"), will be held at the offices of Pilgrim Baxter & Associates, Ltd., 1400 Liberty Ridge Drive, Wayne, Pennsylvania 19087-5593, on June 19, 2003, at 10:00 a.m., local time, for the following purposes:

         1. To approve a Plan of Reorganization (the "Plan of Reorganization") for Core Growth Fund and the consummation of the transactions contemplated therein. The Plan of Reorganization provides for the reclassification and change of the issued and outstanding Core Growth Fund shares into shares of PBHG Growth Fund ("Growth Fund") of the same class (the "Reorganization"). The value of each Core Growth Fund shareholder's account with Growth Fund immediately after the Reorganization will be the same as the value of such shareholder's account with Core Growth Fund immediately prior to the Reorganization. The Reorganization has been structured as a tax-free transaction.

         2. To transact any other business, not currently contemplated, that may properly come before the Special Meeting, in the discretion of the proxies or their substitutes.

         Shareholders of record as of the close of business on April 10, 2003, are entitled to notice of, and to vote at, the Special Meeting or any adjournment thereof.

         YOU ARE INVITED TO ATTEND THE SPECIAL MEETING, BUT IF YOU CANNOT DO SO, PLEASE COMPLETE AND RETURN IN THE ENCLOSED ENVELOPE THE ACCOMPANYING PROXY AS PROMPTLY AS POSSIBLE, WHICH IS BEING SOLICITED BY THE MANAGEMENT OF PBHG FUNDS. THIS IS IMPORTANT FOR THE PURPOSE OF ENSURING A QUORUM AT THE SPECIAL MEETING. YOU MAY ALSO VOTE YOUR SHARES BY CALLING THE TELEPHONE NUMBER ON YOUR PROXY CARD, OR ON THE WEB. YOU MAY REVOKE YOUR PROXY AT ANY TIME BEFORE IT IS EXERCISED BY THE SUBSEQUENT EXECUTION AND SUBMISSION OF A REVISED PROXY, BY GIVING WRITTEN NOTICE OF REVOCATION TO PBHG FUNDS AT ANY TIME BEFORE THE PROXY IS EXERCISED OR BY VOTING IN PERSON AT THE SPECIAL MEETING.



                                    /S/JOHN M. ZERR

                                    John M. Zerr
                                    Secretary

April 30, 2003

[BLANK PAGE]

                                PBHG GROWTH FUND
                               EACH A PORTFOLIO OF
                                   PBHG FUNDS
                                 P.O. BOX 219534
                           KANSAS CITY, MISSOURI 64121
                            TOLL FREE: (800) 433-0051

                     COMBINED PROXY STATEMENT AND PROSPECTUS


                              Dated: April 30, 2003

         This document is being furnished to you in connection with the Special Meeting of Shareholders of PBHG Core Growth Fund ("Core Growth Fund"), an investment portfolio of PBHG Funds, a Delaware statutory trust ("PBHG Funds"), to be held on June 19, 2003 (the "Special Meeting").

         At the Special Meeting you will be asked to consider and approve a Plan of Reorganization (the "Plan of Reorganization") for Core Growth Fund and the consummation of the transactions described therein, as further described in this Combined Proxy Statement and Prospectus. THE BOARD OF TRUSTEES OF PBHG FUNDS HAS UNANIMOUSLY APPROVED THE PLAN OF REORGANIZATION AS BEING IN THE BEST INTERESTS OF CORE GROWTH FUND SHAREHOLDERS.

         The Plan of Reorganization provides for the reclassification of the shares of Core Growth Fund and the change of the outstanding shares of Core Growth Fund into shares of PBHG Growth Fund ("Growth Fund") based upon the net asset values of the two funds. All of the assets and liabilities of Core Growth Fund will become assets and liabilities of Growth Fund. The value of your account with Growth Fund immediately after the Reorganization will be the same as the value of your account with Core Growth Fund immediately before the Reorganization.

         Growth Fund is an investment portfolio of PBHG Funds, an open-end, series management investment company. The investment objectives of Growth Fund and Core Growth Fund are the same. Both funds seek capital appreciation. Growth Fund seeks to meet its objective by investing at least 65% of its total assets in growth securities, such as common stocks, of small and medium sized companies. Core Growth Fund seeks to meet its objective by investing at least 65% of its total assets in growth securities, such as common stocks, of small, medium or large capitalization companies. Pilgrim Baxter & Associates, Ltd. ("Pilgrim Baxter") serves as the investment adviser to both funds. See "Comparison of Investment Objectives, Policies and Restrictions."

         This Combined Proxy Statement and Prospectus ("Proxy Statement/Prospectus") sets forth the information that you should know before voting on the Plan of Reorganization. It should be read and retained for future reference. The Statement of Additional Information related to this Proxy Statement/Prospectus, dated April 30, 2003, is available on request and without charge by contacting PBHG Funds at the address or telephone number below, and is hereby incorporated by reference.

         The current prospectus for both Core Growth Fund and Growth Fund, dated July 29, 2002 as supplemented January 7, 2003 and March 12, 2003, together with the related Statement of Additional Information also dated July 29, 2002 as supplemented January 7, 2003 and April 14, 2003, are on file with the Securities and Exchange Commission (the "SEC") and are incorporated into this Proxy Statement/Prospectus by this reference. A copy of the current prospectus of PBHG Funds is included as Appendix II to this Proxy Statement/Prospectus. These documents are available without charge by writing to PBHG Funds, P.O. Box 219534, Kansas City, Missouri 64121-9534, or by calling (800) 433-0051. The SEC maintains a Web site at http://www.sec.gov that contains the prospectus and statement of additional information described above, material incorporated by reference, and other information about PBHG Funds. You can obtain additional information about Core Growth Fund and Growth Fund on the Web at http://www.pbhgfunds.com.

         AS WITH ALL OTHER MUTUAL FUND SECURITIES, THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED WHETHER THE INFORMATION IN THIS PROXY STATEMENT/PROSPECTUS IS ADEQUATE OR ACCURATE. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIME.

[BLANK PAGE]

                                    PBHGFUNDS

                                TABLE OF CONTENTS

                                                                            Page
INTRODUCTION ............................................................     1
SUMMARY .................................................................     2
         Reorganization .................................................     2
         Background and Reasons for the Reorganization ..................     2
         Comparison of Growth Fund and Core Growth Fund .................     3
ANNUAL FUND OPERATING EXPENSES ..........................................     4
RISK FACTORS ............................................................     6
         Comparative Risks ..............................................     6
         Risks Associated with Growth Fund ..............................     6
COMPARISON OF INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS ..........     6
         Investment Objectives ..........................................     6
         Investment Policies ............................................     6
         Investment Restrictions ........................................     7
FINANCIAL HIGHLIGHTS ....................................................     8
ADDITIONAL INFORMATION ABOUT THE PLAN OF REORGANIZATION .................     9
         The Reorganization .............................................     9
         Board Considerations ...........................................     9
         Other Terms ....................................................    10
         Federal Income Tax Consequences ................................    11
         Capital Loss Carryforward ......................................    11
CAPITALIZATION ..........................................................    12
ADDITIONAL INFORMATION ABOUT THE FUNDS ..................................    12
         Investment Management ..........................................    12
MANAGEMENT'S DISCUSSION AND ANALYSIS OF PERFORMANCE .....................    12
RIGHTS OF SHAREHOLDERS ..................................................    14
OWNERSHIP OF CORE GROWTH FUND AND GROWTH FUND SHARES ....................    14
         Significant Holders ............................................    14
         Ownership of Trustees and Officers .............................    15
LEGAL MATTERS ...........................................................    15
INFORMATION FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ...........    15
ADDITIONAL INFORMATION ABOUT GROWTH FUND ................................    15
APPENDIX I .........................................     Plan of Reorganization
APPENDIX II ........................................   Prospectus of PBHG Funds

[BLANK PAGE]

                                  INTRODUCTION

         This Proxy Statement/Prospectus is furnished to you in connection with the solicitation of proxies by PBHG Funds' Board of Trustees for use at the Special Meeting of Shareholders of Core Growth Fund to be held at the offices of Pilgrim Baxter & Associates, Ltd., 1400 Liberty Ridge Drive, Wayne, Pennsylvania 19087-5593, on June 19, 2003, at 10:00 a.m., local time. That meeting and any adjournments thereof are referred to as the "Special Meeting."

         We expect to solicit proxies principally by mail, but we may also solicit proxies by telephone, facsimile, telegraph or personal interview. Our officers will not receive any additional or special compensation for solicitation activities. We have also engaged the services of Georgeson Shareholder Communications, Inc. to assist in the solicitation of proxies. Pilgrim Baxter & Associates, Ltd. ("Pilgrim Baxter"), the investment adviser for each fund, will reimburse Core Growth Fund and Growth Fund for the costs and expenses they incur in connection with the Reorganization. For Core Growth Fund, this will include expenses incurred in preparing, printing and mailing proxy materials for the Special Meeting and proxy solicitation costs. The cost of the solicitation of proxies is anticipated to be approximately $25,000.

         All properly executed and unrevoked proxies received in time for the Special Meeting will be voted in accordance with the instructions they contain. If no instructions are given, shares represented by proxies will be voted FOR the proposal to approve the Plan of Reorganization and in accordance with management's recommendation on other matters. The presence in person or by proxy of one-third of the outstanding shares of Core Growth Fund entitled to vote at the Special Meeting will constitute a quorum.

         At the Special Meeting, a quorum being present, approval of the Plan of Reorganization requires the affirmative vote of a majority of the votes cast at the Special Meeting. Abstentions and broker non-votes will be counted as shares present at the Special Meeting for quorum purposes but will not be considered votes cast for or against approval of the Reorganization at the Special Meeting. Broker non-votes arise from a proxy returned by a broker holding shares for a customer which indicates that the broker has not been authorized by the customer to vote on a proposal. If you return a proxy, you may revoke it at any time prior to its exercise by executing a superseding proxy or by submitting a notice of revocation to the Secretary of PBHG Funds. In addition, although mere attendance at the Special Meeting will not revoke a proxy, if you attend the Special Meeting, you may withdraw your proxy and vote in person. Shareholders may also transact any other business not currently contemplated that may properly come before the Special Meeting in the discretion of the proxies or their substitutes.

         Shareholders of record as of the close of business on April 10, 2003 (the "Record Date"), are entitled to vote at the Special Meeting. On the Record Date, there were outstanding 4,430,928 PBHG Class shares of Core Growth Fund. Each share held entitles a shareholder to one vote for each dollar of net asset value of shares held by the shareholder.

         We intend to mail this Proxy Statement/Prospectus and the accompanying proxy on or about May 5, 2003.

                                     SUMMARY


REORGANIZATION

         The Plan of Reorganization provides for the reclassification and change of the issued and outstanding Core Growth Fund shares into Growth Fund shares (the "Reorganization"). If shareholders of Core Growth Fund approve the Plan of Reorganization and other closing conditions are satisfied, all of the assets and liabilities of Core Growth Fund will become the assets and liabilities of Growth Fund, and the issued and outstanding PBHG Class shares of Core Growth Fund will be changed into PBHG Class shares of Growth Fund that have a net asset value equal to the value of the Core Growth Fund net assets immediately prior to the Reorganization. The value of each Core Growth Fund shareholder's account with Growth Fund immediately after the Reorganization will be the same as the value of such shareholder's account with Core Growth Fund immediately prior to the Reorganization. A copy of the Plan of Reorganization is attached as Appendix I to this Proxy Statement/Prospectus. See "Additional Information About the Plan of Reorganization" below.

         We will receive an opinion of Ballard Spahr Andrews & Ingersoll, LLP, to the effect that the Reorganization will constitute a tax-free reorganization for Federal income tax purposes. Thus, shareholders will not have to pay Federal income taxes as a result of the Reorganization. See "Additional Information About the Plan of Reorganization - Federal Income Tax Consequences" below.

         Growth Fund is a diversified investment portfolio of PBHG Funds, an open-end series management investment company registered under the Investment Company Act of 1940 (the "1940 Act"). The principal offices of PBHG Funds are located in Wayne, Pennsylvania (telephone: (800) 433-0051).


BACKGROUND AND REASONS FOR THE REORGANIZATION

         The Board of Trustees of PBHG Funds, including each of the independent trustees, has determined that the reorganization of Core Growth Fund into Growth Fund is in the best interests of both funds and their shareholders and that the interests of the shareholders of each fund will not be diluted as a result of the Reorganization.

         In evaluating the proposed Reorganization, the Board of Trustees considered a number of factors, including:

         o The compatibility of the investment objectives and principal investment strategies of the two funds.

         o The performance records of the two funds.

         o The potential for greater operating efficiencies of the combined funds.

         o The tax-free nature of the Reorganization for Federal income tax purposes.

         o The undertaking by Pilgrim Baxter to reimburse each fund for the expenses of the Reorganization.

         o The comparative expenses of the two funds.

         The Board of Trustees considered the fact that Growth Fund is a significantly larger fund than Core Growth Fund and the total net assets of Core Growth Fund have decreased from approximately $502 million to approximately $35 million, as of December 31, 2002. As of December 31, 2002, Growth Fund had net assets of approximately $1.24 billion. Both Growth Fund and Core Growth Fund have underperformed their benchmark indices, the Russell 2000(R) Growth Index and the Russell Midcap(R) Growth Index, respectively, in recent periods and Core Growth Fund has underperformed its benchmark index since its inception on December 29, 1995.

         Pilgrim Baxter advised the Board that Growth Fund's ratio of expenses to net assets is lower than that of Core Growth Fund. As of December 31, 2002, Growth Fund's ratio of annual expenses to net assets was approximately 0.06% lower than Core Growth Fund's expenses. Moreover, Pilgrim Baxter has contractually agreed to waive that portion, if any, of Core Growth Fund's management fee and to waive certain expenses of the fund to the extent necessary to ensure that the fund's total annual fund operating expenses do not exceed 1.50%. This expense waiver expires on March 31, 2004. Absent such fee waiver, Core Growth Fund's annual total operating expenses, expressed as a percentage of net assets, are expected to exceed those of Growth Fund by approximately 0.25%.

         Accordingly, Pilgrim Baxter advised the Board of Trustees that in light of the relative size of the two funds, Core Growth Fund's poor performance relative to its benchmark and its higher expense ratio, it did not believe that Core Growth Fund would remain viable as a separate investment portfolio. After considering alternatives for the future of Core Growth Fund, the Board of Trustees concluded that Core Growth Fund should be combined with Growth Fund.

         For additional information concerning the deliberations of the Board of Trustees on the Plan of Reorganization, see "Additional Information About the Plan of Reorganization."


COMPARISON OF GROWTH FUND AND CORE GROWTH FUND

         INVESTMENT OBJECTIVE AND POLICIES

         The investment objectives of Core Growth Fund and Growth Fund are the same. Each fund seeks to provide investors with capital appreciation. In addition, the funds follow similar investment strategies to achieve their investment objectives.

         Growth Fund normally invests at least 65% of its total assets in growth securities, such as common stocks, of small and medium sized companies.

         Core Growth Fund normally will invest at least 65% of its total assets in growth securities, such as common stocks, of small, medium or large capitalization companies.

         The annual portfolio turnover rate for Growth Fund was 170.67% for the fiscal year ended March 31, 2003. That rate of portfolio turnover will result in higher transaction costs for, and may result in additional taxes for shareholders of, Growth Fund. However, Core Growth Fund's portfolio turnover rate for the same period was 226.55%.

         INVESTMENT ADVISORY SERVICES

         Pilgrim Baxter serves as investment adviser to both funds.

         Pilgrim Baxter is an indirect, wholly owned subsidiary of Old Mutual plc ("Old Mutual"). Old Mutual is an international financial services group based in London, with operations in life assurance, asset management, banking and general insurance. Old Mutual's principal offices are located at 3rd Floor, Landsdowne House, 57 Berkeley Square, London, WIX 50H, United Kingdom.

         SALES CHARGES

         No sales charges are applicable to the Reorganization.

         Shares of Growth Fund and Core Growth Fund are sold without an initial sales charge.

         PERFORMANCE

         Annual total returns for the periods indicated for PBHG Class shares of Growth Fund are shown below. The tables also compare the average annual returns of Growth Fund to those of a broad based securities market index. Growth Fund is authorized to issue Advisor Class shares which bear different expenses than PBHG Class shares. Past performance cannot guarantee comparable future results.


[BAR CHART OMITTED, PLOT POINTS FOLLOWS]

 1993      46.71%
 1994       4.75%
 1995      50.35%
 1996       9.82%
 1997      -3.35%
 1998       0.59%
 1999      92.45%
 2000     -22.99%
 2001     -34.53%
 2002     -30.35%

         The year-to-date return of Growth Fund as of March 31, 2003 was -1.97%.

                     BEST QUARTER:      Q4 1999     64.55%

                     WORST QUARTER:     Q4 2000    -32.58%

                          AVERAGE ANNUAL TOTAL RETURNS
                                   GROWTH FUND
                    (FOR THE PERIODS ENDED DECEMBER 31, 2002)

                                                                                                           SINCE INCEPTION
PBHG CLASS SHARES                                       1 YEAR          5 YEARS           10 YEARS           (12/19/85)
-----------------                                      ---------       ---------          ---------           ---------
Return Before-Taxes                                     -30.35%         -7.43%               5.24%             10.65%
Return After-Taxes on Distributions                     -30.35%         -8.18%               4.77%              8.14%
Return After-Taxes on Distributions and
   Sale of Fund Shares                                  -18.64%         -5.06%               4.80%              8.11%
---------------------------------------------------------------------------------------------------------------------------
Russell 2000(R) Growth Index (1) (reflects no
   deductions for fees, expenses or taxes)              -30.26%         -6.59%               2.62%              5.12%

(1) The since inception return for the Russell 2000(R) Growth Index was calculated as of December 31, 1985.

         After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or certain individual retirement accounts.

         Growth Fund's year-to-date return as of March 31, 2003 was -1.97%, as compared to 1.57% for Core Growth Fund.

         DISTRIBUTION; PURCHASE, EXCHANGE AND REDEMPTION

         Shares of Growth Fund and Core Growth Fund are both distributed by PBHG Fund Distributors. Purchase and redemption procedures are the same for Growth Fund and Core Growth Fund. Shares of Growth Fund and Core Growth Fund may be exchanged for shares of other funds of PBHG Funds.

         OPERATING EXPENSES

         The shares of Growth Fund are a no-load investment, which means there are no fees or charges to buy or sell shares, to reinvest dividends or to exchange into other funds.

         A mutual fund's annual operating expenses are deducted from fund assets. Therefore, shareholders indirectly pay the fund's annual operating expenses. Information on the annual operating expenses of PBHG Class shares of Growth Fund and Core Growth Fund is shown below. Pro forma estimated expenses of Growth Fund, giving effect to the Reorganization, are also provided.


                         ANNUAL FUND OPERATING EXPENSES

                                             CORE                                                GROWTH FUND
                                         GROWTH FUND             GROWTH FUND                     PRO FORMA
                                        ---------------         ---------------                ---------------
Management Fees                             0.85%                   0.85%                          0.85%
12b-1 Fees                                  None                    None                           None
Other Expenses                              0.84                    0.59                           0.60(3)
Total Fund Operating Expenses               1.69%(1)                1.44%(1)                       1.45%
                                            -----                   -----                          -----
Fee Waiver                                  0.19                      --                             --
Net Expenses                                1.50%(2)                1.44%                          1.45%
                                            -----                   -----                          -----
                                            -----                   -----                          -----

(1) Total Fund Operating Expenses have been restated to reflect expense arrangements in effect as of December 31, 2002.

(2) For the fiscal year ending March 31, 2004, Pilgrim Baxter has contractually agreed to waive that portion, if any, of the annual management fees payable by Core Growth Fund and to pay certain expenses of the fund to the extent necessary to ensure that the total annual fund operating expenses (exclusive of certain expenses such as brokerage commissions and extraordinary expenses) do not exceed 1.50%.In any fiscal year in which the fund's assets are greater than $75 million and its total annual fund operating expenses (excluding certain expenses such as brokerage commissions and extraordinary expenses) are less than 1.50%, the fund's Board of Trustees may elect to reimburse Pilgrim Baxter for any fees it waived or expenses it reimbursed on the fund's behalf during the previous two fiscal years. The Board made no reimbursement election during the fiscal year ended March 31, 2003.

(3) Other Expenses have increased due to rounding.

         HYPOTHETICAL EXAMPLE OF EFFECT OF EXPENSES

         This example can help you to compare the cost of investing in the funds to the cost of investing in other mutual funds. The example assumes you invest $10,000 in the funds for the periods shown and then redeem all of your shares at the end of those periods. The example also assumes that you earned a 5% return on your investment each year, that you reinvested all of your dividends and distributions and that you paid the net expenses stated above for the one year period and the total expenses (which do not reflect any expense limitations) for years two through ten. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                        ONE           THREE            FIVE              TEN
                                                        YEAR         YEARS            YEARS            YEARS
                                                       ------        ------           ------           ------
Core Growth Fund PBHG Class                            $153           $514             $900            $1,982
Growth Fund PBHG Class                                 $147           $456             $787            $1,724
Growth Fund PBHG Class Pro Forma                       $148           $459             $792            $1,735

         FURTHER INFORMATION

         Additional information concerning Growth Fund is contained in this Proxy Statement/Prospectus and in the current prospectus for PBHG Funds that is included as Appendix II. Further information concerning Core Growth Fund can also be found in the PBHG Funds prospectus. The cover page describes how you may obtain further information.



                                  RISK FACTORS


COMPARATIVE RISKS

         Both Growth Fund and Core Growth Fund seek to provide investors with capital appreciation. Both funds seek to achieve their investment objectives by, under normal market conditions, investing at least 65% of their assets in growth securities. The growth securities in the funds are primarily common stocks that Pilgrim Baxter believes have strong business momentum, earnings growth and capital appreciation potential. In this regard, the risks of investing in the funds are similar.

         However, Core Growth Fund generally invests a greater percentage of its assets in growth securities of large capitalization companies in addition to small and medium sized companies. Growth Fund invests primarily in growth securities of small to medium sized companies and expects to focus primarily on those growth securities whose market capitalizations or annual revenues are $2 billion or less at the time of purchase. PBHG Funds is considering changing Growth Fund's focus to companies whose market capitalizations range from $1 billion to $10 billion, without regard to revenues. This is not expected to result in a significant change in the way Growth Fund invests. The risks are greater for companies with smaller market capitalizations because they tend to have more limited product lines, markets and financial resources and may be dependent on a smaller management group than larger, more established companies. In this regard, the risks of investing in Growth Fund may theoretically be greater than the risks of investing in Core Growth Fund. However, Core Growth Fund has generally focused its investments primarily in midcap companies.


RISKS ASSOCIATED WITH GROWTH FUND

         The value of your investment in Growth Fund may go down, which means you could lose money.

         The prices of the securities in Growth Fund will fluctuate. These price movements may occur because of changes in the financial markets, the company's individual situation, or industry changes. These risks are greater for companies with smaller market capitalizations because they tend to have more limited product lines, markets and financial resources and may be dependent on a smaller management group than larger, more established companies.

         Growth Fund emphasizes small and medium sized growth companies, so it is likely to be more volatile than the stock market in general, as measured by the S&P 500 Index. In addition, the growth securities in Growth Fund may never reach what Pilgrim Baxter believes are their full earnings growth potential and may go down in price.

         Although Growth Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.

         Your investment in Growth Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other governmental agency.

         COMPARISON OF INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS


INVESTMENT OBJECTIVES

         The investment objectives of Growth Fund and Core Growth Fund are the same. Both funds seek to provide investors capital appreciation.


INVESTMENT POLICIES

         A description of the investment policies of each of Growth Fund and Core Growth Fund is provided below.

         GROWTH FUND

         Under normal market conditions, Growth Fund invests at least 65% of its total assets in growth securities, such as common stocks, of small and medium sized companies. These companies generally have market capitalizations similar to the market capitalizations of the companies in the Russell 2000(R) Growth Index at the time of Growth Fund's investment. As of June 30, 2002, the companies in the Russell 2000(R) Growth Index had market capitalizations between $26 million and $1.8 billion. The growth securities in Growth Fund are primarily common stocks that Pilgrim Baxter believes have strong business momentum, earnings growth and capital appreciation potential. Pilgrim Baxter expects to focus primarily on those growth securities whose market capitalizations or annual revenues are $2 billion or less at the time of purchase. The size of companies in the Russell 2000(R) Growth Index and those on which Pilgrim Baxter intends to focus Growth Fund's investments will change with market conditions and the composition of that index. Pilgrim Baxter uses its own fundamental research, computer models and proprietary measures of growth in determining which securities to buy and sell for Growth Fund. The Fund may sell a security for a variety of reasons, such as to invest in a company with more attractive growth prospects.

         PBHG Funds is considering changing Growth Fund's benchmark index to the Russell Midcap(R) Growth Index. Such a change would result in the companies in which Growth Fund invests generally having market capitalizations between $1 billion and $10 billion, without regard to revenues. Such change is not expected to result in a significant change in the way Growth Fund invests.

         CORE GROWTH FUND

         Under normal market conditions, Core Growth Fund invests at least 65% of its total assets in growth securities, such as common stocks, of small, medium or large capitalization companies. The growth securities in Core Growth Fund are primarily common stocks that Pilgrim Baxter believes have strong business momentum, earnings growth and capital appreciation potential. Pilgrim Baxter uses its own fundamental research, computer models and proprietary measures of growth in determining which securities to buy and sell for Core Growth Fund. The fund may sell a security for a variety of reasons, such as to invest in a company with more attractive growth prospects.

         GROWTH FUND MANAGEMENT

         Gary L. Pilgrim, CFA, has managed Growth Fund since its inception in 1985. Mr. Pilgrim is president of Pilgrim Baxter and has been a growth stock manager for over 31 years.

INVESTMENT RESTRICTIONS

         Since Core Growth Fund and Growth Fund are each a separate series of PBHG Funds, each fund is currently subject to the same investment restrictions.

                              FINANCIAL HIGHLIGHTS

         Shown below are the financial highlights for PBHG Class shares of Growth Fund for the fiscal years ended March 31, 1998-2002 audited by PricewaterhouseCoopers LLP and for the unaudited six-month period ended September 30, 2002. The "Report of Independent Accountants" and financial statements are included in Growth Fund's annual report to shareholders for the fiscal year ended March 31, 2002. Growth Fund's annual report to shareholders dated March 31, 2002 and its semi-annual report to shareholders dated September 30, 2002, which contains additional unaudited financial information, are available without charge upon request made to PBHG Funds at the address or telephone number appearing on the cover page of this Proxy Statement/Prospectus.


                          GROWTH FUND PBHG CLASS SHARES

                                             SIX MONTHS
                                               ENDED
                                           SEPTEMBER 30,                    YEAR ENDED MARCH 31,
                                                2002       ---------------------------------------------------------------------
                                          (UNAUDITED)(1)(2)   2002(1)       2001(1)         2000(1)       1999(1)           1998
                                             ----------    ----------   ----------      ----------    ----------      ----------
Net asset value, beginning of period             $18.94        $21.74       $58.73          $24.51        $28.23          $21.06
                                             ----------    ----------   ----------      ----------    ----------      ----------
Income from investment operations:
  Net investment loss                             (0.09)        (0.20)       (0.20)          (0.24)        (0.33)          (0.26)
  Net gains (losses) on securities
    (both realized and unrealized)                (4.61)        (2.60)      (30.53)          (3.48)        36.14            7.43
                                             ----------    ----------   ----------      ----------    ----------      ----------
  Total from investment operations                (4.70)        (2.80)      (30.73)          (3.72)         35.81           7.17
                                             ----------    ----------   ----------      ----------    ----------      ----------
Less distributions:
Dividends from net investment income                 --            --           --              --            --              --
                                             ----------    ----------   ----------      ----------    ----------      ----------
Distributions from capital gains                     --            --        (6.26)          (1.59)           --              --
                                             ----------    ----------   ----------      ----------    ----------      ----------
Total distributions                                  --            --        (6.26)          (1.59)           --              --
                                             ----------    ----------   ----------      ----------    ----------      ----------
Net asset value, end of period                    14.24         18.94        21.74           58.73         24.51           28.23
                                             ----------    ----------   ----------      ----------    ----------      ----------
Total return                                    (24.82)%       (12.88)%     (56.57)%        (13.18)%      148.57%          34.05%
                                             ----------    ----------   ----------      ----------    ----------      ----------
Ratios/supplemental data:
Net assets, end of period (000s omitted)     $1,279,079    $1,925,422   $2,883,036      $6,465,234    $3,228,740      $5,338,380
                                             ----------    ----------   ----------      ----------    ----------      ----------
Ratio of expenses to average net assets            1.37%         1.33%        1.25%           1.23%         1.32%           1.26%
Ratio of expenses to average net assets
  (including expense reduction)                    1.36%         1.32%        1.25%           1.23%         1.32%           1.26%
Ratio of net investment income (loss)
  to average net assets.                          (1.10)%       (0.95)%      (0.46)%         (0.90)%       (0.99)%         (0.74)%
Ratio of expenses to average net assets
  (excluding waivers and expense reduction)        1.37%         1.33%        1.25%           1.23%         1.32%           1.26%
Ratio of net investment income
  (loss) to average net assets
  (excluding waivers and expense reduction)       (1.11)%       (0.96)%      (0.46)%         (0.90)%       (0.99)%         (0.74)%
                                             ----------    ----------   ----------      ----------    ----------      ----------
Portfolio turnover rate                           85.07%       170.67%      104.48%         107.73%        80.51%          94.21%

-----------------
(1) Per share calculations performed using average shares for the period.
(2) Total return and portfolio turnover have not been annualized. All other ratios have been annualized.

             ADDITIONAL INFORMATION ABOUT THE PLAN OF REORGANIZATION

         The terms and conditions under which the Reorganization may be consummated are set forth in the Plan of Reorganization. The deliberations of the Board of Trustees concerning the Reorganization and significant provisions of the Plan of Reorganization are summarized below. A copy of the Plan of Reorganization is attached as Appendix I to this Proxy Statement/Prospectus.


THE REORGANIZATION

         Pursuant to the Plan of Reorganization the issued and outstanding PBHG Class shares of Core Growth Fund will become PBHG Class shares of Growth Fund. This means that shares of Core Growth Fund will be changed into PBHG Class shares of Growth Fund having an aggregate net asset value equal to the net asset value of Core Growth Fund immediately prior to the Reorganization. To complete the reclassification, PBHG Funds will credit shares of Growth Fund to Core Growth Fund's shareholders. The value of each Core Growth Fund shareholder's account with Growth Fund immediately after the Reorganization will be the same as the value of such shareholder's account with Core Growth Fund immediately prior to the Reorganization. Shareholders will not pay any sales charge in connection with the Reorganization.

         All of the assets and liabilities of Core Growth Fund will become assets and liabilities of Growth Fund.

         Each share of Growth Fund entitles a shareholder to one vote for each dollar of net asset value of shares held by the shareholder, to participate equally in dividends and distributions declared by the Board of Trustees with respect to a class of shares of Growth Fund and, upon liquidation of Growth Fund, to participate proportionately in its net assets allocable to a class after satisfaction of the outstanding liabilities allocable to that class. Fractional shares of Growth Fund have proportionately the same rights, including voting rights as are provided for full shares.

         Consummation of the Reorganization is expected to occur on June 20, 2003, at 4:30 p.m. Eastern Time on the basis of values calculated as of the close of regular trading on the New York Stock Exchange on that day.


BOARD CONSIDERATIONS

         The Board of Trustees of PBHG Funds determined that the proposed Reorganization of Core Growth Fund is in the best interests of the shareholders of Core Growth Fund and Growth Fund, and recommended approval of the Plan of Reorganization by Core Growth Fund shareholders at the Special Meeting. A summary of the information that was presented to, and considered by, the Board of Trustees in making their determination is provided below.

         At a meeting of the Board of Trustees held on February 18, 2003, Pilgrim Baxter proposed that the Board of Trustees approve the proposed Reorganization of Core Growth Fund. The Trustees received from Pilgrim Baxter written materials that described the structure and tax consequences of the proposed Reorganization and contained information concerning Core Growth Fund and Growth Fund, including comparative historical total return, fee and expense information and a comparison of the investment policies of the two funds.

         In considering the proposed Reorganization, the Board of Trustees noted that Core Growth Fund and Growth Fund have the same investment objective.

         Pilgrim Baxter proposed the Reorganization because investors have not viewed Core Growth Fund as an attractive investment alternative. The net assets of Core Growth Fund have decreased significantly from an all time high of approximately $502 million to approximately $35 million as of December 31, 2002. Growth Fund's total assets have also declined from approximately $8.3 billion in March 2000. However, at December 31, 2002, Growth Fund's assets were approximately $1.24 billion. The current asset size of Core Growth Fund raises questions about its continued long-term viability. The combined assets of the two funds should provide a more stable base for management because daily purchases and redemptions of shares should have a less significant impact on the size of the combined fund.

         The information presented to the Board of Trustees by Pilgrim Baxter demonstrated that since its inception date (December 29, 1995) Core Growth Fund has underperformed its benchmark index, the Russell Midcap(R) Growth Index. Growth Fund has also underperformed its benchmark index, the Russell 2000(R) Growth Index in recent periods, but has outperformed such index for the ten-year period ended December 31, 2002, and since its inception date (December 19, 1985). The Board of Trustees also considered the following performance information:

              AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2002

                                                                                                        SINCE CORE GROWTH
                                                                                                        FUND'S INCEPTION
                               PAST 1 YEAR        PAST 2 YEARS       PAST 3 YEARS       PAST 5 YEARS      (12/29/1995)
                                ----------         ----------         ----------         ----------     ----------------
       Core Growth Fund           -29.43%            -34.26%            -30.13%            -6.25%            -2.00%
       Growth Fund                -30.35%            -32.48%            -29.45%            -7.43%            -4.55%


         The Board of Trustees noted that the ratio of expenses to net assets of Growth Fund is lower than that of Core Growth Fund. As of December 31, 2002, Growth Fund's ratio of expenses to net assets was approximately 0.06% lower than that of Core Growth Fund. The contractual expense waiver currently applicable to Core Growth Fund, under which Pilgrim Baxter has agreed to waive management fees or reimburse expenses such that Core Growth Fund's expense ratio does not exceed 1.50%, expires March 31, 2004. Absent such fee waiver, Core Growth Fund's annual total operating expenses are expected to exceed those of Growth Fund by approximately 0.25%.

         Pilgrim Baxter advised the Board that the Reorganization would likely result in a 0.01% increase in the expenses of Growth Fund due to rounding.

         Pilgrim Baxter also advised the Board that it expects, but cannot guarantee, that because of its larger asset size Growth Fund may be able to gather assets more effectively after the Reorganization once growth investing returns to favor. Such additional assets are expected to result in economies of scale that may lead to a reduction of Growth Fund's expenses below current levels.

         The Board of Trustees further noted that the value of each shareholder's account with Growth Fund immediately after the Reorganization will be the same as the value of that shareholder's account with Core Growth Fund immediately prior to the Reorganization meaning that there will be no dilution of the value of the shares of either fund. No initial sales or other charges will be imposed on any of the shares of Growth Fund acquired by the shareholders of Core Growth Fund in connection with the Reorganization. The Board also noted that Pilgrim Baxter has agreed to reimburse Core Growth Fund and Growth Fund for costs and expenses they incur in connection with the Reorganization.

         Finally, the Board of Trustees reviewed the principal terms of the Plan of Reorganization. The Board of Trustees noted that Core Growth Fund would be provided with an opinion of counsel that the Reorganization would be tax-free as to Core Growth Fund and its shareholders.

         At the meeting of the Board of Trustees, based upon their evaluation of the information presented to them, the Board of Trustees determined that the proposed Reorganization will not dilute the interests of Core Growth Fund or Growth Fund shareholders and is in the best interests of shareholders of Core Growth Fund and Growth Fund in light of the above-mentioned factors. Therefore, the Board of Trustees recommended the approval of the Plan of Reorganization by the shareholders at the Special Meeting.


OTHER TERMS

         Completion of the Reorganization is subject to various conditions, including the following:

         o All consents, approvals, permits and authorizations required to be obtained from governmental authorities, including the SEC and state securities commissions, to permit the parties to carry out the transactions contemplated by the Plan of Reorganization shall have been received;

         o The Plan of Reorganization and related trust matters shall have been approved by the affirmative vote of a majority of the votes cast by Core Growth Fund shareholders present at the Special Meeting;

         o The net assets of Core Growth Fund to be acquired by Growth Fund shall constitute at least 90% of the fair market value of the net assets and at least 70% of the fair market value of the gross assets held by Core Growth Fund immediately prior to the reclassification;

         o The dividend or dividends as described in the Plan of Reorganization shall have been declared;

         o PBHG Funds shall have received an opinion of Ballard Spahr Andrews & Ingersoll, LLP ("BSA&I") to the effect that consummation of the transactions contemplated by the Plan of Reorganization will constitute a "reorganization" within the meanings of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"), and that the shareholders of Core Growth Fund will recognize no gain or loss to the extent that they receive shares of Growth Fund in exchange for their shares of Core Growth Fund in accordance with the Plan of Reorganization; and

         o PBHG Funds shall have received an opinion of BSA&I addressed to and in form and substance satisfactory to PBHG Funds, to the effect that the Plan of Reorganization has been duly authorized and approved by all requisite action of PBHG Funds and the holders of the shares of Core Growth Fund.


FEDERAL INCOME TAX CONSEQUENCES

         The following is a general summary of the material Federal income tax consequences of the Reorganization and is based upon the current provisions of the Code, the existing Treasury regulations thereunder, current administrative rulings of the Internal Revenue Service ("IRS") and judicial decisions, all of which are subject to change. The principal Federal income tax consequences that are expected to result from the Reorganization, under currently applicable law, are as follows:

         o The Reorganization will qualify as a "reorganization" within the meaning of Section 368(a) of the Code;

         o No gain or loss will be recognized by Core Growth Fund upon the reclassification of its assets to Growth Fund;

         o No gain or loss will be recognized by any shareholder of Core Growth Fund upon the exchange of shares of Core Growth Fund solely for shares of Growth Fund;

         o The tax basis of the shares of Growth Fund to be received by a shareholder of Core Growth Fund will be the same as the tax basis of the shares of Core Growth Fund surrendered in exchange therefor;

         o The holding period of the shares of Growth Fund to be received by a shareholder of Core Growth Fund will include the holding period for which such shareholder held the shares of Core Growth Fund exchanged therefor, provided that such shares of Core Growth Fund are capital assets in the hands of such shareholder as of the date the Reorganization is consummated;

         o No gain or loss will be recognized by Growth Fund upon the issuance of its shares as consideration for the reclassification of the assets of Core Growth Fund as part of the assets of Growth Fund;

         o The tax basis of the assets of Core Growth Fund in the hands of Growth Fund will be the same as the tax basis of such assets in the hands of Core Growth Fund immediately prior to the Reorganization;

         o The holding period of the assets of Core Growth Fund to be received by Growth Fund will include the holding period of such assets in the hands of Core Growth Fund immediately prior to the Reorganization; and

         o Pursuant to Sections 381(a) and (b) of the Code and Sections 1.381(a)-1 and 1.381(b)-1 of the Income Tax Regulations, the tax year of Core Growth Fund will end on the date the Reorganization is consummated and Growth Fund will succeed to and take into account the items of Core Growth Fund described in Section 381(c) of the Code, subject to the provisions and limitations specified in Sections 381, 382, 383 and 384 of the Code, and the regulations thereunder.

         PBHG Funds has not requested and will not request an advance ruling from the IRS as to the Federal income tax consequences of the Reorganization. As a condition to closing, BSA&I will render a favorable opinion to PBHG Funds as to the foregoing Federal income tax consequences of the Reorganization, which opinion will be conditioned upon the accuracy, as of the date of closing, of certain representations made by PBHG Funds upon which BSA&I will rely in rendering its opinion. The conclusions reached in BSA&I's opinion could be jeopardized if the representations of PBHG Funds are incorrect in any material respect.


CAPITAL LOSS CARRYFORWARD

         Core Growth Fund has capital loss carryforwards available to offset future capital gains of approximately $68.0 million as of December 31, 2002. Absent realized capital gain net income, approximately $2.9 million of these capital loss carryforwards would expire in the fiscal year ending March 31, 2009, and approximately $65.1 million would expire in the fiscal year ending March 31, 2010. Under Section 381 of the Code, Growth Fund will succeed to the capital loss carryforwards of Core Growth Fund if, as described above, the transfer of the assets of Core Growth Fund to Growth Fund qualifies as a "reorganization" under Section 368(a) of the Code. However, because of limitations imposed under Section 382 of the Code, Growth Fund will not be able to utilize approximately $56 million of such capital loss carryforwards prior to their expiration if the Reorganization is consummated.

         Growth Fund had capital loss carryforwards available to offset future capital gains of approximately $1.4 billion as of December 31, 2002. Absent realized capital gain net income, all $1.4 billion of these capital loss carryforwards would expire in the fiscal year ending March 31, 2010. No additional limitation will be imposed on the utilization of these capital loss carryforwards by Growth Fund if the Reorganization is consummated.

         THE DESCRIPTION OF THE FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATION PROVIDED ABOVE IS MADE WITHOUT REGARD TO THE PARTICULAR FACTS AND CIRCUMSTANCES OF ANY SHAREHOLDER OF CORE GROWTH FUND. CORE GROWTH FUND SHAREHOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS AS TO THE SPECIFIC CONSEQUENCES TO THEM OF THE REORGANIZATION, INCLUDING THE APPLICABILITY AND EFFECT OF STATE, LOCAL, FOREIGN AND OTHER TAX LAWS.


                                 CAPITALIZATION

         The following tables set forth as of March 31, 2003, (i) the capitalization of Growth Fund PBHG Class shares, (ii) the capitalization of Core Growth Fund PBHG Class shares and (iii) the pro forma capitalization of Growth Fund PBHG Class shares as adjusted to give effect to the transactions contemplated by the Plan of Reorganization.

                                 GROWTH FUND SHARES           CORE GROWTH FUND SHARES            GROWTH FUND PRO FORMA
                               --------------------           -----------------------            ---------------------
Net Assets                          $1,118,887,061                  $34,461,128                     $1,153,348,189
Shares Outstanding                       8,052,801                    4,435,126                         82,992,553
Net Asset Value Per Shares                   13.90                         7.77                              13.90

                     ADDITIONAL INFORMATION ABOUT THE FUNDS

INVESTMENT MANAGEMENT

         Pilgrim Baxter will continue to serve as investment adviser to Growth Fund pursuant to an investment advisory agreement. Pursuant to the investment advisory agreement, Pilgrim Baxter will provide a program of continuous investment management for Growth Fund, and make investment decisions and place orders to purchase and sell securities for Growth Fund in accordance with its investment objective, policies and limitations. For its services, Pilgrim Baxter is entitled to an annual management fee in the amount of 0.85% of the fund's average daily net assets.


               MANAGEMENT'S DISCUSSION AND ANALYSIS OF PERFORMANCE

         A discussion of the performance of Growth Fund taken from its annual report to shareholders for the fiscal year ended March 31, 2002, is set forth below.

         PERFORMANCE

         FOR THE YEAR ENDED MARCH 31, 2002, THE FUND'S PBHG CLASS TOTAL RETURN WAS -12.88% AND THE ADVISOR CLASS RETURN WAS -13.05% VERSUS RETURNS OF 4.95% FOR THE RUSSELL 2000(R) GROWTH INDEX, 4.71% FOR THE RUSSELL MIDCAP(R) GROWTH INDEX AND -0.93% FOR ALL FUNDS CLASSIFIED AS MID-CAP GROWTH FUNDS BY LIPPER, INC. IT WOULD BE AN UNDERSTATEMENT TO SAY THAT THE PAST YEAR HAS BEEN A DIFFICULT ENVIRONMENT FOR GROWTH INVESTORS IN THE AFTERMATH OF THE HIGH-FLYING TECHNOLOGY-DRIVEN RETURNS PRODUCED FROM 1998 TO EARLY 2000. INVESTMENT STRATEGIES THAT EMPHASIZE COMPANIES WITH HIGH PRICE-TO-EARNINGS RATIOS AND HIGH GROWTH RATES WERE AT A DISTINCT DISADVANTAGE THIS PAST YEAR. AS THE TECHNOLOGY BOOM FADED AND THE ECONOMY SLID INTO A RECESSION LED BY CUTBACKS IN INFORMATION TECHNOLOGY CAPITAL SPENDING, WE UNDERESTIMATED THE TREMENDOUS IMPACT THESE ISSUES WOULD HAVE ON THE COMPANIES IN OUR PORTFOLIO. ADDITIONALLY, INVESTORS WERE ATTRACTED TO LOWER RISK, LOWER P/E TYPE INVESTMENTS, WHICH PUT VALUATION PRESSURE ON THE HIGHER P/E COMPANIES FOUND IN OUR PORTFOLIO. WHILE WE MADE ADJUSTMENTS TO RESPOND TO AN ENVIRONMENT OF DECLINING EXPECTATIONS AND LOWERED RISK TOLERANCE, OUR DELAYED REACTION TO THE REDUCED EARNINGS OUTLOOK FOR MOST TECHNOLOGY COMPANIES WAS DETRIMENTAL TO OUR PERFORMANCE. MOST OF OUR UNDERPERFORMANCE CAN BE ATTRIBUTED TO OUR MAJOR WEIGHTING IN THE TECHNOLOGY SECTOR, APPROXIMATELY 40% HIGHER RELATIVE TO THE RUSSELL 2000(R) GROWTH INDEX. WITHIN THE INDEX, TECHNOLOGY AND ENERGY WERE THE ONLY TWO SECTORS OF NOTE TO POST NEGATIVE RETURNS FOR THE YEAR. AGAIN, THIS UNDERLINES THE BURDEN OF BEING WRONG WITH AN OVERWEIGHT POSITION IN TECHNOLOGY. FURTHERMORE, ELIMINATING COMPANIES WITH WEAKENED EARNINGS OUTLOOKS BACKFIRED IN THE FOURTH QUARTER, AS DOWNTRODDEN, LOW-PRICED TECHNOLOGY STOCKS STAGED A SHARP RECOVERY. ON A POSITIVE NOTE, OUR OVERWEIGHT POSITION IN THE HEALTH CARE SECTOR PROVIDED A PARTIAL OFFSET. LASTLY, OUR HOLDINGS IN CONSUMER CYCLICALS UNDERPERFORMED WHILE OUR TYPICALLY UNDERWEIGHT POSITION IN THE FINANCIAL SECTOR ALSO PROVED TO BE A DISADVANTAGE. AS DISAPPOINTING AS THESE TWO BACK-TO-BACK YEARS OF WEAK PERFORMANCE ARE, THE BASIC CAUSE IS THE SAME--A RECESSIONARY ECONOMIC ENVIRONMENT COMBINED WITH THE OUTPERFORMANCE OF OTHER INVESTMENT DISCIPLINES OVER AGGRESSIVE GROWTH STRATEGIES SUCH AS OURS. AS OUR FISCAL YEAR DREW TO A CLOSE AND FIRST QUARTER EARNINGS REPORTS BEGAN TO COME IN, WE FOUND THE PREANNOUNCEMENT PERIOD TO BE FAIRLY BENIGN. IT APPEARS THAT THE RISK OF NEGATIVE EARNINGS SURPRISES HAS DIMINISHED AND THAT CORPORATE MANAGEMENTS HAVE SET EARNINGS GUIDANCE AT ACHIEVABLE LEVELS. WE ARE HOPEFUL THAT OUR EFFORTS TO IDENTIFY SUSTAINABLE GROWTH COMPANIES WILL PRODUCE BETTER RESULTS GOING FORWARD.

         PORTFOLIO DISCUSSION

         AS THE ENVIRONMENT FOR TECHNOLOGY DETERIORATED DURING THE YEAR, THE PORTFOLIO EVOLVED TO BECOME MORE BALANCED RELATIVE TO THE BENCHMARK. THIS RESULTED IN A SIMILAR EXPOSURE, RELATIVE TO THE BENCHMARK IN THE CONSUMER, ENERGY, HEALTH CARE AND TECHNOLOGY SECTORS. OUR LACK OF EXPOSURE TO THE BASIC MATERIALS, TRANSPORTATION AND UTILITIES SECTORS CONTINUED, WHILE OUR INTEREST IN EDUCATION STOCKS LED US TO AN OVERWEIGHT POSITION IN THE SERVICES AREA. REVIEWING OUR WINNERS AND

         PERFORMANCE. IN HEALTH CARE, THREE OF OUR TOP STOCKS, ACCREDO HEALTH, CYTYC AND LABORATORY CORPORATION OF AMERICA, ALL BEAT ANALYSTS' ESTIMATES WHILE A FOURTH SUCCESS, MINIMED, WAS ACQUIRED BY MEDTRONIC AT A PRICE PREMIUM. APOLLO GROUP AND CAREER EDUCATION WERE STANDOUTS IN THE SERVICES SECTOR WHILE DEFENSE ELECTRONICS HOLDINGS L-3 COMMUNICATIONS AND ALLIANT TECHSYSTEMS LED THE INDUSTRIAL SECTOR. POLYCOM, FROM THE CONSUMER CYCLICAL AREA, WAS THE BEST PERFORMING STOCK IN THE ENTIRE PORTFOLIO. OUR LARGE POSITION IN LONG-TIME HOLDING BED BATH & BEYOND ALSO PROVED TO BE A WINNER FOR THE YEAR. THERE WERE A FEW BRIGHT LIGHTS FROM THE TECHNOLOGY SECTOR. APPROXIMATELY 40% OF THE STOCKS OWNED IN THE TECHNOLOGY SECTOR PRODUCED POSITIVE RETURNS. AMONG THOSE, NVIDIA, MICROCHIP, QLOGIC, NOVELLUS, TERADYNE, UTSTARCOM AND LAM RESEARCH HAD THE GREATEST POSITIVE IMPACT ON PERFORMANCE. AGAIN, GOOD EARNINGS AND RISING EXPECTATIONS EXPLAIN OUR SUCCESSES ACROSS SECTORS. HOPEFULLY, OUR SEMICONDUCTOR-RELATED HOLDINGS, OFTEN AN EARLY LEADER IN TECHNOLOGY, WILL HELP POINT THE WAY TO BETTER TIMES AHEAD. HOLDINGS FROM THE TECHNOLOGY AREA THAT NEGATIVELY CONTRIBUTED TO PERFORMANCE WERE NETIQ, MERCURY INTERACTIVE, SMARTFORCE, MICROMUSE, CITRIX SYSTEMS AND PEREGRINE SYSTEMS. THESE STOCKS, ALL SOFTWARE COMPANIES, SUFFERED AN AVERAGE DECLINE OF OVER 40% DURING THE HOLDING PERIOD. AS WE SAW LITTLE OR NO EVIDENCE OF IMPROVEMENT IN BUSINESS TRENDS, ALL OF THESE HOLDINGS, WITH THE EXCEPTION OF MERCURY INTERACTIVE, WERE SOLD. WE BELIEVE MERCURY APPEARS ON TRACK TO POST BETTER RESULTS, HAVING JUST REPORTED A MUCH BETTER THAN EXPECTED MARCH QUARTER. AWAY FROM TECHNOLOGY, OTHER DISAPPOINTING HOLDINGS INCLUDED INVITROGEN AND NOVEN PHARMACEUTICALS (HEALTH
CARE), LAMAR ADVERTISING (SERVICES), PERKINELMER (INDUSTRIAL) AND MACROVISION AND GEMSTAR-TV GUIDE INTERNATIONAL (CONSUMER-CYCLICAL). IN THE ENERGY AREA, HANOVER COMPRESSOR (OUR ONLY ENERGY HOLDING FOR MOST OF THE YEAR), GOT CAUGHT UP IN A MINOR VERSION OF ENRON-TYPE ACCOUNTING ISSUES AND DECLINED OVER 60% BEFORE THE COMPANY WAS ABLE TO MAKE SOME CHANGES AND REASSURE INVESTORS.

         ADMITTEDLY, THIS WAS A YEAR WITH WHICH WE WERE LESS THAN PLEASED. OUR FOCUS ON BOTTOM-UP STOCK SELECTION SUFFERED AS DECLINES IN STOCK PRICES PRECEDED THE ACTUAL APPEARANCE OF WEAK EARNINGS. WE WERE NOT WELL PREPARED FOR EVENTS SUCH AS EARLIER TECHNOLOGY OVERSPENDING AND ITS EFFECT ON SUBSEQUENT DEMAND AND A FED POLICY DETERMINED TO SLOW ECONOMIC ACTIVITY. HOWEVER, IT APPEARS THE WORST MAY BE BEHIND US, AS THE ECONOMY APPEARS TO BE IMPROVING STEADILY AND EARNINGS OUTLOOKS ARE TAKING ON A MORE REALISTIC TONE, PARTICULARLY IN SELECT AREAS OF THE TECHNOLOGY SECTOR. EXPERIENCE CONVINCES US THAT OUR DISCIPLINES WILL ULTIMATELY PROVE PRODUCTIVE AGAIN AND WE REMAIN OPTIMISTIC. WHILE THE PAST YEAR HAS BEEN DIFFICULT ON OUR SHAREHOLDERS, WE PROMISE YOU OUR CONTINUED BEST EFFORTS IN THE FUTURE AS WE WORK DILIGENTLY TO JUSTIFY YOUR CONFIDENCE IN OUR EFFORTS AND THE FUND.

                AVERAGE ANNUAL TOTAL RETURN AS OF MARCH 31, 2002

                                     ONE        ANNUALIZED    ANNUALIZED      ANNUALIZED      ANNUALIZED
                                     YEAR         3-YEAR        5-YEAR          10-YEAR        INCEPTION
                                    RETURN        RETURN        RETURN          RETURN          TO DATE
                                    ------        ------        ------          ------          -------
PBHG GROWTH FUND--PBHG CLASS       (12.88)%       (2.02)%        1.82%          11.25%          13.16%

(1) The Russell 2000(R) Growth Index is an unmanaged index comprised of those securities in the Russell 2000(R) Index witH A greater-than-average growth orientation. The Index reflects the reinvestment of income dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing. The Index is not intended to imply the Fund's past or future performance. A direct investment in the Index is not possible. The chart assumes $10,000 invested in the Russell 2000(R) Growth Index at that month's end, December 31, 1985.
(2) The Lipper Mid-Cap Growth Funds Average represents the average performance of 495 mutual funds classified by Lipper, Inc. in the Mid-Cap Growth category. These performance figures are based on the changes in net asset value of the funds in the category with all capital gains distributions and income dividends reinvested. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower. The Average is not intended to imply the Fund's past or future performance. A direct investment in the Average is not possible. The chart assumes $10,000 invested in the Lipper Mid-Cap Growth Funds Average at that month's end, December 31, 1985. PERFORMANCE IS HISTORICAL, REFLECTS THE REINVESTMENT OF ALL DISTRIBUTIONS AND IS NOT INDICATIVE OF FUTURE RESULTS.


         [LINE CHART OMITTED, PLOT POINTS FOLLOWS]


              COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE PBHG GROWTH FUND - PBHG CLASS, VERSUS THE RUSSELL 2000(R)
            GROWTH INDEX AND THE LIPPER MID-CAP GROWTH FUNDS AVERAGE

                              [LINE CHART OMITTED]
                              PLOT POINTS FOLLOWS:

                      PBHG                                   LIPPER
                  GROWTH FUND-        RUSSELL 2000(R)    MID-CAP GROWTH
                   PBHG CLASS          GROWTH INDEX4     FUNDS AVERAGE5
12/31/85           $10,000                $10,000            $10,000
1/31/86             10,250                 10,228             10,234
2/28/86             11,080                 10,983             10,964
3/31/86             11,510                 11,482             11,535
4/30/86             11,640                 11,763             11,687
5/31/86             12,580                 12,194             12,305
6/30/86             12,680                 12,233             12,438
7/31/86             11,700                 10,918             11,370
8/31/86             12,380                 11,153             11,844
9/30/86             11,240                 10,245             10,913
10/31/86            12,193                 10,766             11,489
11/30/86            12,676                 10,718             11,582
12/31/86            12,394                 10,358             11,322
1/31/87             14,728                 11,691             12,813
2/28/87             16,509                 12,823             13,951
3/31/87             16,871                 13,175             14,107
4/30/87             16,911                 12,767             13,904
5/31/87             17,046                 12,677             14,019
6/30/87             16,508                 12,991             14,176
7/31/87             16,604                 13,302             14,659
8/31/87             17,548                 13,687             15,268
9/30/87             17,524                 13,413             14,998
10/31/87            12,898                  8,994             11,082
11/30/87            11,840                  8,399             10,339
12/31/87            13,832                  9,273             11,660
1/31/88             13,566                  9,454             11,716
2/29/88             14,814                 10,334             12,554
3/31/88             14,660                 10,888             12,736
4/30/88             15,011                 11,151             12,968
5/31/88             14,576                 10,783             12,746
6/30/88             15,684                 11,579             13,655
7/31/88             14,969                 11,363             13,251
8/31/88             14,099                 10,950             12,741
9/30/88             14,744                 11,260             13,242
10/31/88            14,449                 11,073             13,089
11/30/88            14,119                 10,642             12,771
12/31/88            14,780                 11,162             13,335
1/31/89             15,792                 11,638             14,120
2/28/89             15,553                 11,667             14,046
3/31/89             15,244                 11,991             14,354
4/30/89             16,467                 12,588             15,273
5/31/89             18,020                 13,191             16,093
6/30/89             17,004                 12,767             15,626
7/31/89             18,401                 13,365             16,678
8/31/89             19,177                 13,749             17,205
9/30/89             19,896                 13,907             17,368
10/31/89            18,852                 13,146             16,700
11/30/89            18,698                 13,263             16,893
12/31/89            19,109                 13,413             17,116
1/31/90             17,501                 12,029             15,658
2/28/90             18,537                 12,485             16,114
3/31/90             19,377                 13,057             16,834
4/30/90             18,948                 12,669             16,425
5/31/90             21,627                 13,799             18,184
6/30/90             21,823                 13,881             18,311
7/31/90             20,716                 13,250             17,720
8/31/90             17,984                 11,332             15,583
9/30/90             15,483                 10,259             14,353
10/31/90            14,787                  9,683             13,903
11/30/90            16,614                 10,574             15,130
12/31/90            17,266                 11,078             15,923
1/31/91             19,518                 12,118             17,332
2/28/91             20,782                 13,510             18,759
3/31/91             22,659                 14,462             19,849
4/30/91             22,284                 14,290             19,656
5/31/91             23,271                 14,980             20,717
6/30/91             20,664                 13,961             19,481
7/31/91             22,323                 14,593             20,776
8/31/91             23,449                 15,238             21,684
9/30/91             23,074                 15,467             21,675
10/31/91            23,745                 16,126             22,449
11/30/91            22,724                 15,285             21,632
12/31/91            26,179                 16,748             24,477
1/31/92             27,174                 18,064             25,079
2/29/92             27,447                 18,257             25,460
3/31/92             25,782                 17,207             24,271
4/30/92             24,862                 16,208             23,312
5/31/92             24,688                 16,171             23,417
6/30/92             23,544                 15,140             22,445
7/31/92             23,420                 15,615             23,278
8/31/92             22,649                 15,014             22,715
9/30/92             23,644                 15,433             23,196
10/31/92            25,061                 16,068             24,122
11/30/92            28,298                 17,568             25,876
12/31/92            33,612                 18,050             26,660
1/31/93             33,003                 18,274             27,118
2/28/93             30,891                 17,281             26,044
3/31/93             34,668                 17,726             26,995
4/30/93             33,868                 17,164             26,117
5/31/93             37,613                 18,193             27,732
6/30/93             39,822                 18,236             28,023
7/31/93             40,302                 18,418             28,188
8/31/93             43,375                 19,300             29,741
9/30/93             47,344                 19,938             30,776
10/31/93            48,145                 20,514             31,102
11/30/93            46,320                 19,684             30,070
12/31/93            49,312                 20,461             31,351
1/31/94             51,258                 21,006             32,247
2/28/94             51,777                 20,913             32,031
3/31/94             47,592                 19,629             30,199
4/30/94             47,884                 19,659             30,184
5/31/94             45,192                 19,218             29,668
6/30/94             41,591                 18,397             28,303
7/31/94             42,888                 18,659             28,994
8/31/94             47,657                 20,028             30,936
9/30/94             49,052                 20,112             30,936
10/31/94            50,577                 20,326             31,620
11/30/94            49,571                 19,504             30,371
12/31/94            51,654                 19,964             30,957
1/31/95             49,122                 19,557             30,682
2/28/95             51,849                 20,461             32,047
3/31/95             54,219                 21,058             33,178
4/30/95             53,667                 21,375             33,434
5/31/95             54,089                 21,655             34,026
6/30/95             59,998                 23,147             36,438
7/31/95             67,238                 24,951             39,357
8/31/95             67,141                 25,259             39,916
9/30/95             70,712                 25,779             41,157
10/31/95            72,660                 24,511             40,297
11/30/95            75,550                 25,593             41,715
12/31/95            77,660                 26,160             41,920
1/31/96             74,186                 25,944             41,974
2/29/96             79,673                 27,127             43,729
3/31/96             82,140                 27,663             44,446
4/30/96             89,056                 29,787             47,659
5/31/96             93,114                 31,314             49,494
6/30/96             89,348                 29,280             47,529
7/31/96             80,128                 25,705             42,957
8/31/96             84,218                 27,608             45,624
9/30/96             91,621                 29,030             48,722
10/31/96            85,192                 27,778             47,270
11/30/96            87,465                 28,550             48,750
12/31/96            85,290                 29,107             48,399
1/31/97             85,225                 29,834             50,151
2/28/97             76,102                 28,032             47,343
3/31/97             68,375                 26,054             44,209
4/30/97             68,667                 25,753             44,452
5/31/97             77,141                 29,623             49,488
6/30/97             80,420                 30,628             51,591
7/31/97             85,972                 32,197             55,713
8/31/97             84,153                 33,163             55,513
9/30/97             90,192                 35,810             59,560
10/31/97            85,160                 33,659             56,498
11/30/97            82,465                 32,856             55,792
12/31/97            82,433                 32,875             56,278
1/31/98             80,290                 32,436             55,462
2/28/98             87,757                 35,300             60,448
3/31/98             91,653                 36,781             63,313
4/30/98             92,010                 37,006             63,876
5/31/98             83,569                 34,318             60,248
6/30/98             88,212                 34,668             62,724
7/31/98             80,095                 31,773             59,293
8/31/98             60,388                 24,439             46,996
9/30/98             65,063                 26,916             50,342
10/31/98            66,524                 28,320             52,849
11/30/98            72,530                 30,517             57,013
12/31/98            82,920                 33,279             63,958
1/31/99             84,705                 34,776             66,503
2/28/99             76,167                 31,595             61,675
3/31/99             79,576                 32,720             65,881
4/30/99             76,102                 35,609             68,925
5/31/99             78,764                 35,666             68,842
6/30/99             88,764                 37,545             74,412
7/31/99             87,530                 36,384             73,422
8/31/99             89,803                 35,023             73,231
9/30/99             96,978                 35,698             74,359
10/31/99           105,776                 36,613             80,776
11/30/99           122,561                 40,484             90,308
12/31/99           159,576                 47,620            106,933
1/31/2000          159,543                 47,176            105,147
2/29/2000          216,428                 58,153            129,815
3/31/2000          197,803                 52,040            124,765
4/30/2000          166,851                 46,786            112,713
5/31/2000          151,392                 42,689            103,820
6/30/2000          180,997                 48,203            117,856
7/31/2000          168,367                 44,072            113,814
8/31/2000          198,511                 48,708            128,655
9/30/2000          182,277                 46,288            123,972
10/31/2000         166,582                 42,531            115,108
11/30/2000         120,137                 34,809             94,055
12/31/2000         122,895                 36,939            100,639
1/31/2001          129,968                 39,929            102,963
2/28/2001          101,003                 34,455             88,178
3/31/2001           85,908                 31,323             78,046
4/30/2001          101,833                 35,157             88,660
5/31/2001          100,212                 35,972             88,864
6/30/2001          101,319                 36,953             88,624
7/31/2001           92,033                 33,800             83,413
8/31/2001           81,600                 31,689             77,349
9/30/2001           69,588                 26,576             65,793
10/31/2001          73,342                 29,133             70,234
11/30/2001          78,479                 31,565             76,296
12/31/2001          80,454                 33,530             79,431
1/31/2002           76,266                 32,337             76,874
2/28/2002           70,101                 30,244             72,676
3/31/2002          $74,843                $32,873            $77,466

                             RIGHTS OF SHAREHOLDERS

         Core Growth Fund and Growth Fund are each separate series of shares of beneficial interest of PBHG Funds, a Delaware statutory trust. Since both funds are part of the same entity, there are no differences in shareholder's rights.

              OWNERSHIP OF CORE GROWTH FUND AND GROWTH FUND SHARES

SIGNIFICANT HOLDERS
         Listed below is the name, address and percent ownership of each person who as of April 10, 2003, to the knowledge of PBHG Funds, owned beneficially or of record 5% or more of the outstanding shares of Core Growth Fund:

NAME AND ADDRESS                                       NUMBER OF SHARES OWNED               PERCENT RECORD OWNERSHIP*
----------------                                       ----------------------               ------------------------

Charles Schwab & Co.                                          622,857.590                              14.06%
Reinvest Account
Attn: Mutual Fund Department
101 Montgomery Street
San Francisco, CA  94104-4122

National Financial Services Corp.                             546,192.669                              12.33%
For the exclusive benefit of our customers
777 Central Blvd #NJC#5
Carlstadt, NJ  07072-3010

---------------
*PBHG Funds has no knowledge of whether all or any portion of the shares owned of record are also owned beneficially.

         Listed below is the name, address and percent ownership of each person who as of April 10, 2003 to the knowledge of PBHG Funds, owned beneficially or of record 5% or more of the outstanding shares of Growth Fund:


NAME AND ADDRESS                                       NUMBER OF SHARES OWNED               PERCENT RECORD OWNERSHIP*
----------------                                       ----------------------               ------------------------

National Financial Services Corp.                          19,369,902.267                              24.12%
For the exclusive benefit of our customers
777 Central Blvd #NJC#5
Carlstadt, NJ  07072-3010

Charles Schwab & Co.                                        9,319,142.933                              11.61%
Reinvest Account
Attn: Mutual Fund Department
101 Montgomery Street
San Francisco, CA  94104-4122

American United Life Insurance Co.                          4,199,163.479                               5.23%
Group Retirement Annuity Separate Acct II
One American Square
PO Box 1995
Indianapolis, IN  46206-9102

Connecticut General Life Insurance                          4,093,916.895                               5.10%
401K Plan M-110
Attn: Hector Flores
280 Trumbull Street #H18D
Hartford, CT  06103-3509

---------------
*PBHG Funds has no knowledge of whether all or any portion of the shares owned of record are also owned beneficially.

OWNERSHIP OF TRUSTEES AND OFFICERS

         To the best of the knowledge of PBHG Funds, the beneficial ownership of shares of Core Growth Fund or of Growth Fund by trustees and officers of PBHG Funds as a group constituted less than 1% of the outstanding shares of such fund as of the record date April 10, 2003.

                                  LEGAL MATTERS

         Certain legal matters concerning PBHG Funds and its participation in the Reorganization, the issuance of shares of Growth Fund in connection with the Reorganization and the tax consequences of the Reorganization will be passed upon by Ballard Spahr Andrews & Ingersoll, LLP, 1735 Market Street, 51st Floor, Philadelphia, PA 19103-7599.



          INFORMATION FILED WITH THE SECURITIES AND EXCHANGE COMMISSION

         This Proxy Statement/Prospectus and the related Statement of Additional Information do not contain all the information set forth in the registration statements and the exhibits relating thereto and annual reports which PBHG Funds has filed with the SEC pursuant to the requirements of the 1933 Act and the 1940 Act, to which reference is hereby made. The SEC file number for PBHG Funds' registration statement containing the current prospectus and statement of additional information relating to both Core Growth Fund and Growth Fund is Registration No. 2-99810.

         PBHG Funds is subject to the informational requirements of the 1940 Act and in accordance therewith files reports and other information with the SEC. Reports, proxy statements, registration statements and other information filed by PBHG Funds (including the Registration Statement of PBHG Funds relating to Growth Fund on Form N-14 of which this Proxy Statement/Prospectus is a part and which is hereby incorporated by reference) may be inspected without charge and copied at the public reference facilities maintained by the SEC at Room 1014, Judiciary Plaza, 450 Fifth Street, NW, Washington, DC 20549, and at the following regional office of the SEC: 500 West Madison Street, 14th Floor, Chicago, Illinois 60661. Copies of such material may also be obtained from the Public Reference Section of the SEC at 450 Fifth Street, NW, Washington, DC 20549 at the prescribed rates. The SEC maintains a Web site at http://www.sec.gov that contains information regarding PBHG Funds and other registrants that file electronically with the SEC.



                    ADDITIONAL INFORMATION ABOUT GROWTH FUND

         For more information with respect to PBHG Funds and Growth Fund concerning the following topics, please refer to the current prospectus of Growth Fund included as Appendix II as indicated: (i) see the discussion "Performance Information" and "Fees and Expenses" and "Example" for further information regarding Growth Fund performance and expenses; (ii) see the discussion "The Investment Adviser" for further information regarding management of Growth Fund; and (iii) see the discussion "Your Investment" for further information regarding share pricing, purchase and redemption of shares, dividends and distribution arrangements for the shares.

                                                                      APPENDIX I
                             PLAN OF REORGANIZATION
                                       FOR
                              PBHG CORE GROWTH FUND
                      AN INVESTMENT PORTFOLIO OF PBHG FUNDS

         This Plan of Reorganization provides for the reorganization of PBHG Core Growth Fund (the "Core Growth Fund"), an investment portfolio of PBHG Funds (the "Trust"), into PBHG Growth Fund (the "Growth Fund"), also an investment portfolio of the Trust. The Growth Fund is sometimes referred to herein as the "Surviving Fund," and the Core Growth Fund is sometimes referred to herein as the "Reclassified Fund." The Surviving Fund and the Reclassified Fund are sometimes collectively referred to herein as the "Funds."

         WHEREAS, the Trust is a Delaware statutory trust and a registered investment company under the Investment Company Act of 1940, as amended (the "1940 Act");

         WHEREAS, the Funds are each investment portfolios of the Trust representing separate series of shares of beneficial interest of the Trust;

         WHEREAS, the Funds are authorized to issue an unlimited number of PBHG Class shares and Advisor Class shares;

         WHEREAS, the Growth Fund has outstanding PBHG Class and Advisor Class shares and the Core Growth Fund has outstanding PBHG Class shares; and

         WHEREAS, the Board of Trustees of the Trust has determined that it would be in the best interests of the Funds' beneficial owners to reorganize the Reclassified Fund by reclassifying the shares of the Core Growth Fund as shares of the Growth Fund in the manner described below.

         NOW, THEREFORE, the Core Growth Fund shall be reorganized into the Growth Fund on the following terms and conditions.

1.    PLAN OF REORGANIZATION.

         (A) RECLASSIFICATION OF SHARES. At the Effective Time described in
Section 3 below, all of the issued and outstanding PBHG Class shares of the Core Growth Fund shall be reclassified and changed into and become PBHG Class shares of the Growth Fund based upon their respective net asset values, and thereafter shall have the attributes of PBHG Class shares of the Growth Fund.

         The stock transfer books of the Core Growth Fund will be permanently closed at the Effective Time and only requests for the redemption of shares of the Core Growth Fund received in proper form prior to the close of trading on the New York Stock Exchange on the date of the Effective Time shall be accepted. Thereafter, redemption requests received by the Core Growth Fund shall be deemed to be redemption requests for the Growth Fund shares into which such Core Growth Fund shares were reclassified under this Plan of Reorganization.

         (B) ATTRIBUTION OF ASSETS AND LIABILITIES. At the Effective Time described in Section 3 below, the proportionate undivided interest in the net assets of the Core Growth Fund attributable to its PBHG Class shares shall become a part of the proportionate undivided interest in the net assets of the Growth Fund attributable to its PBHG Class shares and the expenses, costs, charges and reserves allocated to the PBHG Class shares of the Core Growth Fund immediately prior to the Effective Time shall become expenses, costs, charges and reserves of PBHG Class shares of the Growth Fund. The Trust shall instruct its custodian to reflect in the custodian's records for the Growth Fund the attribution of the assets of the Core Growth Fund in the manner described above.

         (C) BENEFICIAL OWNER ACCOUNTS. At the Effective Time described in
Section 3 below, each beneficial owner of record of PBHG Class shares of the Core Growth Fund will receive that number of PBHG Class shares of the Growth Fund having an aggregate net asset value equal to the aggregate net asset value of the PBHG Class shares of the Core Growth Fund held by such beneficial owner immediately prior to the Effective Time.

         The Trust will establish an open account on the records of the Growth Fund in the name of each beneficial owner of record of the Core Growth Fund to which will be credited the respective number of shares of the Growth Fund due such beneficial owner. Fractional shares of the Growth Fund will be carried to the third decimal place. Certificates representing shares of the Growth Fund will not be issued. The net asset value of the shares of the Core Growth Fund and the net value of the assets of the Growth Fund will be determined at the Effective Time in accordance with the policies and procedures of the Trust.

         2. TERMINATION OF RECLASSIFIED FUND. Immediately after the Effective Time described in Section 3 below, the Reclassified Fund shall cease to be an investment portfolio of the Trust and the Trust's Board of Trustees hereby authorizes the officers of the Trust to amend Schedule A to the Trust's Agreement and Declaration of Trust and to take any other necessary action to terminate the Reclassified Fund as a separate investment portfolio of the Trust.

         3. EFFECTIVE TIME OF THE REORGANIZATION. The reorganization of the Reclassified Fund contemplated by this Plan of Reorganization shall occur on June 20, 2003, at 4:30 p.m. Eastern Time, or such other date and time as the officers of the Trust shall determine (the "Effective Time").

         4. APPROVAL OF BENEFICIAL OWNERS. A meeting of the holders of the Core Growth Fund shares shall be duly called and constituted for the purpose of acting upon this Plan of Reorganization and the transactions contemplated herein. Approval by such beneficial owners of this Plan of Reorganization shall authorize the Trust to take the actions required to effect the Plan of Reorganization for the Reclassified Fund.

         5. CONDITIONS OF PRECEDENT. The Trust will consummate the Plan of Reorganization only after satisfaction of each of the following conditions:

              (a) All consents, approvals, permits and authorizations required to be obtained from governmental authorities, including the Securities and Exchange Commission and state securities commissions, to permit the parties to carry out the transactions contemplated by this Plan of Reorganization shall have been received.

              (b) This Plan of Reorganization shall have been approved by the beneficial owners of shares of the Reclassified Fund at a special meeting by the affirmative vote of a majority of the total number of shares cast.

              (c) The assets of the Core Growth Fund to be acquired by the Growth Fund shall constitute at least 90% of the fair market value of the net assets and at least 70% of the fair market value of the gross assets held by the Core Growth Fund immediately prior to the reclassification. For purposes of this paragraph 5(c), any assets used by the Reclassified Fund to pay the expenses it incurs in connection with this Plan of Reorganization and to effect all beneficial owner redemptions and distributions (other than regular, normal dividends and regular, normal redemptions pursuant to the 1940 Act, and not in excess of the requirements of Section 852 of the Code, occurring in the ordinary course of the Reclassified Fund's business as a portfolio of an open-end management investment company) after the commencement of negotiations regarding the Reorganization shall be included as assets of the Reclassified Fund held immediately prior to the reclassification.

              (d) The dividend described in the last sentence of paragraph 6(a)(i) shall have been declared.

              (e) The Trust shall have received an opinion of Ballard Spahr Andrews & Ingersoll, LLP ("BSA&I") to the effect that consummation of the transaction contemplated by this Plan of Reorganization will constitute a "reorganization" within the meaning of Section 368(a) of the Internal Revenue Code (the "Code"), and that the beneficial owners of the Reclassified Fund will recognize no gain or loss to the extent that they receive shares of the Surviving Fund in exchange for their shares of the Reclassified Fund in accordance with this Plan of Reorganization. In rendering such opinion, BSA&I may request and rely upon representations contained in certificates of officers of the Trust and others, and the officers of the Trust shall use their best efforts to make available such truthful certificates.

              (f) The Trust shall have received an opinion of BSA&I, dated as of the Effective Time, addressed to and in form and substance satisfactory to the Trust, to the effect that this Plan of Reorganization has been duly authorized and approved by all requisite action of the Trust and the beneficial owners of the shares of the Reclassified Fund.

         At any time prior to the Effective Time, any of the foregoing conditions may be waived by the Trust if, in the judgment of its Board of Trustees, such waiver will not have a material adverse effect on the benefits intended under this Plan of Reorganization for the Reclassified Fund's beneficial owners.

6.    CORE GROWTH FUND AND GROWTH FUND TAX MATTERS.

         (A) CORE GROWTH FUND.

              (i) The Core Growth Fund has elected to be a regulated investment company under Subchapter M of the Code. The Core Growth Fund has qualified as such for each taxable year since inception that has ended prior to the Effective Time and will have satisfied the requirements of Part I of Subchapter M of the Code to maintain such qualification for the period beginning on the first day of its current taxable year and ending at the Effective Time. The Core Growth Fund has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M of the Code did not apply to it. In order to (i) ensure continued qualification of the Core Growth Fund as a "regulated investment company" for tax purposes and (ii) eliminate any tax liability of the Core Growth Fund arising by reason of undistributed investment company taxable income or net capital gain, the Core Growth Fund will declare on or prior to the Effective Time to the beneficial owners of the Core Growth Fund a dividend or dividends that, together with all previous such dividends, shall have the effect of distributing (A) all of the Core Growth Fund's investment company taxable income (determined without regard to any deductions for dividends paid) for the taxable year ended March 31, 2003 and for the short taxable year beginning on April 1, 2003 and ending at the Effective Time and (B) all of the Core Growth Fund's net capital gain for the taxable year ended March 31, 2003 and for such short taxable year.

              (ii) The Core Growth Fund has timely filed all tax returns required to be filed by it and all taxes with respect thereto have been paid. No deficiencies for any taxes have been proposed, assessed or asserted in writing by any taxing authority against the Core Growth Fund, and no deficiency has been proposed, assessed or asserted, in writing, where such deficiency would reasonably be expected, individually or in the aggregate, to have a material adverse effect on the condition, financial or otherwise, property, assets or prospects of the Core Growth Fund.

         (B) GROWTH FUND.

              (i) The Growth Fund has elected to be treated as a regulated investment company under Subchapter M of the Code. The Growth Fund has qualified as such for each taxable year since inception that has ended prior to the Effective Time and will satisfy the requirements of Part I of Subchapter M of the Code to maintain such qualification for its current taxable year. The Growth Fund has no earnings or profits accumulated in any taxable year in which the provisions of Subchapter M of the Code did not apply to it.

              (ii) The Growth Fund has timely filed all returns required to be filed by it and all taxes with respect thereto have been paid. No deficiencies for any taxes have been proposed, assessed or asserted in writing by any taxing authority against the Growth Fund, and no deficiency has been proposed, assessed or asserted, in writing, where such deficiency would reasonably be expected, individually or in the aggregate, to have a material adverse effect on the condition, financial or otherwise, property, assets or prospects of the Growth Fund.

         7. TERMINATION. The Trust may terminate this Plan of Reorganization with the approval of its Board of Trustees at any time prior to the Effective Time, notwithstanding approval thereof by the Reclassified Fund's respective beneficial owners if, in the judgment of the Board of Trustees, proceeding with the Plan of Reorganization would be inadvisable.

         8. FURTHER ASSURANCES. The Trust shall take such further action as may be necessary or desirable and proper to consummate the transactions contemplated hereby.

         9. EXPENSES. Each of the Funds shall bear any expenses each incurs in connection with this Plan of Reorganization and the transactions contemplated hereby.

         This Plan of Reorganization was approved and adopted by the Board of Trustees of the Trust on the 18th day of February, 2003.

[LOGO OMITTED] PBHG FUNDS(R)[COMPASS GRAPHIC OMITTED]

PROSPECTUS July 29, 2002
(as supplemented, January 7, 2003)

GROWTH FUNDS
PBHG Core Growth Fund
PBHG Emerging  Growth Fund
PBHG Growth Fund
PBHG Large Cap 20 Fund
PBHG Large Cap Growth Fund
PBHG Limited Fund
PBHG New Opportunities Fund
PBHG Select Equity Fund

VALUE FUNDS
PBHG Clipper Focus Fund
PBHG Focused Value Fund
PBHG Large Cap Value Fund
PBHG Mid-Cap Value Fund
PBHG Small Cap Value Fund

SPECIALTY FUNDS
PBHG Disciplined Equity Fund
PBHG Global Technology & Communications Fund
PBHG REIT Fund
PBHG Strategic Small Company Fund
PBHG Technology & Communications Fund

FIXED-INCOME FUNDS
PBHG IRA Capital Preservation Fund

MONEY MARKET FUNDS
PBHG Cash Reserves Fund

The Securities and Exchange Commission has not approved or disapproved any Fund shares or determined whether this Prospectus is truthful or complete. Anyone who tells you otherwise is committing a crime.

                                                         PBHG Prospectus -- 1/03

AN INTRODUCTION TO THE PBHG FUNDS(R) AND THIS PROSPECTUS

PBHG Funds is a mutual fund that offers a convenient and economical means of investing in professionally managed portfolios of securities, called Funds. This Prospectus offers PBHG Class Shares of each Fund listed on the cover.

Each Fund has its own investment goal and strategies for reaching that goal. Before investing, make sure the Fund's goal matches your own.

     PBHG Cash Reserves Fund is designed for conservative investors who want to receive current income from their investments. This Fund may be suitable for investors who require stability of principal or who are pursuing a short-term investment goal, such as investing emergency reserves.

     Other PBHG Funds are generally designed for long-term investors, such as those saving for retirement, or investors that want a fund that seeks to outperform the market in which it invests over the long-term. These other Funds may not be suitable for investors who are pursuing a short-term investment goal, such as investing emergency reserves. Except for the IRA Capital Preservation Fund, these other Funds also may not be suitable for investors who require regular income or stability of principal.

                               INVESTMENT ADVISER

Pilgrim Baxter & Associates, Ltd. ("Pilgrim Baxter") is the investment adviser for each Fund. Pilgrim Baxter has retained certain sub-advisers to assist in managing the Funds. For information about the sub-advisers, see page 102 of the Prospectus.

This Prospectus contains important information you should know before investing in any Fund and as a shareholder in a Fund. This information is arranged into different sections for easy reading and future reference. To obtain more information about the Funds, please refer to the back cover of this Prospectus.

                                                                        CONTENTS
FUND SUMMARIES
--------------------------------------------------------------------------------

                     PBHG Core Growth Fund ..............................3
                     PBHG Emerging Growth Fund ..........................7
                     PBHG Growth Fund ..................................11
                     PBHG Large Cap 20 Fund ............................15
                     PBHG Large Cap Growth Fund ........................19
                     PBHG Limited Fund .................................23
                     PBHG New Opportunities Fund .......................27
                     PBHG Select Equity Fund ...........................31
                     PBHG Clipper Focus Fund ...........................35
                     PBHG Focused Value Fund ...........................39
                     PBHG Large Cap Value Fund .........................43
                     PBHG Mid-Cap Value Fund ...........................47
                     PBHG Small Cap Value Fund .........................51
                     PBHG Disciplined Equity Fund ......................55
                     PBHG Global Technology & Communications Fund ......59
                     PBHG REIT Fund ....................................64
                     PBHG Strategic Small Company Fund .................69
                     PBHG Technology & Communications Fund .............73
                     PBHG IRA Capital Preservation Fund ................78
                     PBHG Cash Reserves Fund ...........................85

MORE ABOUT THE FUNDS
--------------------------------------------------------------------------------

                     Our Investment Strategies .........................89
                     Risks & Returns ...................................92

THE INVESTMENT ADVISER
& SUB-ADVISERS
--------------------------------------------------------------------------------

                     The Investment Adviser ...........................102
                        Pilgrim Baxter & Associates, Ltd.
                     The Sub-Advisers .................................102
                        Pacific Financial Research, Inc.
                          ("PFR")
                        Analytic Investors, Inc.
                          ("Analytic")
                        Heitman Real Estate Securities LLC
                          ("Heitman")
                        Dwight Asset Management Company
                          ("Dwight")
                        Wellington Management Company, Ltd.
                          ("Wellington Management")

YOUR INVESTMENT
--------------------------------------------------------------------------------

                     Pricing Fund Shares ..............................108
                     Buying Shares ....................................109
                     Selling Shares ...................................111
                     General Policies .................................112
                     Distribution & Taxes .............................116

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                     Financial Highlights .............................118

PBHG Core Growth Fund

[GRAPHIC OMITTED] GOAL
The Fund seeks to provide investors with capital appreciation.

[GRAPHIC OMITTED] MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 65% of its total assets in growth securities, such as common stocks, of small, medium or large capitalization companies. The growth securities in the Fund are primarily common stocks that Pilgrim Baxter believes have strong business momentum, earnings growth and capital appreciation potential. Pilgrim Baxter uses its own fundamental research, computer models and proprietary measures of growth in determining which securities to buy and sell for this Fund. The Fund may sell a security for a variety of reasons, such as to invest in a company with more attractive growth prospects.

[GRAPHIC OMITTED] MAIN INVESTMENT RISKS
The value of your investment in the Fund may go down, which means you could lose money.

The price of the securities in the Fund will fluctuate. These price movements may occur because of changes in financial markets, the company's individual situation or industry changes. These risks are greater for companies with smaller market capitalizations because they tend to have more limited product lines, markets and financial resources and may be dependent on a smaller management group than larger, more established companies.

The growth securities in the Fund may never reach what Pilgrim Baxter believes are their full earnings growth and capital appreciation potential and may go down in price. In addition, the Fund may emphasize small, medium or large sized companies. An investment in small and medium sized companies is likely to make the Fund more volatile than the stock market in general, as measured by the S&P 500 Index. However, the Fund may also emphasize large company securities which may limit some of the risk associated with growth investing because large company securities tend to be less volatile than smaller company securities.

Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

[GRAPHIC OMITTED] For more information on this Fund's investment  strategies and the associated risks, please refer to the More About the Funds section beginning on page 89.

                                                         PBHG CORE GROWTH FUND 3

[GRAPHIC OMITTED] PERFORMANCE INFORMATION

The bar chart below and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The bar chart shows you how the Fund's performance has varied from year to year. The performance table compares the Fund's performance over time to that of the Russell Midcap(R) Growth Index. The Russell Midcap(R) Growth Index is a widely recognized, unmanaged index that measures the performance of the smaller issuers in the Russell 1000(R) Index with greater-than-average growth characteristics. The Russell 1000(R) Index is an unmanaged index that measures the performance of 1,000 large cap companies. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) does not indicate how it will perform in the future.

CALENDAR YEAR TOTAL RETURNS
[BAR GRAPH OMITTED--PLOT POINTS AS FOLLOWS:]

1996     32.80%
1997     -9.71%
1998      7.42%
1999     97.59%
2000    -21.07%
2001    -38.76%


The  Fund's  year-to-date  return as of 6/30/02  was  -17.62%.

        --------------------------------------
        BEST QUARTER:   Q4 1999         54.71%
        WORST QUARTER:  Q1 2001        -39.55%


4 PBHG CORE GROWTH FUND

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/01

The table below provides average annual total return information for the Fund's PBHG Class shares, and includes both before- and after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


________________________________________________________________________________
                                                                         Since
                                                Past        Past       Inception
                                               1 Year      5 Years    (12/29/95)
--------------------------------------------------------------------------------

  Core Growth Fund --
    PBHG Class
    Before Taxes                               -38.76%     -1.52%        3.51%

  Core Growth Fund --
    PBHG Class
    After Taxes on Distributions               -38.76%     -2.29%        2.83%

  Core Growth Fund --
    PBHG Class
    After Taxes on Distributions
    and Sale of Fund Shares                    -23.60%**   -1.22%**      2.84%**

  Russell Midcap(R) Growth Index*
    (Reflects No Deduction for
    Fees, Expenses or Taxes)                   -20.15%      9.02%       10.38%

 *The since inception return for the Russell Midcap(R) Growth Index was calculated from December 31, 1995.

**When the return after taxes on distributions and sale of Fund shares is higher than the return after taxes on distributions, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.


                                                         PBHG CORE GROWTH FUND 5

[GRAPHIC OMITTED] FEES AND EXPENSES
This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in the Fund.

--------------------------------------------------------------------------------
 FEES AND EXPENSES TABLE
                                                 PBHG CLASS
--------------------------------------------------------------------------------
 SHAREHOLDER FEES
 (FEES PAID DIRECTLY FROM YOUR INVESTMENT)          None
--------------------------------------------------------------------------------
 ANNUAL FUND OPERATING EXPENSES
 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
 Management Fees                                    0.85%
 Distribution and/or Service (12b-1) Fees           None
 Other Expenses                                     0.64%
--------------------------------------------------------------------------------
 Total Annual Operating Expenses                    1.49%*
--------------------------------------------------------------------------------

*THESE ARE THE EXPENSES YOU SHOULD EXPECT TO PAY AS AN INVESTOR IN THIS FUND FOR
 THE FISCAL YEAR ENDING MARCH 31, 2003. HOWEVER, YOU SHOULD KNOW THAT FOR THE FISCAL YEAR ENDING MARCH 31, 2003, PILGRIM BAXTER HAS CONTRACTUALLY AGREED TO WAIVE THAT PORTION, IF ANY, OF THE ANNUAL MANAGEMENT FEES PAYABLE BY THE FUND AND TO PAY CERTAIN EXPENSES OF THE FUND TO THE EXTENT NECESSARY TO ENSURE THAT THE TOTAL ANNUAL FUND OPERATING EXPENSES (EXCLUSIVE OF CERTAIN EXPENSES SUCH AS BROKERAGE COMMISSIONS AND EXTRAORDINARY EXPENSES) DO NOT EXCEED 1.50%. IN ADDITION, IN CONNECTION WITH OLD MUTUAL PLC'S ACQUISITION OF PILGRIM BAXTER'S PARENT COMPANY, OLD MUTUAL AND PILGRIM BAXTER HAVE AGREED TO MAINTAIN THIS EXPENSE LIMITATION AGREEMENT UNTIL MARCH 31, 2003. YOU SHOULD ALSO KNOW THAT IN ANY FISCAL YEAR IN WHICH THE FUND'S ASSETS ARE GREATER THAN $75 MILLION AND ITS TOTAL ANNUAL FUND OPERATING EXPENSES (EXCLUDING CERTAIN EXPENSES SUCH AS BROKERAGE COMMISSIONS AND EXTRAORDINARY EXPENSES) ARE LESS THAN 1.50%, THE FUND'S BOARD OF TRUSTEES MAY ELECT TO REIMBURSE PILGRIM BAXTER FOR ANY FEES IT WAIVED OR EXPENSES IT REIMBURSED ON THE FUND'S BEHALF DURING THE PREVIOUS TWO FISCAL YEARS. THE BOARD MADE NO REIMBURSEMENT ELECTION DURING THE FISCAL YEAR ENDED MARCH 31, 2002. IN ADDITION, THROUGH AN ARRANGEMENT WITH THE FUND'S TRANSFER AGENT, CREDITS REALIZED AS A RESULT OF UNINVESTED CASH BALANCES ARE USED TO REDUCE TRANSFER AGENT EXPENSES. INCLUDING THESE REDUCTIONS, THE TOTAL FUND ANNUAL OPERATING EXPENSES WOULD HAVE BEEN 1.47%.

[GRAPHIC OMITTED] EXAMPLE
This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses remain the same for the time periods shown. The example is hypothetical. Your actual costs may be higher or lower.

--------------------------------------------------------------------------------
 YOUR COST OVER
                       1 Year        3 Years        5 Years       10 Years
--------------------------------------------------------------------------------
 PBHG Class             $152          $471           $813          $1,779


6 PBHG CORE GROWTH FUND

PBHG Emerging Growth Fund

[GRAPHIC OMITTED] GOAL

The Fund seeks to provide investors with long-term growth of capital.

[GRAPHIC OMITTED] MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its assets in growth securities, such as common stocks, of small sized companies. These companies generally have market capitalizations similar to the market capitalizations of the companies in the Russell 2000(R) Growth Index at the time of the Fund's investment. As of June 30, 2002, the Russell 2000(R) Growth Index had market capitalizations between $26 million and $1.8 billion. The growth securities in the Fund are primarily common stocks that Pilgrim Baxter believes have strong historical earnings growth and expected earnings higher than the U.S. market as a whole, as measured by the S&P 500 Index. Pilgrim Baxter expects to focus primarily on those growth securities whose market capitalizations or annual revenues are $500 million or less at the time of purchase. The size of the companies in the Russell 2000(R) Growth Index and those which Pilgrim Baxter intends to focus the Fund's investments will change with market conditions and the composition of the index. Pilgrim Baxter uses its own fundamental research, computer models and proprietary measures of growth in determining which securities to buy and sell for this Fund. The Fund may sell a security for a variety of reasons, such as to invest in a company with more attractive growth prospects.

[GRAPHIC OMITTED] MAIN INVESTMENT RISKS

The value of your investment in the Fund may go down, which means you could lose money.

The price of the securities in the Fund will fluctuate. These price movements may occur because of changes in the financial markets, the company's individual situation, or industry changes. These risks are greater for companies with smaller market capitalizations because they tend to have more limited product lines, markets and financial resources and may be dependent on a smaller management group than larger, more established companies.

The Fund emphasizes small sized growth companies, so it is likely to be more volatile than the stock market in general, as measured by the S&P 500 Index. In addition, the growth securities in the Fund may never reach what Pilgrim Baxter believes are their full earnings growth potential and may go down in price.

Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

[GRAPHIC OMITTED] For more information on this Fund's investment  strategies and the associated risks, please refer to the More About the Funds section beginning on page 89.


                                                     PBHG EMERGING GROWTH FUND 7

[GRAPHIC OMITTED] PERFORMANCE INFORMATION

The bar chart below and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The bar chart shows you how the Fund's performance has varied from year to year. The performance table compares the Fund's performance over time to that of the Russell 2000(R) Growth Index, a widely recognized, unmanaged index that tracks the performance of those securities in the Russell 2000(R) Index with greater-than-average growth characteristics. The Russell 2000(R) Index is an unmanaged index that measures the performance of 2,000 small cap companies. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) does not indicate how it will perform in the future.

                        -------------------------------
                          CALENDAR YEAR TOTAL RETURNS


[BAR GRAPH OMITTED--PLOT POINTS AS FOLLOWS:]

1994    23.78%
1995    48.45%
1996    17.08%
1997    -3.67%
1998     3.00%
1999    48.34%
2000   -25.22%
2001   -32.56%

The  Fund's  year-to-date  return as of 6/30/02 was -35.98%.

BEST QUARTER:       Q4 1999         45.85%
WORST QUARTER:      Q3 2001        -34.44%

8  PBHG EMERGING GROWTH FUND

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/01

The table below provides average annual total return information for the Fund's PBHG Class shares, and includes both before- and after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                       Since
                                              Past         Past      Inception
                                             1 Year      5 Years     (6/14/93)
--------------------------------------------------------------------------------

  Emerging Growth Fund --
    PBHG Class
    Before Taxes                               -32.56%      -5.79%        9.18%

  Emerging Growth Fund --
    PBHG Class
    After Taxes on Distributions               -32.56%      -6.36%        8.04%

  Emerging Growth Fund --
    PBHG Class
    After Taxes on Distributions
    and Sale of Fund Shares                    -19.83%**    -4.45%**      7.42%

  Russell 2000(R) Growth Index*
    (Reflects No Deduction for
    Fees, Expenses or Taxes)                    -9.23%       2.87%        7.38%


* The since inception return for the Russell 2000(R) Growth Index was calculated from May 31, 1993.
**When the return after taxes on distributions and sale of Fund shares is higher than the return after taxes on distributions, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.


                                                     PBHG EMERGING GROWTH FUND 9

[GRAPHIC OMITTED] FEES AND EXPENSES
This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in the Fund.

--------------------------------------------------------------------------------
  FEES AND EXPENSES TABLE
                                                  PBHG CLASS
--------------------------------------------------------------------------------
  SHAREHOLDER FEES
  (FEES PAID DIRECTLY FROM YOUR INVESTMENT)          None
--------------------------------------------------------------------------------
  ANNUAL FUND OPERATING EXPENSES
  (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
  Management Fees                                    0.85%
  Distribution and/or Service (12b-1) Fees           None
  Other Expenses                                     0.54%
--------------------------------------------------------------------------------
  Total Annual Operating Expenses                    1.39%*
--------------------------------------------------------------------------------
*IN ADDITION,  THROUGH AN ARRANGEMENT  WITH THE FUND'S TRANSFER  AGENT,  CREDITS
 REALIZED AS A RESULT OF UNINVESTED CASH BALANCES ARE USED TO REDUCE TRANSFER AGENT EXPENSES. INCLUDING THESE REDUCTIONS, THE TOTAL FUND ANNUAL OPERATING EXPENSES WOULD HAVE BEEN 1.38%.

[GRAPHIC OMITTED] EXAMPLE
This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses remain the same for the time periods shown. The example is hypothetical. Your actual costs may be higher or lower.

--------------------------------------------------------------------------------
YOUR COST OVER
                        1 Year        3 Years        5 Years       10 Years
--------------------------------------------------------------------------------
   PBHG Class            $142          $440           $761          $1,669


10 PBHG EMERGING GROWTH FUND

PBHG Growth Fund

[GRAPHIC OMITTED] GOAL

The Fund seeks to provide investors with capital appreciation.

[GRAPHIC OMITTED] MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 65% of its total assets in growth securities, such as common stocks, of small and medium sized companies. These companies generally have market capitalizations similar to the market capitalizations of the companies in the Russell 2000(R) Growth Index at the time of the Fund's investment. As of June 30, 2002, the companies in the Russell 2000(R) Growth Index had market capitalizations between $26 million and $1.8 billion. The growth securities in the Fund are primarily common stocks that Pilgrim Baxter believes have strong business momentum, earnings growth and capital appreciation potential. Pilgrim Baxter expects to focus primarily on those growth securities whose market capitalizations or annual revenues are $2 billion or less at the time of purchase. The size of companies in the Russell 2000(R) Growth Index and those which Pilgrim Baxter intends to focus the Fund's investments will change with market conditions and the composition of that index. Pilgrim Baxter uses its own fundamental research, computer models and proprietary measures of growth in determining which securities to buy and sell for this Fund. The Fund may sell a security for a variety of reasons, such as to invest in a company with more attractive growth prospects

[GRAPHIC OMITTED] MAIN INVESTMENT RISKS

The value of your investment in the Fund may go down, which means you could lose money.

The price of the securities in the Fund will fluctuate. These price movements may occur because of changes in the financial markets, the company's individual situation, or industry changes. These risks are greater for companies with smaller market capitalizations because they tend to have more limited product lines, markets and financial resources and may be dependent on a smaller management group than larger, more established companies.

The Fund emphasizes small and medium sized growth companies, so it is likely to be more volatile than the stock market in general, as measured by the S&P 500 Index. In addition, the growth securities in the Fund may never reach what Pilgrim Baxter believes are their full earnings growth potential and may go down in price.

Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

[GRAPHIC OMITTED] For more information on this Fund's investment  strategies and the associated risks, please refer to the More About the Funds section beginning on page 89.


                                                             PBHG GROWTH FUND 11

[GRAPHIC OMITTED] PERFORMANCE INFORMATION

The bar chart below and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The bar chart shows you how the Fund's performance has varied from year to year. The performance table compares the Fund's performance over time to that of the Russell 2000(R) Growth Index, a widely recognized, unmanaged index that tracks the performance of those securities in the Russell 2000(R) Index with greater-than-average growth characteristics. The Russell 2000(R) Index is an unmanaged index that measures the performance of 2,000 small cap companies. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) does not indicate how it will perform in the future.

                        -------------------------------
                          CALENDAR YEAR TOTAL RETURNS

[BAR GRAPH OMITTED--PLOT POINTS AS FOLLOWS:]

1992    28.39%
1993    46.71%
1994     4.75%
1995    50.35%
1996     9.82%
1997    -3.35%
1998     0.59%
1999    92.45%
2000   -22.99%
2001   -34.53%

           The Fund's year-to-date return as of 6/30/02 was -18.03%.

                 ---------------------------------------------
                 BEST QUARTER:     Q4 1999       64.55%
                 WORST QUARTER:    Q4 2000      -32.58%


12 PBHG GROWTH FUND

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/01

The table below provides average annual total return information for the Fund's PBHG Class shares, and includes both before- and after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

--------------------------------------------------------------------------------
                                              Past        Past           Past
                                             1 Year      5 Years       10 Years
--------------------------------------------------------------------------------

  Growth Fund --
    PBHG Class
    Before Taxes                               -34.53%     -1.16%        11.88%

  Growth Fund --
    PBHG Class
    After Taxes on Distributions               -34.53%     -1.97%        10.66%

  Growth Fund --
    PBHG Class
    After Taxes on Distributions
    and Sale of Fund Shares                    -21.03%*    -0.56%*        9.96%

  Russell 2000(R) Growth Index
    (Reflects No Deduction for
    Fees,  Expenses or Taxes)                   -9.23%      2.87%         7.19%

Note: The inception date of the Growth Fund was December 19, 1985.

* When the return after taxes on distributions and sale of Fund shares is higher than the return after taxes on distributions, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.


                                                             PBHG GROWTH FUND 13

[GRAPHIC OMITTED] FEES AND EXPENSES
This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in the Fund.
--------------------------------------------------------------------------------
  FEES AND EXPENSES TABLE
                                                  PBHG CLASS
--------------------------------------------------------------------------------
  SHAREHOLDER FEES
  (FEES PAID DIRECTLY FROM YOUR INVESTMENT)          None
--------------------------------------------------------------------------------
  ANNUAL FUND OPERATING EXPENSES
  (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
  Management Fees                                    0.85%
  Distribution and/or Service (12b-1) Fees           None
  Other Expenses                                     0.48%
--------------------------------------------------------------------------------
  Total Annual Operating  Expenses                   1.33%*
--------------------------------------------------------------------------------
* IN ADDITION, THROUGH AN ARRANGEMENT WITH THE FUND'S TRANSFER AGENT, CREDITS REALIZED AS A RESULT OF UNINVESTED CASH BALANCES ARE USED TO REDUCE TRANSFER AGENT EXPENSES. INCLUDING THESE REDUCTIONS, THE TOTAL FUND ANNUAL OPERATING EXPENSES WOULD HAVE BEEN 1.32%.


[GRAPHIC OMITTED] EXAMPLE
This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses remain the same for the time periods shown. The example is hypothetical. Your actual costs may be higher or lower.

--------------------------------------------------------------------------------
YOUR COST OVER
                        1 Year        3 Years         5 Years      10 Years
--------------------------------------------------------------------------------

  PBHG Class             $135          $421            $729         $1,601

14 PBHG GROWTH FUND

PBHG Large Cap 20 Fund

[GRAPHIC OMITTED] GOAL

The Fund seeks to provide investors with long-term growth of capital.

[GRAPHIC OMITTED] MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund, a non-diversified fund, will invest at least 80% of its assets in growth securities, such as common stocks, of no more than 20 large capitalization companies. These companies generally have market capitalizations similar to the market capitalizations of the companies in the Russell 1000(R) Growth Index at the time of the Fund's investment. As of June 30, 2002, the Russell 1000(R) Growth Index had market capitalizations between $303 million and $296.2 billion. The growth securities in the Fund are primarily common stocks that Pilgrim Baxter believes have strong business momentum, earnings growth and capital appreciation potential. Pilgrim Baxter expects to focus on those growth securities whose market capitalizations are over $5 billion at the time of purchase. The size of the companies in the Russell 1000(R) Growth Index and those which Pilgrim Baxter intends to focus the Fund's investments will change with market conditions and the composition of the index. Pilgrim Baxter uses its own fundamental research, computer models and proprietary measures of growth in determining which securities to buy and sell for this Fund. The Fund may sell a security for a variety of reasons, such as to invest in a company with more attractive growth prospects.

[GRAPHIC OMITTED] MAIN INVESTMENT RISKS

The Fund is non-diversified, which means it invests a higher percentage of its assets in a more limited number of stocks than a diversified fund. As a result, the price change of a single security has a greater impact on the Fund's net asset value and will cause its shares to fluctuate in value more than it would in a diversified fund.

The value of your investment in the Fund may go down, which means you could lose money.

The price of the securities in the Fund will fluctuate. These price movements may occur because of changes in the financial markets, the company's individual situation, or industry changes.

While the growth securities in the Fund may never reach what Pilgrim Baxter believes are their full earnings growth and capital appreciation potential and may go down in price, the Fund's emphasis on large company securities may limit some of the risks associated with growth investing because large company securities tend to be less volatile than smaller company securities.

Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.



                                                       PBHG LARGE CAP 20 FUND 15

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

[GRAPHIC OMITTED] For more information on this Fund's investment  strategies and the associated risks, please refer to the More About the Funds section beginning on page 89.

[GRAPHIC OMITTED] PERFORMANCE INFORMATION

The bar chart below and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The bar chart shows you how the Fund's performance has varied from year to year. The performance table compares the Fund's performance over time to that of its benchmark, the S&P 500 Index, a widely recognized, unmanaged index that measures the performance of large cap stocks across all major industries, and the Russell 1000(R) Growth Index, a widely recognized, unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) does not indicate how it will perform in the future.

                          CALENDAR YEAR TOTAL RETURNS

[BAR GRAPH OMITTED--PLOT POINTS AS FOLLOWS:]

1997    32.96%
1998    67.83%
1999   102.94%
2000   -22.08%
2001   -35.36%

         The Fund's year-to-date return as of 6/30/02 was -18.17%.

                  --------------------------------------
                  BEST QUARTER:      Q4 1999      75.65%
                  WORST QUARTER:     Q4 2000     -33.11%


16 PBHG LARGE CAP 20 FUND

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/01

The table below provides average annual total return information for the Fund's PBHG Class shares, and includes both before- and after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


--------------------------------------------------------------------------------
                                                                       Since
                                              Past       Past        Inception
                                             1 Year     5 Years      (11/29/96)
--------------------------------------------------------------------------------

  Large Cap 20 Fund --
    PBHG Class
    Before Taxes                             -35.36%     17.93%       17.23%

  Large Cap 20 Fund --
    PBHG Class
    After Taxes on Distributions             -35.36%     16.02%       15.35%

  Large Cap 20 Fund --
    PBHG Class
    After Taxes on Distributions
    and Sale of Fund Shares                    -21.53%** 15.40%       14.78%

  S&P 500 Index*
    (Reflects No Deduction for
    Fees, Expenses or Taxes)                 -11.88%     10.70%       10.08%

  Russell 1000(R) Growth Index*
    (Reflects No Deduction for
    Fees, Expenses or Taxes)                 -20.42%      8.27%        7.71%

* The since inception returns for the S&P 500 Index and the Russell 1000(R) Growth Index were calculated as of November 30, 1996.

**When the return after taxes on distributions and sale of Fund shares is higher than the return after taxes on distributions, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.



                                                       PBHG LARGE CAP 20 FUND 17

[GRAPHIC OMITTED] FEES AND EXPENSES
This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in the Fund.

--------------------------------------------------------------------------------
FEES AND EXPENSES TABLE
                                                  PBHG CLASS
--------------------------------------------------------------------------------
  SHAREHOLDER FEES
  (FEES PAID DIRECTLY FROM YOUR INVESTMENT)          None
--------------------------------------------------------------------------------
  ANNUAL FUND OPERATING EXPENSES
  (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
  Management Fees                                    0.85%
  Distribution and/or Service (12b-1) Fees           None
  Other Expenses                                     0.51%
--------------------------------------------------------------------------------
  Total Annual Operating Expenses                    1.36%*
--------------------------------------------------------------------------------

* THESE ARE THE EXPENSES YOU SHOULD EXPECT TO PAY AS AN INVESTOR IN THIS FUND FOR THE FISCAL YEAR ENDING MARCH 31, 2003. HOWEVER, YOU SHOULD KNOW THAT FOR THE FISCAL YEAR ENDING MARCH 31, 2003, PILGRIM BAXTER HAS CONTRACTUALLY AGREED TO WAIVE THAT PORTION, IF ANY, OF THE ANNUAL MANAGEMENT FEES PAYABLE BY THE FUND AND TO PAY CERTAIN EXPENSES OF THE FUND TO THE EXTENT NECESSARY TO ENSURE THAT THE TOTAL ANNUAL FUND OPERATING EXPENSES (EXCLUSIVE OF CERTAIN EXPENSES SUCH AS BROKERAGE COMMISSIONS AND EXTRAORDINARY EXPENSES) DO NOT EXCEED 1.50%. IN ADDITION, IN CONNECTION WITH OLD MUTUAL PLC'S ACQUISITION OF PILGRIM BAXTER'S PARENT COMPANY, OLD MUTUAL AND PILGRIM BAXTER HAVE AGREED TO MAINTAIN THIS EXPENSE LIMITATION AGREEMENT UNTIL MARCH 31, 2003. YOU SHOULD ALSO KNOW THAT IN ANY FISCAL YEAR IN WHICH THE FUND'S ASSETS ARE GREATER THAN $75 MILLION AND ITS TOTAL ANNUAL FUND OPERATING EXPENSES (EXCLUDING CERTAIN EXPENSES SUCH AS BROKERAGE COMMISSIONS AND EXTRAORDINARY EXPENSES) ARE LESS THAN 1.50%, THE FUND'S BOARD OF TRUSTEES MAY ELECT TO REIMBURSE PILGRIM BAXTER FOR ANY FEES IT WAIVED OR EXPENSES IT REIMBURSED ON THE FUND'S BEHALF DURING THE PREVIOUS TWO FISCAL YEARS. THE BOARD MADE NO REIMBURSEMENT ELECTION DURING THE FISCAL YEAR ENDED MARCH 31, 2002. IN ADDITION, THROUGH AN ARRANGEMENT WITH THE FUND'S TRANSFER AGENT, CREDITS REALIZED AS A RESULT OF UNINVESTED CASH BALANCES ARE USED TO REDUCE TRANSFER AGENT EXPENSES. INCLUDING THESE REDUCTIONS, THE TOTAL FUND ANNUAL OPERATING EXPENSES WOULD HAVE BEEN 1.35%.

[GRAPHIC OMITTED] EXAMPLE
This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses remain the same for the time periods shown. The example is hypothetical. Your actual costs may be higher or lower.

--------------------------------------------------------------------------------
YOUR COST OVER
                        1 Year        3 Years        5 Years       10 Years
--------------------------------------------------------------------------------
   PBHG Class            $138          $431           $745          $1,635


18 PBHG LARGE CAP 20 FUND

PBHG Large Cap Growth Fund

[GRAPHIC OMITTED] GOAL

The Fund seeks to provide investors with long-term growth of capital.

[GRAPHIC OMITTED] MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its assets in growth securities, such as common stocks, of large capitalization companies. These companies generally have market capitalizations similar to the market capitalizations of the companies in the Russell 1000(R) Growth Index at the time of the Fund's investment. As of June 30, 2002, the Russell 1000(R) Growth Index had market capitalizations between $303 million and $296.2 billion. The growth securities in the Fund are primarily common stocks that Pilgrim Baxter believes have strong business momentum, earnings growth and capital appreciation potential. Pilgrim Baxter expects to focus on those growth securities whose market capitalizations are over $5 billion at the time of purchase. The size of the companies in the Russell 1000(R) Growth Index and those which Pilgrim Baxter intends to focus the Fund's investments will change with market conditions and the composition of the index. Pilgrim Baxter uses its own fundamental research, computer models and proprietary measures of growth in determining which securities to buy and sell for this Fund. The Fund may sell a security for a variety of reasons, such as to invest in a company with more attractive growth prospects.

[GRAPHIC OMITTED] MAIN INVESTMENT RISKS

The value of your investment in the Fund may go down, which means you could lose money.

The price of the securities in the Fund will fluctuate. These price movements may occur because of changes in financial markets, the company's individual situation or industry changes.

While the growth securities in the Fund may never reach what Pilgrim Baxter believes are their full earnings growth and capital appreciation potential and may go down in price, the Fund's emphasis on large company securities may limit some of the risk associated with growth investing because large company securities tend to be less volatile than smaller company securities.

Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

[GRAPHIC OMITTED] For more information on this Fund's investment  strategies and the associated risks, please refer to the More About the Funds section beginning on page 89.


                                                   PBHG LARGE CAP GROWTH FUND 19

PERFORMANCE INFORMATION

The bar chart below and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The bar chart shows you how the Fund's performance has varied from year to year. The performance table compares the Fund's performance over time to that of its benchmark, the S&P 500 Index, a widely recognized, unmanaged index that measures the performance of large cap stocks across all major industries, and the Russell 1000(R) Growth Index, a widely recognized, unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) does not indicate how it will perform in the future.

                          CALENDAR YEAR TOTAL RETURNS

[BAR GRAPH OMITTED--PLOT POINTS AS FOLLOWS:]

1996    23.40%
1997    22.36%
1998    30.42%
1999    67.06%
2000    -0.18%
2001   -28.52%


           The Fund's year-to-date return as of 6/30/02 was -16.49%.

                -----------------------------------------
                BEST QUARTER:      Q4 1999         59.55%
                WORST QUARTER:     Q4 2000        -22.74%


20 PBHG LARGE CAP GROWTH FUND

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/01

The table below provides average annual total return information for the Fund's PBHG Class shares, and includes both before- and after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

--------------------------------------------------------------------------------
                                                                      Since
                                              Past         Past     Inception
                                             1 Year      5 Years     (4/5/95)
--------------------------------------------------------------------------------

  Large Cap Growth Fund --
    PBHG Class
    Before Taxes                             -28.52%     13.72%       18.52%

  Large Cap Growth Fund --
    PBHG  Class
    After Taxes on Distributions             -28.52%     11.85%       16.85%

  Large Cap Growth Fund --
    PBHG Class
    After Taxes on Distributions
    and Sale of Fund Shares                  -17.37%**   11.38%       15.72%

  S&P 500 Index*
    (Reflects No Deduction for
    Fees, Expenses or Taxes)                 -11.88%     10.70%       14.96%

  Russell 1000(R) Growth Index*
    (Reflects No Deduction for
    Fees, Expenses or Taxes)                 -20.42%      8.27%       13.09%

* The since inception returns for the S&P 500 Index and the Russell 1000(R) Growth Index were calculated from March 31, 1995.

**When the return after taxes on distributions and sale of Fund shares is higher than the return after taxes on distributions, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.


                                                   PBHG LARGE CAP GROWTH FUND 21

[GRAPHIC OMITTED] FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in the Fund.

--------------------------------------------------------------------------------
FEES AND EXPENSES TABLE
                                                  PBHG CLASS
--------------------------------------------------------------------------------
  SHAREHOLDER FEES
  (FEES PAID DIRECTLY FROM YOUR INVESTMENT)          None
--------------------------------------------------------------------------------
  ANNUAL FUND OPERATING EXPENSES
  (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
  Management Fees                                    0.75%
  Distribution and/or Service (12b-1) Fees           None
  Other Expenses                                     0.51%
--------------------------------------------------------------------------------
  Total Annual Operating Expenses                    1.26%*
--------------------------------------------------------------------------------


* IN ADDITION, THROUGH AN ARRANGEMENT WITH THE FUND'S TRANSFER AGENT, CREDITS REALIZED AS A RESULT OF UNINVESTED CASH BALANCES ARE USED TO REDUCE TRANSFER AGENT EXPENSES. INCLUDING THESE REDUCTIONS, THE TOTAL FUND ANNUAL OPERATING EXPENSES WOULD HAVE BEEN 1.25%.

[GRAPHIC OMITTED] EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses remain the same for the time periods shown. The example is hypothetical. Your actual costs may be higher or lower.

--------------------------------------------------------------------------------
YOUR COST OVER
                        1 Year        3 Years        5 Years       10 Years
--------------------------------------------------------------------------------

   PBHG Class            $128          $400           $692          $1,523


22 PBHG LARGE CAP GROWTH FUND

PBHG Limited Fund

THIS FUND IS CURRENTLY OFFERED ONLY TO EXISTING SHAREHOLDERS. EXISTING SHAREHOLDERS MAY OPEN NEW ACCOUNTS, PROVIDED THAT ANY NEW ACCOUNT IS REGISTERED IN THE SAME NAME OR HAS THE SAME SOCIAL SECURITY OR TAXPAYER IDENTIFICATION NUMBER AS THE EXISTING SHAREHOLDER'S ACCOUNT.


[GRAPHIC OMITTED] GOAL

The Fund seeks to provide investors with long-term capital appreciation.

[GRAPHIC OMITTED] MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 65% of its total assets in growth securities, such as common stocks, of small sized companies. These companies generally have market capitalizations similar to the market capitalizations of the companies in the Russell 2000(R) Growth Index at the time of the Fund's investment. As of June 30, 2002, the Russell 2000(R) Growth Index had market capitalizations between $26 million and $1.8 billion. The growth securities in the Fund are primarily common stocks that Pilgrim Baxter believes have strong historical earnings growth and expected earnings higher than the U.S. market as a whole, as measured by the S&P 500 Index. Pilgrim Baxter expects to focus on those growth securities whose market capitalizations or annual revenues are $250 million or less at the time of purchase. The size of the companies in the Russell 2000(R) Growth Index and those which Pilgrim Baxter intends to focus the Fund's investments will change with market conditions and the composition of the index. Pilgrim Baxter uses its own fundamental research, computer models and proprietary measures of growth in determining which securities to buy and sell for this Fund. The Fund may sell a security for a variety of reasons, such as to invest in a company with more attractive growth prospects.

[GRAPHIC OMITTED] MAIN INVESTMENT RISKS

The value of your investment in the Fund may go down, which means you could lose money.

The price of the securities in the Fund will fluctuate. These price movements may occur because of changes in the financial markets, the company's individual situation, or industry changes. These risks are greater for companies with smaller market capitalizations because they tend to have more limited product lines, markets and financial resources and may be dependent on a smaller management group than larger, more established companies. The Fund emphasizes small sized growth companies, so it is likely to be more volatile than the stock market in general, as measured by the S&P 500 Index. In addition, the growth securities in the Fund may never reach what Pilgrim Baxter believes are their full earnings growth potential and may go down in price. Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.


                                                            PBHG LIMITED FUND 23

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

[GRAPHIC OMITTED] For more information on this Fund's investment  strategies and the associated risks, please refer to the More About the Funds section beginning on page 89.

[GRAPHIC OMITTED] PERFORMANCE INFORMATION

The bar chart below and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The bar chart shows you how the Fund's performance has varied from year to year. The performance table compares the Fund's performance over time to that of the Russell 2000(R) Growth Index, a widely recognized, unmanaged index that tracks the performance of those securities in the Russell 2000(R) Index with greater-than-average growth characteristics. The Russell 2000(R) Index is an unmanaged index that measures the performance of 2,000 small cap stocks. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) does not indicate how it will perform in the future.

                        -------------------------------
                          CALENDAR YEAR TOTAL RETURNS

[BAR GRAPH OMITTED--PLOT POINTS AS FOLLOWS:]

1997    16.07%
1998    13.05%
1999    71.70%
2000    -6.86%
2001   -18.14%


           The Fund's year-to-date return as of 6/30/02 was -30.72%.

                 -----------------------------------------
                 BEST QUARTER:       Q4 1999        49.84%
                 WORST QUARTER:      Q3 2001       -29.64%


24 PBHG LIMITED FUND

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/01

The table below provides average annual total return information for the Fund's PBHG Class shares, and includes both before- and after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

--------------------------------------------------------------------------------
                                                                     Since
                                            Past       Past        Inception
                                           1 Year    5 Years       (6/28/96)
--------------------------------------------------------------------------------

  Limited Fund --
    PBHG Class
    Before Taxes                          -18.14%     11.43%        12.40%

  Limited Fund --
    PBHG  Class
    After Taxes on Distributions          -18.37%      7.92%         9.16%

  Limited Fund --
    PBHG Class
    After Taxes on Distributions
    and Sale of Fund Shares               -10.83%**    8.87%**       9.78%**

  Russell 2000(R) Growth Index*
    (Reflects No Deduction for
    Fees, Expenses or Taxes)               -9.23%      2.87%         2.50%

* The since inception return for the Russell 2000(R) Growth Index was calculated as of June 30, 1996.

**When the return after taxes on distributions and sale of Fund shares is higher than the return after taxes on distributions, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.


                                                            PBHG LIMITED FUND 25

[GRAPHIC OMITTED] FEES AND EXPENSES
This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in the Fund.


--------------------------------------------------------------------------------
FEES AND EXPENSES TABLE
                                                  PBHG CLASS
--------------------------------------------------------------------------------
  SHAREHOLDER FEES
  (FEES PAID DIRECTLY FROM YOUR INVESTMENT)          None
--------------------------------------------------------------------------------
  ANNUAL FUND OPERATING EXPENSES
  (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
  Management Fees                                    1.00%
  Distribution and/or Service (12b-1) Fees           None
  Other Expenses                                     0.41%
--------------------------------------------------------------------------------
  Total Annual Operating Expenses                    1.41%*
--------------------------------------------------------------------------------

* THESE ARE THE EXPENSES YOU SHOULD EXPECT TO PAY AS AN INVESTOR IN THIS FUND FOR THE FISCAL YEAR ENDING MARCH 31, 2003. HOWEVER, YOU SHOULD KNOW THAT FOR THE FISCAL YEAR ENDING MARCH 31, 2003, PILGRIM BAXTER HAS CONTRACTUALLY AGREED TO WAIVE THAT PORTION, IF ANY, OF THE ANNUAL MANAGEMENT FEES PAYABLE BY THE FUND AND TO PAY CERTAIN EXPENSES OF THE FUND TO THE EXTENT NECESSARY TO ENSURE THAT THE TOTAL ANNUAL FUND OPERATING EXPENSES (EXCLUSIVE OF CERTAIN EXPENSES SUCH AS BROKERAGE COMMISSIONS AND EXTRAORDINARY EXPENSES) DO NOT EXCEED 1.50%. IN ADDITION, IN CONNECTION WITH OLD MUTUAL PLC'S ACQUISITION OF PILGRIM BAXTER'S PARENT COMPANY, OLD MUTUAL AND PILGRIM BAXTER HAVE AGREED TO MAINTAIN THIS EXPENSE LIMITATION AGREEMENT UNTIL MARCH 31, 2003. YOU SHOULD ALSO KNOW THAT IN ANY FISCAL YEAR IN WHICH THE FUND'S ASSETS ARE GREATER THAN $75 MILLION AND ITS TOTAL ANNUAL FUND OPERATING EXPENSES (EXCLUDING CERTAIN EXPENSES SUCH AS BROKERAGE COMMISSIONS AND EXTRAORDINARY EXPENSES) ARE LESS THAN 1.50%, THE FUND'S BOARD OF TRUSTEES MAY ELECT TO REIMBURSE PILGRIM BAXTER FOR ANY FEES IT WAIVED OR EXPENSES IT REIMBURSED ON THE FUND'S BEHALF DURING THE PREVIOUS TWO FISCAL YEARS. THE BOARD MADE NO REIMBURSEMENT ELECTION DURING THE FISCAL YEAR ENDED MARCH 31, 2002. IN ADDITION, THROUGH AN ARRANGEMENT WITH THE FUND'S TRANSFER AGENT, CREDITS REALIZED AS A RESULT OF UNINVESTED CASH BALANCES ARE USED TO REDUCE TRANSFER AGENT EXPENSES. INCLUDING THESE REDUCTIONS, THE TOTAL FUND ANNUAL OPERATING EXPENSES WOULD HAVE BEEN 1.40%.

[GRAPHIC OMITTED] EXAMPLE
This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses remain the same for the time periods shown. The example is hypothetical. Your actual costs may be higher or lower.


--------------------------------------------------------------------------------
YOUR COST OVER
                        1 Year        3 Years        5 Years       10 Years
--------------------------------------------------------------------------------
  PBHG Class             $144          $446           $771          $1,691


26 PBHG LIMITED FUND

PBHG New Opportunities Fund

THIS FUND IS CURRENTLY OFFERED ONLY TO THE FOLLOWING INVESTORS: (A) SUBSEQUENT INVESTMENTS BY PERSONS WHO WERE SHAREHOLDERS ON OR BEFORE NOVEMBER 12, 1999; (B) NEW AND SUBSEQUENT INVESTMENTS MADE BY CERTAIN CLIENTS AND EMPLOYEES OF PILGRIM BAXTER AND ITS AFFILIATES; AND (C) NEW AND SUBSEQUENT INVESTMENTS BY CERTAIN PENSIONS PLANS.


[GRAPHIC OMITTED] GOAL

The Fund seeks to provide investors with capital appreciation.

[GRAPHIC OMITTED] MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 65% of its total assets in growth securities, such as common stocks, of companies in economic sectors which Pilgrim Baxter believes have above-average long-term growth potential. The Fund will generally hold stocks of less than 50 small growth companies. These companies generally have market capitalizations similar to the market capitalizations of the companies in the Russell 2000(R) Growth Index at the time of the Fund's investment. As of June 30, 2002, the Russell 2000(R) Growth Index had market capitalizations between $26 million and $1.8 billion. The growth securities in the Fund are primarily common stocks. The sectors that Pilgrim Baxter believes have above-average long-term growth potential will change as the economy changes. As a result, the Fund may or may not be invested in these or other sectors at any time. In addition, the Fund may emphasize one or more sectors. For example, the Fund may invest 100% of its total assets in one sector. Pilgrim Baxter expects to focus primarily on those growth securities whose market capitalizations or annual revenues are under $1 billion at the time of purchase. The size of the companies in the Russell 2000(R) Growth Index and those which Pilgrim Baxter intends to focus the Fund's investments will change with market conditions and the composition of the index. Pilgrim Baxter uses its own fundamental research, computer models and proprietary measures of growth in determining which securities to buy and sell for this Fund. The Fund may sell a security for a variety of reasons, such as to invest in a company with more attractive growth prospects.

[GRAPHIC OMITTED] MAIN INVESTMENT RISKS

The Fund invests in a limited number of stocks. As a result, the price change of a single security has a greater impact on the Fund's net asset value and will cause its shares to fluctuate in value more than it would in a fund that does not invest in a limited number of stocks. The value of your investment in the Fund may go down, which means you could lose money.

The price of the securities in the Fund will fluctuate. These price movements may occur because of changes in the financial markets, the company's individual situation, or industry changes. These risks are greater for companies with smaller market capitalizations because they tend to have more limited product lines, markets and financial resources and may be dependent on a smaller management group than larger, more established companies. The Fund's emphasis on certain sectors of the

                                                  PBHG NEW OPPORTUNITIES FUND 27
economy may make the Fund's performance more susceptible to economic, political or regulatory developments in that sector. As a result, the Fund's net asset value may fluctuate more than other equity investments. The Fund emphasizes small growth companies so it may be more volatile than the stock market in general, as measured by the S&P 500 Index. In addition, the growth securities in the Fund may never reach what Pilgrim Baxter believes are their full long-term growth potential and may go down in price.

Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.

[GRAPHIC OMITTED] For more information on this Fund's investment  strategies and the associated risks, please refer to the More About the Funds section beginning on page 89.

[GRAPHIC OMITTED] PERFORMANCE INFORMATION

The bar chart below and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The bar chart shows you how the Fund performance has varied from year to year. The performance table compares the Fund's performance over time to that of the Russell 2000(R) Growth Index, a widely recognized, unmanaged index that tracks the performance of those securities in the Russell 2000(R) Index with greater-than-average growth characteristics. The Russell 2000(R) Index is an unmanaged index that measures the performance of 2,000 small cap companies. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) does not indicate how it will perform in the future.

                        -------------------------------
                          CALENDAR YEAR TOTAL RETURNS

[BAR GRAPH OMITTED--PLOT POINTS AS FOLLOWS:]

2000    -4.68%
2001   -30.70%

           The Fund's year-to-date return as of 6/30/02 was -19.44%.

                  -------------------------------------
                  BEST QUARTER:     Q1 2000      42.37%
                  WORST QUARTER:    Q3 2001     -33.12%


28 PBHG NEW OPPORTUNITIES FUND

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/01

The table below provides average annual total return information for the Fund's PBHG Class shares, and includes both before- and after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

--------------------------------------------------------------------------------
                                                                       Since
                                                     Past            Inception
                                                    1 Year           (2/12/99)
--------------------------------------------------------------------------------
  New Opportunities Fund --
    PBHG Class
    Before Taxes                                    -30.70%            55.39%

  New Opportunities Fund --
    PBHG Class
    After Taxes on Distributions                    -30.70%            45.75%

  New Opportunities Fund --
    PBHG Class
    After Taxes on Distributions
    and Sale of Fund Shares                         -18.70%**          43.64%

  Russell 2000(R) Growth Index*
    (Reflects No Deduction for
    Fees, Expenses or Taxes)                         -9.23%            -1.24%

* The since inception return for the Russell 2000(R) Growth Index was calculated as of January 31, 1999.

**When the return after taxes on distributions and sale of Fund shares is higher than the return after taxes on distributions, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.


                                                  PBHG NEW OPPORTUNITIES FUND 29

[GRAPHIC OMITTED] FEES AND EXPENSES
This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in the Fund.

--------------------------------------------------------------------------------
FEES AND EXPENSES TABLE
                                                  PBHG CLASS
--------------------------------------------------------------------------------
  SHAREHOLDER FEES
  (FEES PAID DIRECTLY FROM YOUR INVESTMENT)          None
--------------------------------------------------------------------------------
  ANNUAL FUND OPERATING EXPENSES
  (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
  Management Fees                                    1.00%
  Distribution and/or Service (12b-1) Fees           None
  Other Expenses                                     0.44%
--------------------------------------------------------------------------------
  Total Annual Operating Expenses                    1.44%*
--------------------------------------------------------------------------------

* THESE ARE THE EXPENSES YOU SHOULD EXPECT TO PAY AS AN INVESTOR IN THIS FUND FOR THE FISCAL YEAR ENDING MARCH 31, 2003. HOWEVER, YOU SHOULD KNOW THAT FOR THE FISCAL YEAR ENDING MARCH 31, 2003, PILGRIM BAXTER HAS CONTRACTUALLY AGREED TO WAIVE THAT PORTION, IF ANY, OF THE ANNUAL MANAGEMENT FEES PAYABLE BY THE FUND AND TO PAY CERTAIN EXPENSES OF THE FUND TO THE EXTENT NECESSARY TO ENSURE THAT THE TOTAL ANNUAL FUND OPERATING EXPENSES (EXCLUSIVE OF CERTAIN EXPENSES SUCH AS BROKERAGE COMMISSIONS AND EXTRAORDINARY EXPENSES) DO NOT EXCEED 1.50%. IN ADDITION, IN CONNECTION WITH OLD MUTUAL PLC'S ACQUISITION OF PILGRIM BAXTER'S PARENT COMPANY, OLD MUTUAL AND PILGRIM BAXTER HAVE AGREED TO MAINTAIN THIS EXPENSE LIMITATION AGREEMENT UNTIL MARCH 31, 2003. YOU SHOULD ALSO KNOW THAT IN ANY FISCAL YEAR IN WHICH THE FUND'S ASSETS ARE GREATER THAN $75 MILLION AND ITS TOTAL ANNUAL FUND OPERATING EXPENSES (EXCLUDING CERTAIN EXPENSES SUCH AS BROKERAGE COMMISSIONS AND EXTRAORDINARY EXPENSES) ARE LESS THAN 1.50%, THE FUND'S BOARD OF TRUSTEES MAY ELECT TO REIMBURSE PILGRIM BAXTER FOR ANY FEES IT WAIVED OR EXPENSES IT REIMBURSED ON THE FUND'S BEHALF DURING THE PREVIOUS TWO FISCAL YEARS. THE BOARD MADE NO REIMBURSEMENT ELECTION DURING THE FISCAL YEAR ENDED MARCH 31, 2002. IN ADDITION, THROUGH AN ARRANGEMENT WITH THE FUND'S TRANSFER AGENT, CREDITS REALIZED AS A RESULT OF UNINVESTED CASH BALANCES ARE USED TO REDUCE TRANSFER AGENT EXPENSES. INCLUDING THESE REDUCTIONS, THE TOTAL FUND ANNUAL OPERATING EXPENSES WOULD HAVE BEEN 1.43%.


[GRAPHIC OMITTED] EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses remain the same for the time periods shown. The example is hypothetical. Your actual costs may be higher or lower.

--------------------------------------------------------------------------------
YOUR COST OVER
                        1 Year        3 Years        5 Years       10 Years
--------------------------------------------------------------------------------
   PBHG Class            $147          $456           $787          $1,724


30 PBHG NEW OPPORTUNITIES FUND

PBHG Select Equity Fund

[GRAPHIC OMITTED] GOAL

The Fund seeks to provide investors with long-term growth of capital.

[GRAPHIC OMITTED] MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its assets in growth securities, such as common stocks, of no more than 30 small, medium or large capitalization companies. The growth securities in the Fund are primarily common stocks that Pilgrim Baxter believes have strong business momentum, earnings growth and capital appreciation potential. Pilgrim Baxter uses its own fundamental research, computer models and proprietary measures of growth in determining which securities to buy and sell for this Fund. The Fund may sell a security for a variety of reasons, such as to invest in a company with more attractive growth prospects.

[GRAPHIC OMITTED] MAIN INVESTMENT RISKS

The Fund invests in a limited number of stocks. As a result, the price change of a single security has a greater impact on the Fund's net asset value and will cause its shares to fluctuate in value more than it would in a fund that does not invest in a limited number of stocks. The value of your investment in the Fund may go down, which means you could lose money.

The price of the securities in the Fund will fluctuate. These price movements may occur because of changes in the financial markets, the company's individual situation, or industry changes. These risks are greater for companies with smaller market capitalizations because they tend to have more limited product lines, markets and financial resources and may be dependent on a smaller management group than larger, more established companies.

The growth securities in the Fund may never reach what Pilgrim Baxter believes are their full earnings growth and capital appreciation potential and may go down in price. In addition, the Fund may emphasize small, medium or large sized growth companies. An investment in small or medium sized growth companies is likely to make the Fund more volatile than the stock market in general, as measured by the S&P 500 Index. However, the Fund may also emphasize large company securities which may limit some of the risks associated with growth investing because large company securities tend to be less volatile than smaller company securities.

Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

[GRAPHIC OMITTED] For more information on this Fund's investment  strategies and the associated risks, please refer to the More About the Funds section beginning on page 89.


                                                      PBHG SELECT EQUITY FUND 31

[GRAPHIC OMITTED] PERFORMANCE INFORMATION

The bar chart below and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The bar chart shows you how the Fund's performance has varied from year to year. The performance table compares the Fund's performance over time to that of the S&P 500 Index, a widely recognized, unmanaged index that measures the performance of large cap stocks across all major industries. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) does not indicate how it will perform in the future.

                         -------------------------------
                           CALENDAR YEAR TOTAL RETURNS

[BAR GRAPH OMITTED--PLOT POINTS AS FOLLOWS:]

1996    27.99%
1997     6.84%
1998    19.02%
1999   160.89%
2000   -24.55%
2001   -40.84%

           The Fund's year-to-date return as of 6/30/02 was -22.55%.

                 ------------------------------------------
                 BEST QUARTER:      Q4 1999         130.62%
                 WORST QUARTER:     Q4 2000         -43.15%


32 PBHG SELECT EQUITY FUND

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/01

The table below provides average annual total return information for the Fund's PBHG Class shares, and includes both before- and after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

--------------------------------------------------------------------------------
                                                                      Since
                                              Past         Past     Inception
                                             1 Year      5 Years     (4/5/95)
--------------------------------------------------------------------------------
  Select Equity Fund --
    PBHG Class
    Before Taxes                             -40.84%      8.17%       17.72%

  Select Equity Fund --
    PBHG Class
    After Taxes on Distributions             -40.84%      7.17%       16.68%

  Select Equity Fund --
    PBHG Class
    After Taxes on Distributions and
    Sale of Fund Shares                      -24.87%**    6.94%       15.26%

  S&P 500 Index*
    (Reflects No Deduction for
    Fees,  Expenses or Taxes)                -11.88%     10.70%       14.96%

* The since inception return for the S&P 500 Index was calculated from March 31, 1995.

**When the return after taxes on distributions and sale of Fund shares is higher than the return after taxes on distributions, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.


                                                      PBHG SELECT EQUITY FUND 33

[GRAPHIC OMITTED] FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in this Fund.

--------------------------------------------------------------------------------
FEES AND EXPENSES TABLE
                                                  PBHG CLASS
--------------------------------------------------------------------------------
  SHAREHOLDER FEES
  (FEES PAID DIRECTLY FROM YOUR INVESTMENT)          None
--------------------------------------------------------------------------------
  ANNUAL FUND OPERATING EXPENSES
  (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
  Management Fees                                    0.85%
  Distribution and/or Service (12b-1) Fees           None
  Other Expenses                                     0.53%
--------------------------------------------------------------------------------
  Total Annual Operating Expenses                    1.38%*
--------------------------------------------------------------------------------

* THROUGH AN ARRANGEMENT WITH THE FUND'S TRANSFER AGENT, CREDITS REALIZED AS A RESULT OF UNINVESTED CASH BALANCES ARE USED TO REDUCE TRANSFER AGENT EXPENSES. INCLUDING THESE REDUCTIONS, THE TOTAL FUND ANNUAL OPERATING EXPENSES WOULD HAVE BEEN 1.37%.

[GRAPHIC OMITTED] EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses remain the same for the time periods shown. The example is hypothetical. Your actual costs may be higher or lower.

--------------------------------------------------------------------------------
YOUR COST OVER
                        1 Year        3 Years        5 Years       10 Years
--------------------------------------------------------------------------------
   PBHG Class            $140          $437           $755          $1,657


34 PBHG SELECT EQUITY FUND

PBHG Clipper Focus Fund

[GRAPHIC OMITTED] GOAL

The Fund seeks to provide investors with long-term capital growth.

[GRAPHIC OMITTED] MAIN INVESTMENT STRATEGIES

The Fund, a non-diversified fund, invests for the long-term in equity securities of companies whose share price trades below PFR's estimate of their intrinsic value. Based upon extensive fundamental research, PFR, the Fund's sub-adviser, prepares valuation models for each company being analyzed to identify companies that it believes the market has undervalued. The valuation models attempt to calculate each company's intrinsic value based on private market transactions and discounted cash flow. PFR adds companies to the Fund when their share price trades below PFR's estimate of intrinsic value and sells companies when their share prices reach PFR's estimate of intrinsic value.

The Fund generally holds between 15 to 35 stocks. The Fund will generally hold its investment in a particular company for an extended period. PFR expects to invest fully the assets of the Fund. Consequently, PFR generally expects cash reserves to be less than 5% of the total assets of the Fund.

The Clipper Focus Fund may also, on occasion, invest in special situations. A special situation arises when PFR believes the securities of a particular company will appreciate in value within a reasonable period because of unique circumstances applicable to that company, such as events that could change or temporarily hamper the ongoing operations of a company.

[GRAPHIC OMITTED] MAIN INVESTMENT RISKS

The value of your investment in the Fund may go down, which means you could lose money.

The price of the securities in the Fund will fluctuate. These price movements may occur because of changes in the financial markets, the company's individual situation or industry changes.

The Fund is non-diversified, which means, it invests a higher percentage of its assets in a more limited number of stocks than a diversified fund. As a result, the price change of a single security has a greater impact on the Fund's net asset value and will cause its shares to fluctuate in value more than it would in a diversified fund.

Special situations often involve much greater risk than is inherent in ordinary investment securities. In addition, the market price of companies subject to special situations may never reflect any perceived intrinsic values.

Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.


                                                      PBHG CLIPPER FOCUS FUND 35

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

[GRAPHIC OMITTED] For more information on this Fund's investment  strategies and the associated risks, please refer to the More About the Funds section beginning on page 89.



[GRAPHIC OMITTED] PERFORMANCE INFORMATION

Prior to December 14, 2001, the PBHG Class Shares of the Fund were known as the Institutional Class shares of the Clipper Focus Portfolio, a series of UAM Funds Trust. On December 14, 2001, the Fund acquired the assets of the Clipper Focus Portfolio. The Clipper Focus Portfolio was managed by PFR, the Fund's sub-adviser. The investment goal, strategies and policies of the Fund are substantially similar to those of its predecessor, the Clipper Focus Portfolio.

The bar chart below and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The bar chart shows you how the Fund's performance has varied from year to year. The performance table compares the Fund's performance over time to that of the S&P 500 Index, a widely recognized, unmanaged index that measures the performance of large cap stocks across all major industries. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) does not indicate how it will perform in the future.

                          CALENDAR YEAR TOTAL RETURNS*

[BAR GRAPH OMITTED--PLOT POINTS AS FOLLOWS:]

1999    -1.88%
2000    44.29%
2001    11.93%

           The Fund's year-to-date return as of 6/30/02 was -2.17%.

                    --------------------------------------
                    BEST QUARTER:      Q3 2000      20.56%
                    WORST QUARTER:     Q1 2000      -6.25%


36 PBHG CLIPPER FOCUS FUND

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/01

The table below provides average annual total return information for the Fund's PBHG Class shares, and includes both before- and after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

--------------------------------------------------------------------------------
                                                                       Since
                                                     Past            Inception
                                                    1 Year           (9/10/98)
--------------------------------------------------------------------------------

  Clipper Focus Fund* --
    PBHG Class
    Before Taxes                                    11.93%             20.82%

  Clipper Focus Fund* --
    PBHG Class
    After Taxes on Distributions                     7.05%             18.28%

  Clipper Focus Fund* --
    PBHG Class
    After Taxes on Distributions and
    Sale of Fund Shares                              7.80%***          16.02%

  S&P 500 Index**
    (Reflects No Deduction for
    Fees,  Expenses or Taxes)                      -11.88%              6.96%

* Data includes performance of the Fund's predecessor, whose inception date was September 10, 1998.

** The since inception  return for the S&P 500 Index was calculated as of August
   31, 1998.

***When the return after taxes on distributions and sale of Fund shares is higher than the return after taxes on distributions, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.


                                                      PBHG CLIPPER FOCUS FUND 37

[GRAPHIC OMITTED] FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in the Fund.

FEES AND EXPENSES TABLE
                                                  PBHG CLASS
--------------------------------------------------------------------------------
  SHAREHOLDER FEES
  (FEES PAID DIRECTLY FROM YOUR INVESTMENT)          None
--------------------------------------------------------------------------------
  ANNUAL FUND OPERATING EXPENSES
  (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
  Management Fees                                    1.00%
  Distribution and/or Service (12b-1) Fees           None
  Other Expenses                                     0.44%
--------------------------------------------------------------------------------
  Total  Annual  Operating  Expenses                1.44%*
--------------------------------------------------------------------------------

* THESE ARE THE EXPENSES YOU SHOULD EXPECT TO PAY AS AN INVESTOR IN THIS FUND UNTIL MARCH 31, 2003. YOU SHOULD KNOW THAT PILGRIM BAXTER HAS CONTRACTUALLY AGREED TO WAIVE THAT PORTION, IF ANY, OF THE ANNUAL MANAGEMENT FEES PAYABLE BY THE FUND AND TO PAY CERTAIN EXPENSES OF THE FUND TO THE EXTENT NECESSARY TO ENSURE THAT THE TOTAL ANNUAL OPERATING EXPENSES (EXCLUDING CERTAIN EXPENSES SUCH AS BROKERAGE COMMISSIONS AND EXTRAORDINARY EXPENSES) DO NOT EXCEED 1.40% UNTIL SEPTEMBER 25, 2002 AND NOT MORE THAN 1.50% UNTIL MARCH 31, 2003. YOU SHOULD ALSO KNOW THAT IN ANY YEAR AFTER SEPTEMBER 25, 2002 IN WHICH THE FUND'S ASSETS ARE GREATER THAN $75 MILLION AND ITS TOTAL ANNUAL OPERATING EXPENSES (EXCLUDING CERTAIN EXPENSES SUCH AS BROKERAGE COMMISSIONS AND EXTRAORDINARY EXPENSES) ARE LOWER THAN 1.50%, THE FUND'S BOARD OF TRUSTEES MAY ELECT TO REIMBURSE PILGRIM BAXTER FOR ANY FEES IT WAIVED OR EXPENSES IT REIMBURSED ON THE FUND'S BEHALF DURING THE PREVIOUS TWO FISCAL YEARS AFTER SEPTEMBER 25, 2002.


[GRAPHIC OMITTED] EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses reflect net operating expenses for the one-year period and total operating expenses without expense waivers for years two through ten. The example is hypothetical. Your actual costs may be higher or lower.

--------------------------------------------------------------------------------
YOUR COST OVER
                        1 Year        3 Years        5 Years       10 Years
--------------------------------------------------------------------------------
  PBHG Class             $147          $456           $787          $1,724


38 PBHG CLIPPER FOCUS FUND

PBHG Focused Value Fund

[GRAPHIC OMITTED] GOAL

The Fund seeks to provide investors with above-average total returns over a 3 to 5 year market cycle.

[GRAPHIC OMITTED] MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund, a non-diversified fund, invests at least 65% of its total assets in value securities, such as common stocks of small, medium or large capitalization companies. The value securities in the Fund are primarily common stocks that Pilgrim Baxter believes are currently underpriced using certain financial measurements, such as their price-to-earnings ratios, dividend income potential and earnings power. Pilgrim Baxter uses its own fundamental research, computer models and proprietary measures of value in managing this Fund. The Fund may sell a security for a variety of reasons, such as when it becomes overvalued or shows deteriorating fundamentals.

[GRAPHIC OMITTED] MAIN INVESTMENT RISKS

The Fund is non-diversified, which means it invests a higher percentage of its assets in a limited number of stocks than a diversified fund. As a result, the price change of a single security has a greater impact on the Fund's net asset value and will cause its shares to fluctuate in value more than it would in a diversified fund.

The value of your investment in the Fund may go down, which means you could lose money.

The price of the securities in the Fund will fluctuate. These price movements may occur because of changes in the financial markets, a company's individual situation, or industry changes. These risks are greater for companies with smaller market capitalizations because they tend to have more limited product lines, markets and financial resources and may be dependent on a smaller management group than larger, more established companies. The value securities in the Fund may never reach what Pilgrim Baxter believes are their full worth and may go down in price.

In addition, the Fund may emphasize small, medium or large sized value companies. An investment in smaller and medium sized companies is likely to make the Fund more volatile than the stock market in general, as measured by the S&P 500 Index. However, the Fund may also emphasize large company securities which may limit some of the risks associated with value investing because large company securities tend to be less volatile than smaller company securities.

Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.



                                                      PBHG FOCUSED VALUE FUND 39

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

[GRAPHIC OMITTED] For more information on this Fund's investment  strategies and the associated risks, please refer to the More About the Funds section beginning on page 89.

[GRAPHIC OMITTED] PERFORMANCE INFORMATION

The bar chart below and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The bar chart shows you how the Fund's performance has varied from year to year. The performance table compares the Fund's performance over time to that of the S&P 500 Index, a widely recognized, unmanaged index that measures the performance of large cap stocks across all major industries. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) does not indicate how it will perform in the future.

                         -------------------------------
                           CALENDAR YEAR TOTAL RETURNS

[BAR GRAPH OMITTED--PLOT POINTS AS FOLLOWS:]

2000    24.81%
2001     3.44%

           The Fund's year-to-date return as of 6/30/02 was -18.38%.

                   --------------------------------------
                   BEST QUARTER:      Q1 2000      29.53%
                   WORST QUARTER:     Q3 2001     -14.97%


40 PBHG FOCUSED VALUE FUND

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/01

The table below provides average annual total return information for the Fund's PBHG Class shares, and includes both before- and after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


--------------------------------------------------------------------------------
                                                                    Since
                                                  Past            Inception
                                                 1 Year           (2/12/99)
--------------------------------------------------------------------------------
  Focused Value Fund --
    PBHG Class
    Before Taxes                                  3.44%             25.21%

  Focused Value Fund --
    PBHG Class
    After Taxes on Distributions                  3.11%             23.53%

  Focused Value Fund --
    PBHG Class
    After Taxes on Distributions and
    Sale of Fund Shares                           2.09%             19.92%

  S&P 500 Index*
    (Reflects No Deduction for
    Fees, Expenses or Taxes)                    -11.88%             -2.44%

* The since inception return for the S&P 500 Index was calculated as of January 31, 1999.


                                                      PBHG FOCUSED VALUE FUND 41

[GRAPHIC OMITTED] FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in this Fund.

--------------------------------------------------------------------------------
FEES AND EXPENSES TABLE
                                                  PBHG CLASS
--------------------------------------------------------------------------------
  SHAREHOLDER FEES
  (FEES PAID DIRECTLY FROM YOUR INVESTMENT)          None
--------------------------------------------------------------------------------
  ANNUAL FUND OPERATING EXPENSES
  (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
  Management Fees                                    0.85%
  Distribution and/or Service (12b-1) Fees           None
  Other Expenses                                     0.52%
--------------------------------------------------------------------------------
  Total  Annual  Operating  Expenses                 1.37%*
--------------------------------------------------------------------------------

* THIS IS THE ACTUAL TOTAL FUND OPERATING EXPENSE YOU SHOULD EXPECT TO PAY AS AN INVESTOR IN THIS FUND FOR THE FISCAL YEAR ENDING MARCH 31, 2003. HOWEVER, YOU SHOULD KNOW THAT FOR THE FISCAL YEAR ENDING MARCH 31, 2003, PILGRIM BAXTER HAS CONTRACTUALLY AGREED TO WAIVE THAT PORTION, IF ANY, OF THE ANNUAL MANAGEMENT FEES PAYABLE BY THE FUND AND TO PAY CERTAIN EXPENSES OF THE FUND TO THE EXTENT NECESSARY TO ENSURE THAT THE TOTAL ANNUAL FUND OPERATING EXPENSES (EXCLUSIVE OF CERTAIN EXPENSES SUCH AS BROKERAGE COMMISSIONS AND EXTRAORDINARY EXPENSES) DO NOT EXCEED 1.50%. IN ADDITION, IN CONNECTION WITH OLD MUTUAL PLC'S ACQUISITION OF PILGRIM BAXTER'S PARENT COMPANY, OLD MUTUAL AND PILGRIM BAXTER HAVE AGREED TO MAINTAIN THIS EXPENSE LIMITATION AGREEMENT UNTIL MARCH 31, 2003. YOU SHOULD KNOW THAT IN ANY FISCAL YEAR IN WHICH THE FUND'S ASSETS ARE GREATER THAN $75 MILLION AND ITS TOTAL ANNUAL FUND OPERATING EXPENSES (EXCLUDING CERTAIN EXPENSES SUCH AS BROKERAGE COMMISSIONS AND EXTRAORDINARY EXPENSES) ARE LESS THAN 1.50%, THE FUND'S BOARD OF TRUSTEES MAY ELECT TO REIMBURSE PILGRIM BAXTER FOR ANY FEES IT WAIVED OR EXPENSES IT REIMBURSED ON THE FUND'S BEHALF DURING THE PREVIOUS TWO FISCAL YEARS. THE BOARD MADE NO REIMBURSEMENT ELECTION DURING FISCAL YEAR ENDED MARCH 31, 2002. IN ADDITION, THROUGH AN ARRANGEMENT WITH THE FUND'S TRANSFER AGENT, CREDITS REALIZED AS A RESULT OF UNINVESTED CASH BALANCES ARE USED TO REDUCE TRANSFER AGENT EXPENSES. INCLUDING THESE REDUCTIONS, THE TOTAL FUND ANNUAL OPERATING EXPENSES WOULD HAVE BEEN 1.36%.


[GRAPHIC OMITTED] EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses remain the same for the time periods shown. The example is hypothetical. Your actual costs may be higher or lower.

--------------------------------------------------------------------------------
YOUR COST OVER
                        1 YEAR       3 YEARS        5 YEARS        10 YEARS
--------------------------------------------------------------------------------
  PBHG Class             $139          $434           $750          $1,646


42 PBHG FOCUSED VALUE FUND

PBHG Large Cap Value Fund

[GRAPHIC OMITTED] GOAL

The Fund seeks to provide investors with long-term growth of capital and income. Current income is a secondary objective.

[GRAPHIC OMITTED] MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its assets in value securities, such as common stocks, issued by companies with large market capitalizations. These companies generally have market capitalizations similar to the market capitalizations of the companies in the S&P 500 Index at the time of the Fund's investment. As of June 30, 2002, the S&P 500 Index had market capitalizations between $492 million and $296.2 billion. The value securities in the Fund are primarily common stocks that Pilgrim Baxter believes are currently underpriced using certain financial measurements, such as their price-to-earnings ratios, dividend income potential and earnings power. Pilgrim Baxter expects to focus primarily on those value securities whose market capitalizations are over $10 billion at the time of purchase. The size of the companies in the S&P 500 Index and those which Pilgrim Baxter intends to focus the Fund's investments will change with market conditions and the composition of the index. Pilgrim Baxter uses its own fundamental research, computer models and proprietary measures of value in managing this Fund. The Fund may sell a security for a variety of reasons, such as when it becomes overvalued or shows deteriorating fundamentals.

[GRAPHIC OMITTED] MAIN INVESTMENT RISKS

The value of your investment in the Fund may go down, which means you could lose money.

The price of the securities in the Fund will fluctuate. These price movements may occur because of changes in the financial markets, the company's individual situation, or industry changes.

While the value securities in the Fund may never reach what Pilgrim Baxter believes are their full worth and may go down in price, the Fund's emphasis on large company securities may limit some of the risk associated with value investing because large company securities tend to be less volatile than smaller company securities.

Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

[GRAPHIC OMITTED] For more information on this Fund's investment  strategies and the associated risks, please refer to the More About the Funds section beginning on page 89.


                                                    PBHG LARGE CAP VALUE FUND 43

[GRAPHIC OMITTED] PERFORMANCE INFORMATION

The bar chart below and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The bar chart shows you how the Fund's performance has varied from year to year. The performance table compares the Fund's performance over time to that of the S&P 500 Index, a widely recognized, unmanaged index that measures the performance of large cap stocks across all major industries. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) does not indicate how it will perform in the future.

                        -------------------------------
                          CALENDAR YEAR TOTAL RETURNS

[BAR GRAPH OMITTED--PLOT POINTS AS FOLLOWS:]

1997    25.62%
1998    34.74%
1999    11.06%
2000    23.97%
2001    -1.41%

           The Fund's year-to-date return as of 6/30/02 was -12.23%.

                    ---------------------------------------
                    BEST QUARTER:      Q4 1998       28.21%
                    WORST QUARTER:     Q3 2001      -14.02%


44 PBHG LARGE CAP VALUE FUND

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/01

The table below provides average annual total return information for the Fund's PBHG Class shares, and includes both before- and after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

--------------------------------------------------------------------------------
                                                                      Since
                                              Past        Past      Inception
                                             1 Year     5 Years     (12/31/96)
--------------------------------------------------------------------------------
  Large Cap Value Fund --
    PBHG Class
    Before Taxes                             -1.41%      18.10%       18.10%

  Large Cap Value Fund --
    PBHG Class
    After Taxes on Distributions             -1.48%      13.75%       13.75%

  Large Cap Value Fund --
    PBHG Class
    After Taxes on Distributions and
    Sale of Fund Shares                      -0.86%*     12.71%       12.71%

  S&P 500 Index
    (Reflects No Deduction for
    Fees,  Expenses or Taxes)               -11.88%      10.70%       10.70%

* When the return after taxes on distributions and sale of Fund shares is higher than the return after taxes on distributions, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.


                                                    PBHG LARGE CAP VALUE FUND 45

[GRAPHIC OMITTED] FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in this Fund.

--------------------------------------------------------------------------------
FEES AND EXPENSES TABLE
                                                  PBHG CLASS
--------------------------------------------------------------------------------
  SHAREHOLDER FEES
  (FEES PAID DIRECTLY FROM YOUR INVESTMENT)          None
--------------------------------------------------------------------------------
  ANNUAL FUND OPERATING EXPENSES
  (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
  Management Fees                                    0.65%
  Distribution and/or Service (12b-1) Fees           None
  Other Expenses                                     0.49%
--------------------------------------------------------------------------------
  Total  Annual  Operating  Expenses                1.14%*
--------------------------------------------------------------------------------

* THESE ARE THE EXPENSES YOU SHOULD EXPECT TO PAY AS AN INVESTOR IN THIS FUND FOR THE FISCAL YEAR ENDING MARCH 31, 2003. HOWEVER, YOU SHOULD KNOW THAT FOR THE FISCAL YEAR ENDING MARCH 31, 2003, PILGRIM BAXTER HAS CONTRACTUALLY AGREED TO WAIVE THAT PORTION, IF ANY, OF THE ANNUAL MANAGEMENT FEES PAYABLE BY THE FUND AND TO PAY CERTAIN EXPENSES OF THE FUND TO THE EXTENT NECESSARY TO ENSURE THAT THE TOTAL ANNUAL FUND OPERATING EXPENSES (EXCLUSIVE OF CERTAIN EXPENSES SUCH AS BROKERAGE COMMISSIONS AND EXTRAORDINARY EXPENSES) DO NOT EXCEED 1.50%. IN ADDITION, IN CONNECTION WITH OLD MUTUAL PLC'S ACQUISITION OF PILGRIM BAXTER'S PARENT COMPANY, OLD MUTUAL AND PILGRIM BAXTER HAVE AGREED TO MAINTAIN THIS EXPENSE LIMITATION AGREEMENT UNTIL MARCH 31, 2003. YOU SHOULD ALSO KNOW THAT IN ANY FISCAL YEAR IN WHICH THE FUND'S ASSETS ARE GREATER THAN $75 MILLION AND ITS TOTAL ANNUAL FUND OPERATING EXPENSES (EXCLUDING CERTAIN EXPENSES SUCH AS BROKERAGE COMMISSIONS AND EXTRAORDINARY EXPENSES) ARE LESS THAN 1.50%, THE FUND'S BOARD OF TRUSTEES MAY ELECT TO REIMBURSE PILGRIM BAXTER FOR ANY FEES IT WAIVED OR EXPENSES IT REIMBURSED ON THE FUND'S BEHALF DURING THE PREVIOUS TWO FISCAL YEARS. THE BOARD MADE NO REIMBURSEMENT ELECTION DURING THE FISCAL YEAR ENDED MARCH 31, 2002. IN ADDITION, THROUGH AN ARRANGEMENT WITH THE FUND'S TRANSFER AGENT, CREDITS REALIZED AS A RESULT OF UNINVESTED CASH BALANCES ARE USED TO REDUCE TRANSFER AGENT EXPENSES. INCLUDING THESE REDUCTIONS, THE TOTAL FUND ANNUAL OPERATING EXPENSES WOULD HAVE BEEN 1.13%.

[GRAPHIC OMITTED] EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses remain the same for the time periods shown. The example is hypothetical. Your actual costs may be higher or lower.
--------------------------------------------------------------------------------
  YOUR COST OVER
                        1 Year        3 Years        5 Years       10 Years
--------------------------------------------------------------------------------
   PBHG Class            $116          $362           $628          $1,386


46 PBHG LARGE CAP VALUE FUND

PBHG Mid-Cap Value Fund

[GRAPHIC OMITTED] GOAL

The Fund seeks to provide investors with above-average total return over a 3 to 5 year market cycle, consistent with reasonable risk.

[GRAPHIC OMITTED] MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its assets in value securities, such as common stocks, issued by companies with market capitalizations similar to the market capitalizations of companies in the S&P MidCap 400 Index at the time of the Fund's investment. As of June 30, 2002, the S&P MidCap 400 Index had market capitalizations between $140 million and $9.2 billion. The size of the companies in the S&P MidCap 400 Index and those which Pilgrim Baxter intends to focus the Fund's investments will change with market conditions and the composition of the index. The value securities in the Fund are primarily common stocks that Pilgrim Baxter believes are currently underpriced using certain financial measurements, such as their price-to-earnings ratios, dividend income potential and earnings power. Pilgrim Baxter uses its own fundamental research, computer models and proprietary measures of value in managing this Fund. The Fund may sell a security for a variety of reasons, such as when it becomes overvalued or shows deteriorating fundamentals. The Fund's sector weightings are generally within 10% of the S&P MidCap 400's sector weightings. In addition, the Fund generally has a lower price-to-earnings ratio than the average company in the S&P MidCap 400 Index.

[GRAPHIC OMITTED] MAIN INVESTMENT RISKS

The value of your investment in the Fund may go down, which means you could lose money.

The price of the securities in the Fund will fluctuate. These price movements may occur because of changes in the financial markets, the company's individual situation, or industry changes. These risks are greater for companies with smaller market capitalizations because they tend to have more limited product lines, markets and financial resources and may be dependent on a smaller management group than larger, more established companies.

The Fund emphasizes value securities of medium sized companies, so it is likely to be more volatile than the stock market in general, as measured by the S&P 500 Index. In addition, the value securities in the Fund may never reach what Pilgrim Baxter believes are their full worth and may go down in price.

Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.



                                                      PBHG MID-CAP VALUE FUND 47

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

[GRAPHIC OMITTED] For more information on this Fund's investment  strategies and the associated risks, please refer to the More About the Funds section beginning on page 89.

[GRAPHIC OMITTED] PERFORMANCE INFORMATION

The bar chart below and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The performance table compares the Fund's performance over time to that of its benchmark, the S&P MidCap 400 Index, a widely recognized, unmanaged index that tracks the performance of 400 mid-cap stocks, and the S&P BARRA MidCap Value Index, a widely recognized, unmanaged index that tracks the performance of those S&P MidCap 400 companies with lower price-to-book ratios and forecasted growth rates. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) does not indicate how it will perform in the future.

                         -------------------------------
                           CALENDAR YEAR TOTAL RETURNS

[BAR GRAPH OMITTED--PLOT POINTS AS FOLLOWS:]

1998    27.84%
1999    21.72%
2000    26.17%
2001     7.79%

            The Fund's year-to-date return as of 6/30/02 was -9.86%.

                   --------------------------------------
                   BEST QUARTER:     Q4 1998       30.07%
                   WORST QUARTER:    Q3 2001      -18.53%


48 PBHG MID-CAP VALUE FUND

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/01

The table below provides average annual total return information for the Fund's PBHG Class shares, and includes both before- and after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

--------------------------------------------------------------------------------
                                                                    Since
                                                  Past            Inception
                                                 1 Year           (4/30/97)
--------------------------------------------------------------------------------
  Mid-Cap Value Fund --
    PBHG Class
    Before Taxes                                  7.79%             26.49%

  Mid-Cap Value Fund --
    PBHG Class
    After Taxes on Distributions                  7.79%             20.52%

  Mid-Cap Value Fund --
    PBHG Class
    After Taxes on Distributions and
    Sale of Fund Shares                           4.74%             18.74%

  S&P MidCap 400 Index
    (Reflects No Deduction for
    Fees, Expenses or Taxes)                     -0.61%             17.09%

  S&P BARRA MidCap Value Index
    (Reflects No Deduction for
    Fees, Expenses or Taxes)                      7.14%             15.11%


                                                      PBHG MID-CAP VALUE FUND 49

[GRAPHIC OMITTED] FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in this Fund.

--------------------------------------------------------------------------------
FEES AND EXPENSES TABLE
                                                  PBHG CLASS
--------------------------------------------------------------------------------
  SHAREHOLDER FEES
  (FEES PAID DIRECTLY FROM YOUR INVESTMENT)          None
--------------------------------------------------------------------------------
  ANNUAL FUND OPERATING EXPENSES
  (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
  Management Fees                                    0.85%
  Distribution and/or Service (12b-1) Fees           None
  Other Expenses                                     0.47%
--------------------------------------------------------------------------------
  Total  Annual  Operating  Expenses                 1.32%*
--------------------------------------------------------------------------------

* THESE ARE THE EXPENSES YOU SHOULD EXPECT TO PAY AS AN INVESTOR IN THIS FUND FOR THE FISCAL YEAR ENDING MARCH 31, 2003. HOWEVER, YOU SHOULD KNOW THAT FOR THE FISCAL YEAR ENDING MARCH 31, 2003, PILGRIM BAXTER HAS CONTRACTUALLY AGREED TO WAIVE THAT PORTION, IF ANY, OF THE ANNUAL MANAGEMENT FEES PAYABLE BY THE FUND AND TO PAY CERTAIN EXPENSES OF THE FUND TO THE EXTENT NECESSARY TO ENSURE THAT THE TOTAL ANNUAL FUND OPERATING EXPENSES (EXCLUSIVE OF CERTAIN EXPENSES SUCH AS BROKERAGE COMMISSIONS AND EXTRAORDINARY EXPENSES) DO NOT EXCEED 1.50%. IN ADDITION, IN CONNECTION WITH OLD MUTUAL PLC'S ACQUISITION OF PILGRIM BAXTER'S PARENT COMPANY, OLD MUTUAL AND PILGRIM BAXTER HAVE AGREED TO MAINTAIN THIS EXPENSE LIMITATION AGREEMENT UNTIL MARCH 31, 2003. YOU SHOULD ALSO KNOW THAT IN ANY FISCAL YEAR IN WHICH THE FUND'S ASSETS ARE GREATER THAN $75 MILLION AND ITS TOTAL ANNUAL FUND OPERATING EXPENSES (EXCLUDING CERTAIN EXPENSES SUCH AS BROKERAGE COMMISSIONS AND EXTRAORDINARY EXPENSES) ARE LESS THAN 1.50%, THE FUND'S BOARD OF TRUSTEES MAY ELECT TO REIMBURSE PILGRIM BAXTER FOR ANY FEES IT WAIVED OR EXPENSES IT REIMBURSED ON THE FUND'S BEHALF DURING THE PREVIOUS TWO FISCAL YEARS. THE BOARD MADE NO REIMBURSEMENT ELECTION DURING THE FISCAL YEAR ENDED MARCH 31, 2002. IN ADDITION, THROUGH AN ARRANGEMENT WITH THE FUND'S TRANSFER AGENT, CREDITS REALIZED AS A RESULT OF UNINVESTED CASH BALANCES ARE USED TO REDUCE TRANSFER AGENT EXPENSES. INCLUDING THESE REDUCTIONS, THE TOTAL FUND ANNUAL OPERATING EXPENSES WOULD HAVE BEEN 1.31%.


[GRAPHIC OMITTED] EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses remain the same for the time periods shown. The example is hypothetical. Your actual costs may be higher or lower.

--------------------------------------------------------------------------------
YOUR COST OVER
                        1 Year        3 Years        5 Years       10 Years
--------------------------------------------------------------------------------
 PBHG Class              $134          $418            $723         $1,590


50 PBHG MID-CAP VALUE FUND

PBHG Small Cap Value Fund

[GRAPHIC OMITTED] GOAL

The Fund seeks to provide investors with above-average total return over a 3 to 5 year market cycle, consistent with reasonable risk.

[GRAPHIC OMITTED] MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its assets in value securities, such as common stocks, issued by companies with market capitalizations similar to the market capitalizations of companies in the Russell 2000(R) Index at the time of the Fund's investment. As of June 30, 2002, the Russell 2000(R) Index had market capitalizations between $16 million and $1.8 billion. The size of the companies in the Russell 2000(R) Index and those which Pilgrim Baxter intends to focus the Fund's investments will change with market capitalizations and the composition of the index. The value securities in the Fund are primarily common stocks that Pilgrim Baxter believes are currently underpriced using certain financial measurements, such as their price-to-earnings ratios, dividend income potential and earnings power. Pilgrim Baxter uses its own fundamental research, computer models and proprietary measures of value in managing this Fund. The Fund may sell a security for a variety of reasons, such as when it becomes overvalued or shows deteriorating fundamentals. The Fund's sector weightings are generally within 10% of the Russell 2000's sector weightings. In addition, the Fund generally has a lower price-to-earnings ratio than the average company in the Russell 2000(R) Index.

[GRAPHIC OMITTED] MAIN INVESTMENT RISKS

The value of your investment in the Fund may go down, which means you could lose money.

The price of the securities in the Fund will fluctuate. These price movements may occur because of changes in the financial markets, a company's individual situation, or industry changes. These risks are greater for companies with smaller market capitalizations because they tend to have more limited product lines, markets and financial resources and may be dependent on a smaller management group than larger, more established companies.

The Fund emphasizes value securities of smaller sized companies, so it is likely to be more volatile than the stock market in general, as measured by the S&P 500 Index. In addition, the value securities in the Fund may never reach what Pilgrim Baxter believes are their full worth and may go down in price.

Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.



                                                    PBHG SMALL CAP VALUE FUND 51

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

[GRAPHIC OMITTED] For more information on this Fund's investment  strategies and the associated risks, please refer to the More About the Funds section beginning on page 89.

[GRAPHIC OMITTED] PERFORMANCE INFORMATION

The bar chart below and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The performance table compares the Fund's performance over time to that of its benchmark, the Russell 2000(R) Index, a widely recognized, unmanaged index that tracks the performance of 2,000 small cap stocks, and the Russell 2000(R) Value Index, a widely recognized, unmanaged index that tracks the performance of those Russell 2000 companies with lower price-to-book ratios and forecasted growth rates. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) does not indicate how it will perform in the future.

                        -------------------------------
                          CALENDAR YEAR TOTAL RETURNS

[BAR GRAPH OMITTED--PLOT POINTS AS FOLLOWS:]

1998     1.13%
1999    18.63%
2000    32.87%
2001     4.93%

           The Fund's year-to-date return as of 6/30/02 was -14.05%.

                   --------------------------------------
                   BEST QUARTER:    Q4 2001        25.70%
                   WORST QUARTER:   Q3 1998       -21.59%


52 PBHG SMALL CAP VALUE FUND

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/01

The table below provides average annual total return information for the Fund's PBHG Class shares, and includes both before- and after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

--------------------------------------------------------------------------------
                                                                    Since
                                                  Past            Inception
                                                 1 Year           (4/30/97)
--------------------------------------------------------------------------------
  Small Cap Value Fund --
    PBHG Class
    Before Taxes                                  4.93%             20.98%

  Small Cap Value Fund --
    PBHG Class
    After Taxes on Distributions                  4.93%             19.34%

  Small Cap Value Fund --
    PBHG Class
    After Taxes on Distributions and
    Sale of Fund Shares                           3.00%             16.70%

  Russell 2000(R) Index
    (Reflects No Deduction for
    Fees, Expenses or Taxes)                      2.49%              9.25%

  Russell 2000(R) Value Index
    (Reflects No Deduction for
    Fees, Expenses or Taxes)                     14.02%             11.76%


                                                    PBHG SMALL CAP VALUE FUND 53

[GRAPHIC OMITTED] FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in this Fund.

--------------------------------------------------------------------------------
FEES AND EXPENSES TABLE
                                                  PBHG CLASS
--------------------------------------------------------------------------------
  SHAREHOLDER FEES
  (FEES PAID DIRECTLY FROM YOUR INVESTMENT)          None
--------------------------------------------------------------------------------
  ANNUAL FUND OPERATING EXPENSES
  (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
  Management Fees                                    1.00%
  Distribution and/or Service (12b-1) Fees           None
  Other Expenses                                     0.48%
--------------------------------------------------------------------------------
  Total  Annual  Operating  Expenses                 1.48%*
--------------------------------------------------------------------------------

* THIS IS THE ACTUAL TOTAL FUND OPERATING EXPENSE YOU SHOULD EXPECT TO PAY AS AN INVESTOR IN THIS FUND FOR THE FISCAL YEAR ENDING MARCH 31, 2003. HOWEVER, YOU SHOULD KNOW THAT FOR THE FISCAL YEAR ENDING MARCH 31, 2003, PILGRIM BAXTER HAS CONTRACTUALLY AGREED TO WAIVE THAT PORTION, IF ANY, OF THE ANNUAL MANAGEMENT FEES PAYABLE BY THE FUND AND TO PAY CERTAIN EXPENSES OF THE FUND TO THE EXTENT NECESSARY TO ENSURE THAT THE TOTAL ANNUAL FUND OPERATING EXPENSES (EXCLUSIVE OF CERTAIN EXPENSES SUCH AS BROKERAGE COMMISSIONS AND EXTRAORDINARY EXPENSES) DO NOT EXCEED 1.50%. IN ADDITION, IN CONNECTION WITH OLD MUTUAL PLC'S ACQUISITION OF PILGRIM BAXTER'S PARENT COMPANY, OLD MUTUAL AND PILGRIM BAXTER HAVE AGREED TO MAINTAIN THIS EXPENSE LIMITATION AGREEMENT UNTIL MARCH 31, 2003. YOU SHOULD KNOW THAT IN ANY FISCAL YEAR IN WHICH THE FUND'S ASSETS ARE GREATER THAN $75 MILLION AND ITS TOTAL ANNUAL FUND OPERATING EXPENSES (EXCLUDING CERTAIN EXPENSES SUCH AS BROKERAGE COMMISSIONS AND EXTRAORDINARY EXPENSES) ARE LESS THAN 1.50%, THE FUND'S BOARD OF TRUSTEES MAY ELECT TO REIMBURSE PILGRIM BAXTER FOR ANY FEES IT WAIVED OR EXPENSES IT REIMBURSED ON THE FUND'S BEHALF DURING THE PREVIOUS TWO FISCAL YEARS. THE BOARD MADE NO REIMBURSEMENT ELECTION DURING THE FISCAL YEAR ENDED MARCH 31, 2002.

[GRAPHIC OMITTED] EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses remain the same for the time periods shown. The example is hypothetical. Your actual costs may be higher or lower.

--------------------------------------------------------------------------------
  YOUR COST OVER
                        1 Year        3 Years        5 Years       10 Years
--------------------------------------------------------------------------------
  PBHG Class             $151          $468           $808          $1,768


54 PBHG SMALL CAP VALUE FUND

PBHG Disciplined Equity Fund

[GRAPHIC OMITTED] GOAL

The Fund seeks to provide investors with above-average total returns.

[GRAPHIC OMITTED] MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its assets in equity securities of corporations whose securities are traded in the U.S. While the Fund may invest in companies of any size, it usually invests in medium to large capitalization companies of over $2 billion at the time of purchase. Through superior stock selection, the Fund seeks to exceed the return of its benchmark, the S&P 500 Index, over full market cycles with no greater volatility than the S&P 500 Index.

Analytic, the Fund's sub-adviser, selects equity securities for this Fund using a proprietary system that ranks stocks according to a mathematical model. Analytic's system seeks to determine a security's intrinsic (true) value by evaluating variables, such as relative valuation, price momentum, company fundamentals, liquidity and risk. Using its system, Analytic believes it can assemble a portfolio of securities that is style and sector neutral to achieve a level of diversification and risk similar to that of the S&P 500 Index. "Style neutral" means a fund is similar to its investment universe in terms of exposure to quantifiable characteristics such as average market capitalization. A fund is "sector neutral" when its exposure to specified economic sectors (such as technology or utilities) is similar to that of its investment universe. Analytic also believes that by using its system, the Fund can consistently outperform traditional strategies that focus on a single style, such as value or growth.

[GRAPHIC OMITTED] MAIN INVESTMENT RISKS

The value of your investment in the Fund may go down, which means you could lose money.

The price of the securities in the Fund will fluctuate. These price movements may occur because of changes in the financial markets, the company's individual situation or industry changes.

The Fund may buy and sell investments relatively often. Such a strategy often involves higher expenses, including brokerage commissions, and may increase the amount of capital gains (in particular, short-term gains) realized by the Fund. Shareholders must pay tax on such capital gains.

Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

[GRAPHIC OMITTED] For more information on this Fund's investment  strategies and the associated risks, please refer to the More About the Funds section beginning on page 89.



                                                 PBHG DISCIPLINED EQUITY FUND 55

[GRAPHIC OMITTED] PERFORMANCE INFORMATION

Prior to January 11, 2002, the PBHG Class Shares of the Fund were known as the Institutional Class shares of the Analytic Enhanced Equity Fund, a series of UAM Funds, Inc. II. On January 11, 2002, the Fund acquired the assets of the Analytic Enhanced Equity Fund. The Analytic Enhanced Equity Fund was managed by Analytic, the Fund's sub-adviser. The investment goal, strategies and policies of the Fund are substantially similar to those of its predecessor, the Analytic Enhanced Equity Fund.

The bar chart below and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The bar chart shows you how the Fund's performance has varied from year to year. The performance table compares the Fund's performance over time to that of the S&P 500, a widely recognized, unmanaged index that measures the performance of large cap stocks across all major industries. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) does not indicate how it will perform in the future.

                        -------------------------------
                          CALENDAR YEAR TOTAL RETURNS*

[BAR GRAPH OMITTED--PLOT POINTS AS FOLLOWS:]

1994    -0.25%
1995    35.34%
1996    22.95%
1997    29.86%
1998    37.82%
1999    20.06%
2000    -9.33%
2001    -6.22%

           The Fund's year-to-date return as of 6/30/02 was -14.12%.

                  -----------------------------------------
                  BEST QUARTER:      Q4 1998         20.50%
                  WORST QUARTER:     Q3 2001        -11.70%


56 PBHG DISCIPLINED EQUITY FUND

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/01

The table below provides average annual total return information for the Fund's PBHG Class shares, and includes both before- and after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

--------------------------------------------------------------------------------
                                                                        Since
                                                Past         Past     Inception
                                               1 Year      5 Years     (7/1/93)
--------------------------------------------------------------------------------
  Disciplined Equity Fund* --
    PBHG Class
    Before Taxes                                -6.22%     12.81%        14.48%

  Disciplined Equity Fund* --
    PBHG Class
    After Taxes on Distributions                -6.47%     10.50%        11.43%

  Disciplined Equity Fund* --
    PBHG Class
    After Taxes on Distributions and
    Sale of Fund Shares                         -3.79%**    9.40%        10.59%

  S&P 500 Index***
    (Reflects No Deduction for
    Fees,  Expenses or Taxes)                  -11.88%     10.70%        13.75%

* Data includes performance of the Fund's predecessor, whose inception date was July 1, 1993.

** When the return after taxes on distributions and sale of Fund shares is higher than the return after taxes on distributions, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.

***The since  inception  return for the S&P 500 Index was  calculated as of June
   30, 1993.


                                                 PBHG DISCIPLINED EQUITY FUND 57

[GRAPHIC OMITTED] FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in this Fund.

--------------------------------------------------------------------------------
  FEES AND EXPENSES TABLE
                                                   PBHG CLASS
--------------------------------------------------------------------------------
  SHAREHOLDER FEES                                   None
  (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------
  ANNUAL FUND OPERATING EXPENSES
  (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
  Management Fees                                    0.70%*
  Distribution and/or Service (12b-1) Fees           None
  Other Expenses                                     0.63%
--------------------------------------------------------------------------------
  Total  Annual  Operating  Expenses                 1.33%**
--------------------------------------------------------------------------------

* PILGRIM BAXTER IS ENTITLED TO RECEIVE A MANAGEMENT FEE OF 0.70% UNDER ITS INVESTMENT ADVISORY AGREEMENT WITH THE FUND; HOWEVER, PILGRIM BAXTER HAS CONTRACTUALLY AGREED TO WAIVE A PORTION OF ITS FEE AND RECEIVE A MANAGEMENT FEE OF 0.60% FROM THE FUND UNTIL SEPTEMBER 25, 2002.


** THESE ARE THE EXPENSES  YOU SHOULD  EXPECT TO PAY AS AN INVESTOR IN THIS FUND
   UNTIL MARCH 31, 2003. YOU SHOULD KNOW THAT PILGRIM BAXTER HAS CONTRACTUALLY AGREED TO WAIVE THAT PORTION, IF ANY, OF THE ANNUAL MANAGEMENT FEES PAYABLE BY THE FUND AND TO PAY CERTAIN EXPENSES OF THE FUND TO THE EXTENT NECESSARY TO ENSURE THAT THE TOTAL ANNUAL OPERATING EXPENSES (EXCLUSIVE OF CERTAIN EXPENSES SUCH AS BROKERAGE COMMISSIONS AND EXTRAORDINARY EXPENSES) DO NOT EXCEED 0.99% UNTIL SEPTEMBER 25, 2002 AND NOT MORE THAN 1.50% UNTIL MARCH 31, 2003. YOU SHOULD ALSO KNOW THAT IN ANY YEAR AFTER SEPTEMBER 25, 2002 IN WHICH THE FUND'S ASSETS ARE GREATER THAN $75 MILLION AND ITS TOTAL ANNUAL OPERATING EXPENSES (EXCLUSIVE OF CERTAIN EXPENSES SUCH AS BROKERAGE COMMISSIONS AND EXTRAORDINARY EXPENSES) ARE LOWER THAN 1.50%, THE FUND'S BOARD OF TRUSTEES MAY ELECT TO REIMBURSE PILGRIM BAXTER FOR ANY FEES IT WAIVED OR EXPENSES IT REIMBURSED ON THE FUND'S BEHALF DURING THE PREVIOUS TWO FISCAL YEARS AFTER SEPTEMBER 25, 2002.

[GRAPHIC OMITTED] EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses remain the same for the time periods shown. The example is hypothetical. Your actual costs may be higher or lower.

--------------------------------------------------------------------------------
  YOUR COST OVER
                        1 Year        3 Years        5 Years       10 Years
--------------------------------------------------------------------------------
  PBHG Class             $135          $421           $729          $1,601


58 PBHG DISCIPLINED EQUITY FUND

PBHG Global Technology & Communications Fund

THE BOARD OF TRUSTEES OF PBHG FUNDS HAS CALLED A SPECIAL MEETING OF PBHG GLOBAL TECHNOLOGY & COMMUNICATIONS FUND SHAREHOLDERS TO BE HELD ON THURSDAY, FEBRUARY 27, 2003 TO APPROVE A PROPOSAL TO MERGE THE PBHG GLOBAL TECHNOLOGY &COMMUNICATIONS FUND INTO THE PBHGTECHNOLOGY &COMMUNICATIONS FUND. ONLY SHAREHOLDERS WHO OWN SHARES OF THE PBHGGLOBAL TECHNOLOGY & COMMUNICATIONS FUND AT THE CLOSE OF BUSINESS ON MONDAY, DECEMBER 16, 2002, THE RECORD DATE, WILL BE ENTITLED TO NOTICE OF AND TO VOTE AT THE FEBRUARY 27, 2003 SPECIAL MEETING OF THE PBHGGLOBAL TECHNOLOGY &COMMUNICATIONS FUND SHAREHOLDERS. MORE DETAILED INFORMATION WILL BE CONTAINED IN THE FORTHCOMING PROXY STATEMENT.

[GRAPHIC OMITTED] GOAL

The Fund seeks to provide investors with long-term growth of capital.



[GRAPHIC OMITTED] MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund, a non-diversified fund, will invest at least 80% of its assets in common stocks of U.S. and non-U.S. companies and American Depositary Receipts ("ADRs") of non-U.S. companies doing business in the technology and communications sector of the market. In addition, the Fund is concentrated, which means it will invest 25% or more of its total assets in the group of industries within that sector. These industries may include computer software and hardware, network and cable broadcasting, semiconductors, defense, data storage and retrieval, and biotechnology.

The Fund invests in companies that may be responsible for breakthrough products or technologies or may be positioned to take advantage of cutting-edge developments. These companies will be in at least three different countries, one of which may include the U.S. Some of these countries may be considered emerging or developing by the international finance community. The Fund's holdings may range from smaller companies developing new technologies or pursuing scientific breakthroughs to large, blue chip firms with established track records in developing, using or marketing scientific advances.

Pilgrim Baxter uses its own fundamental research, computer models and proprietary measures of growth and business momentum in managing this Fund. The Fund may sell a security for a variety of reasons, such as a deterioration in fundamentals or to invest in a company with more attractive growth prospects.

[GRAPHIC OMITTED] MAIN INVESTMENT RISKS

The Fund is non-diversified, which means it invests a higher percentage of its assets in a more limited number of stocks than a diversified fund. As a result, the price change of a single security has a greater impact on the Fund's net asset value and will cause its shares to fluctuate in value more than it would in a diversified fund.

                                 PBHG GLOBAL TECHNOLOGY & COMMUNICATIONS FUND 59

The Fund is concentrated, which means, compared to a non-concentrated fund, it invests a higher percentage of its assets in the group of industries within the technology and communications sector of the market. As a result, the economic, political and regulatory developments in a particular industry have a greater impact on the Fund's net asset value and will cause its shares to fluctuate more than if the Fund did not concentrate its investments.

The value of your investment in the Fund may go down, which means you could lose money.

The price of the securities in the Fund will fluctuate. These price movements may occur because of changes in the financial markets, the company's individual situation, or industry changes. These risks are greater for foreign equity securities and companies with smaller market capitalizations. Investments in foreign equity securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject. Companies with smaller market capitalizations tend to have more limited product lines, markets and financial resources and may be dependent on a smaller management group than larger, more established companies.

Securities of technology and communications companies are strongly affected by worldwide scientific and technological developments and governmental laws, regulations and policies and, therefore, are generally more volatile than securities of companies not dependent upon or associated with technology and communications issues.

Investments in emerging or developing countries may be subject to extreme volatility because, in general, these countries' economies are more underdeveloped, their political structures are less stable and their financial markets are less liquid than more developed nations.

Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

[GRAPHIC OMITTED] For more information on the Fund's investment  strategies and the associated risks, please refer to the More About the Funds section beginning on page 89.

60 PBHG GLOBAL TECHNOLOGY & COMMUNICATIONS FUND

[GRAPHIC OMITTED] PERFORMANCE INFORMATION

The bar chart below and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The bar chart shows you the Fund's performance for the last calendar year. The performance table compares the Fund's performance over time to that of its benchmarks, the MSCI World Free Index and the Pacific Stock Exchange Technology Index. The MSCI World Free Index is a widely recognized, unmanaged index that measures the performance of both the developed and the emerging equity markets of the world. The Index excludes the performance impact of companies that are restricted with respect to foreign investors. The Pacific Stock Exchange Technology Index is a price-weighted index of the top 100 U.S. technology stocks. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) does not indicate how it will perform in the future.

                           CALENDAR YEAR TOTAL RETURN

[BAR GRAPH OMITTED--PLOT POINTS AS FOLLOWS:]

 2001      -44.52%%

           The Fund's year-to-date return as of 6/30/02 was -37.80%.

                    ----------------------------------------
                    BEST QUARTER        Q4 2001       34.87%
                    WORST QUARTER:      Q3 2001      -37.45%

                                 PBHG GLOBAL TECHNOLOGY & COMMUNICATIONS FUND 61

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/01

The table below provides average annual total return information for the Fund's PBHG Class shares, and includes both before- and after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

============================================================================
                                                                    Since
                                                  Past            Inception
                                                 1 Year          (5/31/2000)
----------------------------------------------------------------------------

  Global Technology &
    Communications Fund --
    PBHG Class
    Before Taxes                                 -44.52%            -43.06%

  Global Technology &
    Communications Fund --
    PBHG Class
    After Taxes on Distributions                 -44.52%            -43.06%

  Global Technology &
    Communications Fund --
    PBHG Class
    After Taxes on Distributions and
    Sale of Fund Shares                          -27.11%*           -33.19%*

  MSCI World Free Index
    (Reflects No Deduction for
    Fees, Expenses or Taxes)                     -16.82%            -15.50%

  PSE Technology Index(R)
    (Reflects No Deduction for
    Fees, Expenses or Taxes)                     -15.42%            -20.67%

* When the return after taxes on distributions and sale of Fund shares is higher than the return after taxes on distributions, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.

62 PBHG GLOBAL TECHNOLOGY & COMMUNICATIONS FUND

[GRAPHIC OMITTED] FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in this Fund.

===============================================================
FEES AND EXPENSES TABLE
                                                     PBHG CLASS
---------------------------------------------------------------
  SHAREHOLDER FEES                                     None
  (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
---------------------------------------------------------------
  ANNUAL FUND OPERATING EXPENSES
  (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
  Management Fees                                      1.50%
  Distribution and/or Service (12b-1) Fees              None
  Other Expenses                                       1.10%
---------------------------------------------------------------
  Total Annual Operating Expenses                      2.60%
  Fee Waiver, Expense Reduction and/or
  Expense Reimbursement                                0.45%
  Net Expenses                                         2.15%*
===============================================================

* THESE ARE THE EXPENSES YOU SHOULD EXPECT TO PAY AS AN INVESTOR IN THIS FUND FOR THE FISCAL YEAR ENDING MARCH 31, 2003. HOWEVER, YOU SHOULD KNOW THAT FOR THE FISCAL YEAR ENDING MARCH 31, 2003, PILGRIM BAXTER HAS CONTRACTUALLY AGREED TO WAIVE THAT PORTION, IF ANY, OF THE ANNUAL MANAGEMENT FEES PAYABLE BY THE FUND AND TO PAY CERTAIN EXPENSES OF THE FUND TO THE EXTENT NECESSARY TO ENSURE THAT THE TOTAL ANNUAL FUND OPERATING EXPENSES (EXCLUSIVE OF CERTAIN EXPENSES SUCH AS BROKERAGE COMMISSIONS AND EXTRAORDINARY EXPENSES) DO NOT EXCEED 2.15%. IN ADDITION, IN CONNECTION WITH OLD MUTUAL PLC'S ACQUISITION OF PILGRIM BAXTER'S PARENT COMPANY, OLD MUTUAL AND PILGRIM BAXTER HAVE AGREED TO MAINTAIN THIS EXPENSE LIMITATION AGREEMENT UNTIL MARCH 31, 2003. YOU SHOULD ALSO KNOW THAT IN ANY FISCAL YEAR IN WHICH THE FUND'S ASSETS ARE GREATER THAN $75 MILLION AND ITS TOTAL ANNUAL FUND OPERATING EXPENSES (EXCLUDING CERTAIN EXPENSES SUCH AS BROKERAGE COMMISSIONS AND EXTRAORDINARY EXPENSES) ARE LESS THAN 2.15%, THE FUND'S BOARD OF TRUSTEES MAY ELECT TO REIMBURSE PILGRIM BAXTER FOR ANY FEES IT WAIVED OR EXPENSES IT REIMBURSED ON THE FUND'S BEHALF DURING THE PREVIOUS TWO FISCAL YEARS. THE BOARD MADE NO REIMBURSEMENT ELECTION DURING THE FISCAL YEAR ENDED MARCH 31, 2002. AT MARCH 31, 2002, THE AMOUNT OF ADVISORY FEE WAIVER AND REIMBURSEMENT OF THIRD PARTY EXPENSES BY THE ADVISER SUBJECT TO POSSIBLE REIMBURSEMENT FOR THE FUND WAS $124,745.

[GRAPHIC OMITTED] EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses reflect net operating expenses for the one-year period and the total operating expenses without expense waivers for years two through ten. The example is hypothetical. Your actual costs may be higher or lower.

===========================================================================
  YOUR COST OVER
                        1 Year        3 Years        5 Years       10 Years
---------------------------------------------------------------------------
  PBHG Class             $218          $766          $1,340         $2,901



                                 PBHG GLOBAL TECHNOLOGY & COMMUNICATIONS FUND 63

PBHG REIT Fund

GRAPHIC OMITTED] GOAL

The Fund seeks to provide investors with a high total return consistent with reasonable risk.

[GRAPHIC OMITTED] MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its total assets in equity securities of companies principally engaged in the real estate industry such as "real estate investment trusts" ("REITs"). The Fund's sub-adviser, Heitman, considers a company "principally engaged" in the real estate industry if it derives at least 50% of its revenues from the ownership, construction, management, financing or sale of commercial, industrial or residential real estate or has at least 50% of its assets in such real estate. A REIT is a separately managed trust that makes investments in various real estate businesses. A REIT is not taxed on income distributed to its shareholders if, among other things, it distributes to its shareholders substantially all of its taxable income for each taxable year. In addition, the Fund is concentrated, which means it will invest 25% or more of its total assets in the securities of companies principally engaged in the real estate industry.

The Fund seeks to invest in equity securities of companies whose share price trades below Heitman's estimate of their intrinsic value. Based upon extensive fundamental research, Heitman prepares valuation models for each company in its universe in order to identify companies that it believes it is undervalued. The valuation model calculates each company's intrinsic value based on private market transactions, traditional statistical measures like multiple to cash flow as well as relative value. The Fund generally contains between 30-40 securities. Heitman expects to invest fully the assets of the Fund, consequently, Heitman generally expects cash reserves to be less than 5% of the total assets of the Fund.

64 PBHG REIT FUND

GRAPHIC OMITTED] MAIN INVESTMENT RISKS

The value of your investment in the Fund may go down, which means you could lose money.

The price of the securities in the Fund will fluctuate. These price movements may occur because of changes in the financial markets, the company's individual situation or industry changes. These risks are greater for companies with small or medium market capitalizations because they tend to have more limited product lines, markets and financial resources and may be dependent on a smaller management group than larger, more established companies.

The Fund is concentrated, which means compared to a non-concentrated fund it invests a higher percentage of its assets in the securities that comprise the real estate industry. As a result, the economic, political and regulatory developments in that industry have a greater impact on the Fund's net asset value and will cause its shares to fluctuate more than if the Fund did not concentrate its investments.

REITs may expose the Fund to similar risks associated with direct investment in real estate. REITs are more dependent upon specialized management skills, have limited diversification and are, therefore, generally dependent on their ability to generate cash flow to make distributions to shareholders.

Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

[GRAPHIC OMITTED] For more information on this Fund's investment  strategies and the associated risks, please refer to the More About the Funds section beginning on page 89.

                                                               PBHG REIT FUND 65

[GRAPHIC OMITTED] PERFORMANCE INFORMATION

Prior to December 14, 2001, the PBHG Class Shares of the Fund were known as the Institutional Class shares of the Heitman Real Estate Portfolio. The Heitman Real Estate Portfolio was a series of UAM Funds Trust. On December 14, 2001, the Fund acquired the assets of the Heitman Real Estate Portfolio. The Heitman Real Estate Portfolio was managed by Heitman, the Fund's sub-adviser. The investment goal, strategies and policies of the Fund are substantially similar to those of its predecessor, the Heitman Real Estate Portfolio.

The bar chart below and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The bar chart shows you how the Fund's performance has varied from year to year. The performance table compares the Fund's performance over time to that of the S&P 500 Index, a widely recognized, unmanaged index that measures the performance of large cap stocks across all major industries, and the Wilshire Real Estate Securities Index, a market capitalization weighted index of publicly traded real estate securities, including REITs, real estate operating companies and partnerships. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) does not indicate how it will perform in the future.

                          ----------------------------
                          CALENDAR YEAR TOTAL RETURNS*

[BAR GRAPH OMITTED--PLOT POINTS AS FOLLOWS:]

1992      17.87%
1993      20.10%
1994       3.00%
1995      10.87%
1996      38.06%
1997      21.12%
1998     -15.12%
1999      -1.16%
2000      24.90%
2001      10.41%

            The Fund's year-to-date return as of 6/30/02 was 12.70%.

                   -----------------------------------------
                   BEST QUARTER:       Q1 1993        22.96%
                   WORST QUARTER:      Q3 1998        -8.99%

66 PBHG REIT FUND

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/01

The table below provides average annual total return information for the Fund's PBHG Class, and includes both before- and after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

===============================================================================
                                                 Past        Past        Past
                                                1 Year     5 Years     10 Years
-------------------------------------------------------------------------------

  REIT FUND* --
    PBHG CLASS
    BEFORE TAXES                                10.41%      6.98%        12.08%

  REIT Fund* --
    PBHG Class
    After Taxes on Distributions                 4.81%      3.70%         8.70%

  REIT Fund* --
    PBHG Class
    After Taxes on Distributions
    and Sale of Fund Shares                      7.83%**    4.43%**       8.57%

  S&P 500 Index
    (Reflects No Deduction for
    Fees, Expenses or Taxes)                   -11.88%     10.70%        12.93%

  Wilshire Real Estate Securities Index
    (Reflects No Deduction for
    Fees, Expenses or Taxes)                    10.33%      6.67%        10.45%

* Data includes performance of the Fund's predecessor, whose inception date was March 13, 1989.

** When the return after taxes on distributions and sale of Fund shares is higher than the return after taxes on distributions, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.

                                                               PBHG REIT FUND 67

[GRAPHIC OMITTED] FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in this Fund.

============================================================
FEES AND EXPENSES TABLE
                                                  PBHG CLASS
------------------------------------------------------------
  SHAREHOLDER FEES
  (FEES PAID DIRECTLY FROM YOUR INVESTMENT)          None
------------------------------------------------------------
  ANNUAL FUND OPERATING EXPENSES
  (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
  Management Fees                                    0.85%*
  Distribution and/or Service (12b-1) Fees           None
  Other Expenses                                     0.62%
------------------------------------------------------------
  Total  Annual  Operating  Expenses                 1.47%**
============================================================


* PILGRIM BAXTER IS ENTITLED TO RECEIVE A MANAGEMENT FEE OF 0.85% UNDER ITS INVESTMENT ADVISORY AGREEMENT WITH THE FUND; HOWEVER, PILGRIM BAXTER HAS CONTRACTUALLY AGREED TO WAIVE A PORTION OF ITS FEE AND RECEIVE A MANAGEMENT FEE OF 0.75% OF THE FIRST $100 MILLION OF THE AVERAGE DAILY NET ASSETS OF THE FUND AND 0.65% OF THE AVERAGE DAILY NET ASSETS IN EXCESS OF $100 MILLION UNTIL SEPTEMBER 25, 2002.

** THESE ARE THE EXPENSES  YOU SHOULD  EXPECT TO PAY AS AN INVESTOR IN THIS FUND
   FOR THE FISCAL YEAR ENDING MARCH 31, 2003. THAT'S BECAUSE PILGRIM BAXTER HAS CONTRACTUALLY AGREED TO WAIVE THAT PORTION, IF ANY, OF THE ANNUAL MANAGEMENT FEES PAYABLE BY THE FUND AND TO PAY CERTAIN EXPENSES OF THE FUND TO THE EXTENT NECESSARY TO ENSURE THAT THE TOTAL ANNUAL OPERATING EXPENSES (EXCLUSIVE OF CERTAIN EXPENSES SUCH AS BROKERAGE COMMISSIONS AND EXTRAORDINARY EXPENSES) DO NOT EXCEED 1.36% UNTIL SEPTEMBER 25, 2002 AND NOT MORE THAN 1.50% UNTIL MARCH 31, 2003. YOU SHOULD ALSO KNOW THAT IN ANY YEAR AFTER SEPTEMBER 25, 2002 IN WHICH THE FUND'S ASSETS ARE GREATER THAN $75 MILLION AND ITS TOTAL ANNUAL OPERATING EXPENSES (EXCLUSIVE OF CERTAIN EXPENSES SUCH AS BROKERAGE COMMISSIONS AND EXTRAORDINARY EXPENSES) ARE LOWER THAN 1.50%, THE FUND'S BOARD OF TRUSTEES MAY ELECT TO REIMBURSE PILGRIM BAXTER FOR ANY FEES IT WAIVED OR EXPENSES IT REIMBURSED ON THE FUND'S BEHALF DURING THE PREVIOUS TWO FISCAL YEARS AFTER SEPTEMBER 25, 2002.

[GRAPHIC OMITTED] EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses remain the same for the time periods shown. The example is hypothetical. Your actual costs may be higher or lower.

===========================================================================
YOUR COST OVER
                        1 Year        3 Years        5 Years       10 Years
---------------------------------------------------------------------------
  PBHG Class             $150          $465           $803          $1,757

68 PBHG REIT FUND

PBHG Strategic Small Company Fund

[GRAPHIC OMITTED] GOAL

The Fund seeks to provide investors with growth of capital.

[GRAPHIC OMITTED] MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its assets in growth and value securities, such as common stocks, of small sized companies. These companies generally have market capitalizations similar to the market capitalizations of the companies in the Russell 2000(R) Index at the time of the Fund's investment. As of June 30, 2002, the Russell 2000(R) Index had market capitalizations between $16 million and $1.8 billion. The growth securities in the Fund are primarily common stocks that Pilgrim Baxter believes have strong business momentum, earnings growth and capital appreciation potential. The value securities in the Fund are primarily common stocks that Pilgrim Baxter believes are currently underpriced using certain financial measurements, such as their price-to-earnings ratios. Pilgrim Baxter strategically adjusts the mix of growth and value securities in the Fund, depending upon economic and market conditions. As a result, at times the Fund may be more heavily invested in growth securities and at other times the Fund may be more heavily invested in value securities. Pilgrim Baxter expects to focus primarily on those securities whose market capitalizations or annual revenues are $750 million or less at the time of purchase. The size of companies in the Russell 2000(R) Index and those which Pilgrim Baxter intends to focus the Fund's investments will change with market conditions and the composition of the index. Pilgrim Baxter uses its own fundamental research, computer models and proprietary measures of growth and value in managing this Fund.

[GRAPHIC OMITTED] MAIN INVESTMENT RISKS

The value of your investment in the Fund may go down, which means you could lose money.

The price of the securities in the Fund will fluctuate. These price movements may occur because of changes in the financial markets, a company's individual situation, or industry changes. These risks are greater for companies with smaller market capitalizations because they tend to have more limited product lines, markets and financial resources and may be dependent on a smaller management group than larger, more established companies.

The Fund emphasizes growth and value securities of smaller sized companies, so it is likely to be more volatile than the stock market in general, as measured by the S&P 500 Index. In addition, the growth and value securities in the Fund may never reach what Pilgrim Baxter believes are their full potential worth and may go down in price.

                                            PBHG STRATEGIC SMALL COMPANY FUND 69

Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

[GRAPHIC OMITTED] For more information on this Fund's investment  strategies and the associated risks, please refer to the More About the Funds section beginning on page 89.

[GRAPHIC OMITTED] PERFORMANCE INFORMATION

The bar chart below and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The bar chart shows you how the Fund's performance has varied from year to year. The performance table compares the Fund's performance over time to that of the Russell 2000(R) Index, a widely recognized, unmanaged index that tracks the performance of 2000 small cap stocks. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) does not indicate how it will perform in the future.

                          CALENDAR YEAR TOTAL RETURNS

[BAR GRAPH OMITTED--PLOT POINTS AS FOLLOWS:]

1997        25.67%
1998         2.13%
1999        51.79%
2000        11.89%
2001        -9.97%

           The Fund's year-to-date return as of 6/30/02 was -17.57%.

                    ---------------------------------------
                    BEST QUARTER:      Q4 1999       36.16%
                    WORST QUARTER:     Q3 1998      -23.48%

70 PBHG STRATEGIC SMALL COMPANY FUND

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/01

The table below provides average annual total return information for the Fund's PBHG Class, and includes both before- and after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
                                                                     Since
                                                 Past     Past     Inception
                                                1 Year  5 Years   (12/31/96)
----------------------------------------------------------------------------
  Strategic Small Company Fund --
    PBHG Class
    Before Taxes                                -9.97%   14.44%       14.44%

  Strategic Small Company Fund --
    PBHG Class
    After Taxes on Distributions                -9.97%   11.91%       11.91%

  Strategic Small Company Fund --
    PBHG Class
    After Taxes on Distributions
    and Sale of Fund Shares                     -6.07%*  10.96%       10.96%

  Russell 2000(R) Index
    (Reflects No Deduction for
    Fees,  Expenses or Taxes)                    2.49%    7.52%        7.52%

* When the return after taxes on distributions and sale of Fund shares is higher than the return after taxes on distributions, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.

                                            PBHG STRATEGIC SMALL COMPANY FUND 71

[GRAPHIC OMITTED] FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in this Fund.

=============================================================
FEES AND EXPENSES TABLE
                                                   PBHG CLASS
-------------------------------------------------------------
  SHAREHOLDER FEES                                   None
  (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
-------------------------------------------------------------
  ANNUAL FUND OPERATING EXPENSES
  (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
  Management Fees                                    1.00%
  Distribution and/or Service (12b-1) Fees           None
  Other Expenses                                     0.50%
-------------------------------------------------------------
  Total  Annual  Operating  Expenses                 1.50%*
=============================================================

* THIS IS THE ACTUAL TOTAL FUND OPERATING EXPENSE YOU SHOULD EXPECT TO PAY AS AN INVESTOR IN THIS FUND FOR THE FISCAL YEAR ENDING MARCH 31, 2003. HOWEVER, YOU SHOULD KNOW THAT FOR THE FISCAL YEAR ENDING MARCH 31, 2003, PILGRIM BAXTER HAS CONTRACTUALLY AGREED TO WAIVE THAT PORTION, IF ANY, OF THE ANNUAL MANAGEMENT FEES PAYABLE BY THE FUND AND TO PAY CERTAIN EXPENSES OF THE FUND TO THE EXTENT NECESSARY TO ENSURE THAT THE TOTAL ANNUAL FUND OPERATING EXPENSES (EXCLUSIVE OF CERTAIN EXPENSES SUCH AS BROKERAGE COMMISSIONS AND EXTRAORDINARY EXPENSES) DO NOT EXCEED 1.50%. IN ADDITION, IN CONNECTION WITH OLD MUTUAL PLC'S ACQUISITION OF PILGRIM BAXTER'S PARENT COMPANY, OLD MUTUAL AND PILGRIM BAXTER HAVE AGREED TO MAINTAIN THIS EXPENSE LIMITATION AGREEMENT UNTIL MARCH 31, 2003. YOU SHOULD KNOW THAT IN ANY FISCAL YEAR IN WHICH THE FUND'S ASSETS ARE GREATER THAN $75 MILLION AND ITS TOTAL ANNUAL FUND OPERATING EXPENSES (EXCLUDING CERTAIN EXPENSES SUCH AS BROKERAGE COMMISSIONS AND EXTRAORDINARY EXPENSES) ARE LESS THAN 1.50%, THE FUND'S BOARD OF TRUSTEES MAY ELECT TO REIMBURSE PILGRIM BAXTER FOR ANY FEES IT WAIVED OR EXPENSES IT REIMBURSED ON THE FUND'S BEHALF DURING THE PREVIOUS TWO FISCAL YEARS. IN THE FISCAL YEAR ENDED MARCH 31, 2002, THE BOARD ELECTED TO REIMBURSE $20,944 IN WAIVED FEES, WHICH ARE INCLUDED IN THE CALCULATION OF "OTHER EXPENSES" ABOVE. AT THE TIME OF THE ELECTION, THE FUND HAD TOTAL ASSETS IN EXCESS OF $94 MILLION. IN ADDITION, THROUGH AN ARRANGEMENT WITH THE FUND'S TRANSFER AGENT, CREDITS REALIZED AS A RESULT OF UNINVESTED CASH BALANCES ARE USED TO REDUCE TRANSFER AGENT EXPENSES. INCLUDING THESE REDUCTIONS, THE TOTAL FUND ANNUAL OPERATING EXPENSES WOULD HAVE BEEN 1.49%.

[GRAPHIC OMITTED] EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses remain the same for the time periods shown. The example is hypothetical. Your actual costs may be higher or lower.

===========================================================================
YOUR COST OVER
                        1 Year        3 Years        5 Years       10 Years
---------------------------------------------------------------------------
  PBHG Class             $153          $474           $818          $1,791


72 PBHG STRATEGIC SMALL COMPANY FUND

PBHG Technology & Communications Fund


[GRAPHIC OMITTED] GOAL

The Fund seeks to provide investors with long-term growth of capital. Current income is incidental to the Fund's goal.

[GRAPHIC OMITTED] MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund, a non-diversified fund, will invest at least 80% of its assets in common stocks of companies doing business in the technology and communications sector of the market. In addition, the Fund is concentrated, which means it will invest 25% or more of its total assets in the group of industries within that sector. These industries may include computer software and hardware, network and cable broadcasting, semiconductors, defense, data storage and retrieval, and biotechnology.

The Fund invests in companies that may be responsible for breakthrough products or technologies or may be positioned to take advantage of cutting-edge developments. The Fund's holdings may range from smaller companies developing new technologies or pursuing scientific breakthroughs to large, blue chip firms with established track records in developing, using or marketing scientific advances.

Pilgrim Baxter uses its own fundamental research, computer models and proprietary measures of growth and business momentum in managing this Fund. The Fund may sell a security for a variety of reasons, such as a deterioration in fundamentals or to invest in a company with more attractive growth prospects.

[GRAPHIC OMITTED] MAIN INVESTMENT RISKS

The Fund is non-diversified, which means it invests a higher percentage of its assets in a more limited number of stocks than a diversified fund. As a result, the price change of a single security has a greater impact on the Fund's net asset value and will cause its shares to fluctuate in value more than it would in a diversified fund.

The Fund is concentrated, which means, compared to a non-concentrated fund, it invests a higher percentage of its assets in the group of industries within the technology and communications sector of the market. As a result, the economic, political and regulatory developments in a particular industry have a greater impact on the Fund's net asset value and will cause its shares to fluctuate more than if the Fund did not concentrate its investments.

The value of your investment in the Fund may go down, which means you could lose money.

                                        PBHG TECHNOLOGY & COMMUNICATIONS FUND 73

The price of the securities in the Fund will fluctuate. These price movements may occur because of changes in the financial markets, the company's individual situation, or industry changes. These risks aregreater for companies with smaller market capitalizations because they tend to have more limited product lines, markets and financial resources and may be dependent on a smaller management group than larger, more established companies.

Securities of technology and communications companies are strongly affected by worldwide scientific and technological developments and governmental laws, regulations and policies and, therefore, are generally more volatile than securities of companies not dependent upon or associated with technology and communications issues.

Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

[GRAPHIC OMITTED] For more information on this Fund's investment  strategies and the associated risks, please refer to the More About the Funds section beginning on page 89.

74 PBHG TECHNOLOGY & COMMUNICATIONS FUND

[GRAPHIC OMITTED] PERFORMANCE INFORMATION

The bar chart below and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The bar chart shows you how the Fund's performance has varied from year to year. The performance table compares the Fund's performance over time to that of the Pacific Stock Exchange Technology Index(R). The Pacific Stock Exchange Technology Index(R), the Fund's current benchmark index, is a price-weighted index of the top 100 U.S. technology stocks. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) does not indicate how it will perform in the future.

                          CALENDAR YEAR TOTAL RETURNS

[BAR GRAPH OMITTED--PLOT POINTS AS FOLLOWS:]

1996         54.42%
1997          3.32%
1998         26.00%
1999        243.89%
2000        -43.69%
2001        -52.38%

           The Fund's year-to-date return as of 6/30/02 was -43.01%.

                  -------------------------------------------
                  BEST QUARTER:        Q4 1999        111.54%
                  WORST QUARTER:       Q4 2000        -50.95%

                                        PBHG TECHNOLOGY & COMMUNICATIONS FUND 75

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/01

The table below provides average annual total return information for the Fund's PBHG Class shares, and includes both before- and after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

==============================================================================
                                                                       Since
                                              Past         Past      Inception
                                             1 Year      5 Years     (9/29/95)
------------------------------------------------------------------------------

  Technology & Communications Fund --
    PBHG Class
    Before Taxes                               -52.38%      3.72%     13.03%

  Technology & Communications Fund --
    PBHG Class
    After Taxes on Distributions               -52.38%      1.85%     11.26%

  Technology & Communications Fund --
    PBHG Class
    After Taxes on Distributions and
    Sale of Fund Shares                        -31.90%**    3.06%**   10.95%

  PSE Technology Index(R)*
    (Reflects No Deduction for
    Fees, Expenses or Taxes)                   -15.42%     23.49%     21.82%

* The since inception returns for the PSE Technology Index(R) was calculated as of September 30, 1995.

** When the return after taxes on distributions and sale of Fund shares is higher than the return after taxes on distributions, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.

Prior to November 2, 1999, the Fund was diversified and did not concentrate its investments. Therefore, the Fund's performance prior to November 2, 1999 may not be indicative of how it will perform in the future.

76 PBHG TECHNOLOGY & COMMUNICATIONS FUND

[GRAPHIC OMITTED] FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in this Fund.

============================================================
FEES AND EXPENSES TABLE
                                                  PBHG CLASS
------------------------------------------------------------
  SHAREHOLDER FEES
  (FEES PAID DIRECTLY FROM YOUR INVESTMENT)          None
------------------------------------------------------------
  ANNUAL FUND OPERATING EXPENSES
  (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
  Management Fees                                    0.85%
  Distribution and/or Service (12b-1) Fees           None
  Other Expenses                                     0.54%
------------------------------------------------------------
  Total Annual Operating Expenses                    1.39%*
============================================================

* THROUGH AN ARRANGEMENT WITH THE FUND'S TRANSFER AGENT, CREDITS REALIZED AS A RESULT OF UNINVESTED CASH BALANCES ARE USED TO REDUCE TRANSFER AGENT EXPENSES. INCLUDING THESE REDUCTIONS, THE TOTAL FUND ANNUAL OPERATING EXPENSES WOULD HAVE BEEN 1.38%.

[GRAPHIC OMITTED] EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses remain the same for the time periods shown. The example is hypothetical. Your actual costs may be higher or lower.

===========================================================================
YOUR COST OVER
                        1 Year        3 Years        5 Years       10 Years
---------------------------------------------------------------------------
  PBHG Class             $142          $440           $761          $1,669


                                        PBHG TECHNOLOGY & COMMUNICATIONS FUND 77

PBHG IRA Capital Preservation Fund

[GRAPHIC OMITTED] GOAL

The Fund seeks to provide investors with a level of current income higher than that of money market funds, while attempting to preserve principal and maintain a stable net asset value per share (NAV).

[GRAPHIC OMITTED] MAIN INVESTMENT STRATEGIES

The Fund is designed to produce current income, while seeking to maintain an NAV that is considerably more stable than a typical high-quality fixed-income fund. Like other high-quality fixed-income funds, the Fund invests primarily in debt securities that a nationally recognized statistical rating agency (rating agency), such as Moody's Investors Service or Standard & Poor's Rating Group, has rated in its top rating category at the time of purchase. The Fund may also invest in:

      o Liquid short-term investments, such as money market instruments, that a rating agency has rated in one of its top two short-term rating categories at the time of purchase; and

      o Commingled pools of debt securities having similar characteristics to the Fund, or other debt securities.

Unlike other funds, the Fund seeks to stabilize its NAV by purchasing wrapper agreements from financial institutions, such as insurance companies and banks (wrap providers) that a rating agency has rated in one of its top two rating categories at the time of purchase. The Fund expects to purchase enough wrapper agreements to cover all of its debt securities, but not its cash, cash equivalents or other liquid short-term investments. A wrapper agreement is a mechanism offered by banks and insurance companies that assists the Fund in seeking to protect principal. Wrapper agreements obligate wrap providers or the Fund to make payments to each other to offset changes in the market value of certain of the Fund's assets. These payments are designed to enable the Fund to pay redeeming shareholders an amount equal to the purchase price of the Fund's assets plus accrued income. For example, if a shareholder redemption requires the Fund to sell a security for less than its purchase price plus accrued income, the wrapper agreement would cause the wrap provider to pay the Fund the difference, and vice versa.

78 PBHG IRA CAPITAL PRESERVATION FUND

[GRAPHIC OMITTED] MAIN INVESTMENT RISKS

While the Fund attempts to provide a stable NAV through the use of wrapper agreements, the value of your investment in the Fund may go down, which means you could lose money.

The Fund cannot guarantee that the combination of securities and wrapper agreements will provide a constant NAV or current income. By purchasing wrapper agreements, the Fund also trades some of the potential for capital appreciation and the ability to maximize its yield for protection from a decline in the value of its holdings caused by changes in interest rates.

The Fund may have to maintain a specified percentage of its total assets in short-term investments to cover redemptions and Fund expenses. This may result in a lower return for the Fund than if it had invested in longer-term debt securities.

The Fund is not a money market fund and it presents risks not present in money market funds. The net asset value of the Fund is not fixed at $1.00 per share like a money market fund, although the wrapper agreements that the Fund purchases are likely to cause the net asset value of the Fund to be considerably more stable than a typical high-quality fixed-income fund. A money market fund will generally have a shorter average maturity than the Fund and its yield will tend to more closely track the direction of current market rates than the yield of the Fund.

If the Fund's attempts to stabilize its NAV through the use of wrapper agreements fail, the value of its investments could fall because of changes in interest rates. Rising interest rates tend to cause the prices of debt securities (especially those with longer maturities), and the Fund's share price, to fall. Rising interest rates may also cause investors to pay off mortgage-backed and asset-backed securities later than anticipated, forcing the Fund to keep its money invested at lower rates. Falling interest rates, however, generally cause investors to pay off mortgage-backed and asset-backed securities earlier than expected, forcing the Fund to reinvest the money at a lower interest rate.

Because there is no active trading market for wrapper agreements, the Fund's investments in wrapper agreements are considered illiquid. In an effort to minimize this risk, the Fund limits its investments in illiquid securities, including wrapper agreements, to 15% of net assets.

                                           PBHG IRA CAPITAL PRESERVATION FUND 79

Wrap providers do not typically assume the credit risk associated with the issuer of any covered assets. Therefore, if an issuer of a security defaults on payments of principal or interest or has its credit rating downgraded, the Fund may have to sell covered assets quickly and at prices that may not fully reflect their current carrying value. Downgrades below investment grade and defaults by the issuer of covered assets usually will cause the wrap provider to remove such assets from the coverage of a wrapper agreement. As a result, NAV could decline.

Similarly, a downgrade in the credit rating of a wrapper provider may require the Fund to replace the wrapper provider, although there is no guarantee that a replacement will be available. Such a downgrade may cause a decline in NAV, including a decline resulting from the application of the Fund's fair value procedures.

The Fund may buy and sell investments relatively often. Such a strategy often involves higher expenses, including brokerage commissions. The sale of Fund securities may generate capital gains which, when distributed, may be taxable to you.

Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

[GRAPHIC OMITTED] For more information on this Fund's investment  strategies and the associated risks, please refer to the More About the Funds section beginning on page 89.


80 PBHG IRA CAPITAL PRESERVATION FUND

[GRAPHIC OMITTED] PERFORMANCE INFORMATION

Prior to January 11, 2002, the PBHG Class Shares of the Fund were known as the Institutional Class shares of the IRA Capital Preservation Portfolio, a series of UAM Funds Trust. On January 11, 2002, the Fund acquired the assets of the IRA Capital Preservation Portfolio. The IRA Capital Preservation Portfolio was managed by Dwight Asset Management Company, the Fund's sub-adviser. The investment goal, strategies and policies of the Fund are substantially similar to those of its predecessor, the IRA Capital Preservation Portfolio.

The bar chart below and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The bar chart shows you how the Fund's performance has varied from year to year. The performance table compares the Fund's performance over time to that of the Ryan 5-Year GIC Master Index, an unmanaged index of GIC contracts held for five years with an arithmetic mean of market rates of $1 million. The Ryan Index is representative of the returns' stability provided by the Fund's wrapper agreements. Performance is also shown for the Lipper Money Market Funds Average which represents the average performance of all mutual funds classified by Lipper, Inc. in the money market category. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance does not indicate how it will perform in the future.


                          ----------------------------
                          CALENDAR YEAR TOTAL RETURNS*

[BAR GRAPH OMITTED--PLOT POINTS AS FOLLOWS:]

2000          6.78%
2001          6.05%


            The Fund's year-to-date return as of 6/30/02 was 2.30%.

                   -----------------------------------------
                   BEST QUARTER:       Q3 2000         1.74%
                   WORST QUARTER:      Q4 2001         1.29%


                                           PBHG IRA CAPITAL PRESERVATION FUND 81

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/01

============================================================================
                                                                     Since
                                                 Past 1            Inception
                                                  Year             (8/31/99)
----------------------------------------------------------------------------

  IRA Capital Preservation Fund* --
    PBHG Class                                    6.05%              6.48%

  Ryan 5-Year GIC Master Index
    (Reflects No Deduction for
    Fees, Expenses or Taxes)                      6.61%              6.58%

  Lipper Money Market Funds Average
    (Reflects No Deduction for
    Fees, Expenses or Taxes)                      3.44%              4.62%

* Data includes performance of the Fund's predecessor, whose inception date was August 31, 1999.

82 PBHG IRA CAPITAL PRESERVATION FUND

[GRAPHIC OMITTED] FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in the Fund.

The Fund may charge a redemption/exchange fee that would be paid directly from your investment. Shareholders pay this redemption/exchange fee when they redeem or exchange shares held for less than twelve months. For more information, see "Redemption/Exchange Fee for IRA Capital Preservation Fund" in the section on "Selling Shares."

===============================================================
FEES AND EXPENSES TABLE
                                                     PBHG CLASS
---------------------------------------------------------------
  SHAREHOLDER FEES
  (FEES PAID DIRECTLY FROM YOUR INVESTMENT)            None
---------------------------------------------------------------
  REDEMPTION/EXCHANGE FEE
  (AS A PERCENTAGE OF AMOUNT REDEEMED OR EXCHANGED)    2.00%
---------------------------------------------------------------
  ANNUAL FUND OPERATING EXPENSES
  (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
  Management Fees                                      0.60%*
  Distribution and/or Service (12b-1) Fees              None
  Other Expenses                                       0.72%
---------------------------------------------------------------
  Total Annual Operating Expenses                      1.32%
  Fee Waiver and/or Expense Reimbursement              0.07%
  Net Expenses                                         1.25%**
===============================================================

* PILGRIM BAXTER IS ENTITLED TO RECEIVE A MANAGEMENT FEE OF 0.60% UNDER ITS INVESTMENT ADVISORY AGREEMENT WITH THE FUND, HOWEVER, PILGRIM BAXTER HAS CONTRACTUALLY AGREED TO WAIVE A PORTION OF ITS FEE AND RECEIVE A MANAGEMENT FEE OF 0.50% FROM THE FUND UNTIL SEPTEMBER 25, 2002.

** THESE ARE THE EXPENSES  YOU SHOULD  EXPECT TO PAY AS AN INVESTOR IN THIS FUND
   UNTIL SEPTEMBER 25, 2002. YOU SHOULD KNOW THAT PILGRIM BAXTER HAS CONTRACTUALLY AGREED TO WAIVE THAT PORTION, IF ANY, OF THE ANNUAL MANAGEMENT FEES PAYABLE BY THE FUND AND TO PAY CERTAIN EXPENSES OF THE FUND TO THE EXTENT NECESSARY TO ENSURE THAT THE TOTAL ANNUAL OPERATING EXPENSES (EXCLUSIVE OF CERTAIN EXPENSES SUCH AS BROKERAGE COMMISSIONS AND EXTRAORDINARY EXPENSES) DO NOT EXCEED 1.00% UNTIL SEPTEMBER 25, 2002 AND NOT MORE THAN 1.25% UNTIL MARCH 31, 2003. YOU SHOULD ALSO KNOW THAT IN ANY YEAR AFTER SEPTEMBER 25, 2002 IN WHICH THE FUND'S ASSETS ARE GREATER THAN $75 MILLION AND ITS TOTAL ANNUAL OPERATING EXPENSES (EXCLUSIVE OF CERTAIN EXPENSES SUCH AS BROKERAGE COMMISSIONS AND EXTRAORDINARY EXPENSES) ARE LOWER THAN 1.25%, THE FUND'S BOARD OF TRUSTEES MAY ELECT TO REIMBURSE PILGRIM BAXTER FOR ANY FEES IT WAIVED OR EXPENSES IT REIMBURSED ON THE FUND'S BEHALF DURING THE PREVIOUS TWO FISCAL YEARS AFTER SEPTEMBER 25, 2002.


                                           PBHG IRA CAPITAL PRESERVATION FUND 83

[GRAPHIC OMITTED] EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses reflect net operating expenses for the one-year period and total operating expenses without expense waivers for years two through ten. The example is hypothetical. Your actual costs may be higher or lower.


===========================================================================
  YOUR COST OVER

                        1 Year        3 Years        5 Years       10 Years
---------------------------------------------------------------------------
  PBHG Class             $127          $411           $717          $1,584


84 PBHG IRA CAPITAL PRESERVATION FUND

PBHG Cash Reserves Fund

[GRAPHIC OMITTED] GOAL

The Fund seeks to provide investors with current income while preserving principal and maintaining liquidity.

[GRAPHIC OMITTED] MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests exclusively in short-term U.S. dollar-denominated debt obligations of U.S. or foreign issuers. These obligations must be rated in one of the two highest rating categories by any two nationally recognized rating organizations or unrated securities that Pilgrim Baxter or Wellington Management, the Fund's sub-adviser, determines are of comparable quality. The Fund's holdings are primarily U.S. money market instruments, such as CDs, commercial paper and corporate obligations, that Pilgrim Baxter and Wellington Management believe offer the most attractive income potential without undue risk. The Fund may sell a security for a variety of reasons, such as to respond to a change in an issuer's financial condition.

[GRAPHIC OMITTED] MAIN INVESTMENT RISKS

Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

The price of the money market instruments in the Fund will fluctuate. These price movements may occur because of, among other things, changes in the financial markets or the issuer's individual financial situation. These risks are greater for foreign money market instruments. Investments in foreign money market instruments involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject.

Although the Fund strives to maintain a consistent share price and to achieve its goal, it cannot guarantee that the constant share price or goal will be achieved.

[GRAPHIC OMITTED] For more information on this Fund's investment  strategies and the associated risks, please refer to the More About the Funds section beginning on page 89.


                                                      PBHG CASH RESERVES FUND 85

[GRAPHIC OMITTED] PERFORMANCE INFORMATION

The bar chart below and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The bar chart shows you how the Fund's performance has varied from year to year. The performance table compares the Fund's performance over time to that of the Lipper Money Market Funds Average, a widely recognized composite of money market funds that invest in the highest credit quality short-term money market instruments. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) does not indicate how it will perform in the future.

                         ------------------------------
                          CALENDAR YEAR TOTAL RETURNS

[BAR GRAPH OMITTED--PLOT POINTS AS FOLLOWS:]

1996             4.91%
1997             5.08%
1998             5.00%
1999             4.60%
2000             5.96%
2001             3.58%

            The Fund's year-to-date return as of 6/30/02 was 0.59%.

                      -----------------------------------
                          BEST QUARTER:  Q3 2000 1.55%
                          WORST QUARTER: Q4 2001 0.44%

86 PBHG CASH RESERVES FUND

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/01


-----------------------------------------------------------------------------
                                                                       Since
                                              Past         Past     Inception
                                             1 Year      5 Years     (4/4/95)
-----------------------------------------------------------------------------
  Cash Reserves Fund --
    PBHG Class
    Before Taxes                              3.58%       4.84%        4.91%

  Lipper Money Market Funds Average*
    (Reflects No Deduction for
    Fees,  Expenses or Taxes)                 3.44%       4.71%        4.83%

* The since inception return for the Lipper Money Market Funds Average was calculated from March 31, 1995.

TO OBTAIN INFORMATION ABOUT THE FUND'S CURRENT YIELD, CALL 1-800-433-0051.


                                                      PBHG CASH RESERVES FUND 87

[GRAPHIC OMITTED] FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in the Fund.

============================================================
  FEES AND EXPENSES TABLE
                                                  PBHG CLASS
------------------------------------------------------------
  SHAREHOLDER FEES
  (FEES PAID DIRECTLY FROM YOUR INVESTMENT)          None
------------------------------------------------------------
  ANNUAL FUND OPERATING EXPENSES
  (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
  Management Fees                                    0.30%
  Distribution and/or Service (12b-1) Fees           None
  Other Expenses                                     0.29%
------------------------------------------------------------
  Total Annual Operating Expenses                    0.59%*
============================================================

* THROUGH AN ARRANGEMENT WITH THE FUND'S TRANSFER AGENT, CREDITS REALIZED AS A RESULT OF UNINVESTED CASH BALANCES ARE USED TO REDUCE TRANSFER AGENT EXPENSES. INCLUDING THESE REDUCTIONS, THE TOTAL FUND ANNUAL OPERATING EXPENSES WOULD HAVE BEEN 0.58%.

[GRAPHIC OMITTED] EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses remain the same for the time periods shown. The example is hypothetical. Your actual costs may be higher or lower.


===========================================================================
  YOUR COST OVER
                        1 Year        3 Years        5 Years       10 Years
---------------------------------------------------------------------------
  PBHG Class             $60           $189           $329           $738


88 PBHG CASH RESERVES FUND

                                                            MORE ABOUT THE FUNDS

The following discussion and table describes the main investment strategies discussed in the Fund Summaries section of this Prospectus in greater detail. From time to time, the Funds employ other investment practices, which are also described in the table and in the Statement of Additional Information. The back cover of this Prospectus explains how you can get a copy of the Statement of Additional Information.

OUR INVESTMENT STRATEGIES

Core Growth, Emerging Growth, Growth, Large Cap 20, Large Cap Growth, Limited, New Opportunities, Select Equity, Global Technology & Communications, Strategic Small Company and Technology & Communications Funds
--------------------------------------------------------------------------------
Pilgrim Baxter believes that discipline and consistency are important to long-term investment success. This belief is reflected in its investment process. Pilgrim Baxter uses a quantitative and fundamental investment process that is extremely focused on business momentum, as demonstrated by such things as earnings or revenue and sales growth.

Pilgrim Baxter begins its investment process by creating a universe of rapidly growing companies that possess certain growth characteristics. That universe is continually updated. Pilgrim Baxter then ranks each company in its universe using proprietary software and research models that incorporate attributes of successful growth like positive earnings surprises, upward earnings estimate revisions, and accelerating sales and earnings growth. Finally, using its own fundamental research and a bottom-up approach to investing, Pilgrim Baxter evaluates each company's business momentum, earnings quality and whether the company can sustain its current growth trend. Pilgrim Baxter believes that through this highly disciplined investment process, it is able to construct a portfolio of investments with strong growth characteristics.

Pilgrim Baxter's decision to sell a security depends on many factors. Generally speaking, however, Pilgrim Baxter considers selling a security when its anticipated appreciation is no longer probable, alternative investments offer more superior appreciation prospects, the risk of a decline in its market price is too great or a deterioration in business fundamentals occurs or is expected to occur.

Focused Value, Large Cap Value, Mid-Cap Value, Small Cap Value and Strategic Small Company Funds
--------------------------------------------------------------------------------
Pilgrim Baxter's value investment process is both quantitative and fundamental. In seeking to identify attractive investment opportunities for the Focused Value, Large Cap Value, Mid-Cap Value and Small Cap Value Funds and the value portion of the Strategic Small Company Fund, Pilgrim Baxter first creates a universe of more than 8,000 companies whose current share price seems lower than their current or future worth. Then, using its own computer models and measures of value, Pilgrim Baxter creates a sub-universe of statistically attractive value companies. Pilgrim Baxter considers factors like a company's earnings power vs. its current stock price, its dividend income potential, its price-to-earnings ratio vs. similar companies, its competitive advantages, like brand or trade name or market niche, its management team and its current and future business prospects. Lastly, using its own fundamental research and a bottom-up approach to investing, Pilgrim Baxter identifies those companies which are currently out of market favor but have the potential to achieve significant appreciation as the marketplace recognizes their fundamental value.

Pilgrim Baxter's decision to sell a security depends on many factors. Generally speaking, however, Pilgrim Baxter considers selling a security when it becomes overvalued relative to the market, shows deteriorating fundamentals or falls short of Pilgrim Baxter's expectations.

Cash Reserves Fund
--------------------------------------------------------------------------------
In managing the PBHG Cash Reserves Fund, Wellington Management uses macro-economic and fundamental company analysis to seek securities with an acceptable maturity, that are marketable and liquid, offer competitive yields and are issued by issuers that are on a sound financial footing. Wellington Management also considers factors such as the anticipated level of interest rates and the maturity of individual securities relative to the maturity of the Fund as a whole. The purchase of single rated or unrated securities by Wellington Management is subject to the approval or ratification by the Fund's Board of Trustees.

Clipper Focus Fund
--------------------------------------------------------------------------------
PFR invests like a long-term business partner would invest -- it values a company's assets, projects long-term free cash flows and seeks shareholder-oriented management. PFR's investment process is very research intensive and includes meeting with company management, competitors and customers. Some of the major factors that PFR considers when appraising an investment include balance sheet strength and the ability to generate earnings and free cash flow. PFR's analysis gives little weight to current dividend income.

Disciplined Equity Fund
--------------------------------------------------------------------------------
Analytic begins the stock selection process by ranking stocks according to their one-month expected return. Analytic then uses a process called "portfolio optimization" to select securities that it believes will:

o  Maximize expected returns for the Fund;

o  Minimize expected volatility relative to its benchmark; and

o Diversify the assets of the Fund among industries, sectors, and individual securities.

Analytic monitors the stocks held by the Fund on a real-time basis for developments in terms of news events (such as lawsuits or takeover bids) and significant changes in fundamental factors. Analytic sells a security when it believes the incremental return from the sale exceeds the associated transaction costs.

IRA Capital Preservation Fund
--------------------------------------------------------------------------------
While not fixed at a $1.00 per share like a money market fund, the wrapper agreements are likely to cause the net asset value of the Fund to be considerably more stable than a typical high-quality fixed-income fund. A money market fund will generally have a shorter average maturity than the Fund and its yield will tend to more closely track the direction of current market rates than the yield of the Fund. Over the long-term, however, Dwight believes the Fund's mix of investments and longer average duration will offset those differences by producing higher returns than a money-market fund.

REIT Fund
--------------------------------------------------------------------------------
Heitman analyzes and selects investments that it believes will provide a relatively high and stable yield and are good prospects for future growth in dividends. Most of these companies specialize in a particular geographic region or specialize in one or two product types, such as office buildings, shopping centers, industrial complexes, and hotels.

All Funds
--------------------------------------------------------------------------------
Each Fund may invest 100% of its total assets in cash or U.S. dollar-denominated high quality short-term debt instruments, such as U.S. Government securities, for temporary defensive purposes to maintain liquidity when economic or market conditions are unfavorable for profitable investing. These types of investments typically have a lower yield than other longer-term investments and lack the capital appreciation potential of securities, like common stocks. In addition, while these investments are generally designed to limit a Fund's losses, they can prevent a Fund from achieving its investment goal.

Each Fund is actively managed, which means the Fund's manager may frequently buy and sell securities. Frequent trading increases a Fund's turnover rate and may increase transaction costs, such as brokerage commissions. Increased transaction costs could detract from a Fund's performance. In addition, the sale of Fund securities may generate capital gains which, when distributed, may be taxable to you.

RISKS AND RETURNS
--------------------------------------------------------------------------------
EQUITY SECURITIES
Shares representing ownership or the right to ownership in a corporation. Each Fund (except the Cash Reserves Fund) may invest in the following types of securities: common and preferred stocks, convertible securities, warrants and rights.

POTENTIAL RISKS
--------------------------------------------------------------------------------
Equity security prices fluctuate over time. Security prices may fall as a result of factors that relate to the company, such as management decisions or lower demand for the company's products or services.

Equity security prices may fall because of factors affecting companies in a number of industries, such as increased production costs.

Equity security prices may fall because of changes in the financial markets, such as interest rates or currency exchange rate changes.

POTENTIAL RETURNS
--------------------------------------------------------------------------------
Equity securities have generally outperformed more stable investments (such as bonds and cash equivalents) over the long term.

POLICIES TO BALANCE RISK AND RETURN
--------------------------------------------------------------------------------
Pilgrim Baxter, PFR, Analytic and Heitman focus their active management on securities selection, the area they believe their respective investment methodologies can most enhance a Fund's performance.

Pilgrim Baxter, PFR and Heitman maintain a long-term investment approach and focus on securities they believe can appreciate over an extended time frame, regardless of interim fluctuations. Analytic continuously monitors equity securities held by the Fund for developments that effect fundamental factors and sells an equity security when it believes the incremental return from the sale exceeds the associated transaction costs.

Under normal circumstances, each Fund (except the Cash Reserves Fund and the IRA Capital Preservation Fund) intends to remain fully invested, with at least 65% (or in some cases, 80%) of its assets in securities.

--------------------------------------------------------------------------------
GROWTH SECURITIES
Equity securities that Pilgrim Baxter believes have or are expected to have strong sales and earnings growth and capital appreciation potential and will grow faster than the economy as a whole.

POTENTIAL RISKS
--------------------------------------------------------------------------------
See Equity Securities.

Growth securities may be more sensitive to changes in business momentum and earnings than other securities because they typically trade at higher earnings multiples.

The growth securities in a Fund may never reach what Pilgrim Baxter believes are their full value and may even go down in price.

POTENTIAL RETURNS
--------------------------------------------------------------------------------
See Equity Securities.

Growth  securities may appreciate  faster than  non-growth  securities.

GROWTH  SECURITIES CONTINUED.

POLICIES TO BALANCE RISK AND RETURN
--------------------------------------------------------------------------------
See Equity Securities.

In managing a Fund, Pilgrim Baxter uses its own software and research models which incorporate important attributes of successful growth. A key attribute of successful growth is positive business momentum as demonstrated by earnings or revenue and sales growth, among other factors. Pilgrim Baxter's investment process is extremely focused on companies which exhibit positive business momentum.

Pilgrim Baxter considers selling a security when its anticipated appreciation is no longer probable, alternative investments offer superior appreciation prospects or the risk of a decline in its market price is too great or a deterioration in business fundamentals occurs or is expected to occur.

================================================================================
VALUE SECURITIES
Equity securities that Pilgrim Baxter and PFR believe are currently underpriced using certain financial measurements, such as their price-to-earnings ratio and earnings power.

POTENTIAL  RISKS
--------------------------------------------------------------------------------
See Equity Securities.

Value companies may have experienced adverse business developments or may be subject to special risks that have caused their securities to be out of favor.

The value securities in a Fund may never reach what Pilgrim Baxter or PFR believes are their full value and may even go down in price.

POTENTIAL RETURNS
--------------------------------------------------------------------------------
See Equity Securities.

Value securities may produce significant capital appreciation as the market recognizes their full value.

POLICIES TO BALANCE RISK AND RETURN
--------------------------------------------------------------------------------
See Equity Securities.

In managing the Clipper Focus, Focused Value, Large Cap Value, Mid-Cap Value, Small Cap Value and Strategic Small Company Funds, Pilgrim Baxter and PFR each uses its own research, computer models and measures of value.

PFR considers selling a security when its share price reaches PFR's estimate of its intrinsic value.

Pilgrim Baxter considers selling a security when it becomes overvalued relative to the market, shows deteriorating fundamentals or falls short of their respective expectations.

The other Funds do not focus specifically on Value Securities.

--------------------------------------------------------------------------------
FOREIGN EQUITY SECURITIES
Securities of foreign issuers, including ADRs, European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs"). ADRs are certificates issued by a U.S. bank that represent a bank's holdings of a stated number of shares of a foreign corporation. An ADR is bought and sold in the same manner as U.S. securities and is priced in U.S. dollars. EDRs and GDRs are also receipts that represent a stated number of shares of a foreign corporation, only they are issued by a non-U.S. bank or a foreign branch a of U.S. bank. EDRs and GDRs are generally designed for use on foreign exchanges and are typically not priced in U.S. dollars. ADRs, EDRs and GDRs each carry most of the risks of investing directly in foreign equity securities.


POTENTIAL RISKS
--------------------------------------------------------------------------------
Foreign security prices may fall due to political instability, changes in currency exchange rates, foreign economic conditions or inadequate regulatory and accounting standards.

Although ADRs, EDRs and GDRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies, they are also subject to many of the risks associated with investing directly in foreign securities.

Foreign investments, especially investments in emerging or developing markets, can be riskier and more volatile than investments in the United States. Adverse political and economic developments or changes in the value of foreign currency can make it harder for a Fund to sell its securities and could reduce the value of your shares. Differences in tax and accounting standards and difficulties in obtaining information about foreign companies can negatively affect investment decisions. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed.

The adoption of the euro as the common currency of the European Economic and Monetary Union (the "EMU") presents some uncertainties and possible risks, such as changes in relative strength and value of major world currencies, adverse tax consequences, and increased price competition among and between EMU and non-EMU countries. These uncertainties and possible risks could adversely affect the Funds.

POTENTIAL RETURNS
--------------------------------------------------------------------------------
Favorable exchange rate movements could generate gains or reduce losses. Foreign investments, which represent a major portion of the world's securities, offer attractive potential performance and opportunities for diversification.

FOREIGN EQUITY SECURITIES CONTINUED.

POLICIES TO BALANCE RISK AND RETURN
--------------------------------------------------------------------------------
In managing the Global Technology & Communications Fund, Pilgrim Baxter seeks to invest in companies with strong growth potential in those countries with the best investment opportunities.

In managing the Disciplined Equity Fund, Analytic will select foreign securities according to the same standards they apply to domestic securities.

Disciplined Equity Fund may invest up to 20% of its total assets in foreign securities. Every other Fund, except Clipper Focus, REIT and IRA Capital Preservation Funds, limits the amount of total assets it invests in securities of foreign issuers not traded in the U.S. to 15% (ADRs are not included in this limit). The Clipper Focus, REIT and IRA Capital Preservation Funds do not invest a significant portion of their assets in foreign securities.

--------------------------------------------------------------------------------
MONEY MARKET INSTRUMENTS

High quality, short-term U.S. and foreign debt instruments denominated in U.S. dollars, including bank obligations (such as CDs, time deposits, bankers' acceptances, and banknotes), commercial paper, corporate obligations (including asset-backed securities), government obligations (such as U.S. Treasury, agency or foreign government securities), short-term obligations issued by state and local governments, and repurchase agreements.

POTENTIAL RISKS
--------------------------------------------------------------------------------
Money market instrument prices fluctuate over time.

Money market instrument prices may fall as a result of factors that relate to the issuer, such as a credit rating downgrade.

Money market instrument prices may fall because of changes in the financial markets, such as interest rate changes.

POTENTIAL RETURNS
--------------------------------------------------------------------------------
Money market instruments have greater short-term liquidity, capital preservation and income potential than longer-term investments such as stocks. This will help contribute to the stability of the Fund's NAV.

POLICIES TO BALANCE RISK
AND RETURN
--------------------------------------------------------------------------------
The Cash Reserves Fund follows strict SEC rules about credit risk, maturity and diversification of its investments.

The money market instruments and other liquid short-term investments in which the IRA Capital Preservation Fund invests will be rated in one of the top two short-term ratings categories of a rating agency at the time of purchase.

The other Funds only invest in money market instruments for temporary defensive or cash management purposes.

--------------------------------------------------------------------------------
SMALL AND MEDIUM SIZED COMPANY SECURITIES

POTENTIAL RISKS
--------------------------------------------------------------------------------
Small and medium sized company securities involve greater risk and price volatility than larger, more established companies because they tend to have more limited product lines, markets and financial resources and may be dependent on a smaller management group.

POTENTIAL RETURNS
--------------------------------------------------------------------------------
Small and medium sized company securities may appreciate faster than those of larger, more established companies for many reasons. For example, small and medium sized companies tend to have younger product lines whose distribution and revenues are still maturing.

POLICIES TO BALANCE RISK AND RETURN
--------------------------------------------------------------------------------
See Equity Securities/Growth Securities/
Value Securities.

Pilgrim Baxter focuses on small and medium sized companies with strong balance sheets that it expects will exceed consensus earnings expectations.

In analyzing medium sized companies for Disciplined Equity Fund, Analytic screens for such factors as company fundamentals, liquidity and risk.

--------------------------------------------------------------------------------
TECHNOLOGY ORCOMMUNICATIONS COMPANY SECURITIES
Securities of companies that rely extensively on technology or communications in their product development or operations or are expected to benefit from technological advances and improvements.

POTENTIAL RISKS
--------------------------------------------------------------------------------
Technology or communications company securities are strongly affected by worldwide scientific and technological developments and governmental laws, regulations and policies, and, therefore, are generally more volatile than companies not dependent upon or associated with technology or communications issues.

POTENTIAL RETURNS
--------------------------------------------------------------------------------
Technology or communications company securities offer investors significant growth potential because they may be responsible for breakthrough products or technologies or may be positioned to take advantage of cutting-edge, technology-related developments.

TECHNOLOGY OR COMMUNICATIONS COMPANY SECURITIES CONTINUED.

POLICIES TO BALANCE RISK AND RETURN
--------------------------------------------------------------------------------
Although the Technology & Communications Fund and Global Technology & Communications Fund will each invest 25% or more of their total assets in one or more of the industries within the technology and communications sector, the Funds each seek to strike a balance among the industries in which they invest in an effort to lessen the impact of negative developments in the technology and communications sector. None of the other Funds concentrate their investments in the groups of industries within the technology and communications sector of the market.

--------------------------------------------------------------------------------
OVER-THE COUNTER ("OTC") SECURITIES
Securities that are not listed and traded on an organized exchange, but are bought and sold through a computer network.

POTENTIAL RISKS
--------------------------------------------------------------------------------
OTC securities are not traded as often as securities listed on an exchange. So, if a Fund were to sell an OTC security, it might have to offer the security at a discount or sell it in smaller share lots over an extended period of time.


POTENTIAL RETURNS
--------------------------------------------------------------------------------
Increases the number of potential investments for a Fund.

OTC securities may appreciate faster than exchange-traded securities because they are typically securities of younger, growing companies.

POLICIES TO BALANCE RISK AND RETURN
--------------------------------------------------------------------------------
Pilgrim Baxter, PFR and Analytic use a highly disciplined investment process that seeks to, among other things, identify quality investments that will enhance a Fund's performance.



--------------------------------------------------------------------------------
ILLIQUID SECURITIES
Securities that do not have a ready market and cannot be easily sold within seven days at approximately the price that the Fund has valued them.

POTENTIAL RISKS
--------------------------------------------------------------------------------
A Fund may have difficulty valuing these securities precisely.

A Fund may be unable to sell these securities at the time or price it desires.

POLICIES TO BALANCE RISK AND RETURN
--------------------------------------------------------------------------------
The Cash Reserves Fund may not invest more than 10% of its net assets in illiquid securities.

Every other Fund may not invest more than 15% of its net assets in illiquid securities.

POTENTIAL RETURNS
--------------------------------------------------------------------------------
Illiquid securities may offer more attractive yields or potential growth than comparable widely traded securities.

--------------------------------------------------------------------------------
DERIVATIVES
Investments such as forward foreign currency contracts, futures, over-the-counter options, options on futures, options and swaps, whose value is based on an underlying asset or economic factor.

POTENTIAL RISKS
--------------------------------------------------------------------------------
The value of derivatives are volatile.

Because of the low margin deposits required, derivatives often involve an extremely high degree of leverage. As a result, a relatively small price movement in a derivative may result in immediate and substantial loss, as well as gain, to the investor. Successful use of a derivative depends on the degree to which prices of the underlying assets correlate with price movements in the derivatives a Fund buys or sells. A Fund could be negatively affected if the change in market value of its securities fails to correlate perfectly with the values of the derivatives it purchased or sold. Thus, a use of derivatives may result in losses in excess of the amount invested.

POTENTIAL RETURNS
--------------------------------------------------------------------------------
Derivatives may be used for a variety of purposes, including:

o  To reduce transaction costs;

o  To manage cash flows;

o To maintain full market exposure, which means to adjust the characteristics of its investments to more closely approximate those of its benchmark;

o  To enhance returns; and

o To protect a Fund's investments against changes resulting from market conditions (a practice called "hedging").

POLICIES TO BALANCE RISK AND RETURN
--------------------------------------------------------------------------------
Each Fund may use derivatives selectively for hedging, to reduce transaction costs or to manage cash flows.

To the extent a Fund enters into derivatives, it will, when necessary, segregate cash or other liquid assets equal to the settlement amount with its custodian to cover the contract. When a Fund sells certain derivative contracts, it will hold at all times the instruments underlying the contracts.

--------------------------------------------------------------------------------
WRAPPERS
A wrapper agreement obligates the wrap provider and IRA Capital Preservation Fund to make certain payments to each other in exchange for an annual premium paid by the IRA Capital Preservation Fund. Payments made under the wrapper agreement are designed so that when the Fund liquidates assets covered by the wrapper agreement ("covered assets") in order to pay for shareholder redemptions, the Fund receives the purchase price plus the accrued income of the liquidated covered assets, rather than the market value of the covered assets. The terms of the wrapper agreements vary concerning when payments must actually be made between the Fund and the wrap provider. In some cases, payments may be due upon disposition of the covered assets. Other wrapper agreements only provide for settlement when the wrapper agreement terminates or the Fund sells all of the covered assets.

POTENTIAL RISKS
--------------------------------------------------------------------------------
Under a typical wrapper agreement, if a shareholder redemption requires the Fund to sell a security for more than its purchase price plus accrued income, the Fund will pay the wrap provider the difference.

The costs the Fund incurs when buying wrapper agreements will reduce its return and as a result it may not perform as well as other high-quality fixed-income funds of comparable duration.

The Fund might not be able to replace existing wrapper agreements with other suitable wrapper agreements if (1) they mature or terminate or (2) the wrap provider defaults or has its credit rating lowered. The Fund may be unable to obtain suitable wrapper agreements or may elect not to cover some or all of its assets with wrapper agreements. This could occur if wrapper agreements are not available or if the adviser believes that the terms of available wrapper agreements are unfavorable. Under these circumstances, the Fund may not be able to maintain a stable NAV.

The wrappers employed by the IRA Capital Preservation Fund will not cover the Fund's money market instruments, and therefore will not protect the stability of the Fund's NAV from price fluctuations in money market instruments.

POTENTIAL RETURNS
--------------------------------------------------------------------------------
Under a typical wrapper agreement, if a shareholder redemption requires the Fund to sell a covered asset for less than its purchase price plus accrued income, the wrap provider will pay the Fund the difference.

POLICIES TO BALANCE RISK AND RETURN
--------------------------------------------------------------------------------
Normally, the Fund expects the sum of the total value of its wrapper agreements plus the total market value of all of its covered assets to equal the purchase price plus accrued income of its covered assets, resulting in a stable NAV.

--------------------------------------------------------------------------------
REIT SECURITIES
A separately managed trust that makes investments in various real estate businesses. An equity REIT may own real estate and pass the income it receives from rents from the properties, or the capital gain it receives from selling a building, to its shareholders. A mortgage REIT specializes in lending money to building developers and passes the interest income it receives from the mortgages to shareholders. A hybrid REIT combines the characteristics of equity and mortgage REITs.

POTENTIAL RISKS
--------------------------------------------------------------------------------
The real estate industry is particularly sensitive to:

o  Economic factors, such as interest rate changes or market recessions;

o Over-building in one particular area, changes in zoning laws, or changes in neighborhood values;

o  Increases in property taxes;

o  Casualty and condemnation losses; and

o  Regulatory limitations on rents.

REITs may expose a Fund to similar risks associated with direct investment in real estate. REITs are more dependent upon specialized management skills, have limited diversification and are, therefore, generally dependent on their ability to generate cash flow to make distributions to shareholders.


POTENTIAL RETURNS
--------------------------------------------------------------------------------
Investments in REITs permit a Fund to participate in potential capital appreciation and income opportunities in various segments of the real estate sector.

POLICIES TO BALANCE RISK AND RETURN
--------------------------------------------------------------------------------
Pilgrim Baxter and each Sub-Adviser consider companies that they expect will generate good cash flow from the underlying properties, have proven management track records, and histories of increasing dividends.

--------------------------------------------------------------------------------
SPECIAL SITUATIONS
The Clipper Focus Fund may invest in special situations. A special situation arises when PFR believes the securities of a particular company will appreciate in value within a reasonable period because of unique circumstances applicable to that company. Special situations are events that could change or temporarily hamper the ongoing operations of a company, including, but not limited to:

o  Liquidations,  reorganizations,   recapitalizations,   mergers  or  temporary
   financial liquidity restraints;

o Material litigation, technological breakthroughs or temporary production or product introduction problems; or

o Natural disaster, sabotage or employee error and new management or management policies.

Special situations affect companies of all sizes and generally occur regardless of general business conditions or movements of the market as a whole.


POTENTIAL RISKS
--------------------------------------------------------------------------------
Special situations often involve much greater risk than is inherent in ordinary investment securities. In addition, the market price of companies subject to special situations may never reflect any perceived intrinsic values.

POTENTIAL RETURNS
--------------------------------------------------------------------------------
Securities of companies in special situations may experience significant capital appreciation as the market recognizes their full value.

POLICIES TO BALANCE RISK AND RETURN
--------------------------------------------------------------------------------
PFR's investment process is very research intensive, including meetings with company management, competitors and customers. PFR prepares valuation models for each company being researched and sells securities when share prices reach PFR's estimate of intrinsic value.

                                           THE INVESTMENT ADVISER & SUB-ADVISERS

[GRAPHIC OMITTED] THE INVESTMENT ADVISER

Pilgrim Baxter & Associates, Ltd., 1400 Liberty Ridge Drive, Wayne, PA 19087, is the investment adviser for each Fund. Founded in 1982, Pilgrim Baxter managed over $10.7 billion in assets as of June 30, 2002 for pension and profit-sharing plans, charitable institutions, corporations, trusts, estates and other investment companies.

As investment adviser, Pilgrim Baxter makes investment decisions for the Growth, Emerging Growth, Large Cap Growth, Select Equity, Core Growth, Limited, Large Cap 20, New Opportunities, Technology & Communications, Global Technology & Communications, Strategic Small Company, Large Cap Value, Mid-Cap Value, Small Cap Value and Focused Value Funds. Pilgrim Baxter also oversees the investment decisions made by PFR as sub-adviser for Clipper Focus Fund, by Analytic as sub-adviser for Disciplined Equity Fund, by Heitman as sub-adviser for REIT Fund, by Dwight as sub-adviser for IRA Capital Preservation Fund, and by Wellington Management as sub-adviser for the Cash Reserves Fund. The Trust's Board of Trustees supervises Pilgrim Baxter and the sub-advisers and establishes policies that Pilgrim Baxter and the sub-advisers must follow in their day-to-day investment management activities.

Prior to May 1, 2002, Pilgrim Baxter Value Investors, Inc. ("Value Investors"), a wholly owned subsidiary of Pilgrim Baxter, served as sub-adviser for Large Cap Value, Mid-Cap Value, Small Cap Value and Focused Value Funds and the value portion of the Strategic Small Company Fund. On May 1, 2002, Value Investors was merged into Pilgrim Baxter. As a result of the merger, Value Investors no longer serves as sub-adviser to these Portfolios, although the same portfolio managers continue to be responsible for the day-to-day management of these Funds.



[GRAPHIC OMITTED] THE SUB-ADVISERS

Pacific Financial Research, Inc., ("PFR") a Massachusetts corporation located at 9601 Wilshire Boulevard, Suite 800, Beverly Hills, California 90210, is sub-adviser to the Clipper Focus Fund. PFR manages and supervises the investment of Clipper Focus Fund's assets on a discretionary basis, subject to the supervision of Pilgrim Baxter. PFR, an affiliate of Pilgrim Baxter and Old Mutual (US) Holdings Inc., has provided investment management services to corporations, foundations, endowments, pension funds and other institutions as well as individuals since 1981. PFR managed approximately $11.8 billion in assets as of June 30, 2002.

Analytic Investors, Inc., a California corporation located at 700 South Flower St., Suite 2400, Los Angeles, CA 90017, is the sub-adviser for the Disciplined Equity Fund. Analytic manages and supervises the investment of the Fund's assets on a discretionary basis, subject to the supervision of Pilgrim Baxter. Analytic is an affiliate of Pilgrim Baxter and Old Mutual (US) Holdings Inc., and was founded in 1970 as one of the first independent investment counsel firms specializing in the creation and continuous management of optioned equity and optioned debt portfolios for fiduciaries and other long-term investors. Analytic serves pensions and profit-sharing plans, endowments, foundations, corporate investment portfolios, mutual savings banks and insurance companies. Analytic managed approximately $2.1 billion in assets as of June 30, 2002.

Heitman Real Estate Securities LLC (formerly named Heitman/PRA Securities Advisors LLC), a Delaware limited liability company located at 180 North LaSalle Street, Suite 3600, Chicago, Illinois, 60601, is the sub-adviser to the REIT Fund. Heitman manages and supervises the investment of the Fund's assets on a discretionary basis, subject to the supervision of Pilgrim Baxter. Heitman is wholly owned by Heitman Financial LLC, an affiliate of Pilgrim Baxter and Old Mutual (US) Holdings Inc.. Heitman has provided investment management services to corporations, foundations, endowments, pension and profit sharing plans, trusts, estates and other institutions as well as individuals since 1987. Heitman managed approximately $1.1 billion in assets as of June 30, 2002.

Dwight Asset Management Company, a Delaware corporation located 100 Bank Street, Burlington, Vermont 05401, is the sub-adviser to the IRA Capital Preservation Fund. Dwight manages and supervises the investment of the Fund's assets on a discretionary basis, subject to the supervision of Pilgrim Baxter. Dwight is an affiliate of Pilgrim Baxter and Old Mutual (US) Holdings Inc.. It has provided investment management services to corporations, pension and profit sharing plans, 401(k) and thrift plans since 1983. Dwight managed approximately $25.0 billion in assets as of June 30, 2002.

Wellington Management Company, LLP, 75 State Street, Boston, MA is the sub-adviser for the PBHG Cash Reserves Fund. Wellington Management and its predecessor organizations have provided investment advisory services to investment companies since 1928 and to investment counseling clients since 1960. As of June 30, 2002, Wellington Management held discretionary management authority with respect to more than $311.7 billion in assets.

The Funds paid the following management fees (as a percentage of average daily net assets) during the last fiscal year.


Core Growth Fund            0.85%

Emerging Growth Fund        0.85%

Growth Fund                 0.85%

Large Cap 20 Fund           0.85%

Large Cap Growth Fund       0.75%

Limited Fund                1.00%

New Opportunities Fund      1.00%

Select Equity Fund          0.85%

Clipper Focus Fund          0.96%*/**

Focused Value Fund          0.85%

Large Cap Value Fund        0.65%

Mid-Cap Value Fund          0.85%


Small Cap Value Fund        1.00%

Disciplined Equity Fund     0.26%*/**

Global Technology &
   Communications Fund      1.20%*

REIT Fund                   0.64%*/**

Strategic Small
   Company Fund             1.00%

Technology &
   Communications Fund      0.85%

IRA Capital
   Preservation Fund        0.18%*/**

Cash Reserves Fund          0.30%



*  REFLECTS A WAIVER OF FEES.

** THE  MANAGEMENT  FEE FOR  CLIPPER  FOCUS  FUND AND REIT  FUND WAS PAID TO THE
   FUND'S PREDECESSOR INVESTMENT ADVISER (NOW SUB-ADVISER) PRIOR TO DECEMBER 14, 2001. AFTER DECEMBER 14, 2001, THIS FEE WAS PAID TO PILGRIM BAXTER. THE MANAGEMENT FEE FOR DISCIPLINED EQUITY FUND AND IRA CAPITAL PRESERVATION FUND WAS PAID TO THE FUND'S PREDECESSOR INVESTMENT ADVISER (NOW SUB-ADVISER) PRIOR TO JANUARY 11, 2002. AFTER JANUARY 11, 2002, THIS FEE WAS PAID TO PILGRIM BAXTER.

Each sub-adviser is entitled to receive a fee from Pilgrim Baxter equal to a percentage of the daily net assets of each Fund it sub-advises.

THE PORTFOLIO MANAGERS

CORE GROWTH FUND

Since March, 2001, the Core Growth Fund has been managed by a team of investment professionals led by Gary L. Pilgrim, CFA. Mr. Pilgrim is President of Pilgrim Baxter and has been a growth stock manager for over 31 years.

LIMITED FUND/
EMERGING GROWTH FUND

Peter J. Niedland, CFA, has managed the Limited Fund and Emerging Growth Fund since January 1, 2003. Mr. Niedland joined Pilgrim Baxter's growth equity team in 1993. Mr. Niedland also manages the PBHG Small Cap Growth Portfolio of PBHG Insurance Series Fund.

GROWTH FUND/NEW
OPPORTUNITIES FUND

Gary L. Pilgrim, CFA, has managed the Growth Fund since its inception in 1985. He has managed the New Opportunities Fund since April, 2000. A discussion of Mr. Pilgrim's work experience is noted above.

LARGE CAP GROWTH
FUND/LARGE CAP
20 FUND/SELECT EQUITY FUND

Michael S. Sutton, CFA, has managed the Large Cap Growth and Large Cap 20 Funds since November, 1999. He has managed the Select Equity Fund since April, 2000. Effective as of October, 2001, Gregory P. Chodaczek joined Mr. Sutton as Co-Manager of Select Equity Fund. Mr. Sutton is Chief Investment Officer of Pilgrim Baxter. Mr. Sutton joined Pilgrim Baxter in October, 1999 from Loomis, Sayles & Co., where he worked for seven years as a portfolio manager of several large cap growth portfolios. Prior to that, Mr. Sutton was a large cap growth portfolio manager with Stein, Roe & Farnham. Mr. Chodaczek joined Pilgrim Baxter in 1998 as a research analyst for Pilgrim Baxter's growth equity investment team, focusing on the research of large cap growth equities. Prior to joining Pilgrim Baxter, Mr. Chodaczek was a Senior Financial Analyst for Scientific Atlanta, Inc. in Atlanta, Georgia.

CLIPPER FOCUS FUND

A team of PFR's investment professionals has primary responsibility for the day-to-day management of the Fund. For more information on the composition of the team managing the Fund, please see the SAI.

SMALL CAP VALUE FUND/
MID-CAP VALUE FUND/
FOCUSED VALUE FUND

Jerome J. Heppelmann, CFA, has managed the Small Cap Value, Mid-Cap Value, and Focused Value Funds since June, 1999. He joined Pilgrim Baxter in 1994 as a Vice President of Marketing/ Client Service and since 1997 has been a member of Pilgrim Baxter's Equity team. Prior to joining Pilgrim Baxter, Mr. Heppelmann worked in the Investment Advisory Group for SEI Investments.

LARGE CAP VALUE FUND

Raymond J. McCaffrey, CFA, has managed the Large Cap Value Fund since June, 1999. He joined Pilgrim Baxter as a portfolio manager and analyst in 1997. Prior to joining Pilgrim Baxter, Mr. McCaffrey worked for 2 years as a portfolio manager and analyst at Pitcairn Trust Company. His 12 years of investment experience also include positions at Cypress Capital Management, Independence Capital Management and Fidelity Bank.

DISCIPLINED EQUITY FUND

A team of Analytic's investment professionals has primary responsibility for the day-to-day management of the Fund. For more information on the composition of the team managing the Fund, please see the SAI.

TECHNOLOGY &
COMMUNICATIONS FUND /
GLOBAL TECHNOLOGY &
COMMUNICATIONS FUND

The Adviser's technology team, led by Gary L. Pilgrim, Michael S. Sutton, Jerome
J. Heppelmann and Raymond J. McCaffrey managed this Fund since August 19, 2002. The work experience of the team is noted above.

REIT FUND

A team of Heitman's investment professionals has primary responsibility for the day-to-day management of the Fund. For more information on the composition of the team managing the Fund, please see the SAI.

STRATEGIC SMALL
COMPANY FUND

James M. Smith, CFA, has co-managed the Fund since its inception in 1996. He manages the growth portion of the Fund. Mr. Smith joined Pilgrim Baxter in 1993 as a portfolio manager and has over 21 years of equity portfolio management experience. Mr. Heppelmann manages the value portion of the Fund. His experience is discussed under the Small Cap Value, Mid-Cap Value and Focused Value Funds. Mr. Heppelmann has co-managed the fund since June, 1999.

IRA CAPITAL
PRESERVATION FUND

A team of Dwight's investment professionals has primary responsibility for the day-to-day management of the Fund. For more information on the composition of the team managing the Fund, please see the SAI.

CASH RESERVES FUND

Timothy Smith has managed the Fund since October 22, 2002. Mr. Smith has worked closely with Mr. Keogh, the Fund's previous portfolio manager, since the Fund's inception in 1995. Mr. Smith is a Vice President and Associate of Wellington Management. Mr. Smith also is the Chairman of Wellington Management's Money Market Strategy Group. Prior to joining Wellington Management in 1992, Mr. Smith spent seven years with Fidelity Investments.

                                                                 YOUR INVESTMENT


[GRAPHIC OMITTED] PRICING FUND SHARES


Cash Reserves Fund shares are priced at 2:00 p.m. Eastern Time on each day the New York Stock Exchange is open. Cash Reserves Fund shares are not priced on days that the New York Stock Exchange is closed. The Cash Reserves Fund prices its investments at amortized cost, which approximates market value.

Each other Fund prices its investments for which market quotations are readily available at market value. Short-term investments are priced at amortized cost, which approximates market value. All other investments (including wrapper agreements) are priced at fair value as determined in good faith by PBHG Funds' Board of Trustees. If a Fund holds securities quoted in foreign currencies, it translates that price into U.S. dollars at current exchange rates. The IRA Capital Preservation Fund may use a pricing service to value some of its assets, such as debt securities or foreign securities. Because foreign markets may be open at different times than the New York Stock Exchange, the price of a Fund's shares may change on days when its shares are not available for purchase or sale.

--------------------------------------------------------------------------------
NET ASSET VALUE (NAV)

The price of a Fund's shares is based on that Fund's net asset value (NAV). A Fund's NAV equals the value of its assets, less its liabilities, divided by the number of its outstanding shares. Except for the Cash Reserves Fund, Fund shares are priced every day at the close of trading on the New York Stock Exchange (normally 4 p.m. Eastern Time). Fund shares are not priced on days that the New York Stock Exchange is closed.

[GRAPHIC OMITTED] BUYING SHARES

You may purchase shares of each Fund directly through the Fund's transfer agent. Except for the Cash Reserves Fund, the price per share you will pay to invest in a Fund is its NAV next calculated after the transfer agent or other authorized representative accepts your order. If you purchase shares of the Cash Reserves Fund by wire transfer in the form of Federal Funds, the price per share you will pay is that Fund's next calculated NAV. If you purchase shares of the Cash Reserves Fund by check or other negotiable bank draft, the price per share you will pay is that Fund's NAV as calculated on the next business day after receipt of the check or bank draft. Except for the Cash Reserves Fund, each Fund's NAV is calculated at the close of trading on the New York Stock Exchange, normally 4:00 p.m. Eastern Time, each day the exchange is open for business. Each Fund's assets are generally valued at their market price. However, if a market price is unavailable or if the assets have been affected by events occurring after the close of trading, the Fund's Board of Trustees may use another method that it believes reflects fair value. By fair valuing a security whose price may have been affected by events occurring after the close of trading in its respective market, a Fund attempts to establish a price that it might reasonably expect to receive upon its current sale of that security. These methods are designed to help ensure that the prices at which Fund shares are purchased and redeemed are fair, and do not result in dilution of shareholder interest or other harm to shareholders. The Cash Reserves Fund uses the amortized cost method to value its securities and generally calculates its NAV at 2:00 p.m. Eastern Time each day the New York Stock Exchange is open.

You may also purchase shares of each Fund through certain broker-dealers or other financial institutions that are authorized to sell you shares of the Funds. Such financial institutions may charge you a fee for this service in addition to the Fund's NAV.

--------------------------------------------------------------------------------
CONCEPTS TO UNDERSTAND

Traditional IRA: an individual retirement account. Your contributions may or may not be deductible depending on your circumstances. Assets grow tax-deferred; withdrawals and distributions are taxable in the year made.

Spousal IRA: an IRA funded by a working spouse in the name of a nonworking spouse.

Roth IRA: an IRA with non-deductible contributions, and tax-free growth of assets and distributions to pay retirement expenses, provided certain conditions are met.

Coverdell Education Savings Accounts: a savings account with non-deductible contributions, and tax-free growth of assets and distributions, if used to pay certain educational expenses.

FOR MORE COMPLETE IRA
INFORMATION, CONSULT A
PBHG SHAREHOLDER SERVICES
REPRESENTATIVE OR A
TAX ADVISER.

--------------------------------------------------------------------------------
 MINIMUM INVESTMENTS
                                               Initial           Additional
--------------------------------------------------------------------------------
 REGULAR ACCOUNTS
   New Opportunities Fund 1                    $10,000           no minimum
   Limited Fund 1                             $  5,000           no minimum
   Strategic Small Company Fund               $  5,000           no minimum
   Each Other Fund                            $  2,500           no minimum
   Uniform Gifts/Transfer to
      Minor Accounts                          $    500           no minimum
 TRADITIONAL IRAS                             $  2,000           no minimum
 ROTH IRAS                                    $  2,000           no minimum
 COVERDELL EDUCATION SAVINGS ACCOUNTS         $    500           no minimum
 SYSTEMATIC INVESTMENT                        $    500               $25
    PLANS 2 (SIP)

1 The Limited and New Opportunities Funds are currently closed to new investors.

2 Provided a SIP is established, the minimum initial investment for each Fund is $500 along with a monthly systematic investment of $25 or more.


BUYING SHARES OF IRA CAPITAL PRESERVATION FUND

The IRA Capital Preservation Fund offers its shares to investors who wish to invest in the Fund through one of the following types of individual retirement accounts:

o Plans described in Section 408 of the Internal Revenue Code (includes traditional IRAs, SEP-IRAs and SIMPLE IRAs);

o  Plans described in Section 408A of the Internal Revenue Code (ROTH-IRAs);

o Plans described in Section 530 of the Internal Revenue Code (Education IRAs); and

o  Plans maintained by sole proprietorships (KEOGH Plans).

[GRAPHIC OMITTED] SELLING SHARES

You may sell your shares at NAV any day the New York Stock Exchange is open for business. Sale orders received by the Fund's transfer agent or other authorized representatives by 4:00 p.m. Eastern time (2:00 p.m. Eastern Time for the Cash Reserves Fund) will be priced at the Fund's next calculated NAV. The Fund generally sends payment for your shares the business day after your order is accepted. Under unusual circumstances, the Fund may suspend redemptions or postpone payment for up to seven days. Also, if the Fund has not yet collected payment for the shares you are selling, it may delay paying out the proceeds on your sale until payment has been collected up to 15 days from the date of purchase. You may also sell shares of each Fund through certain broker-dealers or other financial institutions at which you maintain an account. Such financial institutions may charge you a fee for this service.


--------------------------------------------------------------------------------
LIMITATIONS ON SELLING SHARES BY PHONE

 Proceeds
 sent by                                        Minimum          Maximum
--------------------------------------------------------------------------------

 Check                                          no minimum       $50,000
                                                                 per day

 Wire*                                          no minimum       no maximum

 ACH                                            no minimum       no maximum

Please note that the banking instructions to be used for wire and ACH redemptions must be established on your account in advance of placing your sell order.

* Wire fee is $10 per Federal Reserve Wire


WRITTEN REDEMPTION ORDERS
--------------------------------------------------------------------------------
Some circumstances require written sell orders along with signature guarantees.

These include:

o  Redemptions in excess of $50,000

o  Requests to send proceeds to a different  address or payee

o Requests to send proceeds to an address that has been changed within the last 30 days

o  Requests to wire proceeds to a different bank account

A SIGNATURE GUARANTEE
helps to protect you against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. For joint accounts, each signature must be guaranteed. Please call us to ensure that your signature guarantee is authentic.

REDEMPTION/EXCHANGE FEE FOR IRA CAPITAL PRESERVATION FUND

The IRA Capital Preservation Fund will deduct a 2.00% redemption/exchange fee from the redemption or exchange proceeds of any shareholder redeeming or exchanging shares of the Fund held for less than twelve months. In determining how long shares of the Fund have been held, PBHG Funds assumes that shares held by the investor the longest period of time will be sold first.

The Fund will retain the fee for the benefit of the remaining shareholders. The Fund charges the redemption/exchange fee to help minimize the impact the redemption or exchange may have on the performance of the Fund, to facilitate Fund management and to offset certain transaction costs and other expenses the Fund incurs because of the redemption or exchange. The Fund also charges the redemption/exchange fee to discourage market timing by those shareholders initiating redemptions or exchanges to take advantage of short-term market movements.



[GRAPHIC OMITTED] GENERAL POLICIES

o  Each Fund may reject or suspend acceptance of purchase orders.

o Each Fund reserves the right to make redemptions in securities rather than in cash if the redemption amount exceeds $250,000 or 1% of the aggregate NAV of the Fund in any 90-day period.

o Payment for telephone purchases must be received by the Fund's transfer agent within seven days or you may be liable for any losses the Fund incurs as a result of the cancellation of your purchase order.

o When placing a purchase, sale, or exchange order through an authorized representative, it is the representative's responsibility to promptly transmit your order to the Fund's transfer agent so that you may receive that same day's NAV.

o SEI Trust Company, the custodian for PBHG Traditional, Roth and Coverdell Education Savings accounts, currently charges a $10 annual custodial fee to Traditional and Roth IRA accounts and a $7 annual custodial fee to Coverdell Education Savings Accounts. This fee will be automatically deducted from your account if not received by the announced due date, usually in mid-August.

o Because of the relatively high cost of maintaining smaller accounts, the Fund charges an annual fee of $12 if your account balance drops below the minimum investment amount because of redemptions. Minimum investment amounts are identified in the table on page 110. For non-retirement accounts, the Fund may, upon prior notice, close your account and send you the proceeds if your account balance remains below the minimum investment amount for over 60 days due to your redeeming or exchanging out of the Fund.

o To reduce expenses, only one copy of most financial reports and prospectuses may be mailed to households, even if more than one person in the household holds shares of a Fund. Call PBHG Funds at 1-800-433-0051 if you need additional copies of financial reports or prospectuses. If you do not want the mailing of these documents to be combined with those for other members of your house hold, contact PBHG Funds at 1-800-433-0051 or write to P.O. Box 219534, Kansas City, MO 64121. Electronic copies of most financial reports and prospectuses are available at PBHG Funds' website (www.pbhgfunds.com).

EXCHANGES BETWEEN FUNDS

You may exchange some or all PBHG Class Shares of a Fund for PBHG Class Shares of any other PBHG Fund that has PBHG Class Shares. PBHG Class Shares of a Fund may not be exchanged for Advisor Class Shares. Please note, however, that exchanges into the Limited Fund may be made only by investors who are current shareholders of that Fund, as it is currently closed to new investors. Exchanges into the New Opportunities Fund may be made only by persons who were shareholders on or before November 12, 1999, the day this Fund closed to new investors. Simply mail, telephone, or use the Fund's internet website to provide your exchange instructions to the transfer agent. Except for the 2% redemption/exchange fee discussed above for the IRA Capital Preservation Fund, there is currently no fee for exchanges; however, a Fund may change or terminate this privilege on 60 days' notice. Please note that exchanges into the PBHG Cash Reserves Fund from another PBHG Fund may be made only four (4) times a year.

TO OPEN AN ACCOUNT
     IN WRITING
 Complete the application.

 Mail your completed application
 and a check to:
 PBHG Funds
 P.O. Box 219534
 Kansas City, Missouri  64121-9534

     BY TELEPHONE
 Call us at 1-800-433-0051 to receive an account application and receive an account number.

 WIRE  Have your bank send your investment to:
 o United Missouri Bank of Kansas City, N.A.
 o ABA # 10-10-00695
 o Account # 98705-23469
 o Fund name
 o Your name
 o Your Social Security or tax ID number
 o Your account number

 Return the account application.

     BY AUTOMATED CLEARING HOUSE (ACH)
 Currently you may not open an account through ACH


     VIA THE INTERNET
o Visit the PBHG Funds website at http://www.pbhgfunds.com.
o Enter the "Open An Account" screen and follow the instructions.



TO ADD TO AN ACCOUNT

Fill out an investment slip:

Mail the slip and the check to:
PBHG Funds
P.O. Box 219534
Kansas City, Missouri  64121-9534



WIRE  Have your bank send your investment to:
o United Missouri Bank of Kansas  City, N.A.
o ABA # 10-10-00695
o Account # 98705-23469
o Fund name
o Your name
o Your Social Security or tax ID number
o Your account number





o Complete the bank information section on the account application.
o Attach a voided check or deposit slip to the account application.
o The maximum purchase allowed through ACH is $100,000 and this option must be established on your account 15 days prior to initiating a transaction.



o Complete the bank information section on the account application.
o Enter the "My Account" section of the website and follow the instructions for purchasing shares.

TO SELL SHARES
     BY MAIL

 Write a letter of instruction that includes:
o your name(s) and signature(s)
o your account number
o the Fund name
o the dollar amount your wish to sell
o how and where to send the proceeds

 If required, obtain a signature guarantee (see "Selling Shares")

 Mail your request to:
 PBHG Funds
 P.O. Box 219534
 Kansas City, Missouri  64121-9534


     SYSTEMATIC WITHDRAW PLAN

 Permits you to have payments of $50 or more mailed or automatically transferred from your Fund accounts to your designated checking or savings account.

 o Complete the applicable section on the account application.

 Note:  You must maintain a minimum account balance of $5,000 or more.


     CHECK WRITING

 Check Writing is offered to shareholders of the Cash Reserves Fund.If you have an account balance of $5,000 or more, you may establish this option on your account. You may redeem shares by writing checks on your account for $250 or more. To establish Check Writing on your account, call 1-800-433-0051 and request a Signature Card.


     BY TELEPHONE

Sales orders may be placed by telephone provided this option was selected on your account application. Please call 1-800-433-0051.

Note: sales from IRA accounts may not be made by telephone and must be made in writing.

     ACH

o Complete the bank information section on the account application.

o Attach a voided check or deposit slip to the account application.

Note: sale proceeds sent via ACH will not be posted to your bank account until the second business day following the transaction.


     WIRE

Sale proceeds may be wired at your request. Be sure PBHG Funds has your wire instructions on file.

There is a $10 charge for each wire sent by the Fund.


     VIA THE INTERNET

o Enter the "My Account" section of the website and follow the instructions for redeeming shares.

[GRAPHIC OMITTED] DISTRIBUTION AND TAXES

Except for REIT Fund and Cash Reserves Fund, each Fund pays shareholders dividends from its net investment income and distributions from its net realized capital gains at least once a year, if available. REIT Fund pays shareholders dividends from its net investment income and distributions from its net realized capital gains at least once a year, if available. REIT Fund pays shareholders dividends from its net investment income quarterly and distributions from its net realized capital gains once a year, if available. Cash Reserves Fund pays shareholders dividends from its net investment income monthly. Dividends and distributions will be reinvested in your Fund account unless you instruct the Fund otherwise. There are no fees on reinvestments. Alternatively, you may elect to receive your dividends and distributions in cash in the form of a check, wire, or ACH.

To maintain a stable NAV, the IRA Capital Preservation Fund may have to declare and pay dividends in amounts that are not equal to the amount of net investment income it actually earns. This may cause the Fund to take some or all of the following actions:

o If the Fund distributes more money than it actually earned through its investments, it may have to make a distribution that may be considered a return of capital;

o If the income the Fund receives exceeds the amount of dividends distributed, the Fund may have to distribute that excess income to shareholders and declare a reverse split of its shares.

o The Fund may split its shares when it distributes its net capital gains. Share splits or reverse share splits will cause the number of shares owned by shareholders to increase or decrease while allowing the NAV of the Fund to remain stable.

Unless your investment is in an IRA or other tax-exempt account, your dividends and distributions will be taxable whether you receive them in cash or reinvest them. Dividends (including short-term capital gains distributions) are taxed at the ordinary income rate. Distributions of long-term capital gains are taxable at the long-term capital gains rate, regardless of how long you have been in the Fund. Long-term capital gains tax rates are described in the table below.

A sale or exchange of a Fund may also generate a tax liability unless your account is tax-exempt. There are two types of tax liabilities you may incur from a sale or exchange: (1) Short-term capital gains will apply if you sell or exchange a Fund up to 12 months after buying it; (2) Long-term capital gains will apply to Funds sold or exchanged after 12 months. The table below describes the tax rates for each.


TAXES ON TRANSACTIONS

The tax status of your distributions for each calendar year will be detailed in your annual tax statement from the Fund. Because everyone's tax situation is unique, always consult your tax professional about federal, state, and local tax consequences.

TAXABILITY OF DISTRIBUTIONS

 Type of                  Tax rate for                  Tax rate for brackets
 Distribution             15% bracket and lower         higher than 15%
-----------------------------------------------------------------------------

 Dividends                Ordinary income rate          Ordinary income rate
 Short-term
   Capital Gains          Ordinary income rate          Ordinary income rate
 Long-term
   Capital Gains          10%                           20%


DISTRIBUTION ARRANGEMENTS
PBHG Funds(R) has PBHG Class Shares and Advisor Class Shares. PBHG Funds(R) does not currently offer any other classes of shares. The exchange privilege for PBHG Class and Advisor Class Shares is discussed in the section, Exchanges Between Funds. Aside from the differences attributable to their exchange privileges, both Classes have the same rights and privileges. In addition, both Classes bear the same fees and expenses except that Advisor Class Shares bear a service fee.

[GRAPHIC OMITTED] FINANCIAL HIGHLIGHTS

A Fund's financial highlights help you understand its recent financial performance. The total returns represent the rate that you would have earned or lost on an investment in the Fund, assuming you reinvested all Fund distributions. PricewaterhouseCoopers LLP has audited the information contained in these financial highlights. Its report and the Fund's financial statements are included in the Fund's Annual Report to Shareholders, which is available, free of charge, upon request.

The Clipper Focus, Disciplined Equity, REIT and IRA Capital Preservation Funds acquired the assets of its predecessor Fund, as noted under Fund



FOR A SHARE OUTSTANDING THROUGHOUT EACH FISCAL YEAR OR PERIOD ENDED MARCH 31:

                                         `           `




                  Net              Realized and                                  Net
                 Asset      Net     Unrealized   Distributions  Distributions   Asset
                 Value  Investment   Gains or      from Net        from         Value
               Beginning  Income     (Losses)     Investment      Capital       End
               of Period  (Loss)   on Securities    Income         Gains     of Period
------------------------------------------------------------------------------------------
---------------------
PBHG CORE GROWTH FUND
---------------------
  PBHG CLASS
  2002 1        $10.70      $(0.13)   $(0.42)         --             --       $10.15
  2001 1         30.25       (0.17)   (16.62)         --         $(2.76)       10.70
  2000 1         14.06       (0.20)    16.39          --             --        30.25
  1999 1         13.53       (0.14)     0.67          --             --        14.06
  1998           10.34       (0.33)     3.52          --             --        13.53

-------------------------
PBHG EMERGING GROWTH FUND
-------------------------
  PBHG CLASS
  2002 1        $15.96      $(0.17)   $(1.56)         --             --       $14.23
  2001 1         40.00       (0.10)   (21.81)         --         $(2.13)       15.96
  2000 1         20.61       (0.21)    20.76          --          (1.16)       40.00
  1999 1         25.83       (0.18)    (4.96)         --          (0.08)       20.61
  1998           19.26       (0.24)     6.81          --             --        25.83

----------------
PBHG GROWTH FUND
----------------
  PBHG CLASS
  2002 1        $21.74      $(0.20)   $(2.60)         --             --       $18.94
  2001 1         58.73       (0.20)   (30.53)         --         $(6.26)       21.74
  2000 1         24.51       (0.33)    36.14          --          (1.59)       58.73
  1999 1         28.23       (0.24)    (3.48)         --             --        24.51
  1998           21.06       (0.26)     7.43          --             --        28.23


Summaries, in a tax-free exchange by issuing new shares. This transaction was effective as of the close of business on December 14, 2001 for the Clipper Focus and REIT Funds and effective as of the close of business on January 11, 2002 for the Disciplined Equity and IRA Capital Preservation Funds. None of the Funds had any assets prior to the acquisition. Consequently, the information presented for each Fund prior to the acquisition date represents the financial history of its corresponding predecessor fund.


                                                                                           Ratio
                                                                                           of Net
                                                                              Ratio      Investment
                                                     Ratio       Ratio     of Expenses  Income (Loss)
                                                  of Expenses    of Net     to Average   to Average
                               Net                 to Average  Investment   Net Assets   Net Assets
                             Assets      Ratio      Net Assets   Income     (Excluding   (Excluding
                               End    of Expenses  (Including    (Loss)      Waivers)     Waivers)     Portfolio
                  Total    of Period   to Average    Expense   to Average  and Expense   and Expense   Turnover
                 Return      (000)    Net Assets    Reduction) Net Assets   Reduction)    Reduction)     Rate
-----------------------------------------------------------------------------------------------------------------
----------------
PBHG CORE GROWTH
----------------
  PBHG CLASS
  2002 1        (5.14)%     $53,514      1.49%       1.47%       (1.17)%       1.49%        (1.19)      226.55%
  2001 1       (59.85)%      63,359      1.31%       1.31%       (0.73)%       1.31%        (0.73)%     133.31%
  2000 1        115.15%     166,099      1.33%       1.33%       (1.02)%       1.33%        (1.02)%     312.32%
  1999 1          3.92%      86,485      1.45%       1.45%       (1.16)%       1.45%        (1.16)%     120.93%
  1998           30.85%     165,510      1.35%       1.35%       (1.07)%       1.35%        (1.07)%      72.78%

-------------------------
PBHG EMERGING GROWTH FUND
-------------------------
  PBHG CLASS
  2002 1       (10.84)%    $408,161      1.39%       1.38%       (1.06)%       1.39%        (1.07)%     150.95%
  2001 1       (56.95)%     538,294      1.26%       1.26%       (0.33)%       1.26%        (0.33)%      89.91%
  2000 1        101.33%   1,336,938      1.24%       1.24%       (0.76)%       1.24%        (0.76)%     141.81%
  1999 1       (19.91)%     736,008      1.34%       1.34%       (0.80)%       1.34%        (0.80)%     101.53%
  1998           34.11%   1,404,157      1.27%       1.27%       (0.80)%       1.27%        (0.80)%      95.21%

----------------
PBHG GROWTH FUND
----------------
  PBHG CLASS
  2002 1       (12.88)%   $1,925,422     1.33%       1.32%       (0.95)%       1.33%        (0.96)%     170.67%
  2001 1       (56.57)%    2,883,036     1.25%       1.25%       (0.46)%       1.25%        (0.46)%     104.48%
  2000 1        148.57%    6,465,234     1.23%       1.23%       (0.90)%       1.23%        (0.90)%     107.73%
  1999 1       (13.18)%    3,228,740     1.32%       1.32%       (0.99)%       1.32%        (0.99)%      80.51%
  1998           34.05%    5,338,380     1.26%       1.26%       (0.74)%       1.26%        (0.74)%      94.21%




                  Net              Realized and                                  Net
                 Asset      Net     Unrealized   Distributions  Distributions   Asset
                 Value  Investment   Gains or      from Net        from         Value
               Beginning  Income     (Losses)     Investment      Capital       End
               of Period  (Loss)   on Securities    Income         Gains     of Period
------------------------------------------------------------------------------------------
----------------------
PBHG LARGE CAP 20 FUND
----------------------
  PBHG CLASS
  2002 1       $17.81    $(0.11)     $(2.55)          --             --        $15.15
  2001 1        44.34     (0.12)     (22.04)          --         $(4.37)        17.81
  2000 1        24.10     (0.25)      26.26           --          (5.77)        44.34
  1999 1        15.98     (0.12)       8.46           --          (0.22)        24.10
  1998           9.25     (0.07)       6.80           --             --         15.98

--------------------------
PBHG LARGE CAP GROWTH FUND
--------------------------

  PBHG CLASS
  2002 1       $22.90    $(0.14)     $(3.09)          --             --        $19.67
  2001 1        38.37     (0.05)     (13.48)          --         $(1.94)        22.90
  2000 1        24.57     (0.23)      21.32           --          (7.29)        38.37
  1999 1        22.69     (0.16)       3.53           --          (1.49)        24.57
  1998          14.26     (0.19)       8.82           --          (0.20)        22.69

-----------------
PBHG LIMITED FUND
-----------------

  PBHG CLASS
  2002 1        $9.42    $(0.10)      $0.22           --       $  (0.14)        $9.40
  2001 1        23.11     (0.08)      (8.17)          --          (5.44)         9.42
  2000 1        11.95     (0.12)      15.20           --          (3.92)        23.11
  1999 1        14.08     (0.10)      (1.45)          --          (0.58)        11.95
  1998           9.05     (0.10)       5.53           --          (0.40)        14.08

---------------------------
PBHG NEW OPPORTUNITIES FUND
---------------------------

  PBHG CLASS
  2002 1       $27.77    $(0.30)     $(1.36)          --           --          $26.11
  2001 1        98.19     (0.48)     (43.78)          --      $(26.16)          27.77
  2000 1        16.47     (0.71)      85.60           --        (3.17)          98.19
  1999 2        13.52     (0.01)       2.96           --           --           16.47

-----------------------
PBHG SELECT EQUITY FUND
-----------------------

  PBHG CLASS
  2002 1       $26.58    $(0.25)     $(3.59)          --           --          $22.74
  2001 1        77.81     (0.24)     (48.55)          --       $(2.44)          26.58
  2000 1        25.93     (0.34)      58.71           --        (6.49)          77.81
  1999 1        24.15     (0.21)       1.99           --           --           25.93
  1998          15.91     (0.44)       8.68           --           --           24.15

-----------------------
PBHG CLIPPER FOCUS FUND
-----------------------

(PREDECESSOR -- CLIPPER FOCUS PORTFOLIO -- INSTITUTIONAL CLASS)

  PBHG CLASS
  2002 3       $15.92     $0.20       $2.34        $(0.14)    $ (1.92)         $16.40
  2001 4        10.87      0.21        5.49         (0.21)      (0.44)          15.92
  2000 4        12.19      0.16       (1.18)        (0.16)      (0.14)          10.87
  1999 4,5      10.00      0.05        2.18         (0.04)         --**         12.19


                                                                                             Ratio
                                                                                             of Net
                                                                                Ratio      Investment
                                                     Ratio        Ratio      of Expenses  Income (Loss)
                                                  of Expenses    of Net       to Average   to Average
                               Net                 to Average   Investment    Net Assets   Net Assets
                             Assets      Ratio      Net Assets    Income      (Excluding   (Excluding
                               End    of Expenses  (Including     (Loss)        Waivers     Waivers)    Portfolio
                  Total    of Period   to Average    Expense     to Average   and Expense  and Expense   Turnover
                 Return      (000)    Net Assets    Reduction)   Net Assets   Reduction)    Reduction)     Rate
-----------------------------------------------------------------------------------------------------------------
----------------------
PBHG LARGE CAP 20 FUND
----------------------
  PBHG CLASS
  2002 1       (14.94)%       $333,115       1.36%       1.35%      (0.66)%      1.36%       (0.67)%    152.53%
  2001 1       (53.84)%        501,921       1.23%       1.23%      (0.34)%      1.23%       (0.34)%    142.46%
  2000 1       117.88%       1,083,460       1.23%       1.23%      (0.82)%      1.23%       (0.82)%    147.35%
  1999 1        52.52%         603,077       1.27%       1.27%      (0.64)%      1.27%       (0.64)%     76.41%
  1998          72.76%         192,631       1.41%       1.41%      (0.79)%      1.41%       (0.79)%     98.27%

--------------------------
PBHG LARGE CAP GROWTH FUND
--------------------------

  PBHG CLASS
  2002 1       (14.10)%       $258,297       1.26%       1.25%      (0.62)%      1.26%       (0.63)%    148.93%
  2001 1       (36.55)%        327,689       1.18%       1.18%      (0.14)%      1.18%       (0.14)%    146.18%
  2000 1        98.60%         256,965       1.17%       1.17%      (0.79)%      1.17%       (0.79)%    184.36%
  1999 1        15.90%         144,089       1.25%       1.25%      (0.71)%      1.25%       (0.71)%     46.16%
  1998          60.80%         145,662       1.22%       1.22%      (0.79)%      1.22%       (0.79)%     46.56%

-----------------
PBHG LIMITED FUND
-----------------

  PBHG CLASS
  2002 1         1.17%         $74,076       1.41%       1.40%      (1.04)%      1.41%       (1.05)%    156.08%
  2001 1       (42.99)%         77,505       1.33%       1.33%      (0.48)%      1.33%       (0.48)%     85.07%
  2000 1       137.27%         155,130       1.32%       1.32%      (0.76)%      1.32%       (0.76)%    107.78%
  1999 1       (11.01)%        108,011       1.40%       1.40%      (0.81)%      1.40%       (0.81)%    111.07%
  1998          60.78%         178,168       1.40%       1.40%      (0.72)%      1.40%       (0.72)%     81.36%

---------------------------
PBHG NEW OPPORTUNITIES FUND
---------------------------

  PBHG CLASS
  2002 1        (5.98)%        $47,813       1.44%       1.43%      (1.13)%      1.44%       (1.14)%    295.41%
  2001 1       (54.38)%         65,357       1.34%       1.34%      (0.76)%      1.34%       (0.76)%    267.34%
  2000 1       529.94%         355,600       1.34%       1.34%      (1.15)%      1.34%       (1.15)%    668.31%
  1999 2        21.82%+         16,742       1.50%*      1.50%*     (0.80)%*     1.59%*      (0.89)%*   109.43%+

-----------------------
PBHG SELECT EQUITY FUND
-----------------------

  PBHG CLASS
  2002 1       (14.45)%       $413,134       1.38%       1.37%      (0.94)%      1.38%       (0.95)%    301.58%
  2001 1       (64.23)%        662,551       1.26%       1.26%      (0.43)%      1.26%       (0.43)%    157.72%
  2000 1       240.82%       1,691,298       1.18%       1.18%      (0.68)%      1.18%       (0.68)%    200.56%
  1999 1         7.37%         235,904       1.34%       1.34%      (0.90)%      1.34%       (0.90)%     56.59%
  1998          51.79 %        336,076       1.35%       1.35%      (1.15)%      1.35%       (1.15)%     72.16%

-----------------------
PBHG CLIPPER FOCUS FUND
-----------------------

(PREDECESSOR -- CLIPPER FOCUS PORTFOLIO -- INSTITUTIONAL CLASS)

  PBHG CLASS
  2002 3        17.48%+       $621,735       1.40%*      1.40%*      1.26%*      1.44%*       1.23%*     39.02%+
  2001 4        53.22%         272,069       1.40%       1.40%       1.41%       1.41%        1.40%     111.00%
  2000 4        (8.39)%         84,226       1.40%       1.40%       1.47%       1.47%        1.40%      54.00%
  1999 4,5      22.33%+         64,135       1.40%*      1.40%*      1.05%*      2.08%*       0.37%*     22.00%+




                  Net              Realized and                                  Net
                 Asset      Net     Unrealized   Distributions  Distributions   Asset
                 Value  Investment   Gains or      from Net        from         Value
               Beginning  Income     (Losses)     Investment      Capital       End
               of Period  (Loss)   on Securities    Income         Gains     of Period
------------------------------------------------------------------------------------------

-----------------------
PBHG FOCUSED VALUE FUND
-----------------------

  PBHG CLASS
  2002 1       $17.41    $(0.04)    $(1.03)        $(0.06)      $ (0.08)       $16.20
  2001 1        18.51      0.07      (0.74)            --         (0.43)        17.41
  2000 1        10.46     (0.01)      8.93             --         (0.87)        18.51
  1999 2        10.32        --       0.14             --            --         10.46

-------------------------
PBHG LARGE CAP VALUE FUND
-------------------------

  PBHG CLASS
  2002 1       $13.90     $0.03     $(0.57)        $(0.02)           --        $13.34
  2001 1        11.97      0.21       2.21          (0.08)       $(0.41)        13.90
  2000          13.85      0.12       1.78          (0.08)        (3.70)        11.97
  1999          13.01      0.08       2.45          (0.10)        (1.59)        13.85
  1998          10.11      0.02       3.84          (0.06)        (0.90)        13.01

-----------------------
PBHG MID-CAP VALUE FUND
-----------------------

  PBHG CLASS
  2002 1       $14.44    $(0.02)     $1.32             --            --        $15.74
  2001 1        13.82      0.09       1.20         $(0.03)       $(0.64)        14.44
  2000 1        15.09     (0.02)      5.03             --         (6.28)        13.82
  1999          15.30        --       0.92             --         (1.13)        15.09
  1998 6        10.00     (0.01)      6.00             --         (0.69)        15.30

-------------------------
PBHG SMALL CAP VALUE FUND
-------------------------

  PBHG CLASS
  2002 1       $18.48    $(0.14)     $2.31             --            --        $20.65
  2001 1        18.75     (0.02)      0.58             --        $(0.83)        18.48
  2000 1        11.38     (0.08)      7.45             --            --         18.75
  1999 1        15.38     (0.09)     (3.06)            --         (0.85)        11.38
  1998 6        10.00     (0.03)      6.15             --         (0.74)        15.38

----------------------------
PBHG DISCIPLINED EQUITY FUND
----------------------------

(PREDECESSOR -- ANALYTIC ENHANCED EQUITY FUND)
  2002 8       $10.33     $0.02      $0.07             --**          --        $10.42
  2001 9        11.09      0.07      (0.76)        $(0.07)           --         10.33
  2000 9        12.31      0.06      (1.20)         (0.06)       $(0.02)        11.09
  1999 9        10.90      0.10       2.06          (0.10)        (0.65)        12.31
  1998 9         8.43      0.06       3.07          (0.07)        (0.59)        10.90
  1997 9         7.43      0.09       2.12          (0.10)        (1.11)         8.43

--------------------------------------------------------------------------------------------
PBHG GLOBAL TECHNOLOGY & COMMUNICATIONS FUND
--------------------------------------------------------------------------------------------

  PBHG CLASS
  2002 1        $4.95    $(0.08)    $(1.07)            --            --         $3.80
  2001 1,10     10.00     (0.12)     (4.93)            --            --          4.95

                                                                                             Ratio
                                                                                             of Net
                                                                              Ratio        Investment
                                                     Ratio        Ratio     of Expenses   Income (Loss)
                                                  of Expenses    of Net      to Average    to Average
                               Net                 to Average   Investment   Net Assets    Net Assets
                             Assets      Ratio      Net Assets    Income      (Excluding    (Excluding
                               End    of Expenses  (Including     (Loss)        Waivers     Waivers)    Portfolio
                  Total    of Period   to Average    Expense     to Average   and Expense  and Expense   Turnover
                 Return      (000)    Net Assets    Reduction)   Net Assets   Reduction)    Reduction)    Rate
-----------------------------------------------------------------------------------------------------------------

-----------------------
PBHG FOCUSED VALUE FUND
-----------------------

  PBHG CLASS
  2002 1        (6.18)%     $34,675      1.37%        1.36%       (0.24)%        1.37%      (0.25)%      433.98%
  2001 1        (3.59)%      58,724      1.34%        1.34%        0.37%         1.34%       0.37%       404.36%
  2000 1        89.17%       22,556      1.50%        1.50%       (0.10)%        1.55%      (0.15)%      853.36%
  1999 2         1.36%+       3,658      1.50%*       1.50%*       0.09%*        2.67%*     (1.08)%*     173.09%+

-------------------------
PBHG LARGE CAP VALUE FUND
-------------------------

  PBHG CLASS
  2002 1        (3.86)%    $524,236      1.14%        1.13%        0.24%         1.14%       0.24%       947.66%
  2001 1        20.42%      425,414      1.16%        1.16%        0.91%         1.16%       0.91%      1184.89%
  2000          14.25%       32,922      1.11%        1.11%        0.71%         1.11%       0.71%      1018.03%
  1999          20.29%       44,922      1.01%        1.01%        0.59%         1.01%       0.59%       568.20%
  1998          39.47%       76,476      1.17%        1.17%        0.98%         1.17%       0.98%       403.59%

-----------------------
PBHG MID-CAP VALUE FUND
-----------------------

  PBHG CLASS
  2002 1         9.00%     $464,987      1.32%        1.31%       (0.15)%        1.32%      (0.15)%      236.85%
  2001 1         9.43%      231,117      1.35%        1.35%        0.40%         1.35%       0.40%       248.10%
  2000 1        42.21%       60,690      1.44%        1.44%       (0.15)%        1.44%      (0.15)%      742.57%
  1999           8.35%       56,981      1.33%        1.33%        0.01%         1.33%       0.01%       732.73%
  1998 6        61.06%+      54,173      1.47%*       1.47%*      (0.17)%*       1.47%*     (0.17)%*     399.96%+

-------------------------
PBHG SMALL CAP VALUE FUND
-------------------------

  PBHG CLASS
  2002 1        11.74%     $290,007      1.48%        1.48%       (0.72)%        1.48%      (0.72)%      144.85%
  2001 1         2.99%      251,994      1.49%        1.49%       (0.09)%        1.49%      (0.09)%      177.69%
  2000 1        64.76%       92,634      1.50%        1.50%       (0.56)%        1.58%      (0.64)%      352.85%
  1999 1       (20.93)%      69,787      1.48%        1.48%       (0.71)%        1.48%      (0.71)%      273.87%
  1998 6        62.27%+     125,834      1.49%*       1.49%*      (0.52)%*       1.49%*     (0.52)%*     263.04%+

----------------------------
PBHG DISCIPLINED EQUITY FUND
----------------------------

(PREDECESSOR -- ANALYTIC ENHANCED EQUITY FUND)
  2002 8         0.89%+    $101,615      0.99%*       0.99%*        0.63%*       1.33%*      0.29%*       65.99%+
  2001 9        (6.22)%      95,031      0.99%        0.99%         0.64%        1.09%       0.54%       229.00%
  2000 9        (9.33)%     118,545      0.97%        0.97%         0.53%        0.97%       0.53%       270.00%
  1999 9        20.06%      145,185      0.99%        0.99%         1.08%        1.11%       0.96%       261.00%
  1998 9        37.82%       33,889      1.26%        1.26%         0.78%        2.25%      (0.21)%      297.00%
  1997 9        29.86%        7,331      1.00%        1.00%         1.17%        2.24%      (0.07)%      189.00%

--------------------------------------------
PBHG GLOBAL TECHNOLOGY & COMMUNICATIONS FUND
--------------------------------------------

  PBHG CLASS
  2002 1       (23.23)%     $35,646      2.30%        2.15%        (1.75)%       2.60%      (2.20)%      192.61%
  2001 1,10    (50.50)%+     49,909      2.15%*       2.15%*       (1.57)%*      2.15%*     (1.57)%*     314.47%+

                                                                       122 & 123

FINANCIAL HIGHLIGHTS (CONCLUDED)



            Net                             Realized and
           Asset        Net                  Unrealized   Distributions   Distributions
           Value    Investment                Gains or       from Net         from        Return
         Beginning    Income   Redemption     (Losses)      Investment       Capital        of       Reverse
         of Period    (Loss)      Fees     on Securities      Income          Gains       Capital   Stock Split
-----------------------------------------------------------------------------------------------------------------
--------------
PBHG REIT FUND
--------------
(PREDECESSOR -- HEITMAN REAL ESTATE PORTFOLIO -- INSTITUTIONAL CLASS)
  PBHG CLASS
  2002 11  $8.78      $0.09        --          $0.80        $(0.09)           --             --          --
  2001 9    9.56       0.47        --           0.46         (0.45)       $(1.21)        $(0.05) 12      --
  2000 9    8.04       0.36        --           1.60         (0.36)           --          (0.08) 12      --
  1999 9    8.62       0.43        --          (0.54)        (0.47)           --             --          --
  1998 9   10.49       0.32        --          (1.88)        (0.31)           --             --          --
  1997 9   10.96       0.40        --           1.82         (0.45)        (2.24)            --          --

---------------------------------
PBHG STRATEGIC SMALL COMPANY FUND
---------------------------------

  PBHG CLASS
  2002 1  $12.08     $(0.13)       --          $1.42            --            --             --          --
  2001 1   19.34      (0.11)       --          (4.55)           --        $(2.60)            --          --
  2000 1   10.54      (0.13)       --          10.18            --         (1.25)            --          --
  1999 1   12.89      (0.11)       --          (1.78)           --         (0.46)            --          --
  1998      8.86      (0.11)       --           5.01            --         (0.87)            --          --

-------------------------------------
PBHG TECHNOLOGY & COMMUNICATIONS FUND
-------------------------------------

  PBHG CLASS
  2002 1  $19.70     $(0.21)       --         $(4.70)           --            --             --          --
  2001 1   85.02      (0.46)       --         (59.61)           --        $(5.25)            --          --
  2000 1   27.59      (0.54)       --          62.84            --         (4.87)            --          --
  1999 1   19.27      (0.19)       --           8.80            --         (0.29)            --          --
  1998     14.63      (0.23)       --           5.72            --         (0.85)            --          --

----------------------------------
PBHG IRA CAPITAL PRESERVATION FUND
----------------------------------

(PREDECESSOR -- IRA CAPITAL PRESERVATION PORTFOLIO)
  PBHG CLASS
  2002 13 $10.00      $0.20        --**           --        $(0.20)       $(0.04)            --       $0.04 15
  2001 7   10.00       0.61     $0.01             --         (0.62)           --             --          --
  2000 7   10.00       0.65      0.01             --         (0.66)           --             --          --
  1999 7, 1410.00      0.11        --             --         (0.11)           --             --          --

-----------------------
PBHG CASH RESERVES FUND
-----------------------

  PBHG CLASS
  2002     $1.00      $0.03        --             --        $(0.03)           --             --          --
  2001      1.00       0.06        --             --         (0.06)           --             --          --
  2000      1.00       0.05        --             --         (0.05)           --             --          --
  1999      1.00       0.05        --             --         (0.05)           --             --          --
  1998      1.00       0.05        --             --         (0.05)           --             --          --


 * Annualized
** Amount is less than $0.01 per share.
 + Total return and portfolio turnover have not been annualized.
 1 Per share calculations were performed using average shares for the period.
 2 The PBHG New Opportunities Fund and the PBHG Focused Value Fund commenced operations on February 12, 1999.
 3 On December 14, 2001, the PBHG Clipper Focus Fund acquired the assets of the
   Clipper Focus Portfolio. The operations of the PBHG Clipper Focus Fund prior to the acquisition were those of the predecessor fund, the Clipper Focus Portfolio. The Clipper Focus Portfolio was a series of the UAM Funds Trust.
 4 For the year or period ended April 30.
 5 The PBHG Clipper Focus Fund commenced operations on September 10, 1998.
 6 The PBHG Mid-Cap Value Fund and the PBHG Small Cap Value Fund commenced operations on April 30, 1997.
 7 For the year or period ended October 31.
 8 On January 11, 2002, the PBHG Disciplined Equity Fund acquired the assets of the Analytic Enhanced Equity Fund. The operations of the PBHG Disciplined Equity Fund prior to the acquisition were those of the predecessor fund, the Analytic Enhanced Equity Fund. The Enhanced Equity Fund was a series of the UAM Funds, Inc. II.
 9 For the year ended December 31.
10 The PBHG Global Technology & Communications Fund commenced operations on May
   31, 2000.

                                                                                  Ratio         Ratio of
                                                      Ratio of      Ratio      of Expenses   Net Investment
                                                      Expenses      of Net     to Average     Income (Loss)
              Net                Net                  to Average   Investment   Net Assets      to Average
             Asset             Assets       Ratio     Net Assets    Income     (Excluding      Net Assets
             Value               End     of Expenses  (Including    (Loss)       Waivers   (Excluding Waivers    Portfolio
              End      Total  of Period   to Average    Expense   to Average   and Expense     and Expense        Turnover
           of Period  Return    (000)    Net Assets    Reduction)  Net Assets   Reduction)      Reduction)         Rate
----------------------------------------------------------------------------------------------------------------------------
--------------
PBHG REIT FUND
--------------
(PREDECESSOR -- HEITMAN REAL ESTATE PORTFOLIO -- INSTITUTIONAL CLASS)
  PBHG CLASS
  2002 11    $9.58    10.11%+  $76,679       1.36%*       1.36%*      4.20%*       1.47%*           4.09%*         25.08%+
  2001 9      8.78    10.41%    61,378       1.14%        1.14%       4.57%        1.14%            4.57%         139.00%
  2000 9      9.56    24.90%    75,013       1.36%        1.36%       4.14%        1.36%            4.14%          76.00%
  1999 9      8.04    (1.16)%   65,767       1.25%        1.25%       5.12%        1.25%            5.12%          49.00%
  1998 9      8.62   (15.12)%   79,717       1.22%        1.22%       3.14%        1.22%            3.14%          80.00%
  1997 9     10.49    21.12%   134,746       1.09%        1.09%       3.57%        1.09%            3.57%          90.00%

---------------------------------
PBHG STRATEGIC SMALL COMPANY FUND
---------------------------------

  PBHG CLASS
  2002 1    $13.37    10.68%   $86,243       1.50%        1.49%      (0.96)%       1.50%           (0.97)%        118.88%
  2001 1     12.08   (27.04)%   76,331       1.50%        1.50%      (0.63)%       1.50%           (0.63)%        143.04%
  2000 1     19.34    99.74%    75,225       1.50%        1.50%      (0.93)%       1.55%           (0.98)%        240.55%
  1999 1     10.54   (14.52)%   48,029       1.50%        1.50%      (0.97)%       1.54%           (1.01)%        140.89%
  1998       12.89    56.54%   111,983       1.45%        1.45%      (0.92)%       1.45%           (0.92)%        215.46%

-------------------------------------
PBHG TECHNOLOGY & COMMUNICATIONS FUND
-------------------------------------

  PBHG CLASS
  2002 1    $14.79   (24.92)% $581,091       1.39%        1.38%      (1.17)%       1.39%           (1.19)%        185.33%
  2001 1     19.70   (74.20)  %920,965       1.25%        1.25%      (0.81)%       1.25%           (0.81)%        291.41%
  2000 1     85.02   233.99% 3,843,946       1.19%        1.19%      (0.96)%       1.19%           (0.96)%        362.38%
  1999 1     27.59    45.33%   536,405       1.34%        1.34%      (0.96)%       1.34%           (0.96)%       276.07%
  1998       19.27    38.29%   495,697       1.30%        1.30%      (0.91)%       1.30%           (0.91)%        259.89%

----------------------------------
PBHG IRA CAPITAL PRESERVATION FUND
----------------------------------

(PREDECESSOR -- IRA CAPITAL PRESERVATION PORTFOLIO)
  PBHG CLASS
  2002 13   $10.00     1.98%+ $518,004       1.00%*       1.00%*      4.67%*       1.32%*           4.35%*        116.91%+
  2001 7     10.00     6.34%    71,298       1.00%        1.00%       5.97%        1.62%            5.35%         196.00%
  2000 7     10.00     6.80%    24,065       1.03%        1.03%       6.53%        1.84%            5.69%          72.00%
  1999 7,    10.00     1.12%+      867       1.00%*       1.00%*      6.67%*      46.23%*         (38.56)%*       137.00%+

-----------------------
PBHG CASH RESERVES FUND
-----------------------

  PBHG CLASS
  2002       $1.00     2.55%  $107,513       0.59%        0.58%       2.92%        0.59%            2.91%           n/a
  2001        1.00     5.98%   525,463       0.52%        0.52%       5.78%        0.52%            5.78%           n/a
  2000        1.00     4.81%   579,458       0.69%        0.69%       4.78%        0.69%            4.78%           n/a
  1999        1.00     4.84%   144,239       0.70%        0.70%       4.72%        0.70%            4.72%           n/a
  1998        1.00     5.13%   117,574       0.68%        0.68%       5.00%        0.68%            5.00%           n/a


11 On December 14, 2001, the PBHG REIT Fund acquired the assets of the Heitman
   Real Estate Portfolio. The operations of the PBHG REIT Fund prior to the acquisition were those of the predecessor fund, the Heitman Real Estate Portfolio. The Heitman Real Estate Portfolio was a series of UAM Funds Trust.
12 Historically, the PBHG REIT Fund has distributed to its shareholders amounts approximating dividends received from the REITs. A portion of such distributions may include a return of capital.
13 On January 11, 2002, the PBHG IRA Capital Preservation Fund acquired the assets of the IRA Capital Preservation Portfolio. The operations of the PBHG IRA Capital Preservation Fund prior to the acquisition were those of the predecessor fund, the IRA Capital Preservation Portfolio. The IRA Capital Preservation Portfolio was a series of the UAM Funds Trust.
14 The PBHG IRA Capital Preservation Fund commenced operations on August 31,
   1999.
15 In order to comply with requirements of the Internal Revenue Code applicable to regulated investment companies, the Fund is required to distribute accumulated net realized gains, if any, on an annual basis. When such distributions are made, the immediate impact is a corresponding reduction in net asset value per share. Given the objective of the Fund to maintain a stable net asset value of $10 per share the Fund intends to declare a reverse stock split immediately subsequent to any such distributions at a rate that will cause the total number of shares held by each shareholder including shares acquired on reinvestment of that distribution to remain the same as before the distribution was paid and in effect reinstate a net asset value of $10 per share.

   Amounts designated as "--" are either $0 or have been rounded to $0.

FOR MORE INFORMATION

PBHG FUNDS

For investors who want more information about the Funds, the following documents are available free upon request:

STATEMENT OF ADDITIONAL INFORMATION (SAI)
Provides more information about the Funds and is incorporated into this Prospectus by reference.

ANNUAL/SEMI-ANNUAL REPORTS
Provides financial and performance information about the Funds and their investments and a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during the last fiscal year or half-year.

TO OBTAIN INFORMATION AND
FOR SHAREHOLDER INQUIRIES

BY TELEPHONE
Call 1-800-433-0051

BY MAIL
PBHG Funds
P.O. Box 219534
Kansas City, MO 64121-9534

VIA THE INTERNET
www.pbhgfunds.com

You can find reports and other information about PBHG Funds on the EDGAR database on the SEC's Internet site at http://www.sec.gov, or by visiting the SEC's Public Reference Room in Washington, D.C. (1-202-942-8090). Copies of this information may be obtained, for a duplicating fee, by sending your written request to the SEC's Public Reference Section, Washington, D.C. 20549-0102, or by electronic request at publicinfo@sec.gov.

INVESTMENT ADVISER
Pilgrim Baxter & Associates, Ltd.

DISTRIBUTOR
PBHG Fund Distributors

SEC FILE NUMBER 811-04391

PBHG Prospectus -- 1/03

                      [This page intentionally left blank]

                      [This page intentionally left blank]

                      [This page intentionally left blank]

PBHG FUNDS
PRIVACY POLICY

PROTECTING YOUR
PERSONAL INFORMATION

The PBHG Funds has adopted a privacy policy to protect the nonpublic personal information that you provide to us. In order to establish and service your account, we collect personal information about you from information we receive on your application, such as your name and address. We also retain information regarding your transactions with us and our affiliates, such as account balances and exchanges.

Occasionally, we may disclose this information to companies that perform services for the Funds, such as other financial institutions with whom we have joint marketing agreements, or to the Funds' proxy solicitors. These companies may only use this information in connection with the services they provide to the Fund, and not for any other purpose. We may also disclose this information to the extent permitted or required by law, such as to our service providers to process your transactions or to maintain your account, or as a result of a court order. We otherwise will not disclose any nonpublic personal information about our customers or former customers to any other party for any other purpose without first providing notification to our customers or former customers. You would then be given an opportunity to "opt out" if you did not want information to be released.

We utilize a number of measures to protect your confidential information. Only our employees and those of our service providers who need nonpublic personal information in order to provide services to you have access to that data. All other persons are restricted from accessing that information. Furthermore, we maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information. We respect and value the trust you have placed in us and work diligently to preserve that relationship.


                     THIS PAGE IS NOT PART OF THE PROSPECTUS

   PBHG LIMITED FUND                              PBHG NEW OPPORTUNITIES FUND
     A PORTFOLIO OF                                     A PORTFOLIO OF
       PBHG FUNDS                                         PBHG FUNDS
                                 P.O. BOX 219534
                           KANSAS CITY, MISSOURI 64121
                                                                  April 30, 2003

Dear Shareholder:

         Enclosed is a combined proxy statement and prospectus seeking approval of two separate fund reorganizations:

         o Shareholders of PBHG Limited Fund ("Limited Fund") are being asked to approve a proposed combination of Limited Fund with PBHG Emerging Growth Fund ("Emerging Growth Fund").

         o Shareholders of PBHG New Opportunities Fund ("New Opportunities Fund") are being asked to approve a proposed combination of New Opportunities Fund with Emerging Growth Fund.

         The investment objectives of Limited Fund and New Opportunities Fund are similar to that of Emerging Growth Fund. Limited Fund seeks long-term capital appreciation and New Opportunities Fund seeks capital appreciation. Emerging Growth Fund seeks long-term growth of capital. Pilgrim Baxter & Associates, Ltd. ("Pilgrim Baxter") serves as the investment adviser to each fund.

         Emerging Growth Fund is a significantly larger fund than both Limited Fund and New Opportunities Fund. The net assets of Limited Fund have steadily decreased from approximately $189 million in March 2000 to approximately $39 million at December 31, 2002, and the net assets of New Opportunities Fund have decreased from approximately $617 million in March 2000 to approximately $30 million at December 31, 2002. Emerging Growth Fund's ratio of expenses to net assets, before application of current fee waivers and expense limitations, is lower than that of Limited Fund and New Opportunities Fund. Pilgrim Baxter has advised the Board of Trustees that in light of Limited Fund's and New Opportunities Fund's small asset bases and higher expense ratios, Limited Fund and New Opportunities Fund will be unable to remain viable in the future as stand-alone investment options. After considering various alternatives, the Board of Trustees concluded that combining Limited Fund and New Opportunities Fund with Emerging Growth Fund would serve the best interests of Limited Fund and New Opportunities Fund and their shareholders. The accompanying document describes the proposed transactions and compares the investment policies, operating expenses and performance of the funds for your evaluation.

         Shareholders of Limited Fund are being asked to approve a Plan of Reorganization for Limited Fund which provides for the reclassification and change of the outstanding shares of Limited Fund into shares of Emerging Growth Fund based upon their respective net asset values. Shareholders of New Opportunities Fund are being asked to approve a Plan of Reorganization for New Opportunities Fund which provides for the reclassification and change of the outstanding shares of New Opportunities Fund into shares of Emerging Growth Fund based upon their respective net asset values. Each proposed reorganization is independent of, and not contingent upon, the approval of the other reorganization. After careful consideration, the Board of Trustees recommends that you vote FOR the proposals after carefully reviewing the enclosed materials.

         YOUR VOTE IS IMPORTANT. Please take a moment now to sign and return your proxy card in the enclosed postage paid return envelope. If we do not hear from you after a reasonable amount of time you may receive a telephone call from our proxy solicitor, reminding you to vote your shares. You may also vote your shares on the web by following the instructions that appear on the enclosed proxy insert, or by calling the telephone number printed on your proxy card and following the instructions provided.

                                   Sincerely,



                                   /S/HAROLD J. BAXTER



                                   Harold J. Baxter
                                   Chairman

[BLANK PAGE]

        PBHG LIMITED FUND                         PBHG NEW OPPORTUNITIES FUND
          A PORTFOLIO OF                                A PORTFOLIO OF
            PBHG FUNDS                                    PBHG FUNDS
         P.O. BOX 219534                                P.O. BOX 219534
    KANSAS CITY, MISSOURI 64121                   KANSAS CITY, MISSOURI 64121

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON JUNE 19, 2003


         NOTICE IS HEREBY GIVEN that a Special Meeting of shareholders of PBHG Limited Fund ("Limited Fund") and a Special Meeting of shareholders of PBHG New Opportunities Fund ("New Opportunities Fund"), each an investment portfolio of PBHG Funds ("PBHG Funds"), will be held at the offices of Pilgrim Baxter & Associates, Ltd., 1400 Liberty Ridge Drive, Wayne, Pennsylvania 19087-5593, on June 19, 2003, at 10:30 A.M., local time, and 11:00 A.M., local time, respectively, for the following purposes:

         1. To approve a Plan of Reorganization for Limited Fund (the "Limited Fund Plan of Reorganization") and the consummation of the transactions contemplated therein. The Limited Fund Plan of Reorganization provides for the reclassification and change of the issued and outstanding Limited Fund shares into shares of PBHG Emerging Growth Fund ("Emerging Growth Fund") of the same class (the "Limited Fund Reorganization"). The value of each Limited Fund shareholder's account with Emerging Growth Fund immediately after the Limited Fund Reorganization will be the same as the value of such shareholder's account with Limited Fund immediately prior to the Limited Fund Reorganization. The Limited Fund Reorganization has been structured as a tax-free transaction.

         2. To approve a Plan of Reorganization for New Opportunities Fund (the "New Opportunities Fund Plan of Reorganization") and the consummation of the transactions contemplated therein. The New Opportunities Fund Plan of Reorganization provides for the reclassification and change of the issued and outstanding New Opportunities Fund shares into shares of Emerging Growth Fund of the same class (the "New Opportunities Fund Reorganization"). The value of each New Opportunities Fund shareholder's account with Emerging Growth Fund immediately after the New Opportunities Fund Reorganization will be the same as the value of such shareholder's account with New Opportunities Fund immediately prior to the New Opportunities Fund Reorganization. The New Opportunities Fund Reorganization has been structured as a tax-free transaction.

         3. To transact any other business, not currently contemplated, that may properly come before the Special Meetings, in the discretion of the proxies or their substitutes.

         Limited Fund Shareholders of record as of the close of business on April 10, 2003, are entitled to notice of, and to vote at, the Limited Fund Special Meeting or any adjournment thereof. New Opportunities Fund shareholders of record as of the close of business on April 10, 2003, are entitled to notice of, and to vote at, the New Opportunities Fund Special Meeting or any adjournment thereof.

         YOU ARE INVITED TO ATTEND THE SPECIAL MEETING OF THE FUND OR FUNDS OF WHICH YOU ARE A SHAREHOLDER, BUT IF YOU CANNOT DO SO, PLEASE COMPLETE AND RETURN IN THE ENCLOSED ENVELOPE THE ACCOMPANYING PROXY AS PROMPTLY AS POSSIBLE, WHICH IS BEING SOLICITED BY THE MANAGEMENT OF PBHG FUNDS. THIS IS IMPORTANT FOR THE PURPOSE OF ENSURING A QUORUM AT THE SPECIAL MEETINGS. YOU MAY ALSO VOTE YOUR SHARES BY THE TELEPHONE NUMBER ON YOUR PROXY CARD, OR ON THE WEB. YOU MAY REVOKE YOUR PROXY AT ANY TIME BEFORE IT IS EXERCISED BY THE SUBSEQUENT EXECUTION AND SUBMISSION OF A REVISED PROXY, BY GIVING WRITTEN NOTICE OF REVOCATION TO PBHG FUNDS AT ANY TIME BEFORE THE PROXY IS EXERCISED OR BY VOTING IN PERSON AT THE SPECIAL MEETINGS.



                                    /S/JOHN M. ZERR

                                    John M. Zerr
                                    Secretary

April 30, 2003

[BLANK PAGE]

    PBHG LIMITED FUND                              PBHG NEW OPPORTUNITIES FUND

                            PBHG EMERGING GROWTH FUND
                               EACH A PORTFOLIO OF
                                   PBHG FUNDS

                                 P.O. BOX 219534
                           KANSAS CITY, MISSOURI 64121
                            TOLL FREE: (800) 433-0051

                     COMBINED PROXY STATEMENT AND PROSPECTUS


                              Dated: April 30, 2003

         This document is being furnished to you in connection with the Special Meeting of shareholders of PBHG Limited Fund ("Limited Fund"), an investment portfolio of PBHG Funds ("PBHG Funds"), a Delaware statutory trust (the "Limited Fund Special Meeting"), and in connection with the Special Meeting of shareholders of PBHG New Opportunities Fund ("New Opportunities Fund"), an investment portfolio of PBHG Funds (the "New Opportunities Fund Special Meeting"). The Special Meetings will each be held on June 19, 2003.

         At the Limited Fund Special Meeting, the shareholders of Limited Fund will be asked to consider and approve a Plan of Reorganization for Limited Fund and the consummation of the transactions described therein, as further described in this Combined Proxy Statement and Prospectus (the "Limited Fund Plan of Reorganization"). THE BOARD OF TRUSTEES OF PBHG FUNDS HAS UNANIMOUSLY APPROVED THE LIMITED FUND PLAN OF REORGANIZATION AS BEING IN THE BEST INTERESTS OF LIMITED FUND SHAREHOLDERS.

         At the New Opportunities Fund Special Meeting, the shareholders of New Opportunities Fund will be asked to consider and approve a Plan of Reorganization for New Opportunities Fund and the consummation of the transactions described therein, as further described in this Combined Proxy Statement and Prospectus (the "New Opportunities Fund Plan of Reorganization" and, together with the Limited Fund Plan of Reorganization, the "Plans of Reorganization"). THE BOARD OF TRUSTEES OF PBHG FUNDS HAS UNANIMOUSLY APPROVED THE NEW OPPORTUNITIES FUND PLAN OF REORGANIZATION AS BEING IN THE BEST INTERESTS OF NEW OPPORTUNITIES FUND SHAREHOLDERS.

         The Plans of Reorganization provide for the reclassification of the shares of Limited Fund and New Opportunities Fund and the change of the outstanding shares of Limited Fund and New Opportunities Fund into shares of the PBHG Emerging Growth Fund ("Emerging Growth Fund" and, together with Limited Fund and New Opportunities Fund, the "Funds"). All of the assets and liabilities of Limited Fund and New Opportunities Fund will become assets and liabilities of Emerging Growth Fund. The value of each Limited Fund and New Opportunities Fund shareholder's account with Emerging Growth Fund immediately after the Reorganizations will be the same as the value of such shareholder's account with Limited Fund and New Opportunities Fund, as the case may be, immediately before the Reorganizations.

         The investment objective of Emerging Growth Fund is similar to the investment objectives of Limited Fund and New Opportunities Fund. Emerging Growth Fund seeks long-term growth of capital. Limited Fund seeks long-term capital appreciation and New Opportunities Fund seeks capital appreciation.

         All three Funds seek to achieve their investment objective by investing primarily in small growth companies. Limited Fund and New Opportunities Fund seek to meet their investment objectives by focusing on growth companies whose market capitalizations or annual revenues are $250 million or less and $1 billion or less, respectively. Emerging Growth Fund seeks to meet its investment objective by focusing on growth companies whose market capitalizations or annual revenues are $500 million or less. Pilgrim Baxter & Associates, Ltd. ("Pilgrim Baxter") serves as the investment adviser to all three Funds. See "Comparison of Investment Objectives, Policies and Restrictions."

         This Combined Proxy Statement and Prospectus ("Proxy Statement/Prospectus") sets forth the information that shareholders of Limited Fund should know before voting on the Limited Fund Plan of Reorganization, and the information that shareholders of New Opportunities Fund should know before voting on the New Opportunities Fund Plan of Reorganization. Shareholders should read and retain this Proxy Statement/Prospectus for future reference. The Statement of Additional Information related to this Proxy Statement/Prospectus, dated April 30, 2003, is available on request and without charge by contacting PBHG Funds at the address or telephone number below, and is hereby incorporated by reference.

         The current prospectus for each of Limited Fund, New Opportunities Fund and Emerging Growth Fund, each dated July 29, 2002 as supplemented January 7, 2003 and March 12, 2003, together with the related Statement of Additional Information also dated July 29, 2002 as supplemented January 7, 2003, and April 14, 2003 are on file with the Securities and Exchange Commission (the "SEC") and are incorporated into this Proxy Statement/Prospectus by this reference. A copy of the current prospectus of PBHG Funds, including all supplements, is included as Appendix III to this Proxy Statement/ Prospectus. These documents are available without charge by writing to PBHG Funds, P.O. Box 219534, Kansas City, Missouri 64121-9534, or by calling (800) 433-0051. The SEC maintains a Web site at http://www.sec.gov that contains the prospectus and statement of additional information described above, material incorporated by reference, and other information about PBHG Funds. You can obtain additional information about Limited Fund, New Opportunities Fund and Emerging Growth Fund on the Web at http://www.pbhgfunds.com.

         AS WITH ALL OTHER MUTUAL FUND SECURITIES, THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED WHETHER THE INFORMATION IN THIS PROXY STATEMENT/PROSPECTUS IS ADEQUATE OR ACCURATE. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIME.

                                TABLE OF CONTENTS

                                                                            Page
INTRODUCTION ..............................................................   1
SUMMARY ...................................................................   2
         Reorganizations ..................................................   2
         Background and Reasons for the Reorganizations ...................   2
         Comparison of Limited Fund, New Opportunities
            Fund and Emerging Growth Fund .................................   3
RISK FACTORS ..............................................................   8
         Comparative Risks ................................................   8
         Risks Associated with Emerging Growth Fund .......................   8
COMPARISON OF INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS ............   8
         Investment Objectives ............................................   8
         Investment Policies ..............................................   8
         Investment Restrictions ..........................................   9
FINANCIAL HIGHLIGHTS ......................................................  10
ADDITIONAL INFORMATION ABOUT THE PLANS OF REORGANIZATION ..................  11
         The Reorganizations ..............................................  11
         Board Considerations .............................................  11
         Other Terms ......................................................  14
         Federal Income Tax Consequences ..................................  14
         Capital Loss Carryforward ........................................  15
CAPITALIZATION ............................................................  16
ADDITIONAL INFORMATION ABOUT THE FUNDS ....................................  16
         Investment Management ............................................  16
MANAGEMENT'S DISCUSSION AND ANALYSIS OF PERFORMANCE .......................  17
RIGHTS OF SHAREHOLDERS ....................................................  19
OWNERSHIP OF LIMITED FUND, NEW OPPORTUNITIES FUND
   AND EMERGING GROWTH FUND SHARES ........................................  19
         Significant Holders ..............................................  19
         Ownership of Trustees and Officers ...............................  20
LEGAL MATTERS .............................................................  21
INFORMATION FILED WITH THE SECURITIES AND EXCHANGE COMMISSION .............  21
ADDITIONAL INFORMATION ABOUT EMERGING GROWTH FUND .........................  21
APPENDIX I ...............................  Limited Fund Plan of Reorganization
APPENDIX II ....................  New Opportunities Fund Plan of Reorganization
APPENDIX III ........................................  Prospectus of PBHG Funds

         [BLANK PAGE]

                                  INTRODUCTION

         This Proxy Statement/Prospectus is furnished to you in connection with the solicitation of proxies by PBHG Funds' Board of Trustees for use at the Limited Fund Special Meeting and the New Opportunities Fund Special Meeting to be held at the offices of Pilgrim Baxter & Associates, Ltd., 1400 Liberty Ridge Drive, Wayne, Pennsylvania 19087-5593, on June 19, 2003, at 10:30 A.M. and 11:00 A.M. local time, respectively. Such meetings and any adjournments thereof are referred to as the "Special Meetings."

         We expect to solicit proxies principally by mail, but we may also solicit proxies by telephone, facsimile, telegraph or personal interview. Our officers will not receive any additional or special compensation for solicitation activities. We have also engaged the services of Georgeson Shareholder Communications, Inc. to assist in the solicitation of proxies. Pilgrim Baxter will reimburse Limited Fund, New Opportunities Fund and Emerging Growth Fund for the costs and expenses they incur in connection with the Reorganization. For Limited Fund and New Opportunities Fund, this will include expenses incurred in preparing, printing and mailing proxy materials for the Limited Fund Special Meeting and the New Opportunities Fund Special Meeting, respectively, and proxy solicitation costs. The cost of the solicitation of proxies is anticipated to be approximately $15,000 for the Limited Fund Reorganization and $12,000 for the New Opportunities Fund Reorganization.

         All properly executed and unrevoked proxies received in time for the Special Meetings will be voted in accordance with the instructions they contain. If no instructions are given, shares represented by proxies will be voted FOR the proposal to approve the Plans of Reorganization and in accordance with management's recommendation on other matters.

         The presence in person or by proxy of one-third of the outstanding shares of Limited Fund entitled to vote at the Limited Fund Special Meeting will constitute a quorum. At the Limited Fund Special Meeting, a quorum being present, approval of the Limited Fund Plan of Reorganization requires the affirmative vote of a majority of the votes cast. The presence in person or by proxy of one-third of the outstanding shares of New Opportunities Fund entitled to vote at the New Opportunities Fund Special Meeting will constitute a quorum. At the New Opportunities Fund Special Meeting, a quorum being present, approval of the New Opportunities Fund Plan of Reorganization requires the affirmative vote of a majority of the votes cast.

         Abstentions and broker non-votes will be counted as shares present at the Special Meetings for quorum purposes but will not be considered votes cast for or against approval of the Plans of Reorganization at the Special Meetings. Broker non-votes arise from a proxy returned by a broker holding shares for a customer which indicates that the broker has not been authorized by the customer to vote on a proposal. If you return a proxy, you may revoke it at any time prior to its exercise by executing a superseding proxy or by submitting a notice of revocation to the Secretary of PBHG Funds. In addition, although mere attendance at the Special Meetings will not revoke a proxy, if you attend a Special Meeting, you may withdraw your proxy and vote in person. Shareholders may also transact any other business not currently contemplated that may properly come before the Special Meetings in the discretion of the proxies or their substitutes.

         Shareholders of record as of the close of business on April 10, 2003 (the "Record Date"), are entitled to vote at the Special Meeting of that fund. On the Record Date, there were outstanding 6,523,637 PBHG Class shares of Limited Fund and 1,500,553 PBHG Class shares of New Opportunities Fund. Each share held entitles a shareholder to one vote for each dollar of net asset value of shares held by the shareholder.

         We intend to mail this Proxy Statement/Prospectus and the accompanying proxy on or about May 5, 2003.

                                     SUMMARY


REORGANIZATIONS

         The Limited Fund Plan of Reorganization provides for the reclassification and change of the issued and outstanding Limited Fund shares into Emerging Growth Fund shares (the "Limited Fund Reorganization"). The New Opportunities Fund Plan of Reorganization provides for the reclassification and change of the issued and outstanding New Opportunities Fund shares into Emerging Growth Fund shares (the "New Opportunities Fund Reorganization" and, together with the Limited Fund Reorganization, the "Reorganizations"). If shareholders of Limited Fund and New Opportunities Fund approve the Plans of Reorganization and other closing conditions are satisfied, all of the assets and liabilities of Limited Fund and New Opportunities Fund will become the assets and liabilities of Emerging Growth Fund, and the issued and outstanding PBHG Class shares of both Limited Fund and New Opportunities Fund will be changed into PBHG Class shares of Emerging Growth Fund that have a net asset value equal to the value of the Limited Fund and New Opportunities Fund net assets immediately prior to the Reorganization.

         The value of each Limited Fund shareholder's account with Emerging Growth Fund immediately after the Limited Fund Reorganization will be the same as the value of such shareholder's account with Limited Fund immediately prior to the Limited Fund Reorganization. Similarly, the value of each New Opportunities Fund shareholder's account with Emerging Growth Fund immediately after the New Opportunities Fund Reorganization will be the same as the value of such shareholder's account with New Opportunities Fund immediately prior to the New Opportunities Fund Reorganization. A copy of the Limited Fund Plan of Reorganization is attached as Appendix I to this Proxy Statement/Prospectus and a copy of the New Opportunities Fund Plan of Reorganization is attached as Appendix II to this Proxy Statement/Prospectus. See "Additional Information About the Plans of Reorganization" below.

         Each reorganization is independent of the other. A single Proxy Statement/Prospectus has been used to reduce expenses. It is not a condition to consummation of the Limited Fund Reorganization that New Opportunities Fund shareholders approve the New Opportunities Fund Reorganization. Nor is it a condition to consummation of the New Opportunities Fund Reorganization that Limited Fund shareholders approve the Limited Fund Reorganization.

         Limited Fund and New Opportunities Fund will each receive an opinion of Ballard Spahr Andrews & Ingersoll, LLP, to the effect that the Limited Fund Reorganization and the New Opportunities Fund Reorganization, respectively, will constitute a tax-free reorganization for Federal income tax purposes. Thus, shareholders will not have to pay Federal income taxes as a result of the Reorganizations. See "Additional Information About the Plans of Reorganization - Federal Income Tax Consequences" below.

         Emerging Growth Fund is a diversified investment portfolio of PBHG Funds, an open-end series management investment company registered under the Investment Company Act of 1940 (the "1940 Act"). The principal offices of PBHG Funds are located in Wayne, Pennsylvania (telephone: (800) 433-0051).


BACKGROUND AND REASONS FOR THE REORGANIZATIONS

         The Board of Trustees of PBHG Funds, including each of the independent trustees, has determined that the reorganization of Limited Fund into Emerging Growth Fund is in the best interests of both Limited Fund and Emerging Growth Fund and their shareholders. The Board further determined that the reorganization of New Opportunities Fund into Emerging Growth Fund is in the best interests of both New Opportunities Fund and Emerging Growth Fund and their shareholders. The Board also determined that the interests of the shareholders of Limited Fund, New Opportunities Fund and Emerging Growth Fund will not be diluted as a result of the Reorganizations.

         In evaluating the proposed Reorganizations, the Board of Trustees considered a number of factors, including:

         o The compatibility of the investment objectives and principal investment strategies of the Funds.

         o  The performance records of the Funds.

         o  The potential for greater operating efficiencies of the combined
            Funds.

         o The tax-free nature of the Reorganizations for Federal income tax purposes.

         o The undertaking by Pilgrim Baxter to reimburse each of the Funds for the expenses of the Reorganizations.

         o  The comparative expenses of the Funds.

         o  The potential growth and distribution benefits of the combined
            Funds.

         The Board of Trustees considered that each of Limited Fund, New Opportunities Fund and Emerging Growth Fund is a small cap growth fund. Pilgrim Baxter advised the Board that the combination of Limited Fund and New Opportunities Fund into Emerging Growth Fund will provide shareholders with the investment that is best positioned to gather additional assets when the environment for investing in small cap growth stocks becomes more favorable.

         Emerging Growth Fund is a larger fund than either Limited Fund or New Opportunities Fund and the net assets of Limited Fund and New Opportunities Fund have decreased significantly. The net assets of Limited Fund have decreased from approximately $210 million shortly after its inception in October 1996 to approximately $39 million as of December 31, 2002. Likewise, the net assets of New Opportunities Fund have decreased from approximately $617 million to approximately $30 million as of December 31, 2002. By contrast, Emerging Growth Fund had net assets, as of December 31, 2002, of approximately $223 million.

         Pilgrim Baxter advised the Board that Emerging Growth Fund's ratio of expenses to net assets, after giving effect to the Reorganizations, is expected to be approximately 0.03% lower than Limited Fund's annual ratio of expenses to net assets, and approximately 0.01% lower than New Opportunities Fund's annual ratio of expenses to net assets, before application of existing fee waivers and expense limitations. Limited Fund and New Opportunities Fund are subject to expense limitation agreements pursuant to which Pilgrim Baxter has contractually agreed to waive that portion, if any, of Limited Fund's and New Opportunities Fund's respective management fees and to pay certain expenses of the funds to the extent necessary to ensure that neither fund's total annual operating expenses exceed 1.50%. These expense waivers expire on March 31, 2004. Pilgrim Baxter advised the Board that is does not presently intend to continue such fee waivers.

         Accordingly, Pilgrim Baxter advised the Board of Trustees that in light of the relative sizes of Limited Fund and New Opportunities Fund and their higher expense ratios, it did not believe that either Limited Fund or New Opportunities Fund would remain viable as a separate investment portfolio in the future. After considering alternatives for the future of each of Limited Fund and New Opportunities Fund, the Board of Trustees concluded that both funds should be combined with Emerging Growth Fund.

         For additional information concerning the deliberations of the Board of Trustees on the Plans of Reorganization, see "Additional Information About the Plans of Reorganization."


COMPARISON OF LIMITED FUND, NEW OPPORTUNITIES FUND AND EMERGING GROWTH FUND INVESTMENT OBJECTIVES AND POLICIES

         The investment objectives of Limited Fund and New Opportunities Fund are similar to that of Emerging Growth Fund. Limited Fund seeks long-term capital appreciation and New Opportunities Fund seeks capital appreciation. Emerging Growth Fund seeks long-term growth of capital. In addition, the Funds follow similar investment strategies to achieve their investment objectives.

         EMERGING GROWTH FUND

         Under normal market conditions, Emerging Growth Fund invests at least 80% of its total assets in growth securities, such as common stocks, of small companies. These companies generally have market capitalizations similar to the market capitalizations of the companies in the Russell 2000(R) Growth Index at the time of Emerging Growth Fund's investment. As of June 30, 2002, the Russell 2000(R) Growth Index had market capitalizations between $26 million and $1.8 billion. The growth securities in Emerging Growth Fund are primarily common stocks that Pilgrim Baxter believes have strong historical earnings growth and expected earnings higher than the U.S. market as a whole, as measured by the S&P 500 Index. Pilgrim Baxter expects to focus primarily on those growth securities whose market capitalizations or annual revenues are $500 million or less at the time of purchase.

         The annual portfolio turnover rate for Emerging Growth Fund was 150.95% for the fiscal year ended March 31, 2002. That portfolio turnover rate will result in higher transaction costs for, and may result in additional taxes for shareholders of, Emerging Growth Fund. However, Limited Fund's and New Opportunities Fund's portfolio turnover rates for the same period were 156.08% and 295.41%, respectively.

         LIMITED FUND

         Under normal market conditions, Limited Fund invests at least 65% of its total assets in growth securities, such as common stocks, of small sized companies. The companies generally have market capitalizations similar to the market capitalizations of the companies in the Russell 2000(R) Growth Index at the time of Limited Fund's investment. As of June 30, 2002, the Russell 2000(R) Growth Index had market capitalization between $26 million and $1.8 billion. The growth securities in Limited Fund are primarily common stocks that Pilgrim Baxter believes have strong historical earnings growth and expected earnings higher than the U.S. market as a whole, as measured by the S&P 500 Index. Pilgrim Baxter expects to focus on those growth securities whose market capitalizations or annual revenues are $250 million or less at the time of purchase.

         NEW OPPORTUNITIES FUND

         Under normal market conditions, New Opportunities Fund invests at least 65% of its total assets in growth securities, such as common stocks, of companies in economic sectors which Pilgrim Baxter believes have above-average long-term growth potential. New Opportunities Fund will generally hold stocks of less than 50 small growth companies. These companies generally have market capitalizations similar to the market capitalizations of the companies in the Russell 2000(R) Growth Index at the time of New Opportunities Fund's investment. As of June 30, 2002, the Russell 2000(R) Growth Index had market capitalizations between $26 million and $1.8 billion. The growth securities in New Opportunities Fund are primarily common stocks. The sectors that Pilgrim Baxter believes have above-average long-term growth potential will change as the economy changes. As a result, New Opportunities Fund may or may not be invested in these or other sectors at any time. In addition, New Opportunities Fund may emphasize one or more sectors. For example, New Opportunities Fund may invest 100% of its total assets in one sector. Pilgrim Baxter expects to focus on those growth securities whose market capitalizations or annual revenues are under $1 billion at the time of purchase.

         INVESTMENT ADVISORY SERVICES

         Pilgrim Baxter serves as investment adviser to the Funds.

         Pilgrim Baxter is an indirect, wholly owned subsidiary of Old Mutual plc ("Old Mutual"). Old Mutual is an international financial services group based in London, with operations in life assurance, asset management, banking and general insurance. Old Mutual's principal offices are located at 3rd Floor, Landsdowne House, 57 Berkeley Square, London, WIX 50H, United Kingdom.

         SALES CHARGES

         No sales charges are applicable to the Reorganizations. Shares of the Funds are sold without an initial sales charge.

         PERFORMANCE

         Annual total returns for the periods indicated for PBHG Class shares of Emerging Growth Fund are shown below. The tables also compare the average annual returns of Emerging Growth Fund to those of a broad based securities market index. Emerging Growth Fund is authorized to issue Advisor Class shares which bear different expenses than PBHG Class shares. Past performance cannot guarantee comparable future results.



         [BAR CHART OMITTED, PLOT POINTS FOLLOWS]



1994         23.78%

1995         48.45%

1996         17.08%

1997         -3.67%

1998          3.00%

1999          48.34%

2000         -25.22%

2001         -32.56%

2002         -47.60%



         The year-to-date return of Emerging Growth Fund as of March 31, 2003 was -5.36%.

                        BEST QUARTER:      Q4 1999     45.85%

                        WORST QUARTER:     Q3 2001    -34.44%

                          AVERAGE ANNUAL TOTAL RETURNS
                              EMERGING GROWTH FUND
                    (FOR THE PERIODS ENDED DECEMBER 31, 2002)

                                                                                           SINCE INCEPTION
PBHG CLASS SHARES                                       1 YEAR             5 YEARS            (6/14/93)
-----------------                                       ---------         ---------           ---------
Return Before-Taxes                                      -47.60%           -16.59%              1.09%
Return After-Taxes on Distributions                      -47.60%           -17.10%              0.16%
Return After-Taxes on Distributions and
   Sale of Fund Shares                                   -29.22%           -11.76%              1.06%
--------------------------------------------------------------------------------------------------------
Russell 2000(R) Growth Index (1) (reflects no
   deductions for fees, expenses or taxes)               -30.26%           -6.59%               2.65%

(1) The since inception return for the Russell 2000(R) Growth Index was calculated as of May 31, 1993.

         After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or certain individual retirement accounts.

         Emerging Growth Fund's year-to-date return as of March 31, 2003 was -5.36%, as compared to -3.95% for Limited Fund and -7.00% for New Opportunities Fund.

         DISTRIBUTION; PURCHASE, EXCHANGE AND REDEMPTION

         Shares of the Funds are distributed by PBHG Fund Distributors. Purchase and redemption procedures are the same for Emerging Growth Fund, Limited Fund and New Opportunities Fund. Shares of the Funds may be exchanged for shares of other funds of PBHG Funds.

         OPERATING EXPENSES

         The shares of Emerging Growth Fund are a no-load investment, which means there are no fees or charges to buy or sell shares, to reinvest dividends or to exchange into other funds.

         A mutual fund's annual operating expenses are deducted from fund assets. Therefore, shareholders indirectly pay the fund's annual operating expenses. Information on the annual operating expenses of PBHG Class shares of Emerging Growth Fund and Limited Fund is shown below. Pro forma estimated expenses of Emerging Growth Fund, giving effect to the Limited Fund Reorganization, are also provided.


                         ANNUAL FUND OPERATING EXPENSES

                                  EMERGING                     EMERGING GROWTH
                                GROWTH FUND     LIMITED FUND    FUND PRO FORMA
                                ------------    ------------    ---------------
Management Fees                    0.85%           1.00%            0.85%
12b-1 Fees                          None           None             None
Other Expenses                     0.69            0.55             0.67
Total Fund Operating Expenses      1.54%(1)        1.55%(1)         1.52%
                                   -----           -----            -----
Fee Waiver                           --            0.05              --
Net Expenses                       1.54%           1.50%(2)         1.52%
                                   -----           -----            -----
                                   -----           -----            -----

------------------
(1) Total Fund Operating Expenses have been restated to reflect expense arrangements in effect as of December 31, 2002.

(2) For the fiscal year ending March 31, 2003, Pilgrim Baxter has contractually agreed to waive that portion, if any, of the annual management fees payable by Limited Fund and to pay certain expenses of the fund to the extent necessary to ensure that the total annual fund operating expenses (exclusive of certain expenses such as brokerage commissions and extraordinary expenses) do not exceed 1.50%. In any fiscal year in which the fund's assets are greater than $75 million and its total annual fund operating expenses (excluding certain expenses such as brokerage commissions and extraordinary expenses) are less than 1.50%. The fund's Board of Trustees may elect to reimburse Pilgrim Baxter for any fees it waived or expenses it reimbursed on the fund's behalf during the previous two fiscal years. The Board made no reimbursement election during the fiscal year ended March 31, 2003.

         Information on the annual operating expenses of PBHG Class shares of Emerging Growth Fund and New Opportunities Fund is shown below. Pro forma estimated expenses of Emerging Growth Fund, giving effect to the New Opportunities Fund Reorganization, are also provided.


                         ANNUAL FUND OPERATING EXPENSES

                                           EMERGING                   NEW                     EMERGING GROWTH
                                         GROWTH FUND          OPPORTUNITIES FUND               FUND PRO FORMA
                                          -----------          -----------------               ---------------
Management Fees                               0.85%                   1.00%                          0.85%
12b-1 Fees                                     None                   None                           None
Other Expenses                                0.69                    0.54                           0.68
Total Fund Operating Expenses                 1.54%(1)                1.54%(1)                       1.53%
                                              -----                   -----                          -----
Fee Waiver                                      --                    0.04                            --
Net Expenses                                  1.54%                   1.50%(2)                       1.53%
                                              -----                   -----                          -----
                                              -----                   -----                          -----



-----------------
(1) Total Fund Operating Expenses have been restated to reflect expense arrangements in effect as of December 31, 2002.

(2) For the fiscal year ending March 31, 2003, Pilgrim Baxter has contractually agreed to waive that portion, if any, of the annual management fees payable by New Opportunities Fund and to pay certain expenses of the fund to the extent necessary to ensure that the total annual fund operating expenses (exclusive of certain expenses such as brokerage commissions and extraordinary expenses) do not exceed 1.50%. In any fiscal year in which the fund's assets are greater than $75 million and its total annual fund operating expenses (excluding certain expenses such as brokerage commissions and extraordinary expenses) are less than 1.50%. The fund's Board of Trustees may elect to reimburse Pilgrim Baxter for any fees it waived or expenses it reimbursed on the fund's behalf during the previous two fiscal years. The Board made no reimbursement election during the fiscal year ended March 31, 2003.

         The following table provides Pro Forma estimated annual operating expenses of Emerging Growth Fund giving effect to the Limited Fund Reorganization and the New Opportunities Fund Reorganization.


                         ANNUAL FUND OPERATING EXPENSES

                                        EMERGING                  NEW                  LIMITED          EMERGING GROWTH
                                      GROWTH FUND         OPPORTUNITIES FUND            FUND             FUND PRO FORMA
                                      ------------         -----------------           -------          ----------------
Management Fees                           0.85%                  1.00%                  1.00%                  0.85%
12b-1 Fees                                None                   None                   None                   None
Other Expenses                            0.69                   0.54                   0.55                   0.65%
Total Fund Operating Expenses             1.54%(1)               1.54%(1)               1.55%(1)               1.50%
                                          -----                   -----                 -----                  -----
Fee Waiver                                  --                   0.04                   0.05                    --
Net Expenses                              1.54%                  1.50%(2)               1.50%(3)               1.50%
                                          -----                   -----                 -----                  -----
                                          -----                   -----                 -----                  -----

-----------------
(1) Total Fund Operating Expenses have been restated to reflect expense arrangements in effect as of December 31, 2002.

(2) For the fiscal year ending March 31, 2003, Pilgrim Baxter has contractually agreed to waive that portion, if any, of the annual management fees payable by New Opportunities Fund and to pay certain expenses of the fund to the extent necessary to ensure that the total annual fund operating expenses (exclusive of certain expenses such as brokerage commissions and extraordinary expenses) do not exceed 1.50%. In any fiscal year in which the fund's assets are greater than $75 million and its total annual fund operating expenses (excluding certain expenses such as brokerage commissions and extraordinary expenses) are less than 1.50%. The fund's Board of Trustees may elect to reimburse Pilgrim Baxter for any fees it waived or expenses it reimbursed on the fund's behalf during the previous two fiscal years. The Board made no reimbursement election during the fiscal year ended March 31, 2003.

(3) For the fiscal year ending March 31, 2003, Pilgrim Baxter has contractually agreed to waive that portion, if any, of the annual management fees payable by Limited Fund and to pay certain expenses of the fund to the extent necessary to ensure that the total annual fund operating expenses (exclusive of certain expenses such as brokerage commissions and extraordinary expenses) do not exceed 1.50%. In any fiscal year in which the fund's assets are greater than $75 million and its total annual fund operating expenses (excluding certain expenses such as brokerage commissions and extraordinary expenses) are less than 1.50%. The fund's Board of Trustees may elect to reimburse Pilgrim Baxter for any fees it waived or expenses it reimbursed on the fund's behalf during the previous two fiscal years. The Board made no reimbursement election during the fiscal year ended March 31, 2003.

         HYPOTHETICAL EXAMPLE OF EFFECT OF EXPENSES

         This example can help you to compare the cost of investing in the funds to the cost of investing in other mutual funds. The example assumes you invest $10,000 in the funds for the periods shown and then redeem all of your shares at the end of those periods. The example also assumes that you earned a 5% return on your investment each year, that you reinvested all of your dividends and distributions and that you paid the net expenses stated above for the one year period and the total expenses (which do not reflect any expense limitations) for years two through ten. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                        ONE           THREE            FIVE              TEN
                                                        YEAR          YEARS            YEARS            YEARS
                                                       ------         ------           ------           ------
Limited Fund PBHG Class                                 $153           $485             $840            $1,841
Emerging Growth Fund PBHG Class                         $157           $486             $839            $1,834
Emerging Growth Fund PBHG Class Pro Forma               $155           $480             $829            $1,813

                                                        ONE           THREE            FIVE              TEN
                                                        YEAR          YEARS            YEARS            YEARS
                                                       ------         ------           ------           ------
New Opportunities Fund PBHG Class                       $153           $483             $836            $1,831
Emerging Growth Fund PBHG Class                         $157           $486             $839            $1,834
Emerging Growth Fund PBHG Class Pro Forma               $156           $483             $834            $1,824

                                                        ONE           THREE            FIVE              TEN
                                                        YEAR          YEARS            YEARS            YEARS
                                                       ------         ------           ------           ------
Limited Fund PBHG Class                                 $153           $485             $840            $1,841
New Opportunities Fund PBHG Class                       $153           $483             $836            $1,831
Emerging Growth Fund PBHG Class                         $157           $486             $839            $1,834
Emerging Growth Fund PBHG Class Pro Forma               $153           $474             $818            $1,791


         FURTHER INFORMATION

         Additional information concerning Emerging Growth Fund is contained in this Proxy Statement/Prospectus and in the current prospectus for PBHG Funds that is included as Appendix III. Further information concerning Limited Fund and New Opportunities Fund can also be found in the PBHG Funds prospectus. The cover page describes how you may obtain further information.

                                  RISK FACTORS


COMPARATIVE RISKS

         Each of Emerging Growth Fund, Limited Fund and New Opportunities Fund seek to achieve their investment objectives, under normal market conditions, by investing in securities of small growth companies. Limited Fund and Emerging Growth Fund primarily invest in common stocks of small companies that Pilgrim Baxter believes have strong historical earnings growth and expected earnings higher than the U.S. market as a whole, as measured by the S&P 500 Index. As a result, the risks of investing in Limited Fund and Emerging Growth Fund are similar. However, Limited Fund currently focuses on securities of growth companies whose market capitalizations or annual revenues are $250 million or less at the time of purchase while Emerging Growth Fund focuses on securities of those growth companies whose market capitalizations or annual revenues are $500 million or less at the time of purchase.

         New Opportunities Fund also invests in small growth companies, but may focus its investments in a smaller number of securities and in particular economic sectors. A fund that focuses its investments in a smaller number of securities has increased risk because the price change of a single security has a greater impact on the fund's net asset value and will cause its shares to fluctuate in value more than it would in a fund that does not invest in a limited number of securities. Similarly, a fund that focuses its investments in a smaller number of economic sectors is more susceptible to economic, political or regulatory developments in that sector or group of sectors and such fund's performance may fluctuate more than that of a fund that does not focus on particular sectors.


RISKS ASSOCIATED WITH EMERGING GROWTH FUND

         The value of your investment in Emerging Growth Fund may go down, which means you could lose money.

         The prices of the securities in Emerging Growth Fund will fluctuate. These price movements may occur because of changes in the financial markets, the company's individual situation, or industry changes. These risks are greater for companies with smaller market capitalizations because they tend to have more limited product lines, markets and financial resources and may be dependent on a smaller management group than larger, more established companies.

         Emerging Growth Fund emphasizes small sized growth companies, so it is likely to be more volatile than the stock market in general, as measured by the S&P 500 Index. In addition, the growth securities in Emerging Growth Fund may never reach what Pilgrim Baxter believes are their full earnings growth potential and may go down in price.

         Although Emerging Growth Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.

         Your investment in Emerging Growth Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other governmental agency.



         COMPARISON OF INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS


INVESTMENT OBJECTIVES

         The investment objectives of Limited Fund and New Opportunities Fund are similar to that of Emerging Growth Fund. Limited Fund seeks long-term capital appreciation and New Opportunities Fund seeks capital appreciation. Emerging Growth Fund seeks long-term growth of capital.


INVESTMENT POLICIES

         A description of the investment policies of each of Emerging Growth Fund, Limited Fund and New Opportunities Fund is provided below.

         EMERGING GROWTH FUND

         Under normal market conditions, Emerging Growth Fund invests at least 80% of its total assets in growth securities, such as common stocks, of small companies. These companies generally have market capitalizations similar to the market capitalizations of the companies in the Russell 2000(R) Growth Index at the time of Emerging Growth Fund's investment. As of June 30, 2002, the Russell 2000(R) Growth Index had market capitalizations between $26 million and $1.8 billion. The growth securities in Emerging Growth Fund are primarily common stocks that Pilgrim Baxter believes have strong historical earnings growth and expected earnings higher than the U.S. market as a whole, as measured by the S&P

         500 Index. Pilgrim Baxter expects to focus primarily on those growth securities whose market capitalizations or annual revenues are $500 million or less at the time of purchase. The size of companies in the Russell 2000(R) Growth Index and those on which Pilgrim Baxter intends to focus Emerging Growth Fund's investments will change with market conditions and the composition of the index. Pilgrim Baxter uses its own fundamental research, computer models and proprietary measures of growth in determining which securities to buy and sell for Emerging Growth Fund. Emerging Growth Fund may sell a security for a variety of reasons, such as to invest in a company with more attractive growth prospects.

         LIMITED FUND

         Under normal market conditions, Limited Fund invests at least 65% of its total assets in growth securities, such as common stocks, of small sized companies. The companies generally have market capitalizations similar to the market capitalizations of the companies in the Russell 2000(R) Growth Index at the time of Limited Fund's investment. As of June 30, 2002, the Russell 2000(R) Growth Index had market capitalizations between $26 million and $1.8 billion. The growth securities in Limited Fund are primarily common stocks that Pilgrim Baxter believes have strong historical earnings growth and expected earnings higher than the U.S. market as a whole, as measured by the S&P 500 Index. Pilgrim Baxter expects to focus on those growth securities whose market capitalizations or annual revenues are $250 million or less at the time of purchase. The size of the companies in the Russell 2000(R) Growth Index and those on which Pilgrim Baxter intends to focus Limited Fund's investments will change with market conditions and the composition of the index. Pilgrim Baxter uses its own fundamental research, computer models and proprietary measures of growth in determining which securities to buy and sell for Limited Fund. Limited Fund may sell a security for a variety of reasons, such as to invest in a company with more attractive growth prospects.

         NEW OPPORTUNITIES FUND

         Under normal market conditions, New Opportunities Fund invests at least 65% of its total assets in growth securities, such as common stocks, of companies in economic sectors which Pilgrim Baxter believes have above-average long-term growth potential. New Opportunities Fund will generally hold stocks of less than 50 small growth companies. These companies generally have market capitalizations similar to the market capitalizations of the companies in the Russell 2000(R) Growth Index at the time of New Opportunities Fund's investment. As of June 30, 2002, the Russell 2000(R) Growth Index had market capitalizations between $26 million and $1.8 billion. The growth securities in New Opportunities Fund are primarily common stocks. The sectors that Pilgrim Baxter believes have above-average long-term growth potential will change as the economy changes. As a result, New Opportunities Fund may or may not be invested in these or other sectors at any time. In addition, New Opportunities Fund may emphasize one or more sectors. For example, New Opportunities Fund may invest 100% of its total assets in one sector. Pilgrim Baxter expects to focus on those growth securities whose market capitalizations or annual revenues are under $1 billion at the time of purchase. The size of the companies in the Russell 2000(R) Growth Index and those on which Pilgrim Baxter intends to focus New Opportunities Fund's investments will change with market conditions and the composition of the index. Pilgrim Baxter uses its own fundamental research, computer models and proprietary measures of growth in determining which securities to buy and sell for New Opportunities Fund. New Opportunities Fund may sell a security for a variety of reasons, such as to invest in a company with more attractive growth prospects.

         EMERGING GROWTH FUND MANAGEMENT

         Peter J. Niedland, CFA, has managed the Emerging Growth Fund since January 1, 2003. Mr. Niedland joined Pilgrim
Baxter's growth equity team  in 1993.

INVESTMENT RESTRICTIONS

         Since the Funds are each a separate series of PBHG Funds, each fund is currently subject to the same investment restrictions.

                              FINANCIAL HIGHLIGHTS

         Shown below are the financial highlights for PBHG Class shares of Emerging Growth Fund for the fiscal years ended March 31, 1998-2002 audited by PricewaterhouseCoopers LLP and for the unaudited six-month period ended September 30, 2002. The "Report of Independent Accountants" and financial statements are included in Emerging Growth Fund's annual report to shareholders for the fiscal year ended March 31, 2002. Emerging Growth Fund's annual report to shareholders dated March 31, 2002 and its semi-annual report to shareholders, dated September 30, 2002, which contains additional unaudited financial information, are available without charge upon request made to PBHG Funds at the address or telephone number appearing on the cover page of this Proxy Statement/Prospectus.


                     EMERGING GROWTH FUND PBHG CLASS SHARES

                                                   SIX MONTHS
                                                      ENDED
                                                   SEPTEMBER 30,                       YEAR ENDED MARCH 31,
                                                        2002        ----------------------------------------------------------
                                                  (UNAUDITED)(1)(2)   2002(1)    2001(1)     2000(1)       1999(1)       1998
                                                        --------    --------   --------    ----------    --------   ----------
Net asset value, beginning of period                      $14.23      $15.96     $40.00        $20.61      $25.83       $19.26
                                                        --------    --------   --------    ----------    --------   ----------
Income from investment operations:
  Net investment loss                                      (0.07)      (0.17)     (0.10)        (0.21)      (0.18)       (0.24)
  Net gains (losses) on securities
    (both realized and unrealized)                         (6.65)      (1.56)    (21.81)        20.76       (4.96)        6.81
                                                        --------    --------   --------    ----------    --------   ----------
  Total from investment operations                         (6.72)      (1.73)    (21.91)        20.55       (5.14)        6.57
                                                        --------    --------   --------    ----------    --------   ----------
Less distributions:
Dividends from net investment income                          --          --         --            --          --           --
                                                        --------    --------   --------    ----------    --------   ----------
Distributions from capital gains                              --          --      (2.13)        (1.16)      (0.08)          --
                                                        --------    --------   --------    ----------    --------   ----------
Total distributions                                           --          --      (2.13)        (1.16)      (0.08)          --
                                                        --------    --------   --------    ----------    --------   ----------
Net asset value, end of period                              7.51       14.23      15.96         40.00       20.61        25.83
                                                        --------    --------   --------    ----------    --------   ----------
Total return                                              (47.22)%    (10.84)%   (56.95)%      101.33%     (19.91)%      34.11%
                                                        --------    --------   --------    ----------    --------   ----------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                $194,725    $408,161   $538,294    $1,336,938    $736,008   $1,404,157
                                                        --------    --------   --------    ----------    --------   ----------
Ratio of expenses to average net assets                     1.51%       1.39%      1.26%         1.24%       1.34%        1.27%
Ratio of expenses to average net assets
  (including expense reduction)                             1.51%       1.38%      1.26%         1.24%       1.34%        1.27%
Ratio of net investment income (loss)
  to average net assets.                                   (1.39)%     (1.06)%    (0.33)%       (0.76)%     (0.80)%      (0.80)%
Ratio of expenses to average net assets
  (excluding waivers and expense reduction)                 1.51%       1.39%      1.26%         1.24%       1.34%        1.27%
Ratio of net investment income
  (loss) to average net assets
  (excluding waivers and expense reduction)                (1.39)%     (1.07)%    (0.33)%       (0.76)%     (0.80)%      (0.80)%
                                                        --------    --------   --------    ----------    --------   ----------
Portfolio turnover rate                                    83.80%     150.95%     89.91%       141.81%     101.53%       95.21%

-----------------
(1) Per share calculations performed using average shares for the period.
(2) Total return and portfolio turnover have not been annualized. All other ratios have been annualized.

            ADDITIONAL INFORMATION ABOUT THE PLANS OF REORGANIZATION

         The terms and conditions under which the Reorganizations may be consummated are set forth in the Plans of Reorganization. The deliberations of the Board of Trustees concerning the Reorganizations and significant provisions of the Plans of Reorganization are summarized below. Copies of the Limited Fund Plan of Reorganization and the New Opportunities Fund Plan of Reorganization are attached to this Proxy Statement/Prospectus as Appendix I and Appendix II, respectively.


THE REORGANIZATIONS

         Pursuant to the Plans of Reorganization the issued and outstanding PBHG Class shares of Limited Fund and the issued and outstanding PBHG Class shares of New Opportunities Fund will become PBHG Class shares of Emerging Growth Fund. This means that shares of Limited Fund will be changed into PBHG Class shares of Emerging Growth Fund having an aggregate net asset value equal to the net asset value of Limited Fund immediately prior to the Limited Fund Reorganization and that shares of New Opportunities Fund will be changed into PBHG Class shares of Emerging Growth Fund having an aggregate net asset value equal to the net asset value of New Opportunities Fund immediately prior to the New Opportunities Fund Reorganization. To complete the reclassification, PBHG Funds will credit shares of Emerging Growth Fund to Limited Fund's and New Opportunities Fund's shareholders. The value of each Limited Fund and New Opportunities Fund shareholder's account with Emerging Growth Fund immediately after the Reorganizations will be the same as the value of such shareholder's account with Limited Fund and New Opportunities Fund immediately prior to the Reorganizations. Shareholders will not pay any sales charge in connection with the Reorganizations.

         All of the assets and liabilities of Limited Fund and New Opportunities Fund will become assets and liabilities of Emerging Growth Fund.

         Each share of Emerging Growth Fund entitles a shareholder to one vote for each dollar of net asset value of shares held by the shareholder, to participate equally in dividends and distributions declared by the Board of Trustees with respect to a class of shares of Emerging Growth Fund and, upon liquidation of Emerging Growth Fund, to participate proportionately in its net assets allocable to a class after satisfaction of the outstanding liabilities allocable to that class. Fractional shares of Emerging Growth Fund have proportionately the same rights, including voting rights as are provided for full shares.

         Consummation of the Limited Fund Reorganization is not dependent upon consummation of the New Opportunities Fund Reorganization, and consummation of the New Opportunities Fund Reorganization is not dependent on consummation of the Limited Fund Reorganization. Emerging Growth Fund will proceed with one or both of the Reorganizations if approved by shareholders.
         Consummation of the Reorganizations is expected to occur on June 20, 2003, at 4:30 p.m. Eastern Time on the basis of values calculated as of the close of regular trading on the New York Stock Exchange on that day.


BOARD CONSIDERATIONS

         LIMITED FUND

         The Board of Trustees of PBHG Funds determined that the proposed Limited Fund Reorganization is in the best interests of the shareholders of Limited Fund and Emerging Growth Fund, and recommended approval of the Limited Fund Plan of Reorganization by Limited Fund shareholders at the Limited Fund Special Meeting. A summary of the information that was presented to, and considered by, the Board of Trustees in making their determinations is provided below.

         At a meeting of the Board of Trustees held on February 18, 2003, Pilgrim Baxter proposed that the Board of Trustees approve the proposed Limited Fund Reorganization. The Trustees received from Pilgrim Baxter written materials that described the structure and tax consequences of the proposed Limited Fund Reorganization and contained information concerning Limited Fund and Emerging Growth Fund, including comparative historical total return, fee and expense information and a comparison of the investment policies of the two funds.

         In considering the proposed Limited Fund Reorganization, the Board of Trustees noted that Limited Fund and Emerging Growth Fund have similar investment objectives and that each invests primarily in small growth companies.

         Pilgrim Baxter proposed the Limited Fund Reorganization because the small asset size of Limited Fund makes it unlikely that Limited Fund will survive as a stand-alone investment option under current market conditions. Pilgrim Baxter advised the Board that the combination of Limited Fund with Emerging Growth Fund, a fund with better established distribution channels in the 401(k) and mutual fund wrap program markets, would provide Limited Fund shareholders with the investment that is best positioned to gather additional assets when the environment for investing in small growth companies improves.

         Limited Fund is currently closed to new investors, although current shareholders may make additional investments. Limited Fund's net assets have steadily declined from an all time high of approximately $210 million in October 1996 to approximately $39 million as of December 31, 2002. Emerging Growth Fund's total assets at December 31, 2002 were approximately $223 million. The combined assets of the two funds should provide a more stable base for management because daily purchases and redemptions of shares should have a less significant impact on the size of the combined fund.

         The information presented to the Board of Trustees by Pilgrim Baxter demonstrated that both Limited Fund and Emerging Growth Fund have underperformed their benchmark index, the Russell 2000(R) Growth Index, in recent periods. The Board of Trustees also considered the following performance information:

                                                                                                           SINCE LIMITED
                                                                                                         FUND'S INCEPTION
                                  PAST 1 YEAR        PAST 2 YEARS      PAST 3 YEARS     PAST 5 YEARS         (6/28/96)
                                   ----------         ----------        ----------       ----------      ----------------
       Limited Fund                  -42.15%            -31.18%           -23.88%           -3.06%            1.49%
       Emerging Growth Fund          -47.60%            -40.55%           -35.83%          -16.59%           -13.96%


         As of December 31, 2002, Emerging Growth Fund's average annual total return since inception (June 14, 1993) is 1.09%, as compared to Limited Fund's average annual total return since inception (June 28, 1996) of 1.49%. Despite Emerging Growth Fund's poor performance relative to Limited Fund, the Board determined that Emerging Growth Fund's significantly larger asset size made it the most viable investment option for Limited Fund shareholders going forward.

         The Board of Trustees noted that Emerging Growth Fund's ratio of expenses to net assets, after giving effect to the Limited Fund Reorganization, is expected to be 0.03% lower than Limited Fund's ratio of expenses to net assets, before application of existing fee waivers and expense limitations. The contractual expense waiver currently applicable to Limited Fund, under which Pilgrim Baxter has agreed to waive management fees or reimburse expenses such that Limited Fund's expense ratio does not exceed 1.50%, expires March 31, 2004. Pilgrim Baxter has advised the Board of Trustees that it does not presently intend to continue such fee waiver and expense reimbursement. Moreover, the combination of the two funds may result in economies of scale that may lead to a reduction of Emerging Growth Fund's expenses in the future. The Board also noted that the management fee payable to Pilgrim Baxter is lower for Emerging Growth Fund than for Limited Fund.

         The Board of Trustees further noted that the value of each shareholder's account with Emerging Growth Fund immediately after the Limited Fund Reorganization will be the same as the value of that shareholder's account with Limited Fund immediately prior to the Limited Fund Reorganization meaning that there will be no dilution of the value of the shares of either fund. No initial sales or other charges will be imposed on any of the shares of Emerging Growth Fund acquired by the shareholders of Limited Fund in connection with the Limited Fund Reorganization. The Board also noted that Pilgrim Baxter has agreed to reimburse Limited Fund and Emerging Growth Fund for costs and expenses they incur in connection with the Limited Fund Reorganization.

         Finally, the Board of Trustees reviewed the principal terms of the Limited Fund Plan of Reorganization. The Board of Trustees noted that Limited Fund would be provided with an opinion of counsel that the Limited Fund Reorganization would be tax-free as to Limited Fund and its shareholders.

         At the meeting of the Board of Trustees, based upon their evaluation of the information presented to them, the Board of Trustees determined that the proposed Limited Fund Reorganization will not dilute the interests of Limited Fund or Emerging Growth Fund shareholders and is in the best interests of shareholders of Limited Fund and Emerging Growth Fund in light of the above-mentioned factors. Therefore, the Board of Trustees recommended the approval of the Limited Fund Plan of Reorganization by the shareholders at the Limited Fund Special Meeting.

         NEW OPPORTUNITIES FUND

         The Board of Trustees of PBHG Funds determined that the proposed New Opportunities Fund Reorganization is in the best interests of the shareholders of New Opportunities Fund and Emerging Growth Fund, and recommended approval of the New Opportunities Fund Plan of Reorganization by New Opportunities Fund shareholders at the New Opportunities Fund Special Meeting. A summary of the information that was presented to, and considered by, the Board of Trustees in making their determinations is provided below.

         At a meeting of the Board of Trustees held on February 18, 2003, Pilgrim Baxter proposed that the Board of Trustees approve the proposed New Opportunities Fund Reorganization. The Trustees received from Pilgrim Baxter written materials that described the structure and tax consequences of the proposed New Opportunities Fund Reorganization and contained information concerning New Opportunities Fund and Emerging Growth Fund, including comparative historical total return, fee and expense information and a comparison of the investment policies of the two funds.

         In considering the proposed New Opportunities Fund Reorganization, the Board of Trustees noted that New Opportunities Fund and Emerging Growth Fund have similar investment objectives and that each invests in small growth companies.

         Pilgrim Baxter proposed the New Opportunities Fund Reorganization because the small asset size of New Opportunities Fund likewise makes it unlikely that New Opportunities Fund will survive as a stand-alone investment option under current market conditions. Pilgrim Baxter advised the Board that the combination of New Opportunities Fund with Emerging Growth Fund, a fund with better established distribution channels in the 401(k) and mutual fund wrap fee program markets, would provide New Opportunities Fund shareholders with the investment that is best positioned to gather additional assets when the environment for investing in small growth companies improves.

         New Opportunities is currently open only to persons making subsequent investments who were shareholders prior to November 1, 1999, new and subsequent investments by certain clients and employees of Pilgrim Baxter and its affiliates, and new and subsequent investments by certain pension plans. New Opportunities Fund's net assets have steadily declined from an all time high of approximately $617 million to $ 30.3 million as of December 31, 2002. Emerging Growth Fund's total assets at December 31, 2002 were approximately $223 million. The combined assets of the two funds should provide a more stable base for management because daily purchases and redemptions of shares should have a less significant impact on the size of the combined fund.

         The information presented to the Board of Trustees by Pilgrim Baxter demonstrated that both New Opportunities Fund and Emerging Growth Fund have generally underperformed their benchmark index, the Russell 2000(R) Growth Index, in recent periods. The Board of Trustees also considered the following performance information:

                                                                                                         SINCE NEW
                                                                                                       OPPORTUNITIES
                                                                                                     FUND'S INCEPTION
                                     PAST 1 YEAR          PAST 2 YEARS        PAST 3 YEARS               (2/12/99)
                                      ----------           ----------          ----------            ----------------
       New Opportunities Fund           -30.21%              -30.45%            -22.45%                   26.43%
       Emerging Growth Fund             -47.60%              -40.55%             -35.83%                  -19.52%


         As of December 31, 2002, Emerging Growth Fund's average annual total return since inception (June 14, 1993) is 1.09%, as compared to New Opportunities Fund's average annual total return since inception (February 12, 1999) of 26.43%. Despite Emerging Growth Fund's poor performance relative to New Opportunities Fund, the Board determined that Emerging Growth Fund's significantly larger asset size made it the most viable investment option for New Opportunities Fund shareholders going forward.

         The Board of Trustees noted that Emerging Growth Fund's ratio of expenses to net assets, after giving effect to the New Opportunities Fund Reorganization, is expected to be 0.01% lower than New Opportunities Fund's ratio of expenses to net assets, before application of existing fee waiver and expense limitations. The contractual expense waiver currently applicable to New Opportunities Fund, under which Pilgrim Baxter has agreed to waive management fees or reimburse expenses such that New Opportunities Funds expense ratio does not exceed 1.50%, expires March 31, 2004. Pilgrim Baxter has advised the Board of Trustees that it does not presently intend to continue such fee waiver and expense reimbursement. Moreover, the combination of the two funds may result in economies of scale that may lead to a reduction of Emerging Growth Fund's expenses in the future. The Board also noted that the management fee payable to Pilgrim Baxter is lower for Emerging Growth Fund than for New Opportunities Fund.

         The Board of Trustees further noted that the value of each shareholder's account with Emerging Growth Fund immediately after the New Opportunities Fund Reorganization will be the same as the value of that shareholder's account with New Opportunities Fund immediately prior to the New Opportunities Fund Reorganization meaning that there will be no dilution of the value of the shares of either fund. No initial sales or other charges will be imposed on any of the shares of Emerging Growth Fund acquired by the shareholders of New Opportunities Fund in connection with the New Opportunities Fund Reorganization. The Board also noted that Pilgrim Baxter has agreed to reimburse New Opportunities Fund and Emerging Growth Fund for costs and expenses they incur in connection with the New Opportunities Fund Reorganization.

         Finally, the Board of Trustees reviewed the principal terms of the New Opportunities Fund Plan of Reorganization. The Board of Trustees noted that New Opportunities Fund would be provided with an opinion of counsel that the New Opportunities Fund Reorganization would be tax-free as to New Opportunities Fund and its shareholders.

         At the meeting of the Board of Trustees, based upon their evaluation of the information presented to them, the Board of Trustees determined that the proposed New Opportunities Fund Reorganization will not dilute the interests of New Opportunities Fund or Emerging Growth Fund shareholders and is in the best interests of shareholders of New Opportunities Fund and Emerging Growth Fund in light of the above-mentioned factors. Therefore, the Board of Trustees recommended the approval of the New Opportunities Fund Plan of Reorganization by the shareholders at the New Opportunities Fund Special Meeting.


OTHER TERMS

         Completion of the Reorganizations is subject to various conditions, including the following:

         o All consents, approvals, permits and authorizations required to be obtained from governmental authorities, including the SEC and state securities commissions, to permit the parties to carry out the transactions contemplated by the Plans of Reorganization shall have been received;

         o The Limited Fund Plan of Reorganization and related trust matters shall have been approved by the affirmative vote of a majority of the votes cast by Limited Fund shareholders present at the Limited Fund Special Meeting and the New Opportunities Fund Plan of Reorganization and related trust matters shall have been approved by the affirmative vote of a majority of the votes cast by New Opportunities Fund shareholders present at the New Opportunities Fund Special Meeting;

         o The net assets of Limited Fund and New Opportunities Fund to be acquired by Emerging Growth Fund shall constitute at least 90% of the fair market value of the net assets and at least 70% of the fair market value of the gross assets held by Limited Fund and New Opportunities Fund, respectively, immediately prior to the reclassification;

         o The dividend or dividends as described in the Plans of Reorganization shall have been declared;

         o PBHG Funds shall have received opinions of Ballard Spahr Andrews & Ingersoll, LLP ("BSA&I") to the effect that consummation of each of the transactions contemplated by the Plans of Reorganization will constitute a "reorganization" within the meanings of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"), and that the shareholders of Limited Fund and New Opportunities Fund will recognize no gain or loss to the extent that they receive shares of Emerging Growth Fund in exchange for their shares of Limited Fund and New Opportunities Fund, as the case may be, in accordance with the Plans of Reorganization; and

         o PBHG Funds shall have received an opinion of BSA&I addressed to and in form and substance satisfactory to PBHG Funds, to the effect that the Limited Fund Plan of Reorganization has been duly authorized and approved by all requisite action of PBHG Funds and the holders of the shares of Limited Fund, and that the New Opportunities Fund Plan of Reorganization has been duly authorized and approved by all requisite action of PBHG Funds and the holders of the shares of New Opportunities Fund.

         Each reorganization is independent of the other. It is not a condition to consummation of the Limited Fund Reorganization that New Opportunities Fund shareholders approve the New Opportunities Fund Reorganization. Nor is it a condition to consummation of the New Opportunities Fund Reorganization that Limited Fund shareholders approve the Limited Fund Reorganization.


FEDERAL INCOME TAX CONSEQUENCES

         The following is a general summary of the material Federal income tax consequences of the Reorganizations and is based upon the current provisions of the Code, the existing Treasury regulations thereunder, current administrative rulings of the Internal Revenue Service ("IRS") and judicial decisions, all of which are subject to change. The principal Federal income tax consequences that are expected to result from the Reorganizations, under currently applicable law, are as follows:

         o Each of the Reorganizations will qualify as a "reorganization" within the meaning of Section 368(a) of the Code;

         o No gain or loss will be recognized by Limited Fund or by New Opportunities Fund upon the reclassification of its assets to Emerging Growth Fund;

         o No gain or loss will be recognized by any shareholder of Limited Fund or any shareholder of New Opportunities Fund upon the exchange of shares of Limited Fund or New Opportunities Fund solely for shares of Emerging Growth Fund;

         o The tax basis of the shares of Emerging Growth Fund to be received by a shareholder of Limited Fund or of New Opportunities Fund will be the same as the tax basis of the shares of Limited Fund or New Opportunities Fund surrendered in exchange therefor;

         o The holding period of the shares of Emerging Growth Fund to be received by a shareholder of Limited Fund or by a shareholder of New Opportunities Fund will include the holding period for which such shareholder held the shares of Limited Fund or New Opportunities Fund exchanged therefor, provided that such shares of Limited Fund or New Opportunities Fund are capital assets in the hands of such shareholder as of the date the Reorganization is consummated;

         o No gain or loss will be recognized by Emerging Growth Fund upon the issuance of its shares as consideration for the reclassification of the assets of Limited Fund and New Opportunities Fund as part of the assets of Emerging Growth Fund;

         o The tax basis of the assets of Limited Fund and New Opportunities Fund in the hands of Emerging Growth Fund will be the same as the tax basis of such assets in the hands of Limited Fund and New Opportunities Fund, respectively, immediately prior to the Reorganizations;

         o The holding period of the assets of Limited Fund and New Opportunities Fund to be received by Emerging Growth Fund will include the holding period of such assets in the hands of Limited Fund and New Opportunities Fund, respectively, immediately prior to the Reorganizations; and

         o Pursuant to Sections 381(a) and (b) of the Code and Sections 1.381(a)-1 and 1.381(b)-1 of the Income Tax Regulations, the tax years of Limited Fund and New Opportunities Fund will end on the date the Reorganizations are consummated and Emerging Growth Fund will succeed to and take into account the items of Limited Fund and New Opportunities Fund described in Section 381(c) of the Code, subject to the provisions and limitations specified in Sections 381, 382, 383 and 384 of the Code, and the regulations thereunder.

         PBHG Funds has not requested and will not request an advance ruling from the IRS as to the Federal income tax consequences of the Reorganizations. As a condition to closing, BSA&I will render favorable opinions to PBHG Funds as to the foregoing Federal income tax consequences of the Reorganizations, which opinions will be conditioned upon the accuracy, as of the date of closing, of certain representations made by PBHG Funds upon which BSA&I will rely in rendering its opinions. The conclusions reached in BSA&I's opinions could be jeopardized if the representations of PBHG Funds are incorrect in any material respect.


CAPITAL LOSS CARRYFORWARD

         Limited Fund has capital loss carryforwards available to offset future capital gains of approximately $7.2 million as of December 31, 2002. Absent realized capital gain net income, all of these capital loss carryforwards would expire in the fiscal year ending March 31, 2010. New Opportunities Fund has capital loss carryforwards available to offset future capital gains of approximately $23.3 million as of December 31, 2002. Absent realized capital gain net income, approximately $137,000 of these capital loss carryforwards would expire in the fiscal year ending March 31, 2009, and approximately $23.2 million would expire in the fiscal year ending March 31, 2010. Under Section 381 of the Code, Emerging Growth Fund will succeed to the capital loss carryforwards of Limited Fund and New Opportunities Fund if, as described above, the transfer of the assets of Limited Fund and New Opportunities Fund to Emerging Growth Fund qualifies as a "reorganization" under Section 368(a) of the Code. However, because of limitations imposed under Section 382 of the Code, Emerging Growth Fund will not be able to utilize approximately $14 million of New Opportunities Fund's capital loss carryforwards prior to their expiration if the New Opportunities Fund Reorganization is consummated. Notwithstanding the limitations imposed under Section 382 of the Code, Emerging Growth Fund will be able to use all of Limited Fund's capital loss carryforwards prior to their expiration if the Limited Fund Reorganization is consummated.

         Emerging Growth Fund had capital loss carryforwards available to offset future capital gains of approximately $272 million as of December 31, 2002. Absent realized capital gain net income, all $272 million of these capital loss carryforwards would expire in the fiscal year ending March 31, 2010. No additional limitation will be imposed on the utilization of these capital loss carryforwards by Emerging Growth Fund if the Reorganizations are consummated.

         THE DESCRIPTION OF THE FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATIONS PROVIDED ABOVE IS MADE WITHOUT REGARD TO THE PARTICULAR FACTS AND CIRCUMSTANCES OF ANY SHAREHOLDER OF LIMITED FUND OR NEW OPPORTUNITIES FUND. LIMITED FUND AND NEW OPPORTUNITIES FUND SHAREHOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS AS TO THE SPECIFIC CONSEQUENCES TO THEM OF THE REORGANIZATIONS, INCLUDING THE APPLICABILITY AND EFFECT OF STATE, LOCAL, FOREIGN AND OTHER TAX LAWS.


                                 CAPITALIZATION

         The following table sets forth as of March 31, 2003, (i) the capitalization of Emerging Fund PBHG Class shares, (ii) the capitalization of Limited Fund PBHG Class shares, and (iii) the pro forma capitalization of Emerging Growth Fund PBHG Class shares as adjusted to give effect to the transactions contemplated by the Limited Fund Plan of Reorganization.

                                      EMERGING                                                     EMERGING GROWTH
                                 GROWTH FUND SHARES             LIMITED FUND SHARES                 FUND PRO FORMA
                                 ------------------             -------------------                ----------------
Net Assets                           $201,460,496                   $36,622,962                      $238,083,458
Shares Outstanding                     25,380,457                     6,554,994                        29,994,302
Net Asset Value Per Shares                   7.94                          5.59                              7.94

         The following table sets forth as of March 31, 2003, (i) the capitalization of Emerging Growth Fund PBHG Class shares, (ii) the capitalization of New Opportunities Fund PBHG Class shares, and (iii) the pro forma capitalization of Emerging Growth Fund PBHG Class shares as adjusted to give effect to the transactions contemplated by the New Opportunities Fund Plan of Reorganization.

                                      EMERGING                  NEW OPPORTUNITIES                  EMERGING GROWTH
                                 GROWTH FUND SHARES                 FUND SHARES                     FUND PRO FORMA
                                 ------------------             -----------------                  ---------------
Net Assets                           $201,460,496                   $27,516,405                      $228,976,901
Shares Outstanding                     25,380,457                     1,501,220                         2,847,037
Net Asset Value Per Shares                   7.94                         18.33                              7.94

         The following table sets forth as of March 31, 2003, (i) the capitalization of Limited Fund PBHG Class shares, (ii) the capitalization of New Opportunities Fund PBHG Class shares, (iii) the capitalization of Emerging Growth Fund PBHG Class shares, and (iv) the pro forma capitalization of Emerging Growth Fund PBHG Class shares as adjusted to give effect to the transactions contemplated by the Plans of Reorganization.

                                       NEW
                                    LIMITED             OPPORTUNITIES          EMERGING GROWTH          EMERGING GROWTH
                                 FUND SHARES              FUND SHARES             FUND SHARES           FUND PRO FORMA
                                -------------           -------------          ---------------          ---------------
Net Assets                        $36,622,962             $27,516,405             $201,460,496            $265,599,863
Shares Outstanding                  6,554,994               1,501,220               25,380,457              33,460,882
Net Asset Value Per Shares               5.59                   18.33                     7.94                    7.94


                     ADDITIONAL INFORMATION ABOUT THE FUNDS

INVESTMENT MANAGEMENT

         Pilgrim Baxter will continue to serve as investment adviser to Emerging Growth Fund pursuant to an investment advisory agreement. Pursuant to the investment advisory agreement, Pilgrim Baxter will provide a program of continuous investment management for Emerging Growth Fund, and make investment decisions and place orders to purchase and sell securities for Emerging Growth Fund in accordance with its investment objective, policies and limitations. For its services, Pilgrim Baxter is entitled to an annual management fee in the amount of 0.85% of the fund's average daily net assets. This is lower than the 1.00% annual management fee payable by each of Limited Fund and New Opportunities Fund.

               MANAGEMENT'S DISCUSSION AND ANALYSIS OF PERFORMANCE

         A discussion of the performance of Emerging Growth Fund taken from its annual report to shareholders for the fiscal year ended March 31, 2002, is set forth below.

         PERFORMANCE

         FOR THE TWELVE MONTHS ENDING MARCH 31, 2002, PBHG EMERGING GROWTH FUND POSTED A 10.84% LOSS AGAINST THE 4.95% RETURN BY THE RUSSELL 2000(R) GROWTH INDEX. EVIDENCE OF A CONTRACTING ECONOMIC CLIMATE CLEARLY PRESENTED ITSELF AND DROVE THE FUNDAMENTAL UNDERPERFORMANCE OF MOST GROWTH COMPANIES - PARTICULARLY INFORMATION TECHNOLOGY COMPANIES - THROUGHOUT THE YEAR. CHARACTERIZED BY A CONFLUENCE OF EVENTS THAT PREVIOUSLY SEEMED UNIMAGINABLE, PERFORMANCE OVER THIS PERIOD WAS MARKED BY FITS AND STARTS ALONG THE ROAD TO AN ECONOMIC RECOVERY WITH EQUAL MEASURES OF HOPEFULNESS AND UNCERTAINTY. AS TIME CONTINUES TO HEAL THE WOUNDS LEFT BY SEPTEMBER 11 AND THE ECONOMY REGAINS LOST MOMENTUM, WE REMAIN RESOLUTE IN OUR BELIEF THAT THE MARKET WILL REWARD OUR PORTFOLIO OF SMALL RAPIDLY GROWING COMPANIES OVER THE YEAR AHEAD.

         THE FUND SIGNIFICANTLY UNDER-PERFORMED THE RUSSELL 2000(R) GROWTH INDEX DURING BOTH THE SECOND AND FOURTH QUARTERS OF FISCAL YEAR 2002, BUT POSTED HEALTHY RETURNS IN THE FIRST AND THIRD QUARTERS. AFTER EXITING THE JUNE QUARTER AHEAD OF OUR BENCHMARK AND CAUTIOUSLY OPTIMISTIC ABOUT THE CONVALESCENCE OF THE ECONOMY, THE FUND'S RETURNS CAREENED DOWNWARD THROUGHOUT THE SECOND QUARTER, CULMINATING IN A SEPTEMBER MONTH THAT WAS THE WORST IN MEMORY. WITH A GRADUAL RETURN TOWARD STABILITY AND THE FEDERAL RESERVE'S CONTINUED INFUSION OF LIQUIDITY INTO THE ECONOMY, THE QUARTER ENDING DECEMBER 31, 2001 BROUGHT A HEALTHY REVERSAL OF FORTUNE TO THE FUND, WHICH POSTED A STRONG RETURN RELATIVE TO THE INDEX.

         FINALLY, FINISHING ANOTHER TUMULTUOUS YEAR, THE FUND POSTED A QUARTERLY LOSS FOR THE PERIOD ENDING MARCH 31, 2002, UNDERPERFORMING THE RUSSELL 2000(R) GROWTH INDEX. UNFORTUNATELY, STRONG MARCH RETURNS WERE NOT ENOUGH TO COMPENSATE FOR THE DEVASTATION WROUGHT ON SMALL GROWTH STOCKS DURING FEBRUARY. IN ADDITION TO PROFIT CONCERNS, THE QUARTER ALSO GRAPPLED WITH AN ALTOGETHER NEW FEAR - DISTRUST OVER CORPORATE ACCOUNTING PRACTICES BROUGHT ON BY THE HIGHLY PUBLICIZED ENRON SCANDAL. SUCH UNCERTAINTY TENDS TO DRIVE THE UNDERPERFORMANCE OF THE LESS LIQUID, HIGHER GROWTH, HIGHER P/E STOCKS THAT COMPRISE OUR SMALL GROWTH COMPANY PORTFOLIO. YET, THROUGH OUR DISCIPLINED PROCESS WE WERE ABLE TO IDENTIFY NUMEROUS COMPANIES SHOWING POSITIVE BUSINESS TRENDS, WHOSE SHARE PRICES HAD BEEN UNJUSTLY PUNISHED. THROUGHOUT FEBRUARY, WE CONCENTRATED THE FUND'S HOLDINGS IN THE STRONGEST OF THESE OPPORTUNITIES, A PROCESS THAT LED TO THE FUND'S NOTABLE OUTPERFORMANCE IN MARCH.

         PORTFOLIO DISCUSSION

         AT THE START OF THE FISCAL YEAR, IT APPEARED TO US THAT THE COMING INVESTMENT CLIMATE WOULD BE MORE EGALITARIAN WITH LEADERSHIP SPREAD BROADLY AMONG THE NON-TECHNOLOGY SECTORS. NOT ONLY DID THIS PROVE TO BE THE CASE ACROSS THE MARKET INDEXES, BUT ALSO WITHIN THE FUND. WHILE WE CONTINUED TO FOLLOW A RIGOROUS BOTTOM-UP STOCK SELECTION PROCESS, OUR SECTOR ALLOCATIONS GENERALLY REFLECTED THE FACT THAT IT WAS EASIER TO FIND FAST GROWING COMPANIES OUTSIDE THE TECHNOLOGY SECTOR THAN WITHIN IT.

         AMONG THOSE STOCKS THAT MADE POSITIVE CONTRIBUTIONS TO PERFORMANCE THIS PAST YEAR WERE CONSUMER, HEALTH CARE, SERVICES AND EVEN A FEW TECHNOLOGY ISSUES. A CORE FUND HOLDING, POLYCOM, WHICH PROVIDES TRADITIONAL AUDIO AND VIDEO CONFERENCING SOLUTIONS TO ENTERPRISE CUSTOMERS, SAW A COUNTER-CYCLICAL SURGE IN DEMAND FOR ITS COST-SAVING SOLUTIONS THROUGHOUT THE YEAR AND IN THE WAKE OF SEPTEMBER'S TRAGIC EVENTS. WHOLE FOODS MARKETS, NINETY-NINE CENTS ONLY, AND KRISPY KREME DOUGHNUTS PROVIDED EVIDENCE OF THE RESILIENCY OF THE CONSUMER THROUGHOUT THIS RECESSION. HEALTH CARE DISTRIBUTION COMPANY ACCREDO HEALTH CONTINUED TO POST STRONG REVENUE AND EARNINGS GROWTH THROUGHOUT THE YEAR. SEVERAL OTHER LONG-TERM FUND HOLDINGS, INCLUDING MEDICIS PHARMACEUTICAL, FACTSET RESEARCH AND CYTEC AGAIN MADE HEALTHY CONTRIBUTIONS TO FUND PERFORMANCE FOR THE PERIOD.

         DESPITE A DIFFICULT YEAR FOR TECHNOLOGY, SEVERAL TECHNOLOGY COMPANIES WERE AMONG THE STRONGEST CONTRIBUTORS TO THE FUND FOR THE YEAR. DRIVEN BY CONTINUED MANAGEMENT EXECUTION AND THE SUCCESSFUL INTRODUCTION OF MICROSOFT'S WELL RECEIVED X-BOX, OUR LONG-TIME HOLDING NVIDIA, A HIGH END GRAPHICS CHIP COMPANY, ONCE AGAIN POSTED STELLAR RESULTS. ALTHOUGH NVIDIA'S MARKET CAP OUTGREW THE FUND AND WAS ULTIMATELY SOLD, IT REMAINED AMONG OUR TOP CONTRIBUTORS FOR THE PERIOD. MARVELL TECHNOLOGY GROUP WAS ANOTHER TOP CONTRIBUTOR TO PERFORMANCE, PROVING ONCE AGAIN THAT SMALL COMPANIES CAN SUCCEED DESPITE THE INSTABILITY OF GENERAL END-MARKET DEMAND.

         OUTSIDE OF OUR LONGER-TERM CORE HOLDINGS, SEVERAL NEWER ADDITIONS TO THE PORTFOLIO MADE NOTABLE CONTRIBUTIONS TO PERFORMANCE. AMONG THEM WERE SOME OF OUR TOP PERFORMERS, INCLUDING FLAT-PANEL DISPLAY CHIP COMPANY GENESIS MICROCHIP, STORAGE NETWORKING TECHNOLOGY COMPANY EMULEX AND VIDEO GAME SOFTWARE COMPANY, ACTIVISION. EACH POSTED STRONG FUNDAMENTAL BUSINESS DYNAMICS AND RAPID GROWTH WITHIN THEIR INSULATED END MARKETS DESPITE THE SLOWING ECONOMY.

         IN EXAMINING HOLDINGS THAT DETRACTED MOST FROM PERFORMANCE, LAST YEAR'S ASSERTION THAT WE WERE SEEING COMPANIES WITH SOLID FUNDAMENTALS NEEDLESSLY PUNISHED BY THE MARKET LED US TO HAVE MORE PATIENCE WITH SOME OF OUR LARGER TECHNOLOGY POSITIONS THAN WE SHOULD HAVE. DESPITE THE FACT THAT HOLDINGS INFORMATICA AND MICROMUSE CONTINUED TO POST STRONG EARNINGS GROWTH AS FAR OUT AS JUNE 2001, THE DETERIORATION IN CORPORATE PROFITS AND THE SUBSEQUENT FREEZE IN SPENDING ULTIMATELY CAUGHT UP WITH THESE COMPANIES AND ESTIMATES HAD TO BE RATCHETED DOWN. CLEARLY, WE FAILED TO RECOGNIZE THE FACT THAT THE MARKET HAD ALREADY BEEN DISCOUNTING THIS INEVITABLE OUTCOME.

         OTHER NOTABLE MISSTEPS WERE MCDATA AND CIMA LABS. DESPITE ITS EXPOSURE TO STORAGE, AN AREA OF TECHNOLOGY THAT ACTUALLY SAW IMPROVING FUNDAMENTALS AND ROBUST SPENDING GROWTH, MCDATA SUFFERED FROM SEVERAL INTERNAL DIFFICULTIES THAT LED THE COMPANY TO NEGATIVELY PREANNOUNCE ITS MARCH 2001 QUARTER EARNINGS. CIMA LABS, A SPECIALTY PHARMACEUTICAL COMPANY SURPRISED INVESTORS BY ANNOUNCING THAT SALES WOULD LIKELY FALL BELOW EXPECTATIONS FOR THE FOURTH QUARTER RESULTING FROM A DECISION TO WORK DOWN INVENTORIES THAT WOULD LOWER MANUFACTURING SALES. THESE UNEXPECTED "HICCUPS" IN BUSINESS FUNDAMENTALS ARE A COMMON RISK IN ANY PORTFOLIO OF RAPIDLY-GROWING SMALL COMPANIES.

         OUTSIDE OF EARNINGS DISAPPOINTMENTS, THE LARGEST DETRACTION TO PERFORMANCE FOR THE PERIOD CAN BE EXPLAINED BY OUR COMMITMENT TO STYLE PURITY. IN A YEAR WHERE COMPANIES WITH HIGH BETAS, HIGH P/ES AND HIGH GROWTH RATES DRAMATICALLY UNDERPERFORMED, OUR PORTFOLIO OF RAPIDLY GROWING SMALL COMPANIES SUFFERED IN KIND. WE LOOK FORWARD TO A NEW YEAR THAT HAS ALREADY SEEN THE VALUATION PLAYING FIELD EVEN OUT AND THE FORECAST FOR THE ECONOMY IMPROVE. AS ALWAYS, WE HAVE POSITIONED OUR PORTFOLIO FROM THE BOTTOM UP WITH FUNDAMENTALLY ROBUST SMALL GROWTH COMPANIES THAT WE BELIEVE STAND TO BENEFIT FROM RENEWED CORPORATE PROFIT GROWTH AND A RETURN TO HEALTHY ECONOMIC DEMAND. WE SINCERELY APPRECIATE YOUR CONTINUED SUPPORT AND CONFIDENCE IN OUR ABILITY TO PROVIDE YOU WITH A HIGH-QUALITY PORTFOLIO OF SMALL AGGRESSIVE GROWTH COMPANIES THROUGHOUT THESE TRYING TIMES.

                AVERAGE ANNUAL TOTAL RETURN AS OF MARCH 31, 2002

                                                ONE        ANNUALIZED      ANNUALIZED      ANNUALIZED
                                                YEAR         3-YEAR          5-YEAR         INCEPTION
                                               RETURN        RETURN          RETURN          TO DATE
                                               ------       -------          ------          -------
PBHG EMERGING GROWTH FUND--PBHG CLASS         -10.84%       -8.24%          -3.66%           7.45%

PERFORMANCE IS HISTORICAL, REFLECTS THE REINVESTMENT OF ALL DISTRIBUTIONS AND IS NOT INDICATIVE OF FUTURE RESULTS.

         [LINE CHART OMITTED, PLOT POINTS FOLLOWS]


                COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE
                    PBHG EMERGING GROWTH FUND, VERSUS THE RUSSELL 2000(R) GROWTH
                    INDEX AND THE LIPPER SMALL-CAP GROWTH FUNDS AVERAGE

                              [LINE CHART OMITTED]
                              PLOT POINTS FOLLOWS:

                              PBHG EMERGING                  RUSSELL 2000(R)               LIPPER SMALL-CAP GROWTH
                               GROWTH FUND                   GROWTH INDEX3                    FUNDS AVERAGE4
6/14/93                         $10,000                        $10,000                             $10,000
6/30/93                          10,120                         11,413                              10,000
7/31/93                          10,320                         11,527                              10,054
8/31/93                          11,440                         12,079                              10,601
9/30/93                          12,650                         12,478                              11,051
10/31/93                         13,220                         12,839                              11,201
11/30/93                         12,480                         12,319                              10,768
12/31/93                         13,258                         12,806                              11,304
1/31/94                          13,800                         13,146                              11,595
2/28/94                          14,244                         13,089                              11,578
3/31/94                          13,258                         12,285                              10,884
4/30/94                          13,420                         12,303                              10,861
5/31/94                          13,008                         12,028                              10,617
6/30/94                          12,152                         11,514                              10,078
7/31/94                          12,520                         11,678                              10,250
8/31/94                          13,854                         12,535                              10,978
9/30/94                          14,797                         12,587                              11,102
10/31/94                         15,816                         12,721                              11,349
11/30/94                         15,621                         12,207                              10,961
12/31/94                         16,411                         12,494                              11,220
1/31/95                          15,704                         12,240                              11,040
2/28/95                          16,324                         12,805                              11,513
3/31/95                          17,497                         13,179                              11,904
4/30/95                          17,878                         13,377                              12,019
5/31/95                          17,976                         13,553                              12,192
6/30/95                          19,617                         14,487                              13,109
7/31/95                          21,584                         15,616                              14,246
8/31/95                          21,834                         15,808                              14,427
9/30/95                          22,627                         16,134                              14,843
10/31/95                         21,942                         15,340                              14,420
11/30/95                         23,257                         16,018                              14,984
12/31/95                         24,361                         16,372                              15,271
1/31/96                          23,780                         16,237                              15,164
2/29/96                          25,136                         16,977                              15,936
3/31/96                          26,275                         17,313                              16,464
4/30/96                          30,079                         18,642                              18,047
5/31/96                          31,457                         19,598                              18,990
6/30/96                          29,509                         18,325                              18,114
7/31/96                          25,443                         16,088                              16,277
8/31/96                          27,448                         17,279                              17,376
9/30/96                          29,999                         18,168                              18,478
10/31/96                         28,404                         17,385                              17,866
11/30/96                         28,347                         17,868                              18,231
12/31/96                         28,522                         18,216                              18,468
1/31/97                          28,817                         18,671                              18,933
2/28/97                          24,603                         17,544                              17,748
3/31/97                          22,672                         16,306                              16,566
4/30/97                          21,601                         16,117                              16,344
5/31/97                          25,874                         18,540                              18,617
6/30/97                          27,357                         19,168                              19,703
7/31/97                          28,216                         20,150                              21,042
8/31/97                          28,522                         20,755                              21,430
9/30/97                          31,289                         22,411                              23,187
10/31/97                         28,687                         21,065                              22,016
11/30/97                         27,616                         20,563                              21,595
12/31/97                         27,475                         20,575                              21,705
1/31/98                          27,145                         20,300                              21,406
2/28/98                          29,111                         22,092                              23,189
3/31/98                          30,406                         23,019                              24,376
4/30/98                          30,618                         23,160                              24,610
5/31/98                          27,899                         21,478                              22,976
6/30/98                          28,758                         21,697                              23,514
7/31/98                          26,321                         19,885                              21,870
8/31/98                          21,401                         15,295                              17,133
9/30/98                          23,296                         16,846                              18,449
10/31/98                         23,013                         17,724                              19,220
11/30/98                         24,826                         19,099                              20,862
12/31/98                         28,300                         20,828                              23,121
1/31/99                          28,394                         21,764                              23,692
2/28/99                          25,098                         19,773                              21,593
3/31/99                          24,353                         20,478                              22,623
4/30/99                          23,762                         22,286                              23,630
5/31/99                          24,790                         22,321                              23,868
6/30/99                          27,579                         23,497                              26,055
7/31/99                          26,929                         22,771                              26,036
8/31/99                          26,669                         21,919                              25,713
9/30/99                          28,784                         22,342                              26,372
10/31/99                         30,699                         22,914                              27,849
11/30/99                         34,007                         25,337                              31,307
12/31/99                         41,981                         29,803                              36,943
1/31/2000                        40,339                         29,525                              36,558
2/29/2000                        53,650                         36,395                              45,566
3/31/2000                        49,029                         32,569                              43,151
4/30/2000                        42,901                         29,281                              38,387
5/31/2000                        37,691                         26,717                              35,251
6/30/2000                        47,522                         30,168                              41,117
7/31/2000                        43,244                         27,583                              38,453
8/31/2000                        50,353                         30,484                              42,902
9/30/2000                        47,595                         28,970                              41,288
10/31/2000                       40,425                         26,618                              38,551
11/30/2000                       29,859                         21,785                              32,001
12/31/2000                       31,394                         23,118                              34,753
1/31/2001                        31,182                         24,989                              35,685
2/28/2001                        24,729                         21,564                              31,017
3/31/2001                        21,105                         19,603                              28,105
4/30/2001                        25,707                         22,003                              31,483
5/31/2001                        24,914                         22,513                              32,201
6/30/2001                        25,152                         23,127                              33,105
7/31/2001                        22,758                         21,154                              31,212
8/31/2001                        20,537                         19,833                              29,370
9/30/2001                        16,490                         16,633                              24,827
10/31/2001                       18,381                         18,233                              26,858
11/30/2001                       20,497                         19,755                              28,896
12/31/2001                       21,172                         20,985                              30,676
1/31/2002                        20,114                         20,238                              29,679
2/28/2002                        16,980                         18,928                              27,741
3/31/2002                       $18,818                        $20,574                             $29,883

(1) The Russell 2000(R) Growth Index is an unmanaged index comprised of those securities in the Russell 2000(R) Index witH A greater-than-average growth orientation. The Index reflects the reinvestment of income dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing. The Index is not intended to imply the Fund's past or future performance. A direct investment in the Index is not possible.

(2) The Lipper Small-Cap Growth Funds Average represents the average performance of 442 mutual funds classified by Lipper, Inc. in the Small-Cap Growth category. These performance figures are based on the changes in net asset value of the funds in the category with all capital gains distributions and income dividends reinvested. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower. The Average is not intended to imply the Fund's past or future performance. A direct investment in the Average is not possible. The chart assumes $10,000 invested in the Lipper Small-Cap Growth Funds Average at that month's end, June 30, 1993.

                             RIGHTS OF SHAREHOLDERS


         Limited Fund, New Opportunities Fund and Emerging Growth Fund are each separate series of shares of beneficial interest of PBHG Funds, a Delaware statutory trust. Since the Funds are part of the same entity, there are no differences in shareholder's rights.


              OWNERSHIP OF LIMITED FUND, NEW OPPORTUNITIES FUND AND
                            EMERGING GROWTHFUNDSHARES


SIGNIFICANT HOLDERS
         Listed below is the name, address and percent ownership of each person who as of April 10, 2003, to the knowledge of PBHG Funds, owned beneficially or of record 5% or more of the outstanding shares of Limited Fund:




NAME AND ADDRESS                                       NUMBER OF SHARES OWNED               PERCENT RECORD OWNERSHIP*
----------------                                       ----------------------               ------------------------

Charles Schwab & Co.                                       539,152.022                                8.26%
Reinvest Account
Attn: Mutual Fund Department
101 Montgomery Street
San Francisco, CA  94104-4122
National Financial Services Corp.                          367,370.907                                5.63%
For the exclusive benefit of our customers
777 Central Blvd #NJC#5
Carlstadt, NJ  07072-3010

---------------
*PBHG Funds has no knowledge of whether all or any portion of the shares owned of record are also owned beneficially.

         Listed below is the name, address and percent ownership of each person who as of April 10, 2003 to the knowledge of PBHG Funds, owned beneficially or of record 5% or more of the outstanding shares of New Opportunities Fund:




NAME AND ADDRESS                                       NUMBER OF SHARES OWNED                PERCENT RECORD OWNERSHIP
----------------                                       ----------------------               ------------------------

National Financial Services Corp.                          124,720.233                                8.31%*
For the exclusive benefit of our customers
777 Central Blvd #NJC#5
Carlstadt, NJ  07072-3010
PBHG Ltd 401k Plan                                          82,260.527                                5.48%**
c/o Terri Simonetti
Pilgrim Baxter & Associates
1400 Liberty Ridge Drive
Wayne, PA  19087-5525
Trustlynx & Co.                                             80,215.735                                5.35%*
Attn: Trustlynx House Account
PO Box 173736
Denver, CO  80217-3736

---------------
* PBHG Funds has no knowledge of whether all or any portion of the shares owned of record are also owned beneficially.
**  Shares are held of record only and not beneficially.

         Listed below is the name, address and percent ownership of each person who as of April 10, 2003 to the knowledge of PBHG Funds, owned beneficially or of record 5% or more of the outstanding shares of Emerging Growth Fund:




NAME AND ADDRESS                                       NUMBER OF SHARES OWNED               PERCENT RECORD OWNERSHIP*
----------------                                       ----------------------               ------------------------

National Financial Services Corp.                        4,651,622.914                               18.36%
For the exclusive benefit of our customers
777 Central Blvd #NJC#5
Carlstadt, NJ  07072-3010

Putnam Fiduciary Trust Co.                               4,440,656.627                               17.37%
FBO TRW Employee Stock & Savings
Attn:  DC Plan Admin Team
One Investors Way
Mailstop C-4-D
Norwood, MA  02062-1584

Chase Manhattan Bank Trust                               3,884,450.354                               15.33%
NY State Deferred Compensation Plan
Attn:  Gladstone Stephenson
3 Chase MetroTech Center Floor 6
Brooklyn, NY  11245-0001

Charles Schwab & Co.                                     2,352,176.846                                9.28%
Reinvest Account
Attn: Mutual Fund Department
101 Montgomery Street
San Francisco, CA  94104-4122

--------------
* PBHG Funds has no knowledge of whether all or any portion of the shares owned of record are also owned beneficially.


OWNERSHIP OF TRUSTEES AND OFFICERS

         To the best of the knowledge of PBHG Funds, the beneficial ownership of shares of Limited Fund, New Opportunities Fund or of Emerging Growth Fund by trustees and officers of PBHG Funds as a group constituted less than 1% of the outstanding shares of such Funds as of the record date April 10, 2003.

                                  LEGAL MATTERS

         Certain legal matters concerning PBHG Funds and its participation in the Reorganizations, the issuance of shares of Emerging Growth Fund in connection with the Reorganizations and the tax consequences of the Reorganizations will be passed upon by Ballard Spahr Andrews & Ingersoll, LLP, 1735 Market Street, 51st Floor, Philadelphia, PA 19103-7599.



                           INFORMATION FILED WITH THE
                       SECURITIES AND EXCHANGE COMMISSION

         This Proxy Statement/Prospectus and the related Statement of Additional Information do not contain all the information set forth in the registration statements and the exhibits relating thereto and annual reports which PBHG Funds has filed with the SEC pursuant to the requirements of the 1933 Act and the 1940 Act, to which reference is hereby made. The SEC file number for PBHG Funds' registration statement containing the current prospectus and statement of additional information relating to each of the Funds is Registration No. 2-99810.

         PBHG Funds is subject to the informational requirements of the 1940 Act and in accordance therewith files reports and other information with the SEC. Reports, proxy statements, registration statements and other information filed by PBHG Funds (including the Registration Statement of PBHG Funds relating to Emerging Growth Fund on Form N-14 of which this Proxy Statement/Prospectus is a part and which is hereby incorporated by reference) may be inspected without charge and copied at the public reference facilities maintained by the SEC at Room 1014, Judiciary Plaza, 450 Fifth Street, NW, Washington, DC 20549, and at the following regional office of the SEC: 500 West Madison Street, 14th Floor, Chicago, Illinois 60661. Copies of such material may also be obtained from the Public Reference Section of the SEC at 450 Fifth Street, NW, Washington, DC 20549 at the prescribed rates. The SEC maintains a Web site at http://www.sec.gov that contains information regarding PBHG Funds and other registrants that file electronically with the SEC.



                ADDITIONAL INFORMATION ABOUT EMERGING GROWTH FUND

         For more information with respect to PBHG Funds and Emerging Growth Fund concerning the following topics, please refer to the current prospectus of PBHG Growth Funds included as Appendix III as indicated: (i) see the discussion "Performance Information" and "Fees and Expenses" and "Example" for further information regarding Emerging Growth Fund performance and expenses; (ii) see the discussion "The Investment Adviser" for further information regarding management of Emerging Growth Fund; and (iii) see the discussion "Your Investment" for further information regarding share pricing, purchase and redemption of shares, dividends and distribution arrangements for the shares.

         [BLANK PAGE]

                                                                      APPENDIX I
                             PLAN OF REORGANIZATION
                                       FOR
                                PBHG LIMITED FUND
                      AN INVESTMENT PORTFOLIO OF PBHG FUNDS

         This Plan of Reorganization provides for the reorganization of PBHG Limited Fund (the "Limited Fund"), an investment portfolio of PBHG Funds (the "Trust"), into PBHG Emerging Growth Fund (the "Emerging Growth Fund"), also an investment portfolio of the Trust. The Emerging Growth Fund is sometimes referred to herein as the "Surviving Fund," and the Limited Fund is sometimes referred to herein as the "Reclassified Fund." The Surviving Fund and the Reclassified Fund are sometimes collectively referred to herein as the "Funds."

         WHEREAS, the Trust is a Delaware statutory trust and a registered investment company under the Investment Company Act of 1940, as amended (the "1940 Act");

         WHEREAS, the Funds are each investment portfolios of the Trust representing separate series of shares of beneficial interest of the Trust;

         WHEREAS, the Funds are authorized to issue an unlimited number of PBHG Class shares and Advisor Class shares;

         WHEREAS, the Limited Fund and the Emerging Growth Fund each has outstanding PBHG Class shares and neither the Limited Fund nor the Emerging Growth Fund has any outstanding Advisor Class shares; and

         WHEREAS, the Board of Trustees of the Trust has determined that it would be in the best interests of the Funds' beneficial owners to reorganize the Reclassified Fund by reclassifying the shares of the Limited Fund as shares of the Emerging Growth Fund in the manner described below.

         NOW, THEREFORE, the Limited Fund shall be reorganized into the Emerging Growth Fund on the following terms and conditions.

1.    PLAN OF REORGANIZATION.

         (A) RECLASSIFICATION OF SHARES. At the Effective Time described in
Section 3 below, all of the issued and outstanding PBHG Class shares of the Limited Fund shall be reclassified and changed into and become PBHG Class shares of the Emerging Growth Fund based upon their respective net asset values, and thereafter shall have the attributes of PBHG Class shares of the Emerging Growth Fund.

         The stock transfer books of the Limited Fund will be permanently closed at the Effective Time and only requests for the redemption of shares of the Limited Fund received in proper form prior to the close of trading on the New York Stock Exchange on the date of the Effective Time shall be accepted. Thereafter, redemption requests received by the Limited Fund shall be deemed to be redemption requests for the Emerging Growth Fund shares into which such Limited Fund shares were reclassified under this Plan of Reorganization.

         (B) ATTRIBUTION OF ASSETS AND LIABILITIES. At the Effective Time described in Section 3 below, the proportionate undivided interest in the net assets of the Limited Fund attributable to its PBHG Class shares shall become a part of the proportionate undivided interest in the net assets of the Emerging Growth Fund attributable to its PBHG Class shares and the expenses, costs, charges and reserves allocated to the PBHG Class shares of the Limited Fund immediately prior to the Effective Time shall become expenses, costs, charges and reserves of PBHG Class shares of the Emerging Growth Fund. The Trust shall instruct its custodian to reflect in the custodian's records for the Emerging Growth Fund the attribution of the assets of the Limited Fund in the manner described above.

         (C) BENEFICIAL OWNER ACCOUNTS. At the Effective Time described in
Section 3 below, each beneficial owner of record of PBHG Class shares of the Limited Fund will receive that number of PBHG Class shares of the Emerging Growth Fund having an aggregate net asset value equal to the aggregate net asset value of the PBHG Class shares of the Limited Fund held by such beneficial owner immediately prior to the Effective Time.

         The Trust will establish an open account on the records of the Emerging Growth Fund in the name of each beneficial owner of record of the Limited Fund to which will be credited the respective number of shares of the Emerging Growth Fund due such beneficial owner. Fractional shares of the Emerging Growth Fund will be carried to the third decimal place. Certificates representing shares of the Emerging Growth Fund will not be issued. The net asset value of the shares of the Limited Fund and the net value of the assets of the Emerging Growth Fund will be determined at the Effective Time in accordance with the policies and procedures of the Trust.

         2. TERMINATION OF RECLASSIFIED FUND. Immediately after the Effective Time described in Section 3 below, the Reclassified Fund shall cease to be an investment portfolio of the Trust and the Trust's Board of Trustees hereby authorizes the officers of the Trust to amend Schedule A to the Trust's Agreement and Declaration of Trust and to take any other necessary action to terminate the Reclassified Fund as a separate investment portfolio of the Trust.

         3. EFFECTIVE TIME OF THE REORGANIZATION. The reorganization of the Reclassified Fund contemplated by this Plan of Reorganization shall occur on June 20, 2003, at 4:30 p.m. Eastern Time, or such other date and time as the officers of the Trust shall determine (the "Effective Time").

         4. APPROVAL OF BENEFICIAL OWNERS. A meeting of the holders of the Limited Fund shares shall be duly called and constituted for the purpose of acting upon this Plan of Reorganization and the transactions contemplated herein. Approval by such beneficial owners of this Plan of Reorganization shall authorize the Trust to take the actions required to effect the Plan of Reorganization for the Reclassified Fund.

         5. CONDITIONS OF PRECEDENT. The Trust will consummate the Plan of Reorganization only after satisfaction of each of the following conditions:

              (a) All consents, approvals, permits and authorizations required to be obtained from governmental authorities, including the Securities and Exchange Commission and state securities commissions, to permit the parties to carry out the transactions contemplated by this Plan of Reorganization shall have been received.

              (b) This Plan of Reorganization shall have been approved by the beneficial owners of shares of the Reclassified Fund at a special meeting by the affirmative vote of a majority of the total number of shares cast.

              (c) The assets of the Limited Fund to be acquired by the Emerging Growth Fund shall constitute at least 90% of the fair market value of the net assets and at least 70% of the fair market value of the gross assets held by the Limited Fund immediately prior to the reclassification. For purposes of this paragraph 5(c), any assets used by the Reclassified Fund to pay the expenses it incurs in connection with this Plan of Reorganization and to effect all beneficial owner redemptions and distributions (other than regular, normal dividends and regular, normal redemptions pursuant to the 1940 Act, and not in excess of the requirements of Section 852 of the Code, occurring in the ordinary course of the Reclassified Fund's business as a portfolio of an open-end management investment company) after the commencement of negotiations regarding the Reorganization shall be included as assets of the Reclassified Fund held immediately prior to the reclassification.

              (d) The dividend described in the last sentence of paragraph 6(a)(i) shall have been declared.

              (e) The Trust shall have received an opinion of Ballard Spahr Andrews & Ingersoll, LLP ("BSA&I") to the effect that consummation of the transaction contemplated by this Plan of Reorganization will constitute a "reorganization" within the meaning of Section 368(a) of the Internal Revenue Code (the "Code"), and that the beneficial owners of the Reclassified Fund will recognize no gain or loss to the extent that they receive shares of the Surviving Fund in exchange for their shares of the Reclassified Fund in accordance with this Plan of Reorganization. In rendering such opinion, BSA&I may request and rely upon representations contained in certificates of officers of the Trust and others, and the officers of the Trust shall use their best efforts to make available such truthful certificates.

              (f) The Trust shall have received an opinion of BSA&I, dated as of the Effective Time, addressed to and in form and substance satisfactory to the Trust, to the effect that this Plan of Reorganization has been duly authorized and approved by all requisite action of the Trust and the beneficial owners of the shares of the Reclassified Fund.

         At any time prior to the Effective Time, any of the foregoing conditions may be waived by the Trust if, in the judgment of its Board of Trustees, such waiver will not have a material adverse effect on the benefits intended under this Plan of Reorganization for the Reclassified Fund's beneficial owners.

         6. LIMITED FUND AND EMERGING GROWTH FUND TAX MATTERS.

              (A) LIMITED FUND.

                      (i) The Limited Fund has elected to be a regulated
               investment company under Subchapter M of the Code. The Limited Fund has qualified as such for each taxable year since inception that has ended prior to the Effective Time and will have satisfied the requirements of Part I of Subchapter M of the Code to maintain such qualification for the period beginning on the first
               day of its current taxable year and ending at the Effective Time. The Limited Fund has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M of the Code did not apply to it. In order to (i) ensure continued qualification of the Limited Fund as a "regulated investment company" for tax purposes and (ii) eliminate any tax liability of the Limited Fund arising by reason of undistributed investment company taxable income or net capital gain, the Limited Fund will declare on or prior to the Effective Time to the beneficial owners of the Limited Fund a dividend or dividends that, together with all previous such dividends, shall have the effect of distributing (A) all of the Limited Fund's investment company taxable income (determined without regard to any deductions for dividends paid) for the taxable year ended March 31, 2003 and for the short taxable year beginning on April 1, 2003 and ending at the Effective Time and (B) all of the Limited Fund's net capital gain for the taxable year ended March 31, 2003 and for such short taxable year.

                      (ii) The Limited Fund has timely filed all tax returns
               required to be filed by it and all taxes with respect thereto have been paid. No deficiencies for any taxes have been proposed, assessed or asserted in writing by any taxing authority against the Limited Fund, and no deficiency has been proposed, assessed or asserted, in writing, where such deficiency would reasonably be expected, individually or in the aggregate, to have a material adverse effect on the condition, financial or otherwise, property, assets or prospects of the Limited Fund.

              (B) EMERGING GROWTH FUND.

                      (i) The Emerging Growth Fund has elected to be treated as
               a regulated investment company under Subchapter M of the Code. The Emerging Growth Fund has qualified as such for each taxable year since inception that has ended prior to the Effective Time and will satisfy the requirements of Part I of Subchapter M of the Code to maintain such qualification for its current taxable year. The Emerging Growth Fund has no earnings or profits accumulated in any taxable year in which the provisions of Subchapter M of the Code did not apply to it.

                      (ii) The Emerging Growth Fund has timely filed all returns required to be filed by it and all taxes with respect thereto have been paid. No deficiencies for any taxes have been proposed, assessed or asserted in writing by any taxing authority against the Emerging Growth Fund, and no deficiency has been proposed, assessed or asserted, in writing, where such deficiency would reasonably be expected, individually or in the aggregate, to have a material adverse effect on the condition, financial or otherwise, property, assets or prospects of the Emerging Growth Fund.

         7. TERMINATION. The Trust may terminate this Plan of Reorganization with the approval of its Board of Trustees at any time prior to the Effective Time, notwithstanding approval thereof by the Reclassified Fund's respective beneficial owners if, in the judgment of the Board of Trustees, proceeding with the Plan of Reorganization would be inadvisable.

         8. FURTHER ASSURANCES. The Trust shall take such further action as may be necessary or desirable and proper to consummate the transactions contemplated hereby.

         9. EXPENSES. Each of the Funds shall bear any expenses each incurs in connection with this Plan of Reorganization and the transactions contemplated hereby.

         This Plan of Reorganization was approved and adopted by the Board of Trustees of the Trust on the 18th day of February, 2003.

                                                                     APPENDIX II
                             PLAN OF REORGANIZATION
                                       FOR
                           PBHG NEW OPPORTUNITIES FUND
                           AN INVESTMENT PORTFOLIO OF
                                   PBHG FUNDS

         This Plan of Reorganization provides for the reorganization of PBHG New Opportunities Fund (the "New Opportunities Fund"), an investment portfolio of PBHG Funds (the "Trust"), into PBHG Emerging Growth Fund (the "Emerging Growth Fund"), also an investment portfolio of the Trust. The Emerging Growth Fund is sometimes referred to herein as the "Surviving Fund," and the New Opportunities Fund is sometimes referred to herein as the "Reclassified Fund." The Surviving Fund and the Reclassified Fund are sometimes collectively referred to herein as the "Funds."

         WHEREAS, the Trust is a Delaware statutory trust and a registered investment company under the Investment Company Act of 1940, as amended (the "1940 Act");

         WHEREAS, the Funds are each investment portfolios of the Trust representing separate series of shares of beneficial interest of the Trust;

         WHEREAS, the Funds are authorized to issue an unlimited number of PBHG Class shares and Advisor Class shares;

         WHEREAS, the New Opportunities Fund and the Emerging Growth Fund each has outstanding PBHG Class shares and neither the New Opportunities Fund nor the Emerging Growth Fund has any outstanding Advisor Class shares; and

         WHEREAS, the Board of Trustees of the Trust has determined that it would be in the best interests of the Funds' beneficial owners to reorganize the Reclassified Fund by reclassifying the shares of the New Opportunities Fund as shares of the Emerging Growth Fund in the manner described below.

         NOW, THEREFORE, the New Opportunities Fund shall be reorganized into the Emerging Growth Fund on the following terms and conditions.

1.    PLAN OF REORGANIZATION.

         (A) RECLASSIFICATION OF SHARES. At the Effective Time described in
Section 3 below, all of the issued and outstanding PBHG Class shares of the New Opportunities Fund shall be reclassified and changed into and become PBHG Class shares of the Emerging Growth Fund based upon their respective net asset values, and thereafter shall have the attributes of PBHG Class shares of the Emerging Growth Fund.

         The stock transfer books of the New Opportunities Fund will be permanently closed at the Effective Time and only requests for the redemption of shares of the New Opportunities Fund received in proper form prior to the close of trading on the New York Stock Exchange on the date of the Effective Time shall be accepted. Thereafter, redemption requests received by the New Opportunities Fund shall be deemed to be redemption requests for the Emerging Growth Fund shares into which such New Opportunities Fund shares were reclassified under this Plan of Reorganization.

         (B) ATTRIBUTION OF ASSETS AND LIABILITIES. At the Effective Time described in Section 3 below, the proportionate undivided interest in the net assets of the New Opportunities Fund attributable to its PBHG Class shares shall become a part of the proportionate undivided interest in the net assets of the Emerging Growth Fund attributable to its PBHG Class shares and the expenses, costs, charges and reserves allocated to the PBHG Class shares of the New Opportunities Fund immediately prior to the Effective Time shall become expenses, costs, charges and reserves of PBHG Class shares of the Emerging Growth Fund. The Trust shall instruct its custodian to reflect in the custodian's records for the Emerging Growth Fund the attribution of the assets of the New Opportunities Fund in the manner described above.

         (C) BENEFICIAL OWNER ACCOUNTS. At the Effective Time described in
Section 3 below, each beneficial owner of record of PBHG Class shares of the New Opportunities Fund will receive that number of PBHG Class shares of the Emerging Growth Fund having an aggregate net asset value equal to the aggregate net asset value of the PBHG Class shares of the New Opportunities Fund held by such beneficial owner immediately prior to the Effective Time.

         The Trust will establish an open account on the records of the Emerging Growth Fund in the name of each beneficial owner of record of the New Opportunities Fund to which will be credited the respective number of shares of the Emerging Growth Fund due such beneficial owner. Fractional shares of the Emerging Growth Fund will be carried to the third decimal place. Certificates representing shares of the Emerging Growth Fund will not be issued. The net asset value of the shares of the New Opportunities Fund and the net value of the assets of the Emerging Growth Fund will be determined at the Effective Time in accordance with the policies and procedures of the Trust.

         2. TERMINATION OF RECLASSIFIED FUND. Immediately after the Effective Time described in Section 3 below, the Reclassified Fund shall cease to be an investment portfolio of the Trust and the Trust's Board of Trustees hereby authorizes the officers of the Trust to amend Schedule A to the Trust's Agreement and Declaration of Trust and to take any other necessary action to terminate the Reclassified Fund as a separate investment portfolio of the Trust.

         3. EFFECTIVE TIME OF THE REORGANIZATION. The reorganization of the Reclassified Fund contemplated by this Plan of Reorganization shall occur on June 20, 2003, at 4:30 p.m. Eastern Time, or such other date and time as the officers of the Trust shall determine (the "Effective Time").

         4. APPROVAL OF BENEFICIAL OWNERS. A meeting of the holders of the New Opportunities Fund shares shall be duly called and constituted for the purpose of acting upon this Plan of Reorganization and the transactions contemplated herein. Approval by such beneficial owners of this Plan of Reorganization shall authorize the Trust to take the actions required to effect the Plan of Reorganization for the Reclassified Fund.

         5. CONDITIONS OF PRECEDENT. The Trust will consummate the Plan of Reorganization only after satisfaction of each of the following conditions:

              (a) All consents, approvals, permits and authorizations required to be obtained from governmental authorities, including the Securities and Exchange Commission and state securities commissions, to permit the parties to carry out the transactions contemplated by this Plan of Reorganization shall have been received.

              (b) This Plan of Reorganization shall have been approved by the beneficial owners of shares of the Reclassified Fund at a special meeting by the affirmative vote of a majority of the total number of shares cast.

              (c) The assets of the New Opportunities Fund to be acquired by the Emerging Growth Fund shall constitute at least 90% of the fair market value of the net assets and at least 70% of the fair market value of the gross assets held by the New Opportunities Fund immediately prior to the reclassification. For purposes of this paragraph 5(c), any assets used by the Reclassified Fund to pay the expenses it incurs in connection with this Plan of Reorganization and to effect all beneficial owner redemptions and distributions (other than regular, normal dividends and regular, normal redemptions pursuant to the 1940 Act, and not in excess of the requirements of Section 852 of the Code, occurring in the ordinary course of the Reclassified Fund's business as a portfolio of an open-end management investment company) after the commencement of negotiations regarding the Reorganization shall be included as assets of the Reclassified Fund held immediately prior to the reclassification.

              (d) The dividend described in the last sentence of paragraph 6(a)(i) shall have been declared.

              (e) The Trust shall have received an opinion of Ballard Spahr Andrews & Ingersoll, LLP ("BSA&I") to the effect that consummation of the transaction contemplated by this Plan of Reorganization will constitute a "reorganization" within the meaning of Section 368(a) of the Internal Revenue Code (the "Code"), and that the beneficial owners of the Reclassified Fund will recognize no gain or loss to the extent that they receive shares of the Surviving Fund in exchange for their shares of the Reclassified Fund in accordance with this Plan of Reorganization. In rendering such opinion, BSA&I may request and rely upon representations contained in certificates of officers of the Trust and others, and the officers of the Trust shall use their best efforts to make available such truthful certificates.

              (f) The Trust shall have received an opinion of BSA&I, dated as of the Effective Time, addressed to and in form and substance satisfactory to the Trust, to the effect that this Plan of Reorganization has been duly authorized and approved by all requisite action of the Trust and the beneficial owners of the shares of the Reclassified Fund.

         At any time prior to the Effective Time, any of the foregoing conditions may be waived by the Trust if, in the judgment of its Board of Trustees, such waiver will not have a material adverse effect on the benefits intended under this Plan of Reorganization for the Reclassified Fund's beneficial owners.

         6. NEW OPPORTUNITIES FUND AND EMERGING GROWTH FUND TAX MATTERS.

              (A) NEW OPPORTUNITIES FUND.

                    (i) The New Opportunities Fund has elected to be a regulated investment company under Subchapter M of the Code. The New Opportunities Fund has qualified as such for each taxable year since inception that has ended prior to the Effective Time and will have satisfied the requirements of Part I of Subchapter M of the Code to maintain such qualification for the period beginning on the first day of its current taxable year and ending at the Effective Time. The New Opportunities Fund has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M of the Code did not apply to it. In order to (i) ensure continued qualification of the New Opportunities Fund as a "regulated investment company" for tax purposes and (ii) eliminate any tax liability of the New Opportunities Fund arising by reason of undistributed investment company taxable income or net capital gain, the New Opportunities Fund will declare on or prior to the Effective Time to the beneficial owners of the New Opportunities Fund a dividend or dividends that, together with all previous such dividends, shall have the effect of distributing (A) all of the New Opportunities Fund's investment company taxable income (determined without regard to any deductions for dividends paid) for the taxable year ended March 31, 2003 and for the short taxable year beginning on April 1, 2003 and ending at the Effective Time and (B) all of the New Opportunities Fund's net capital gain for the taxable year ended March 31, 2003 and for such short taxable year.

                    (ii) The New Opportunities Fund has timely filed all tax returns required to be filed by it and all taxes with respect thereto have been paid. No deficiencies for any taxes have been proposed, assessed or asserted in writing by any taxing authority against the New Opportunities Fund, and no deficiency has been proposed, assessed or asserted, in writing, where such deficiency would reasonably be expected, individually or in the aggregate, to have a material adverse effect on the condition, financial or otherwise, property, assets or prospects of the New Opportunities Fund.

         (B) EMERGING GROWTH FUND.

                    (i) The Emerging Growth Fund has elected to be treated as a regulated investment company under Subchapter M of the Code. The Emerging Growth Fund has qualified as such for each taxable year since inception that has ended prior to the Effective Time and will satisfy the requirements of Part I of Subchapter M of the Code to maintain such qualification for its current taxable year. The Emerging Growth Fund has no earnings or profits accumulated in any taxable year in which the provisions of Subchapter M of the Code did not apply to it.

                    (ii) The Emerging Growth Fund has timely filed all returns required to be filed by it and all taxes with respect thereto have been paid. No deficiencies for any taxes have been proposed, assessed or asserted in writing by any taxing authority against the Emerging Growth Fund, and no deficiency has been proposed, assessed or asserted, in writing, where such deficiency would reasonably be expected, individually or in the aggregate, to have a material adverse effect on the condition, financial or otherwise, property, assets or prospects of the Emerging Growth Fund.

         7. TERMINATION. The Trust may terminate this Plan of Reorganization with the approval of its Board of Trustees at any time prior to the Effective Time, notwithstanding approval thereof by the Reclassified Fund's respective beneficial owners if, in the judgment of the Board of Trustees, proceeding with the Plan of Reorganization would be inadvisable.

         8. FURTHER ASSURANCES. The Trust shall take such further action as may be necessary or desirable and proper to consummate the transactions contemplated hereby.

         9. EXPENSES. Each of the Funds shall bear any expenses each incurs in connection with this Plan of Reorganization and the transactions contemplated hereby.

         This Plan of Reorganization was approved and adopted by the Board of Trustees of the Trust on the 18th day of February, 2003.

[LOGO OMITTED] PBHG FUNDS(R)[COMPASS GRAPHIC OMITTED]

PROSPECTUS July 29, 2002
(as supplemented, January 7, 2003)

GROWTH FUNDS
PBHG Core Growth Fund
PBHG Emerging  Growth Fund
PBHG Growth Fund
PBHG Large Cap 20 Fund
PBHG Large Cap Growth Fund
PBHG Limited Fund
PBHG New Opportunities Fund
PBHG Select Equity Fund

VALUE FUNDS
PBHG Clipper Focus Fund
PBHG Focused Value Fund
PBHG Large Cap Value Fund
PBHG Mid-Cap Value Fund
PBHG Small Cap Value Fund

SPECIALTY FUNDS
PBHG Disciplined Equity Fund
PBHG Global Technology & Communications Fund
PBHG REIT Fund
PBHG Strategic Small Company Fund
PBHG Technology & Communications Fund

FIXED-INCOME FUNDS
PBHG IRA Capital Preservation Fund

MONEY MARKET FUNDS
PBHG Cash Reserves Fund

The Securities and Exchange Commission has not approved or disapproved any Fund shares or determined whether this Prospectus is truthful or complete. Anyone who tells you otherwise is committing a crime.

                                                         PBHG Prospectus -- 1/03

AN INTRODUCTION TO THE PBHG FUNDS(R) AND THIS PROSPECTUS

PBHG Funds is a mutual fund that offers a convenient and economical means of investing in professionally managed portfolios of securities, called Funds. This Prospectus offers PBHG Class Shares of each Fund listed on the cover.

Each Fund has its own investment goal and strategies for reaching that goal. Before investing, make sure the Fund's goal matches your own.

     PBHG Cash Reserves Fund is designed for conservative investors who want to receive current income from their investments. This Fund may be suitable for investors who require stability of principal or who are pursuing a short-term investment goal, such as investing emergency reserves.

     Other PBHG Funds are generally designed for long-term investors, such as those saving for retirement, or investors that want a fund that seeks to outperform the market in which it invests over the long-term. These other Funds may not be suitable for investors who are pursuing a short-term investment goal, such as investing emergency reserves. Except for the IRA Capital Preservation Fund, these other Funds also may not be suitable for investors who require regular income or stability of principal.

                               INVESTMENT ADVISER

Pilgrim Baxter & Associates, Ltd. ("Pilgrim Baxter") is the investment adviser for each Fund. Pilgrim Baxter has retained certain sub-advisers to assist in managing the Funds. For information about the sub-advisers, see page 102 of the Prospectus.

This Prospectus contains important information you should know before investing in any Fund and as a shareholder in a Fund. This information is arranged into different sections for easy reading and future reference. To obtain more information about the Funds, please refer to the back cover of this Prospectus.

                                                                        CONTENTS
FUND SUMMARIES
--------------------------------------------------------------------------------

                     PBHG Core Growth Fund ..............................3
                     PBHG Emerging Growth Fund ..........................7
                     PBHG Growth Fund ..................................11
                     PBHG Large Cap 20 Fund ............................15
                     PBHG Large Cap Growth Fund ........................19
                     PBHG Limited Fund .................................23
                     PBHG New Opportunities Fund .......................27
                     PBHG Select Equity Fund ...........................31
                     PBHG Clipper Focus Fund ...........................35
                     PBHG Focused Value Fund ...........................39
                     PBHG Large Cap Value Fund .........................43
                     PBHG Mid-Cap Value Fund ...........................47
                     PBHG Small Cap Value Fund .........................51
                     PBHG Disciplined Equity Fund ......................55
                     PBHG Global Technology & Communications Fund ......59
                     PBHG REIT Fund ....................................64
                     PBHG Strategic Small Company Fund .................69
                     PBHG Technology & Communications Fund .............73
                     PBHG IRA Capital Preservation Fund ................78
                     PBHG Cash Reserves Fund ...........................85

MORE ABOUT THE FUNDS
--------------------------------------------------------------------------------

                     Our Investment Strategies .........................89
                     Risks & Returns ...................................92

THE INVESTMENT ADVISER
& SUB-ADVISERS
--------------------------------------------------------------------------------

                     The Investment Adviser ...........................102
                        Pilgrim Baxter & Associates, Ltd.
                     The Sub-Advisers .................................102
                        Pacific Financial Research, Inc.
                          ("PFR")
                        Analytic Investors, Inc.
                          ("Analytic")
                        Heitman Real Estate Securities LLC
                          ("Heitman")
                        Dwight Asset Management Company
                          ("Dwight")
                        Wellington Management Company, Ltd.
                          ("Wellington Management")

YOUR INVESTMENT
--------------------------------------------------------------------------------

                     Pricing Fund Shares ..............................108
                     Buying Shares ....................................109
                     Selling Shares ...................................111
                     General Policies .................................112
                     Distribution & Taxes .............................116

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                     Financial Highlights .............................118

PBHG Core Growth Fund

[GRAPHIC OMITTED] GOAL
The Fund seeks to provide investors with capital appreciation.

[GRAPHIC OMITTED] MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 65% of its total assets in growth securities, such as common stocks, of small, medium or large capitalization companies. The growth securities in the Fund are primarily common stocks that Pilgrim Baxter believes have strong business momentum, earnings growth and capital appreciation potential. Pilgrim Baxter uses its own fundamental research, computer models and proprietary measures of growth in determining which securities to buy and sell for this Fund. The Fund may sell a security for a variety of reasons, such as to invest in a company with more attractive growth prospects.

[GRAPHIC OMITTED] MAIN INVESTMENT RISKS
The value of your investment in the Fund may go down, which means you could lose money.

The price of the securities in the Fund will fluctuate. These price movements may occur because of changes in financial markets, the company's individual situation or industry changes. These risks are greater for companies with smaller market capitalizations because they tend to have more limited product lines, markets and financial resources and may be dependent on a smaller management group than larger, more established companies.

The growth securities in the Fund may never reach what Pilgrim Baxter believes are their full earnings growth and capital appreciation potential and may go down in price. In addition, the Fund may emphasize small, medium or large sized companies. An investment in small and medium sized companies is likely to make the Fund more volatile than the stock market in general, as measured by the S&P 500 Index. However, the Fund may also emphasize large company securities which may limit some of the risk associated with growth investing because large company securities tend to be less volatile than smaller company securities.

Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

[GRAPHIC OMITTED] For more information on this Fund's investment  strategies and the associated risks, please refer to the More About the Funds section beginning on page 89.

                                                         PBHG CORE GROWTH FUND 3

[GRAPHIC OMITTED] PERFORMANCE INFORMATION

The bar chart below and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The bar chart shows you how the Fund's performance has varied from year to year. The performance table compares the Fund's performance over time to that of the Russell Midcap(R) Growth Index. The Russell Midcap(R) Growth Index is a widely recognized, unmanaged index that measures the performance of the smaller issuers in the Russell 1000(R) Index with greater-than-average growth characteristics. The Russell 1000(R) Index is an unmanaged index that measures the performance of 1,000 large cap companies. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) does not indicate how it will perform in the future.

CALENDAR YEAR TOTAL RETURNS
[BAR GRAPH OMITTED--PLOT POINTS AS FOLLOWS:]

1996     32.80%
1997     -9.71%
1998      7.42%
1999     97.59%
2000    -21.07%
2001    -38.76%


The  Fund's  year-to-date  return as of 6/30/02  was  -17.62%.

        --------------------------------------
        BEST QUARTER:   Q4 1999         54.71%
        WORST QUARTER:  Q1 2001        -39.55%


4 PBHG CORE GROWTH FUND

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/01

The table below provides average annual total return information for the Fund's PBHG Class shares, and includes both before- and after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


________________________________________________________________________________
                                                                         Since
                                                Past        Past       Inception
                                               1 Year      5 Years    (12/29/95)
--------------------------------------------------------------------------------

  Core Growth Fund --
    PBHG Class
    Before Taxes                               -38.76%     -1.52%        3.51%

  Core Growth Fund --
    PBHG Class
    After Taxes on Distributions               -38.76%     -2.29%        2.83%

  Core Growth Fund --
    PBHG Class
    After Taxes on Distributions
    and Sale of Fund Shares                    -23.60%**   -1.22%**      2.84%**

  Russell Midcap(R) Growth Index*
    (Reflects No Deduction for
    Fees, Expenses or Taxes)                   -20.15%      9.02%       10.38%

 *The since inception return for the Russell Midcap(R) Growth Index was calculated from December 31, 1995.

**When the return after taxes on distributions and sale of Fund shares is higher than the return after taxes on distributions, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.


                                                         PBHG CORE GROWTH FUND 5

[GRAPHIC OMITTED] FEES AND EXPENSES
This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in the Fund.

--------------------------------------------------------------------------------
 FEES AND EXPENSES TABLE
                                                 PBHG CLASS
--------------------------------------------------------------------------------
 SHAREHOLDER FEES
 (FEES PAID DIRECTLY FROM YOUR INVESTMENT)          None
--------------------------------------------------------------------------------
 ANNUAL FUND OPERATING EXPENSES
 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
 Management Fees                                    0.85%
 Distribution and/or Service (12b-1) Fees           None
 Other Expenses                                     0.64%
--------------------------------------------------------------------------------
 Total Annual Operating Expenses                    1.49%*
--------------------------------------------------------------------------------

*THESE ARE THE EXPENSES YOU SHOULD EXPECT TO PAY AS AN INVESTOR IN THIS FUND FOR
 THE FISCAL YEAR ENDING MARCH 31, 2003. HOWEVER, YOU SHOULD KNOW THAT FOR THE FISCAL YEAR ENDING MARCH 31, 2003, PILGRIM BAXTER HAS CONTRACTUALLY AGREED TO WAIVE THAT PORTION, IF ANY, OF THE ANNUAL MANAGEMENT FEES PAYABLE BY THE FUND AND TO PAY CERTAIN EXPENSES OF THE FUND TO THE EXTENT NECESSARY TO ENSURE THAT THE TOTAL ANNUAL FUND OPERATING EXPENSES (EXCLUSIVE OF CERTAIN EXPENSES SUCH AS BROKERAGE COMMISSIONS AND EXTRAORDINARY EXPENSES) DO NOT EXCEED 1.50%. IN ADDITION, IN CONNECTION WITH OLD MUTUAL PLC'S ACQUISITION OF PILGRIM BAXTER'S PARENT COMPANY, OLD MUTUAL AND PILGRIM BAXTER HAVE AGREED TO MAINTAIN THIS EXPENSE LIMITATION AGREEMENT UNTIL MARCH 31, 2003. YOU SHOULD ALSO KNOW THAT IN ANY FISCAL YEAR IN WHICH THE FUND'S ASSETS ARE GREATER THAN $75 MILLION AND ITS TOTAL ANNUAL FUND OPERATING EXPENSES (EXCLUDING CERTAIN EXPENSES SUCH AS BROKERAGE COMMISSIONS AND EXTRAORDINARY EXPENSES) ARE LESS THAN 1.50%, THE FUND'S BOARD OF TRUSTEES MAY ELECT TO REIMBURSE PILGRIM BAXTER FOR ANY FEES IT WAIVED OR EXPENSES IT REIMBURSED ON THE FUND'S BEHALF DURING THE PREVIOUS TWO FISCAL YEARS. THE BOARD MADE NO REIMBURSEMENT ELECTION DURING THE FISCAL YEAR ENDED MARCH 31, 2002. IN ADDITION, THROUGH AN ARRANGEMENT WITH THE FUND'S TRANSFER AGENT, CREDITS REALIZED AS A RESULT OF UNINVESTED CASH BALANCES ARE USED TO REDUCE TRANSFER AGENT EXPENSES. INCLUDING THESE REDUCTIONS, THE TOTAL FUND ANNUAL OPERATING EXPENSES WOULD HAVE BEEN 1.47%.

[GRAPHIC OMITTED] EXAMPLE
This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses remain the same for the time periods shown. The example is hypothetical. Your actual costs may be higher or lower.

--------------------------------------------------------------------------------
 YOUR COST OVER
                       1 Year        3 Years        5 Years       10 Years
--------------------------------------------------------------------------------
 PBHG Class             $152          $471           $813          $1,779


6 PBHG CORE GROWTH FUND

PBHG Emerging Growth Fund

[GRAPHIC OMITTED] GOAL

The Fund seeks to provide investors with long-term growth of capital.

[GRAPHIC OMITTED] MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its assets in growth securities, such as common stocks, of small sized companies. These companies generally have market capitalizations similar to the market capitalizations of the companies in the Russell 2000(R) Growth Index at the time of the Fund's investment. As of June 30, 2002, the Russell 2000(R) Growth Index had market capitalizations between $26 million and $1.8 billion. The growth securities in the Fund are primarily common stocks that Pilgrim Baxter believes have strong historical earnings growth and expected earnings higher than the U.S. market as a whole, as measured by the S&P 500 Index. Pilgrim Baxter expects to focus primarily on those growth securities whose market capitalizations or annual revenues are $500 million or less at the time of purchase. The size of the companies in the Russell 2000(R) Growth Index and those which Pilgrim Baxter intends to focus the Fund's investments will change with market conditions and the composition of the index. Pilgrim Baxter uses its own fundamental research, computer models and proprietary measures of growth in determining which securities to buy and sell for this Fund. The Fund may sell a security for a variety of reasons, such as to invest in a company with more attractive growth prospects.

[GRAPHIC OMITTED] MAIN INVESTMENT RISKS

The value of your investment in the Fund may go down, which means you could lose money.

The price of the securities in the Fund will fluctuate. These price movements may occur because of changes in the financial markets, the company's individual situation, or industry changes. These risks are greater for companies with smaller market capitalizations because they tend to have more limited product lines, markets and financial resources and may be dependent on a smaller management group than larger, more established companies.

The Fund emphasizes small sized growth companies, so it is likely to be more volatile than the stock market in general, as measured by the S&P 500 Index. In addition, the growth securities in the Fund may never reach what Pilgrim Baxter believes are their full earnings growth potential and may go down in price.

Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

[GRAPHIC OMITTED] For more information on this Fund's investment  strategies and the associated risks, please refer to the More About the Funds section beginning on page 89.


                                                     PBHG EMERGING GROWTH FUND 7

[GRAPHIC OMITTED] PERFORMANCE INFORMATION

The bar chart below and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The bar chart shows you how the Fund's performance has varied from year to year. The performance table compares the Fund's performance over time to that of the Russell 2000(R) Growth Index, a widely recognized, unmanaged index that tracks the performance of those securities in the Russell 2000(R) Index with greater-than-average growth characteristics. The Russell 2000(R) Index is an unmanaged index that measures the performance of 2,000 small cap companies. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) does not indicate how it will perform in the future.

                        -------------------------------
                          CALENDAR YEAR TOTAL RETURNS


[BAR GRAPH OMITTED--PLOT POINTS AS FOLLOWS:]

1994    23.78%
1995    48.45%
1996    17.08%
1997    -3.67%
1998     3.00%
1999    48.34%
2000   -25.22%
2001   -32.56%

The  Fund's  year-to-date  return as of 6/30/02 was -35.98%.

BEST QUARTER:       Q4 1999         45.85%
WORST QUARTER:      Q3 2001        -34.44%

8  PBHG EMERGING GROWTH FUND

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/01

The table below provides average annual total return information for the Fund's PBHG Class shares, and includes both before- and after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                       Since
                                              Past         Past      Inception
                                             1 Year      5 Years     (6/14/93)
--------------------------------------------------------------------------------

  Emerging Growth Fund --
    PBHG Class
    Before Taxes                               -32.56%      -5.79%        9.18%

  Emerging Growth Fund --
    PBHG Class
    After Taxes on Distributions               -32.56%      -6.36%        8.04%

  Emerging Growth Fund --
    PBHG Class
    After Taxes on Distributions
    and Sale of Fund Shares                    -19.83%**    -4.45%**      7.42%

  Russell 2000(R) Growth Index*
    (Reflects No Deduction for
    Fees, Expenses or Taxes)                    -9.23%       2.87%        7.38%


* The since inception return for the Russell 2000(R) Growth Index was calculated from May 31, 1993.
**When the return after taxes on distributions and sale of Fund shares is higher than the return after taxes on distributions, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.


                                                     PBHG EMERGING GROWTH FUND 9

[GRAPHIC OMITTED] FEES AND EXPENSES
This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in the Fund.

--------------------------------------------------------------------------------
  FEES AND EXPENSES TABLE
                                                  PBHG CLASS
--------------------------------------------------------------------------------
  SHAREHOLDER FEES
  (FEES PAID DIRECTLY FROM YOUR INVESTMENT)          None
--------------------------------------------------------------------------------
  ANNUAL FUND OPERATING EXPENSES
  (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
  Management Fees                                    0.85%
  Distribution and/or Service (12b-1) Fees           None
  Other Expenses                                     0.54%
--------------------------------------------------------------------------------
  Total Annual Operating Expenses                    1.39%*
--------------------------------------------------------------------------------
*IN ADDITION,  THROUGH AN ARRANGEMENT  WITH THE FUND'S TRANSFER  AGENT,  CREDITS
 REALIZED AS A RESULT OF UNINVESTED CASH BALANCES ARE USED TO REDUCE TRANSFER AGENT EXPENSES. INCLUDING THESE REDUCTIONS, THE TOTAL FUND ANNUAL OPERATING EXPENSES WOULD HAVE BEEN 1.38%.

[GRAPHIC OMITTED] EXAMPLE
This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses remain the same for the time periods shown. The example is hypothetical. Your actual costs may be higher or lower.

--------------------------------------------------------------------------------
YOUR COST OVER
                        1 Year        3 Years        5 Years       10 Years
--------------------------------------------------------------------------------
   PBHG Class            $142          $440           $761          $1,669


10 PBHG EMERGING GROWTH FUND

PBHG Growth Fund

[GRAPHIC OMITTED] GOAL

The Fund seeks to provide investors with capital appreciation.

[GRAPHIC OMITTED] MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 65% of its total assets in growth securities, such as common stocks, of small and medium sized companies. These companies generally have market capitalizations similar to the market capitalizations of the companies in the Russell 2000(R) Growth Index at the time of the Fund's investment. As of June 30, 2002, the companies in the Russell 2000(R) Growth Index had market capitalizations between $26 million and $1.8 billion. The growth securities in the Fund are primarily common stocks that Pilgrim Baxter believes have strong business momentum, earnings growth and capital appreciation potential. Pilgrim Baxter expects to focus primarily on those growth securities whose market capitalizations or annual revenues are $2 billion or less at the time of purchase. The size of companies in the Russell 2000(R) Growth Index and those which Pilgrim Baxter intends to focus the Fund's investments will change with market conditions and the composition of that index. Pilgrim Baxter uses its own fundamental research, computer models and proprietary measures of growth in determining which securities to buy and sell for this Fund. The Fund may sell a security for a variety of reasons, such as to invest in a company with more attractive growth prospects

[GRAPHIC OMITTED] MAIN INVESTMENT RISKS

The value of your investment in the Fund may go down, which means you could lose money.

The price of the securities in the Fund will fluctuate. These price movements may occur because of changes in the financial markets, the company's individual situation, or industry changes. These risks are greater for companies with smaller market capitalizations because they tend to have more limited product lines, markets and financial resources and may be dependent on a smaller management group than larger, more established companies.

The Fund emphasizes small and medium sized growth companies, so it is likely to be more volatile than the stock market in general, as measured by the S&P 500 Index. In addition, the growth securities in the Fund may never reach what Pilgrim Baxter believes are their full earnings growth potential and may go down in price.

Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

[GRAPHIC OMITTED] For more information on this Fund's investment  strategies and the associated risks, please refer to the More About the Funds section beginning on page 89.


                                                             PBHG GROWTH FUND 11

[GRAPHIC OMITTED] PERFORMANCE INFORMATION

The bar chart below and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The bar chart shows you how the Fund's performance has varied from year to year. The performance table compares the Fund's performance over time to that of the Russell 2000(R) Growth Index, a widely recognized, unmanaged index that tracks the performance of those securities in the Russell 2000(R) Index with greater-than-average growth characteristics. The Russell 2000(R) Index is an unmanaged index that measures the performance of 2,000 small cap companies. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) does not indicate how it will perform in the future.

                        -------------------------------
                          CALENDAR YEAR TOTAL RETURNS

[BAR GRAPH OMITTED--PLOT POINTS AS FOLLOWS:]

1992    28.39%
1993    46.71%
1994     4.75%
1995    50.35%
1996     9.82%
1997    -3.35%
1998     0.59%
1999    92.45%
2000   -22.99%
2001   -34.53%

           The Fund's year-to-date return as of 6/30/02 was -18.03%.

                 ---------------------------------------------
                 BEST QUARTER:     Q4 1999       64.55%
                 WORST QUARTER:    Q4 2000      -32.58%


12 PBHG GROWTH FUND

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/01

The table below provides average annual total return information for the Fund's PBHG Class shares, and includes both before- and after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

--------------------------------------------------------------------------------
                                              Past        Past           Past
                                             1 Year      5 Years       10 Years
--------------------------------------------------------------------------------

  Growth Fund --
    PBHG Class
    Before Taxes                               -34.53%     -1.16%        11.88%

  Growth Fund --
    PBHG Class
    After Taxes on Distributions               -34.53%     -1.97%        10.66%

  Growth Fund --
    PBHG Class
    After Taxes on Distributions
    and Sale of Fund Shares                    -21.03%*    -0.56%*        9.96%

  Russell 2000(R) Growth Index
    (Reflects No Deduction for
    Fees,  Expenses or Taxes)                   -9.23%      2.87%         7.19%

Note: The inception date of the Growth Fund was December 19, 1985.

* When the return after taxes on distributions and sale of Fund shares is higher than the return after taxes on distributions, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.


                                                             PBHG GROWTH FUND 13

[GRAPHIC OMITTED] FEES AND EXPENSES
This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in the Fund.
--------------------------------------------------------------------------------
  FEES AND EXPENSES TABLE
                                                  PBHG CLASS
--------------------------------------------------------------------------------
  SHAREHOLDER FEES
  (FEES PAID DIRECTLY FROM YOUR INVESTMENT)          None
--------------------------------------------------------------------------------
  ANNUAL FUND OPERATING EXPENSES
  (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
  Management Fees                                    0.85%
  Distribution and/or Service (12b-1) Fees           None
  Other Expenses                                     0.48%
--------------------------------------------------------------------------------
  Total Annual Operating  Expenses                   1.33%*
--------------------------------------------------------------------------------
* IN ADDITION, THROUGH AN ARRANGEMENT WITH THE FUND'S TRANSFER AGENT, CREDITS REALIZED AS A RESULT OF UNINVESTED CASH BALANCES ARE USED TO REDUCE TRANSFER AGENT EXPENSES. INCLUDING THESE REDUCTIONS, THE TOTAL FUND ANNUAL OPERATING EXPENSES WOULD HAVE BEEN 1.32%.


[GRAPHIC OMITTED] EXAMPLE
This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses remain the same for the time periods shown. The example is hypothetical. Your actual costs may be higher or lower.

--------------------------------------------------------------------------------
YOUR COST OVER
                        1 Year        3 Years         5 Years      10 Years
--------------------------------------------------------------------------------

  PBHG Class             $135          $421            $729         $1,601

14 PBHG GROWTH FUND

PBHG Large Cap 20 Fund

[GRAPHIC OMITTED] GOAL

The Fund seeks to provide investors with long-term growth of capital.

[GRAPHIC OMITTED] MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund, a non-diversified fund, will invest at least 80% of its assets in growth securities, such as common stocks, of no more than 20 large capitalization companies. These companies generally have market capitalizations similar to the market capitalizations of the companies in the Russell 1000(R) Growth Index at the time of the Fund's investment. As of June 30, 2002, the Russell 1000(R) Growth Index had market capitalizations between $303 million and $296.2 billion. The growth securities in the Fund are primarily common stocks that Pilgrim Baxter believes have strong business momentum, earnings growth and capital appreciation potential. Pilgrim Baxter expects to focus on those growth securities whose market capitalizations are over $5 billion at the time of purchase. The size of the companies in the Russell 1000(R) Growth Index and those which Pilgrim Baxter intends to focus the Fund's investments will change with market conditions and the composition of the index. Pilgrim Baxter uses its own fundamental research, computer models and proprietary measures of growth in determining which securities to buy and sell for this Fund. The Fund may sell a security for a variety of reasons, such as to invest in a company with more attractive growth prospects.

[GRAPHIC OMITTED] MAIN INVESTMENT RISKS

The Fund is non-diversified, which means it invests a higher percentage of its assets in a more limited number of stocks than a diversified fund. As a result, the price change of a single security has a greater impact on the Fund's net asset value and will cause its shares to fluctuate in value more than it would in a diversified fund.

The value of your investment in the Fund may go down, which means you could lose money.

The price of the securities in the Fund will fluctuate. These price movements may occur because of changes in the financial markets, the company's individual situation, or industry changes.

While the growth securities in the Fund may never reach what Pilgrim Baxter believes are their full earnings growth and capital appreciation potential and may go down in price, the Fund's emphasis on large company securities may limit some of the risks associated with growth investing because large company securities tend to be less volatile than smaller company securities.

Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.



                                                       PBHG LARGE CAP 20 FUND 15

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

[GRAPHIC OMITTED] For more information on this Fund's investment  strategies and the associated risks, please refer to the More About the Funds section beginning on page 89.

[GRAPHIC OMITTED] PERFORMANCE INFORMATION

The bar chart below and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The bar chart shows you how the Fund's performance has varied from year to year. The performance table compares the Fund's performance over time to that of its benchmark, the S&P 500 Index, a widely recognized, unmanaged index that measures the performance of large cap stocks across all major industries, and the Russell 1000(R) Growth Index, a widely recognized, unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) does not indicate how it will perform in the future.

                          CALENDAR YEAR TOTAL RETURNS

[BAR GRAPH OMITTED--PLOT POINTS AS FOLLOWS:]

1997    32.96%
1998    67.83%
1999   102.94%
2000   -22.08%
2001   -35.36%

         The Fund's year-to-date return as of 6/30/02 was -18.17%.

                  --------------------------------------
                  BEST QUARTER:      Q4 1999      75.65%
                  WORST QUARTER:     Q4 2000     -33.11%


16 PBHG LARGE CAP 20 FUND

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/01

The table below provides average annual total return information for the Fund's PBHG Class shares, and includes both before- and after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


--------------------------------------------------------------------------------
                                                                       Since
                                              Past       Past        Inception
                                             1 Year     5 Years      (11/29/96)
--------------------------------------------------------------------------------

  Large Cap 20 Fund --
    PBHG Class
    Before Taxes                             -35.36%     17.93%       17.23%

  Large Cap 20 Fund --
    PBHG Class
    After Taxes on Distributions             -35.36%     16.02%       15.35%

  Large Cap 20 Fund --
    PBHG Class
    After Taxes on Distributions
    and Sale of Fund Shares                    -21.53%** 15.40%       14.78%

  S&P 500 Index*
    (Reflects No Deduction for
    Fees, Expenses or Taxes)                 -11.88%     10.70%       10.08%

  Russell 1000(R) Growth Index*
    (Reflects No Deduction for
    Fees, Expenses or Taxes)                 -20.42%      8.27%        7.71%

* The since inception returns for the S&P 500 Index and the Russell 1000(R) Growth Index were calculated as of November 30, 1996.

**When the return after taxes on distributions and sale of Fund shares is higher than the return after taxes on distributions, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.



                                                       PBHG LARGE CAP 20 FUND 17

[GRAPHIC OMITTED] FEES AND EXPENSES
This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in the Fund.

--------------------------------------------------------------------------------
FEES AND EXPENSES TABLE
                                                  PBHG CLASS
--------------------------------------------------------------------------------
  SHAREHOLDER FEES
  (FEES PAID DIRECTLY FROM YOUR INVESTMENT)          None
--------------------------------------------------------------------------------
  ANNUAL FUND OPERATING EXPENSES
  (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
  Management Fees                                    0.85%
  Distribution and/or Service (12b-1) Fees           None
  Other Expenses                                     0.51%
--------------------------------------------------------------------------------
  Total Annual Operating Expenses                    1.36%*
--------------------------------------------------------------------------------

* THESE ARE THE EXPENSES YOU SHOULD EXPECT TO PAY AS AN INVESTOR IN THIS FUND FOR THE FISCAL YEAR ENDING MARCH 31, 2003. HOWEVER, YOU SHOULD KNOW THAT FOR THE FISCAL YEAR ENDING MARCH 31, 2003, PILGRIM BAXTER HAS CONTRACTUALLY AGREED TO WAIVE THAT PORTION, IF ANY, OF THE ANNUAL MANAGEMENT FEES PAYABLE BY THE FUND AND TO PAY CERTAIN EXPENSES OF THE FUND TO THE EXTENT NECESSARY TO ENSURE THAT THE TOTAL ANNUAL FUND OPERATING EXPENSES (EXCLUSIVE OF CERTAIN EXPENSES SUCH AS BROKERAGE COMMISSIONS AND EXTRAORDINARY EXPENSES) DO NOT EXCEED 1.50%. IN ADDITION, IN CONNECTION WITH OLD MUTUAL PLC'S ACQUISITION OF PILGRIM BAXTER'S PARENT COMPANY, OLD MUTUAL AND PILGRIM BAXTER HAVE AGREED TO MAINTAIN THIS EXPENSE LIMITATION AGREEMENT UNTIL MARCH 31, 2003. YOU SHOULD ALSO KNOW THAT IN ANY FISCAL YEAR IN WHICH THE FUND'S ASSETS ARE GREATER THAN $75 MILLION AND ITS TOTAL ANNUAL FUND OPERATING EXPENSES (EXCLUDING CERTAIN EXPENSES SUCH AS BROKERAGE COMMISSIONS AND EXTRAORDINARY EXPENSES) ARE LESS THAN 1.50%, THE FUND'S BOARD OF TRUSTEES MAY ELECT TO REIMBURSE PILGRIM BAXTER FOR ANY FEES IT WAIVED OR EXPENSES IT REIMBURSED ON THE FUND'S BEHALF DURING THE PREVIOUS TWO FISCAL YEARS. THE BOARD MADE NO REIMBURSEMENT ELECTION DURING THE FISCAL YEAR ENDED MARCH 31, 2002. IN ADDITION, THROUGH AN ARRANGEMENT WITH THE FUND'S TRANSFER AGENT, CREDITS REALIZED AS A RESULT OF UNINVESTED CASH BALANCES ARE USED TO REDUCE TRANSFER AGENT EXPENSES. INCLUDING THESE REDUCTIONS, THE TOTAL FUND ANNUAL OPERATING EXPENSES WOULD HAVE BEEN 1.35%.

[GRAPHIC OMITTED] EXAMPLE
This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses remain the same for the time periods shown. The example is hypothetical. Your actual costs may be higher or lower.

--------------------------------------------------------------------------------
YOUR COST OVER
                        1 Year        3 Years        5 Years       10 Years
--------------------------------------------------------------------------------
   PBHG Class            $138          $431           $745          $1,635


18 PBHG LARGE CAP 20 FUND

PBHG Large Cap Growth Fund

[GRAPHIC OMITTED] GOAL

The Fund seeks to provide investors with long-term growth of capital.

[GRAPHIC OMITTED] MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its assets in growth securities, such as common stocks, of large capitalization companies. These companies generally have market capitalizations similar to the market capitalizations of the companies in the Russell 1000(R) Growth Index at the time of the Fund's investment. As of June 30, 2002, the Russell 1000(R) Growth Index had market capitalizations between $303 million and $296.2 billion. The growth securities in the Fund are primarily common stocks that Pilgrim Baxter believes have strong business momentum, earnings growth and capital appreciation potential. Pilgrim Baxter expects to focus on those growth securities whose market capitalizations are over $5 billion at the time of purchase. The size of the companies in the Russell 1000(R) Growth Index and those which Pilgrim Baxter intends to focus the Fund's investments will change with market conditions and the composition of the index. Pilgrim Baxter uses its own fundamental research, computer models and proprietary measures of growth in determining which securities to buy and sell for this Fund. The Fund may sell a security for a variety of reasons, such as to invest in a company with more attractive growth prospects.

[GRAPHIC OMITTED] MAIN INVESTMENT RISKS

The value of your investment in the Fund may go down, which means you could lose money.

The price of the securities in the Fund will fluctuate. These price movements may occur because of changes in financial markets, the company's individual situation or industry changes.

While the growth securities in the Fund may never reach what Pilgrim Baxter believes are their full earnings growth and capital appreciation potential and may go down in price, the Fund's emphasis on large company securities may limit some of the risk associated with growth investing because large company securities tend to be less volatile than smaller company securities.

Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

[GRAPHIC OMITTED] For more information on this Fund's investment  strategies and the associated risks, please refer to the More About the Funds section beginning on page 89.


                                                   PBHG LARGE CAP GROWTH FUND 19

PERFORMANCE INFORMATION

The bar chart below and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The bar chart shows you how the Fund's performance has varied from year to year. The performance table compares the Fund's performance over time to that of its benchmark, the S&P 500 Index, a widely recognized, unmanaged index that measures the performance of large cap stocks across all major industries, and the Russell 1000(R) Growth Index, a widely recognized, unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) does not indicate how it will perform in the future.

                          CALENDAR YEAR TOTAL RETURNS

[BAR GRAPH OMITTED--PLOT POINTS AS FOLLOWS:]

1996    23.40%
1997    22.36%
1998    30.42%
1999    67.06%
2000    -0.18%
2001   -28.52%


           The Fund's year-to-date return as of 6/30/02 was -16.49%.

                -----------------------------------------
                BEST QUARTER:      Q4 1999         59.55%
                WORST QUARTER:     Q4 2000        -22.74%


20 PBHG LARGE CAP GROWTH FUND

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/01

The table below provides average annual total return information for the Fund's PBHG Class shares, and includes both before- and after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

--------------------------------------------------------------------------------
                                                                      Since
                                              Past         Past     Inception
                                             1 Year      5 Years     (4/5/95)
--------------------------------------------------------------------------------

  Large Cap Growth Fund --
    PBHG Class
    Before Taxes                             -28.52%     13.72%       18.52%

  Large Cap Growth Fund --
    PBHG  Class
    After Taxes on Distributions             -28.52%     11.85%       16.85%

  Large Cap Growth Fund --
    PBHG Class
    After Taxes on Distributions
    and Sale of Fund Shares                  -17.37%**   11.38%       15.72%

  S&P 500 Index*
    (Reflects No Deduction for
    Fees, Expenses or Taxes)                 -11.88%     10.70%       14.96%

  Russell 1000(R) Growth Index*
    (Reflects No Deduction for
    Fees, Expenses or Taxes)                 -20.42%      8.27%       13.09%

* The since inception returns for the S&P 500 Index and the Russell 1000(R) Growth Index were calculated from March 31, 1995.

**When the return after taxes on distributions and sale of Fund shares is higher than the return after taxes on distributions, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.


                                                   PBHG LARGE CAP GROWTH FUND 21

[GRAPHIC OMITTED] FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in the Fund.

--------------------------------------------------------------------------------
FEES AND EXPENSES TABLE
                                                  PBHG CLASS
--------------------------------------------------------------------------------
  SHAREHOLDER FEES
  (FEES PAID DIRECTLY FROM YOUR INVESTMENT)          None
--------------------------------------------------------------------------------
  ANNUAL FUND OPERATING EXPENSES
  (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
  Management Fees                                    0.75%
  Distribution and/or Service (12b-1) Fees           None
  Other Expenses                                     0.51%
--------------------------------------------------------------------------------
  Total Annual Operating Expenses                    1.26%*
--------------------------------------------------------------------------------


* IN ADDITION, THROUGH AN ARRANGEMENT WITH THE FUND'S TRANSFER AGENT, CREDITS REALIZED AS A RESULT OF UNINVESTED CASH BALANCES ARE USED TO REDUCE TRANSFER AGENT EXPENSES. INCLUDING THESE REDUCTIONS, THE TOTAL FUND ANNUAL OPERATING EXPENSES WOULD HAVE BEEN 1.25%.

[GRAPHIC OMITTED] EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses remain the same for the time periods shown. The example is hypothetical. Your actual costs may be higher or lower.

--------------------------------------------------------------------------------
YOUR COST OVER
                        1 Year        3 Years        5 Years       10 Years
--------------------------------------------------------------------------------

   PBHG Class            $128          $400           $692          $1,523


22 PBHG LARGE CAP GROWTH FUND

PBHG Limited Fund

THIS FUND IS CURRENTLY OFFERED ONLY TO EXISTING SHAREHOLDERS. EXISTING SHAREHOLDERS MAY OPEN NEW ACCOUNTS, PROVIDED THAT ANY NEW ACCOUNT IS REGISTERED IN THE SAME NAME OR HAS THE SAME SOCIAL SECURITY OR TAXPAYER IDENTIFICATION NUMBER AS THE EXISTING SHAREHOLDER'S ACCOUNT.


[GRAPHIC OMITTED] GOAL

The Fund seeks to provide investors with long-term capital appreciation.

[GRAPHIC OMITTED] MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 65% of its total assets in growth securities, such as common stocks, of small sized companies. These companies generally have market capitalizations similar to the market capitalizations of the companies in the Russell 2000(R) Growth Index at the time of the Fund's investment. As of June 30, 2002, the Russell 2000(R) Growth Index had market capitalizations between $26 million and $1.8 billion. The growth securities in the Fund are primarily common stocks that Pilgrim Baxter believes have strong historical earnings growth and expected earnings higher than the U.S. market as a whole, as measured by the S&P 500 Index. Pilgrim Baxter expects to focus on those growth securities whose market capitalizations or annual revenues are $250 million or less at the time of purchase. The size of the companies in the Russell 2000(R) Growth Index and those which Pilgrim Baxter intends to focus the Fund's investments will change with market conditions and the composition of the index. Pilgrim Baxter uses its own fundamental research, computer models and proprietary measures of growth in determining which securities to buy and sell for this Fund. The Fund may sell a security for a variety of reasons, such as to invest in a company with more attractive growth prospects.

[GRAPHIC OMITTED] MAIN INVESTMENT RISKS

The value of your investment in the Fund may go down, which means you could lose money.

The price of the securities in the Fund will fluctuate. These price movements may occur because of changes in the financial markets, the company's individual situation, or industry changes. These risks are greater for companies with smaller market capitalizations because they tend to have more limited product lines, markets and financial resources and may be dependent on a smaller management group than larger, more established companies. The Fund emphasizes small sized growth companies, so it is likely to be more volatile than the stock market in general, as measured by the S&P 500 Index. In addition, the growth securities in the Fund may never reach what Pilgrim Baxter believes are their full earnings growth potential and may go down in price. Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.


                                                            PBHG LIMITED FUND 23

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

[GRAPHIC OMITTED] For more information on this Fund's investment  strategies and the associated risks, please refer to the More About the Funds section beginning on page 89.

[GRAPHIC OMITTED] PERFORMANCE INFORMATION

The bar chart below and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The bar chart shows you how the Fund's performance has varied from year to year. The performance table compares the Fund's performance over time to that of the Russell 2000(R) Growth Index, a widely recognized, unmanaged index that tracks the performance of those securities in the Russell 2000(R) Index with greater-than-average growth characteristics. The Russell 2000(R) Index is an unmanaged index that measures the performance of 2,000 small cap stocks. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) does not indicate how it will perform in the future.

                        -------------------------------
                          CALENDAR YEAR TOTAL RETURNS

[BAR GRAPH OMITTED--PLOT POINTS AS FOLLOWS:]

1997    16.07%
1998    13.05%
1999    71.70%
2000    -6.86%
2001   -18.14%


           The Fund's year-to-date return as of 6/30/02 was -30.72%.

                 -----------------------------------------
                 BEST QUARTER:       Q4 1999        49.84%
                 WORST QUARTER:      Q3 2001       -29.64%


24 PBHG LIMITED FUND

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/01

The table below provides average annual total return information for the Fund's PBHG Class shares, and includes both before- and after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

--------------------------------------------------------------------------------
                                                                     Since
                                            Past       Past        Inception
                                           1 Year    5 Years       (6/28/96)
--------------------------------------------------------------------------------

  Limited Fund --
    PBHG Class
    Before Taxes                          -18.14%     11.43%        12.40%

  Limited Fund --
    PBHG  Class
    After Taxes on Distributions          -18.37%      7.92%         9.16%

  Limited Fund --
    PBHG Class
    After Taxes on Distributions
    and Sale of Fund Shares               -10.83%**    8.87%**       9.78%**

  Russell 2000(R) Growth Index*
    (Reflects No Deduction for
    Fees, Expenses or Taxes)               -9.23%      2.87%         2.50%

* The since inception return for the Russell 2000(R) Growth Index was calculated as of June 30, 1996.

**When the return after taxes on distributions and sale of Fund shares is higher than the return after taxes on distributions, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.


                                                            PBHG LIMITED FUND 25

[GRAPHIC OMITTED] FEES AND EXPENSES
This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in the Fund.


--------------------------------------------------------------------------------
FEES AND EXPENSES TABLE
                                                  PBHG CLASS
--------------------------------------------------------------------------------
  SHAREHOLDER FEES
  (FEES PAID DIRECTLY FROM YOUR INVESTMENT)          None
--------------------------------------------------------------------------------
  ANNUAL FUND OPERATING EXPENSES
  (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
  Management Fees                                    1.00%
  Distribution and/or Service (12b-1) Fees           None
  Other Expenses                                     0.41%
--------------------------------------------------------------------------------
  Total Annual Operating Expenses                    1.41%*
--------------------------------------------------------------------------------

* THESE ARE THE EXPENSES YOU SHOULD EXPECT TO PAY AS AN INVESTOR IN THIS FUND FOR THE FISCAL YEAR ENDING MARCH 31, 2003. HOWEVER, YOU SHOULD KNOW THAT FOR THE FISCAL YEAR ENDING MARCH 31, 2003, PILGRIM BAXTER HAS CONTRACTUALLY AGREED TO WAIVE THAT PORTION, IF ANY, OF THE ANNUAL MANAGEMENT FEES PAYABLE BY THE FUND AND TO PAY CERTAIN EXPENSES OF THE FUND TO THE EXTENT NECESSARY TO ENSURE THAT THE TOTAL ANNUAL FUND OPERATING EXPENSES (EXCLUSIVE OF CERTAIN EXPENSES SUCH AS BROKERAGE COMMISSIONS AND EXTRAORDINARY EXPENSES) DO NOT EXCEED 1.50%. IN ADDITION, IN CONNECTION WITH OLD MUTUAL PLC'S ACQUISITION OF PILGRIM BAXTER'S PARENT COMPANY, OLD MUTUAL AND PILGRIM BAXTER HAVE AGREED TO MAINTAIN THIS EXPENSE LIMITATION AGREEMENT UNTIL MARCH 31, 2003. YOU SHOULD ALSO KNOW THAT IN ANY FISCAL YEAR IN WHICH THE FUND'S ASSETS ARE GREATER THAN $75 MILLION AND ITS TOTAL ANNUAL FUND OPERATING EXPENSES (EXCLUDING CERTAIN EXPENSES SUCH AS BROKERAGE COMMISSIONS AND EXTRAORDINARY EXPENSES) ARE LESS THAN 1.50%, THE FUND'S BOARD OF TRUSTEES MAY ELECT TO REIMBURSE PILGRIM BAXTER FOR ANY FEES IT WAIVED OR EXPENSES IT REIMBURSED ON THE FUND'S BEHALF DURING THE PREVIOUS TWO FISCAL YEARS. THE BOARD MADE NO REIMBURSEMENT ELECTION DURING THE FISCAL YEAR ENDED MARCH 31, 2002. IN ADDITION, THROUGH AN ARRANGEMENT WITH THE FUND'S TRANSFER AGENT, CREDITS REALIZED AS A RESULT OF UNINVESTED CASH BALANCES ARE USED TO REDUCE TRANSFER AGENT EXPENSES. INCLUDING THESE REDUCTIONS, THE TOTAL FUND ANNUAL OPERATING EXPENSES WOULD HAVE BEEN 1.40%.

[GRAPHIC OMITTED] EXAMPLE
This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses remain the same for the time periods shown. The example is hypothetical. Your actual costs may be higher or lower.


--------------------------------------------------------------------------------
YOUR COST OVER
                        1 Year        3 Years        5 Years       10 Years
--------------------------------------------------------------------------------
  PBHG Class             $144          $446           $771          $1,691


26 PBHG LIMITED FUND

PBHG New Opportunities Fund

THIS FUND IS CURRENTLY OFFERED ONLY TO THE FOLLOWING INVESTORS: (A) SUBSEQUENT INVESTMENTS BY PERSONS WHO WERE SHAREHOLDERS ON OR BEFORE NOVEMBER 12, 1999; (B) NEW AND SUBSEQUENT INVESTMENTS MADE BY CERTAIN CLIENTS AND EMPLOYEES OF PILGRIM BAXTER AND ITS AFFILIATES; AND (C) NEW AND SUBSEQUENT INVESTMENTS BY CERTAIN PENSIONS PLANS.


[GRAPHIC OMITTED] GOAL

The Fund seeks to provide investors with capital appreciation.

[GRAPHIC OMITTED] MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 65% of its total assets in growth securities, such as common stocks, of companies in economic sectors which Pilgrim Baxter believes have above-average long-term growth potential. The Fund will generally hold stocks of less than 50 small growth companies. These companies generally have market capitalizations similar to the market capitalizations of the companies in the Russell 2000(R) Growth Index at the time of the Fund's investment. As of June 30, 2002, the Russell 2000(R) Growth Index had market capitalizations between $26 million and $1.8 billion. The growth securities in the Fund are primarily common stocks. The sectors that Pilgrim Baxter believes have above-average long-term growth potential will change as the economy changes. As a result, the Fund may or may not be invested in these or other sectors at any time. In addition, the Fund may emphasize one or more sectors. For example, the Fund may invest 100% of its total assets in one sector. Pilgrim Baxter expects to focus primarily on those growth securities whose market capitalizations or annual revenues are under $1 billion at the time of purchase. The size of the companies in the Russell 2000(R) Growth Index and those which Pilgrim Baxter intends to focus the Fund's investments will change with market conditions and the composition of the index. Pilgrim Baxter uses its own fundamental research, computer models and proprietary measures of growth in determining which securities to buy and sell for this Fund. The Fund may sell a security for a variety of reasons, such as to invest in a company with more attractive growth prospects.

[GRAPHIC OMITTED] MAIN INVESTMENT RISKS

The Fund invests in a limited number of stocks. As a result, the price change of a single security has a greater impact on the Fund's net asset value and will cause its shares to fluctuate in value more than it would in a fund that does not invest in a limited number of stocks. The value of your investment in the Fund may go down, which means you could lose money.

The price of the securities in the Fund will fluctuate. These price movements may occur because of changes in the financial markets, the company's individual situation, or industry changes. These risks are greater for companies with smaller market capitalizations because they tend to have more limited product lines, markets and financial resources and may be dependent on a smaller management group than larger, more established companies. The Fund's emphasis on certain sectors of the

                                                  PBHG NEW OPPORTUNITIES FUND 27
economy may make the Fund's performance more susceptible to economic, political or regulatory developments in that sector. As a result, the Fund's net asset value may fluctuate more than other equity investments. The Fund emphasizes small growth companies so it may be more volatile than the stock market in general, as measured by the S&P 500 Index. In addition, the growth securities in the Fund may never reach what Pilgrim Baxter believes are their full long-term growth potential and may go down in price.

Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.

[GRAPHIC OMITTED] For more information on this Fund's investment  strategies and the associated risks, please refer to the More About the Funds section beginning on page 89.

[GRAPHIC OMITTED] PERFORMANCE INFORMATION

The bar chart below and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The bar chart shows you how the Fund performance has varied from year to year. The performance table compares the Fund's performance over time to that of the Russell 2000(R) Growth Index, a widely recognized, unmanaged index that tracks the performance of those securities in the Russell 2000(R) Index with greater-than-average growth characteristics. The Russell 2000(R) Index is an unmanaged index that measures the performance of 2,000 small cap companies. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) does not indicate how it will perform in the future.

                        -------------------------------
                          CALENDAR YEAR TOTAL RETURNS

[BAR GRAPH OMITTED--PLOT POINTS AS FOLLOWS:]

2000    -4.68%
2001   -30.70%

           The Fund's year-to-date return as of 6/30/02 was -19.44%.

                  -------------------------------------
                  BEST QUARTER:     Q1 2000      42.37%
                  WORST QUARTER:    Q3 2001     -33.12%


28 PBHG NEW OPPORTUNITIES FUND

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/01

The table below provides average annual total return information for the Fund's PBHG Class shares, and includes both before- and after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

--------------------------------------------------------------------------------
                                                                       Since
                                                     Past            Inception
                                                    1 Year           (2/12/99)
--------------------------------------------------------------------------------
  New Opportunities Fund --
    PBHG Class
    Before Taxes                                    -30.70%            55.39%

  New Opportunities Fund --
    PBHG Class
    After Taxes on Distributions                    -30.70%            45.75%

  New Opportunities Fund --
    PBHG Class
    After Taxes on Distributions
    and Sale of Fund Shares                         -18.70%**          43.64%

  Russell 2000(R) Growth Index*
    (Reflects No Deduction for
    Fees, Expenses or Taxes)                         -9.23%            -1.24%

* The since inception return for the Russell 2000(R) Growth Index was calculated as of January 31, 1999.

**When the return after taxes on distributions and sale of Fund shares is higher than the return after taxes on distributions, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.


                                                  PBHG NEW OPPORTUNITIES FUND 29

[GRAPHIC OMITTED] FEES AND EXPENSES
This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in the Fund.

--------------------------------------------------------------------------------
FEES AND EXPENSES TABLE
                                                  PBHG CLASS
--------------------------------------------------------------------------------
  SHAREHOLDER FEES
  (FEES PAID DIRECTLY FROM YOUR INVESTMENT)          None
--------------------------------------------------------------------------------
  ANNUAL FUND OPERATING EXPENSES
  (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
  Management Fees                                    1.00%
  Distribution and/or Service (12b-1) Fees           None
  Other Expenses                                     0.44%
--------------------------------------------------------------------------------
  Total Annual Operating Expenses                    1.44%*
--------------------------------------------------------------------------------

* THESE ARE THE EXPENSES YOU SHOULD EXPECT TO PAY AS AN INVESTOR IN THIS FUND FOR THE FISCAL YEAR ENDING MARCH 31, 2003. HOWEVER, YOU SHOULD KNOW THAT FOR THE FISCAL YEAR ENDING MARCH 31, 2003, PILGRIM BAXTER HAS CONTRACTUALLY AGREED TO WAIVE THAT PORTION, IF ANY, OF THE ANNUAL MANAGEMENT FEES PAYABLE BY THE FUND AND TO PAY CERTAIN EXPENSES OF THE FUND TO THE EXTENT NECESSARY TO ENSURE THAT THE TOTAL ANNUAL FUND OPERATING EXPENSES (EXCLUSIVE OF CERTAIN EXPENSES SUCH AS BROKERAGE COMMISSIONS AND EXTRAORDINARY EXPENSES) DO NOT EXCEED 1.50%. IN ADDITION, IN CONNECTION WITH OLD MUTUAL PLC'S ACQUISITION OF PILGRIM BAXTER'S PARENT COMPANY, OLD MUTUAL AND PILGRIM BAXTER HAVE AGREED TO MAINTAIN THIS EXPENSE LIMITATION AGREEMENT UNTIL MARCH 31, 2003. YOU SHOULD ALSO KNOW THAT IN ANY FISCAL YEAR IN WHICH THE FUND'S ASSETS ARE GREATER THAN $75 MILLION AND ITS TOTAL ANNUAL FUND OPERATING EXPENSES (EXCLUDING CERTAIN EXPENSES SUCH AS BROKERAGE COMMISSIONS AND EXTRAORDINARY EXPENSES) ARE LESS THAN 1.50%, THE FUND'S BOARD OF TRUSTEES MAY ELECT TO REIMBURSE PILGRIM BAXTER FOR ANY FEES IT WAIVED OR EXPENSES IT REIMBURSED ON THE FUND'S BEHALF DURING THE PREVIOUS TWO FISCAL YEARS. THE BOARD MADE NO REIMBURSEMENT ELECTION DURING THE FISCAL YEAR ENDED MARCH 31, 2002. IN ADDITION, THROUGH AN ARRANGEMENT WITH THE FUND'S TRANSFER AGENT, CREDITS REALIZED AS A RESULT OF UNINVESTED CASH BALANCES ARE USED TO REDUCE TRANSFER AGENT EXPENSES. INCLUDING THESE REDUCTIONS, THE TOTAL FUND ANNUAL OPERATING EXPENSES WOULD HAVE BEEN 1.43%.


[GRAPHIC OMITTED] EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses remain the same for the time periods shown. The example is hypothetical. Your actual costs may be higher or lower.

--------------------------------------------------------------------------------
YOUR COST OVER
                        1 Year        3 Years        5 Years       10 Years
--------------------------------------------------------------------------------
   PBHG Class            $147          $456           $787          $1,724


30 PBHG NEW OPPORTUNITIES FUND

PBHG Select Equity Fund

[GRAPHIC OMITTED] GOAL

The Fund seeks to provide investors with long-term growth of capital.

[GRAPHIC OMITTED] MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its assets in growth securities, such as common stocks, of no more than 30 small, medium or large capitalization companies. The growth securities in the Fund are primarily common stocks that Pilgrim Baxter believes have strong business momentum, earnings growth and capital appreciation potential. Pilgrim Baxter uses its own fundamental research, computer models and proprietary measures of growth in determining which securities to buy and sell for this Fund. The Fund may sell a security for a variety of reasons, such as to invest in a company with more attractive growth prospects.

[GRAPHIC OMITTED] MAIN INVESTMENT RISKS

The Fund invests in a limited number of stocks. As a result, the price change of a single security has a greater impact on the Fund's net asset value and will cause its shares to fluctuate in value more than it would in a fund that does not invest in a limited number of stocks. The value of your investment in the Fund may go down, which means you could lose money.

The price of the securities in the Fund will fluctuate. These price movements may occur because of changes in the financial markets, the company's individual situation, or industry changes. These risks are greater for companies with smaller market capitalizations because they tend to have more limited product lines, markets and financial resources and may be dependent on a smaller management group than larger, more established companies.

The growth securities in the Fund may never reach what Pilgrim Baxter believes are their full earnings growth and capital appreciation potential and may go down in price. In addition, the Fund may emphasize small, medium or large sized growth companies. An investment in small or medium sized growth companies is likely to make the Fund more volatile than the stock market in general, as measured by the S&P 500 Index. However, the Fund may also emphasize large company securities which may limit some of the risks associated with growth investing because large company securities tend to be less volatile than smaller company securities.

Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

[GRAPHIC OMITTED] For more information on this Fund's investment  strategies and the associated risks, please refer to the More About the Funds section beginning on page 89.


                                                      PBHG SELECT EQUITY FUND 31

[GRAPHIC OMITTED] PERFORMANCE INFORMATION

The bar chart below and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The bar chart shows you how the Fund's performance has varied from year to year. The performance table compares the Fund's performance over time to that of the S&P 500 Index, a widely recognized, unmanaged index that measures the performance of large cap stocks across all major industries. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) does not indicate how it will perform in the future.

                         -------------------------------
                           CALENDAR YEAR TOTAL RETURNS

[BAR GRAPH OMITTED--PLOT POINTS AS FOLLOWS:]

1996    27.99%
1997     6.84%
1998    19.02%
1999   160.89%
2000   -24.55%
2001   -40.84%

           The Fund's year-to-date return as of 6/30/02 was -22.55%.

                 ------------------------------------------
                 BEST QUARTER:      Q4 1999         130.62%
                 WORST QUARTER:     Q4 2000         -43.15%


32 PBHG SELECT EQUITY FUND

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/01

The table below provides average annual total return information for the Fund's PBHG Class shares, and includes both before- and after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

--------------------------------------------------------------------------------
                                                                      Since
                                              Past         Past     Inception
                                             1 Year      5 Years     (4/5/95)
--------------------------------------------------------------------------------
  Select Equity Fund --
    PBHG Class
    Before Taxes                             -40.84%      8.17%       17.72%

  Select Equity Fund --
    PBHG Class
    After Taxes on Distributions             -40.84%      7.17%       16.68%

  Select Equity Fund --
    PBHG Class
    After Taxes on Distributions and
    Sale of Fund Shares                      -24.87%**    6.94%       15.26%

  S&P 500 Index*
    (Reflects No Deduction for
    Fees,  Expenses or Taxes)                -11.88%     10.70%       14.96%

* The since inception return for the S&P 500 Index was calculated from March 31, 1995.

**When the return after taxes on distributions and sale of Fund shares is higher than the return after taxes on distributions, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.


                                                      PBHG SELECT EQUITY FUND 33

[GRAPHIC OMITTED] FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in this Fund.

--------------------------------------------------------------------------------
FEES AND EXPENSES TABLE
                                                  PBHG CLASS
--------------------------------------------------------------------------------
  SHAREHOLDER FEES
  (FEES PAID DIRECTLY FROM YOUR INVESTMENT)          None
--------------------------------------------------------------------------------
  ANNUAL FUND OPERATING EXPENSES
  (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
  Management Fees                                    0.85%
  Distribution and/or Service (12b-1) Fees           None
  Other Expenses                                     0.53%
--------------------------------------------------------------------------------
  Total Annual Operating Expenses                    1.38%*
--------------------------------------------------------------------------------

* THROUGH AN ARRANGEMENT WITH THE FUND'S TRANSFER AGENT, CREDITS REALIZED AS A RESULT OF UNINVESTED CASH BALANCES ARE USED TO REDUCE TRANSFER AGENT EXPENSES. INCLUDING THESE REDUCTIONS, THE TOTAL FUND ANNUAL OPERATING EXPENSES WOULD HAVE BEEN 1.37%.

[GRAPHIC OMITTED] EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses remain the same for the time periods shown. The example is hypothetical. Your actual costs may be higher or lower.

--------------------------------------------------------------------------------
YOUR COST OVER
                        1 Year        3 Years        5 Years       10 Years
--------------------------------------------------------------------------------
   PBHG Class            $140          $437           $755          $1,657


34 PBHG SELECT EQUITY FUND

PBHG Clipper Focus Fund

[GRAPHIC OMITTED] GOAL

The Fund seeks to provide investors with long-term capital growth.

[GRAPHIC OMITTED] MAIN INVESTMENT STRATEGIES

The Fund, a non-diversified fund, invests for the long-term in equity securities of companies whose share price trades below PFR's estimate of their intrinsic value. Based upon extensive fundamental research, PFR, the Fund's sub-adviser, prepares valuation models for each company being analyzed to identify companies that it believes the market has undervalued. The valuation models attempt to calculate each company's intrinsic value based on private market transactions and discounted cash flow. PFR adds companies to the Fund when their share price trades below PFR's estimate of intrinsic value and sells companies when their share prices reach PFR's estimate of intrinsic value.

The Fund generally holds between 15 to 35 stocks. The Fund will generally hold its investment in a particular company for an extended period. PFR expects to invest fully the assets of the Fund. Consequently, PFR generally expects cash reserves to be less than 5% of the total assets of the Fund.

The Clipper Focus Fund may also, on occasion, invest in special situations. A special situation arises when PFR believes the securities of a particular company will appreciate in value within a reasonable period because of unique circumstances applicable to that company, such as events that could change or temporarily hamper the ongoing operations of a company.

[GRAPHIC OMITTED] MAIN INVESTMENT RISKS

The value of your investment in the Fund may go down, which means you could lose money.

The price of the securities in the Fund will fluctuate. These price movements may occur because of changes in the financial markets, the company's individual situation or industry changes.

The Fund is non-diversified, which means, it invests a higher percentage of its assets in a more limited number of stocks than a diversified fund. As a result, the price change of a single security has a greater impact on the Fund's net asset value and will cause its shares to fluctuate in value more than it would in a diversified fund.

Special situations often involve much greater risk than is inherent in ordinary investment securities. In addition, the market price of companies subject to special situations may never reflect any perceived intrinsic values.

Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.


                                                      PBHG CLIPPER FOCUS FUND 35

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

[GRAPHIC OMITTED] For more information on this Fund's investment  strategies and the associated risks, please refer to the More About the Funds section beginning on page 89.



[GRAPHIC OMITTED] PERFORMANCE INFORMATION

Prior to December 14, 2001, the PBHG Class Shares of the Fund were known as the Institutional Class shares of the Clipper Focus Portfolio, a series of UAM Funds Trust. On December 14, 2001, the Fund acquired the assets of the Clipper Focus Portfolio. The Clipper Focus Portfolio was managed by PFR, the Fund's sub-adviser. The investment goal, strategies and policies of the Fund are substantially similar to those of its predecessor, the Clipper Focus Portfolio.

The bar chart below and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The bar chart shows you how the Fund's performance has varied from year to year. The performance table compares the Fund's performance over time to that of the S&P 500 Index, a widely recognized, unmanaged index that measures the performance of large cap stocks across all major industries. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) does not indicate how it will perform in the future.

                          CALENDAR YEAR TOTAL RETURNS*

[BAR GRAPH OMITTED--PLOT POINTS AS FOLLOWS:]

1999    -1.88%
2000    44.29%
2001    11.93%

           The Fund's year-to-date return as of 6/30/02 was -2.17%.

                    --------------------------------------
                    BEST QUARTER:      Q3 2000      20.56%
                    WORST QUARTER:     Q1 2000      -6.25%


36 PBHG CLIPPER FOCUS FUND

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/01

The table below provides average annual total return information for the Fund's PBHG Class shares, and includes both before- and after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

--------------------------------------------------------------------------------
                                                                       Since
                                                     Past            Inception
                                                    1 Year           (9/10/98)
--------------------------------------------------------------------------------

  Clipper Focus Fund* --
    PBHG Class
    Before Taxes                                    11.93%             20.82%

  Clipper Focus Fund* --
    PBHG Class
    After Taxes on Distributions                     7.05%             18.28%

  Clipper Focus Fund* --
    PBHG Class
    After Taxes on Distributions and
    Sale of Fund Shares                              7.80%***          16.02%

  S&P 500 Index**
    (Reflects No Deduction for
    Fees,  Expenses or Taxes)                      -11.88%              6.96%

* Data includes performance of the Fund's predecessor, whose inception date was September 10, 1998.

** The since inception  return for the S&P 500 Index was calculated as of August
   31, 1998.

***When the return after taxes on distributions and sale of Fund shares is higher than the return after taxes on distributions, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.


                                                      PBHG CLIPPER FOCUS FUND 37

[GRAPHIC OMITTED] FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in the Fund.

FEES AND EXPENSES TABLE
                                                  PBHG CLASS
--------------------------------------------------------------------------------
  SHAREHOLDER FEES
  (FEES PAID DIRECTLY FROM YOUR INVESTMENT)          None
--------------------------------------------------------------------------------
  ANNUAL FUND OPERATING EXPENSES
  (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
  Management Fees                                    1.00%
  Distribution and/or Service (12b-1) Fees           None
  Other Expenses                                     0.44%
--------------------------------------------------------------------------------
  Total  Annual  Operating  Expenses                1.44%*
--------------------------------------------------------------------------------

* THESE ARE THE EXPENSES YOU SHOULD EXPECT TO PAY AS AN INVESTOR IN THIS FUND UNTIL MARCH 31, 2003. YOU SHOULD KNOW THAT PILGRIM BAXTER HAS CONTRACTUALLY AGREED TO WAIVE THAT PORTION, IF ANY, OF THE ANNUAL MANAGEMENT FEES PAYABLE BY THE FUND AND TO PAY CERTAIN EXPENSES OF THE FUND TO THE EXTENT NECESSARY TO ENSURE THAT THE TOTAL ANNUAL OPERATING EXPENSES (EXCLUDING CERTAIN EXPENSES SUCH AS BROKERAGE COMMISSIONS AND EXTRAORDINARY EXPENSES) DO NOT EXCEED 1.40% UNTIL SEPTEMBER 25, 2002 AND NOT MORE THAN 1.50% UNTIL MARCH 31, 2003. YOU SHOULD ALSO KNOW THAT IN ANY YEAR AFTER SEPTEMBER 25, 2002 IN WHICH THE FUND'S ASSETS ARE GREATER THAN $75 MILLION AND ITS TOTAL ANNUAL OPERATING EXPENSES (EXCLUDING CERTAIN EXPENSES SUCH AS BROKERAGE COMMISSIONS AND EXTRAORDINARY EXPENSES) ARE LOWER THAN 1.50%, THE FUND'S BOARD OF TRUSTEES MAY ELECT TO REIMBURSE PILGRIM BAXTER FOR ANY FEES IT WAIVED OR EXPENSES IT REIMBURSED ON THE FUND'S BEHALF DURING THE PREVIOUS TWO FISCAL YEARS AFTER SEPTEMBER 25, 2002.


[GRAPHIC OMITTED] EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses reflect net operating expenses for the one-year period and total operating expenses without expense waivers for years two through ten. The example is hypothetical. Your actual costs may be higher or lower.

--------------------------------------------------------------------------------
YOUR COST OVER
                        1 Year        3 Years        5 Years       10 Years
--------------------------------------------------------------------------------
  PBHG Class             $147          $456           $787          $1,724


38 PBHG CLIPPER FOCUS FUND

PBHG Focused Value Fund

[GRAPHIC OMITTED] GOAL

The Fund seeks to provide investors with above-average total returns over a 3 to 5 year market cycle.

[GRAPHIC OMITTED] MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund, a non-diversified fund, invests at least 65% of its total assets in value securities, such as common stocks of small, medium or large capitalization companies. The value securities in the Fund are primarily common stocks that Pilgrim Baxter believes are currently underpriced using certain financial measurements, such as their price-to-earnings ratios, dividend income potential and earnings power. Pilgrim Baxter uses its own fundamental research, computer models and proprietary measures of value in managing this Fund. The Fund may sell a security for a variety of reasons, such as when it becomes overvalued or shows deteriorating fundamentals.

[GRAPHIC OMITTED] MAIN INVESTMENT RISKS

The Fund is non-diversified, which means it invests a higher percentage of its assets in a limited number of stocks than a diversified fund. As a result, the price change of a single security has a greater impact on the Fund's net asset value and will cause its shares to fluctuate in value more than it would in a diversified fund.

The value of your investment in the Fund may go down, which means you could lose money.

The price of the securities in the Fund will fluctuate. These price movements may occur because of changes in the financial markets, a company's individual situation, or industry changes. These risks are greater for companies with smaller market capitalizations because they tend to have more limited product lines, markets and financial resources and may be dependent on a smaller management group than larger, more established companies. The value securities in the Fund may never reach what Pilgrim Baxter believes are their full worth and may go down in price.

In addition, the Fund may emphasize small, medium or large sized value companies. An investment in smaller and medium sized companies is likely to make the Fund more volatile than the stock market in general, as measured by the S&P 500 Index. However, the Fund may also emphasize large company securities which may limit some of the risks associated with value investing because large company securities tend to be less volatile than smaller company securities.

Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.



                                                      PBHG FOCUSED VALUE FUND 39

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

[GRAPHIC OMITTED] For more information on this Fund's investment  strategies and the associated risks, please refer to the More About the Funds section beginning on page 89.

[GRAPHIC OMITTED] PERFORMANCE INFORMATION

The bar chart below and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The bar chart shows you how the Fund's performance has varied from year to year. The performance table compares the Fund's performance over time to that of the S&P 500 Index, a widely recognized, unmanaged index that measures the performance of large cap stocks across all major industries. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) does not indicate how it will perform in the future.

                         -------------------------------
                           CALENDAR YEAR TOTAL RETURNS

[BAR GRAPH OMITTED--PLOT POINTS AS FOLLOWS:]

2000    24.81%
2001     3.44%

           The Fund's year-to-date return as of 6/30/02 was -18.38%.

                   --------------------------------------
                   BEST QUARTER:      Q1 2000      29.53%
                   WORST QUARTER:     Q3 2001     -14.97%


40 PBHG FOCUSED VALUE FUND

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/01

The table below provides average annual total return information for the Fund's PBHG Class shares, and includes both before- and after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


--------------------------------------------------------------------------------
                                                                    Since
                                                  Past            Inception
                                                 1 Year           (2/12/99)
--------------------------------------------------------------------------------
  Focused Value Fund --
    PBHG Class
    Before Taxes                                  3.44%             25.21%

  Focused Value Fund --
    PBHG Class
    After Taxes on Distributions                  3.11%             23.53%

  Focused Value Fund --
    PBHG Class
    After Taxes on Distributions and
    Sale of Fund Shares                           2.09%             19.92%

  S&P 500 Index*
    (Reflects No Deduction for
    Fees, Expenses or Taxes)                    -11.88%             -2.44%

* The since inception return for the S&P 500 Index was calculated as of January 31, 1999.


                                                      PBHG FOCUSED VALUE FUND 41

[GRAPHIC OMITTED] FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in this Fund.

--------------------------------------------------------------------------------
FEES AND EXPENSES TABLE
                                                  PBHG CLASS
--------------------------------------------------------------------------------
  SHAREHOLDER FEES
  (FEES PAID DIRECTLY FROM YOUR INVESTMENT)          None
--------------------------------------------------------------------------------
  ANNUAL FUND OPERATING EXPENSES
  (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
  Management Fees                                    0.85%
  Distribution and/or Service (12b-1) Fees           None
  Other Expenses                                     0.52%
--------------------------------------------------------------------------------
  Total  Annual  Operating  Expenses                 1.37%*
--------------------------------------------------------------------------------

* THIS IS THE ACTUAL TOTAL FUND OPERATING EXPENSE YOU SHOULD EXPECT TO PAY AS AN INVESTOR IN THIS FUND FOR THE FISCAL YEAR ENDING MARCH 31, 2003. HOWEVER, YOU SHOULD KNOW THAT FOR THE FISCAL YEAR ENDING MARCH 31, 2003, PILGRIM BAXTER HAS CONTRACTUALLY AGREED TO WAIVE THAT PORTION, IF ANY, OF THE ANNUAL MANAGEMENT FEES PAYABLE BY THE FUND AND TO PAY CERTAIN EXPENSES OF THE FUND TO THE EXTENT NECESSARY TO ENSURE THAT THE TOTAL ANNUAL FUND OPERATING EXPENSES (EXCLUSIVE OF CERTAIN EXPENSES SUCH AS BROKERAGE COMMISSIONS AND EXTRAORDINARY EXPENSES) DO NOT EXCEED 1.50%. IN ADDITION, IN CONNECTION WITH OLD MUTUAL PLC'S ACQUISITION OF PILGRIM BAXTER'S PARENT COMPANY, OLD MUTUAL AND PILGRIM BAXTER HAVE AGREED TO MAINTAIN THIS EXPENSE LIMITATION AGREEMENT UNTIL MARCH 31, 2003. YOU SHOULD KNOW THAT IN ANY FISCAL YEAR IN WHICH THE FUND'S ASSETS ARE GREATER THAN $75 MILLION AND ITS TOTAL ANNUAL FUND OPERATING EXPENSES (EXCLUDING CERTAIN EXPENSES SUCH AS BROKERAGE COMMISSIONS AND EXTRAORDINARY EXPENSES) ARE LESS THAN 1.50%, THE FUND'S BOARD OF TRUSTEES MAY ELECT TO REIMBURSE PILGRIM BAXTER FOR ANY FEES IT WAIVED OR EXPENSES IT REIMBURSED ON THE FUND'S BEHALF DURING THE PREVIOUS TWO FISCAL YEARS. THE BOARD MADE NO REIMBURSEMENT ELECTION DURING FISCAL YEAR ENDED MARCH 31, 2002. IN ADDITION, THROUGH AN ARRANGEMENT WITH THE FUND'S TRANSFER AGENT, CREDITS REALIZED AS A RESULT OF UNINVESTED CASH BALANCES ARE USED TO REDUCE TRANSFER AGENT EXPENSES. INCLUDING THESE REDUCTIONS, THE TOTAL FUND ANNUAL OPERATING EXPENSES WOULD HAVE BEEN 1.36%.


[GRAPHIC OMITTED] EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses remain the same for the time periods shown. The example is hypothetical. Your actual costs may be higher or lower.

--------------------------------------------------------------------------------
YOUR COST OVER
                        1 YEAR       3 YEARS        5 YEARS        10 YEARS
--------------------------------------------------------------------------------
  PBHG Class             $139          $434           $750          $1,646


42 PBHG FOCUSED VALUE FUND

PBHG Large Cap Value Fund

[GRAPHIC OMITTED] GOAL

The Fund seeks to provide investors with long-term growth of capital and income. Current income is a secondary objective.

[GRAPHIC OMITTED] MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its assets in value securities, such as common stocks, issued by companies with large market capitalizations. These companies generally have market capitalizations similar to the market capitalizations of the companies in the S&P 500 Index at the time of the Fund's investment. As of June 30, 2002, the S&P 500 Index had market capitalizations between $492 million and $296.2 billion. The value securities in the Fund are primarily common stocks that Pilgrim Baxter believes are currently underpriced using certain financial measurements, such as their price-to-earnings ratios, dividend income potential and earnings power. Pilgrim Baxter expects to focus primarily on those value securities whose market capitalizations are over $10 billion at the time of purchase. The size of the companies in the S&P 500 Index and those which Pilgrim Baxter intends to focus the Fund's investments will change with market conditions and the composition of the index. Pilgrim Baxter uses its own fundamental research, computer models and proprietary measures of value in managing this Fund. The Fund may sell a security for a variety of reasons, such as when it becomes overvalued or shows deteriorating fundamentals.

[GRAPHIC OMITTED] MAIN INVESTMENT RISKS

The value of your investment in the Fund may go down, which means you could lose money.

The price of the securities in the Fund will fluctuate. These price movements may occur because of changes in the financial markets, the company's individual situation, or industry changes.

While the value securities in the Fund may never reach what Pilgrim Baxter believes are their full worth and may go down in price, the Fund's emphasis on large company securities may limit some of the risk associated with value investing because large company securities tend to be less volatile than smaller company securities.

Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

[GRAPHIC OMITTED] For more information on this Fund's investment  strategies and the associated risks, please refer to the More About the Funds section beginning on page 89.


                                                    PBHG LARGE CAP VALUE FUND 43

[GRAPHIC OMITTED] PERFORMANCE INFORMATION

The bar chart below and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The bar chart shows you how the Fund's performance has varied from year to year. The performance table compares the Fund's performance over time to that of the S&P 500 Index, a widely recognized, unmanaged index that measures the performance of large cap stocks across all major industries. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) does not indicate how it will perform in the future.

                        -------------------------------
                          CALENDAR YEAR TOTAL RETURNS

[BAR GRAPH OMITTED--PLOT POINTS AS FOLLOWS:]

1997    25.62%
1998    34.74%
1999    11.06%
2000    23.97%
2001    -1.41%

           The Fund's year-to-date return as of 6/30/02 was -12.23%.

                    ---------------------------------------
                    BEST QUARTER:      Q4 1998       28.21%
                    WORST QUARTER:     Q3 2001      -14.02%


44 PBHG LARGE CAP VALUE FUND

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/01

The table below provides average annual total return information for the Fund's PBHG Class shares, and includes both before- and after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

--------------------------------------------------------------------------------
                                                                      Since
                                              Past        Past      Inception
                                             1 Year     5 Years     (12/31/96)
--------------------------------------------------------------------------------
  Large Cap Value Fund --
    PBHG Class
    Before Taxes                             -1.41%      18.10%       18.10%

  Large Cap Value Fund --
    PBHG Class
    After Taxes on Distributions             -1.48%      13.75%       13.75%

  Large Cap Value Fund --
    PBHG Class
    After Taxes on Distributions and
    Sale of Fund Shares                      -0.86%*     12.71%       12.71%

  S&P 500 Index
    (Reflects No Deduction for
    Fees,  Expenses or Taxes)               -11.88%      10.70%       10.70%

* When the return after taxes on distributions and sale of Fund shares is higher than the return after taxes on distributions, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.


                                                    PBHG LARGE CAP VALUE FUND 45

[GRAPHIC OMITTED] FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in this Fund.

--------------------------------------------------------------------------------
FEES AND EXPENSES TABLE
                                                  PBHG CLASS
--------------------------------------------------------------------------------
  SHAREHOLDER FEES
  (FEES PAID DIRECTLY FROM YOUR INVESTMENT)          None
--------------------------------------------------------------------------------
  ANNUAL FUND OPERATING EXPENSES
  (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
  Management Fees                                    0.65%
  Distribution and/or Service (12b-1) Fees           None
  Other Expenses                                     0.49%
--------------------------------------------------------------------------------
  Total  Annual  Operating  Expenses                1.14%*
--------------------------------------------------------------------------------

* THESE ARE THE EXPENSES YOU SHOULD EXPECT TO PAY AS AN INVESTOR IN THIS FUND FOR THE FISCAL YEAR ENDING MARCH 31, 2003. HOWEVER, YOU SHOULD KNOW THAT FOR THE FISCAL YEAR ENDING MARCH 31, 2003, PILGRIM BAXTER HAS CONTRACTUALLY AGREED TO WAIVE THAT PORTION, IF ANY, OF THE ANNUAL MANAGEMENT FEES PAYABLE BY THE FUND AND TO PAY CERTAIN EXPENSES OF THE FUND TO THE EXTENT NECESSARY TO ENSURE THAT THE TOTAL ANNUAL FUND OPERATING EXPENSES (EXCLUSIVE OF CERTAIN EXPENSES SUCH AS BROKERAGE COMMISSIONS AND EXTRAORDINARY EXPENSES) DO NOT EXCEED 1.50%. IN ADDITION, IN CONNECTION WITH OLD MUTUAL PLC'S ACQUISITION OF PILGRIM BAXTER'S PARENT COMPANY, OLD MUTUAL AND PILGRIM BAXTER HAVE AGREED TO MAINTAIN THIS EXPENSE LIMITATION AGREEMENT UNTIL MARCH 31, 2003. YOU SHOULD ALSO KNOW THAT IN ANY FISCAL YEAR IN WHICH THE FUND'S ASSETS ARE GREATER THAN $75 MILLION AND ITS TOTAL ANNUAL FUND OPERATING EXPENSES (EXCLUDING CERTAIN EXPENSES SUCH AS BROKERAGE COMMISSIONS AND EXTRAORDINARY EXPENSES) ARE LESS THAN 1.50%, THE FUND'S BOARD OF TRUSTEES MAY ELECT TO REIMBURSE PILGRIM BAXTER FOR ANY FEES IT WAIVED OR EXPENSES IT REIMBURSED ON THE FUND'S BEHALF DURING THE PREVIOUS TWO FISCAL YEARS. THE BOARD MADE NO REIMBURSEMENT ELECTION DURING THE FISCAL YEAR ENDED MARCH 31, 2002. IN ADDITION, THROUGH AN ARRANGEMENT WITH THE FUND'S TRANSFER AGENT, CREDITS REALIZED AS A RESULT OF UNINVESTED CASH BALANCES ARE USED TO REDUCE TRANSFER AGENT EXPENSES. INCLUDING THESE REDUCTIONS, THE TOTAL FUND ANNUAL OPERATING EXPENSES WOULD HAVE BEEN 1.13%.

[GRAPHIC OMITTED] EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses remain the same for the time periods shown. The example is hypothetical. Your actual costs may be higher or lower.
--------------------------------------------------------------------------------
  YOUR COST OVER
                        1 Year        3 Years        5 Years       10 Years
--------------------------------------------------------------------------------
   PBHG Class            $116          $362           $628          $1,386


46 PBHG LARGE CAP VALUE FUND

PBHG Mid-Cap Value Fund

[GRAPHIC OMITTED] GOAL

The Fund seeks to provide investors with above-average total return over a 3 to 5 year market cycle, consistent with reasonable risk.

[GRAPHIC OMITTED] MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its assets in value securities, such as common stocks, issued by companies with market capitalizations similar to the market capitalizations of companies in the S&P MidCap 400 Index at the time of the Fund's investment. As of June 30, 2002, the S&P MidCap 400 Index had market capitalizations between $140 million and $9.2 billion. The size of the companies in the S&P MidCap 400 Index and those which Pilgrim Baxter intends to focus the Fund's investments will change with market conditions and the composition of the index. The value securities in the Fund are primarily common stocks that Pilgrim Baxter believes are currently underpriced using certain financial measurements, such as their price-to-earnings ratios, dividend income potential and earnings power. Pilgrim Baxter uses its own fundamental research, computer models and proprietary measures of value in managing this Fund. The Fund may sell a security for a variety of reasons, such as when it becomes overvalued or shows deteriorating fundamentals. The Fund's sector weightings are generally within 10% of the S&P MidCap 400's sector weightings. In addition, the Fund generally has a lower price-to-earnings ratio than the average company in the S&P MidCap 400 Index.

[GRAPHIC OMITTED] MAIN INVESTMENT RISKS

The value of your investment in the Fund may go down, which means you could lose money.

The price of the securities in the Fund will fluctuate. These price movements may occur because of changes in the financial markets, the company's individual situation, or industry changes. These risks are greater for companies with smaller market capitalizations because they tend to have more limited product lines, markets and financial resources and may be dependent on a smaller management group than larger, more established companies.

The Fund emphasizes value securities of medium sized companies, so it is likely to be more volatile than the stock market in general, as measured by the S&P 500 Index. In addition, the value securities in the Fund may never reach what Pilgrim Baxter believes are their full worth and may go down in price.

Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.



                                                      PBHG MID-CAP VALUE FUND 47

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

[GRAPHIC OMITTED] For more information on this Fund's investment  strategies and the associated risks, please refer to the More About the Funds section beginning on page 89.

[GRAPHIC OMITTED] PERFORMANCE INFORMATION

The bar chart below and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The performance table compares the Fund's performance over time to that of its benchmark, the S&P MidCap 400 Index, a widely recognized, unmanaged index that tracks the performance of 400 mid-cap stocks, and the S&P BARRA MidCap Value Index, a widely recognized, unmanaged index that tracks the performance of those S&P MidCap 400 companies with lower price-to-book ratios and forecasted growth rates. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) does not indicate how it will perform in the future.

                         -------------------------------
                           CALENDAR YEAR TOTAL RETURNS

[BAR GRAPH OMITTED--PLOT POINTS AS FOLLOWS:]

1998    27.84%
1999    21.72%
2000    26.17%
2001     7.79%

            The Fund's year-to-date return as of 6/30/02 was -9.86%.

                   --------------------------------------
                   BEST QUARTER:     Q4 1998       30.07%
                   WORST QUARTER:    Q3 2001      -18.53%


48 PBHG MID-CAP VALUE FUND

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/01

The table below provides average annual total return information for the Fund's PBHG Class shares, and includes both before- and after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

--------------------------------------------------------------------------------
                                                                    Since
                                                  Past            Inception
                                                 1 Year           (4/30/97)
--------------------------------------------------------------------------------
  Mid-Cap Value Fund --
    PBHG Class
    Before Taxes                                  7.79%             26.49%

  Mid-Cap Value Fund --
    PBHG Class
    After Taxes on Distributions                  7.79%             20.52%

  Mid-Cap Value Fund --
    PBHG Class
    After Taxes on Distributions and
    Sale of Fund Shares                           4.74%             18.74%

  S&P MidCap 400 Index
    (Reflects No Deduction for
    Fees, Expenses or Taxes)                     -0.61%             17.09%

  S&P BARRA MidCap Value Index
    (Reflects No Deduction for
    Fees, Expenses or Taxes)                      7.14%             15.11%


                                                      PBHG MID-CAP VALUE FUND 49

[GRAPHIC OMITTED] FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in this Fund.

--------------------------------------------------------------------------------
FEES AND EXPENSES TABLE
                                                  PBHG CLASS
--------------------------------------------------------------------------------
  SHAREHOLDER FEES
  (FEES PAID DIRECTLY FROM YOUR INVESTMENT)          None
--------------------------------------------------------------------------------
  ANNUAL FUND OPERATING EXPENSES
  (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
  Management Fees                                    0.85%
  Distribution and/or Service (12b-1) Fees           None
  Other Expenses                                     0.47%
--------------------------------------------------------------------------------
  Total  Annual  Operating  Expenses                 1.32%*
--------------------------------------------------------------------------------

* THESE ARE THE EXPENSES YOU SHOULD EXPECT TO PAY AS AN INVESTOR IN THIS FUND FOR THE FISCAL YEAR ENDING MARCH 31, 2003. HOWEVER, YOU SHOULD KNOW THAT FOR THE FISCAL YEAR ENDING MARCH 31, 2003, PILGRIM BAXTER HAS CONTRACTUALLY AGREED TO WAIVE THAT PORTION, IF ANY, OF THE ANNUAL MANAGEMENT FEES PAYABLE BY THE FUND AND TO PAY CERTAIN EXPENSES OF THE FUND TO THE EXTENT NECESSARY TO ENSURE THAT THE TOTAL ANNUAL FUND OPERATING EXPENSES (EXCLUSIVE OF CERTAIN EXPENSES SUCH AS BROKERAGE COMMISSIONS AND EXTRAORDINARY EXPENSES) DO NOT EXCEED 1.50%. IN ADDITION, IN CONNECTION WITH OLD MUTUAL PLC'S ACQUISITION OF PILGRIM BAXTER'S PARENT COMPANY, OLD MUTUAL AND PILGRIM BAXTER HAVE AGREED TO MAINTAIN THIS EXPENSE LIMITATION AGREEMENT UNTIL MARCH 31, 2003. YOU SHOULD ALSO KNOW THAT IN ANY FISCAL YEAR IN WHICH THE FUND'S ASSETS ARE GREATER THAN $75 MILLION AND ITS TOTAL ANNUAL FUND OPERATING EXPENSES (EXCLUDING CERTAIN EXPENSES SUCH AS BROKERAGE COMMISSIONS AND EXTRAORDINARY EXPENSES) ARE LESS THAN 1.50%, THE FUND'S BOARD OF TRUSTEES MAY ELECT TO REIMBURSE PILGRIM BAXTER FOR ANY FEES IT WAIVED OR EXPENSES IT REIMBURSED ON THE FUND'S BEHALF DURING THE PREVIOUS TWO FISCAL YEARS. THE BOARD MADE NO REIMBURSEMENT ELECTION DURING THE FISCAL YEAR ENDED MARCH 31, 2002. IN ADDITION, THROUGH AN ARRANGEMENT WITH THE FUND'S TRANSFER AGENT, CREDITS REALIZED AS A RESULT OF UNINVESTED CASH BALANCES ARE USED TO REDUCE TRANSFER AGENT EXPENSES. INCLUDING THESE REDUCTIONS, THE TOTAL FUND ANNUAL OPERATING EXPENSES WOULD HAVE BEEN 1.31%.


[GRAPHIC OMITTED] EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses remain the same for the time periods shown. The example is hypothetical. Your actual costs may be higher or lower.

--------------------------------------------------------------------------------
YOUR COST OVER
                        1 Year        3 Years        5 Years       10 Years
--------------------------------------------------------------------------------
 PBHG Class              $134          $418            $723         $1,590


50 PBHG MID-CAP VALUE FUND

PBHG Small Cap Value Fund

[GRAPHIC OMITTED] GOAL

The Fund seeks to provide investors with above-average total return over a 3 to 5 year market cycle, consistent with reasonable risk.

[GRAPHIC OMITTED] MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its assets in value securities, such as common stocks, issued by companies with market capitalizations similar to the market capitalizations of companies in the Russell 2000(R) Index at the time of the Fund's investment. As of June 30, 2002, the Russell 2000(R) Index had market capitalizations between $16 million and $1.8 billion. The size of the companies in the Russell 2000(R) Index and those which Pilgrim Baxter intends to focus the Fund's investments will change with market capitalizations and the composition of the index. The value securities in the Fund are primarily common stocks that Pilgrim Baxter believes are currently underpriced using certain financial measurements, such as their price-to-earnings ratios, dividend income potential and earnings power. Pilgrim Baxter uses its own fundamental research, computer models and proprietary measures of value in managing this Fund. The Fund may sell a security for a variety of reasons, such as when it becomes overvalued or shows deteriorating fundamentals. The Fund's sector weightings are generally within 10% of the Russell 2000's sector weightings. In addition, the Fund generally has a lower price-to-earnings ratio than the average company in the Russell 2000(R) Index.

[GRAPHIC OMITTED] MAIN INVESTMENT RISKS

The value of your investment in the Fund may go down, which means you could lose money.

The price of the securities in the Fund will fluctuate. These price movements may occur because of changes in the financial markets, a company's individual situation, or industry changes. These risks are greater for companies with smaller market capitalizations because they tend to have more limited product lines, markets and financial resources and may be dependent on a smaller management group than larger, more established companies.

The Fund emphasizes value securities of smaller sized companies, so it is likely to be more volatile than the stock market in general, as measured by the S&P 500 Index. In addition, the value securities in the Fund may never reach what Pilgrim Baxter believes are their full worth and may go down in price.

Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.



                                                    PBHG SMALL CAP VALUE FUND 51

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

[GRAPHIC OMITTED] For more information on this Fund's investment  strategies and the associated risks, please refer to the More About the Funds section beginning on page 89.

[GRAPHIC OMITTED] PERFORMANCE INFORMATION

The bar chart below and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The performance table compares the Fund's performance over time to that of its benchmark, the Russell 2000(R) Index, a widely recognized, unmanaged index that tracks the performance of 2,000 small cap stocks, and the Russell 2000(R) Value Index, a widely recognized, unmanaged index that tracks the performance of those Russell 2000 companies with lower price-to-book ratios and forecasted growth rates. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) does not indicate how it will perform in the future.

                        -------------------------------
                          CALENDAR YEAR TOTAL RETURNS

[BAR GRAPH OMITTED--PLOT POINTS AS FOLLOWS:]

1998     1.13%
1999    18.63%
2000    32.87%
2001     4.93%

           The Fund's year-to-date return as of 6/30/02 was -14.05%.

                   --------------------------------------
                   BEST QUARTER:    Q4 2001        25.70%
                   WORST QUARTER:   Q3 1998       -21.59%


52 PBHG SMALL CAP VALUE FUND

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/01

The table below provides average annual total return information for the Fund's PBHG Class shares, and includes both before- and after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

--------------------------------------------------------------------------------
                                                                    Since
                                                  Past            Inception
                                                 1 Year           (4/30/97)
--------------------------------------------------------------------------------
  Small Cap Value Fund --
    PBHG Class
    Before Taxes                                  4.93%             20.98%

  Small Cap Value Fund --
    PBHG Class
    After Taxes on Distributions                  4.93%             19.34%

  Small Cap Value Fund --
    PBHG Class
    After Taxes on Distributions and
    Sale of Fund Shares                           3.00%             16.70%

  Russell 2000(R) Index
    (Reflects No Deduction for
    Fees, Expenses or Taxes)                      2.49%              9.25%

  Russell 2000(R) Value Index
    (Reflects No Deduction for
    Fees, Expenses or Taxes)                     14.02%             11.76%


                                                    PBHG SMALL CAP VALUE FUND 53

[GRAPHIC OMITTED] FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in this Fund.

--------------------------------------------------------------------------------
FEES AND EXPENSES TABLE
                                                  PBHG CLASS
--------------------------------------------------------------------------------
  SHAREHOLDER FEES
  (FEES PAID DIRECTLY FROM YOUR INVESTMENT)          None
--------------------------------------------------------------------------------
  ANNUAL FUND OPERATING EXPENSES
  (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
  Management Fees                                    1.00%
  Distribution and/or Service (12b-1) Fees           None
  Other Expenses                                     0.48%
--------------------------------------------------------------------------------
  Total  Annual  Operating  Expenses                 1.48%*
--------------------------------------------------------------------------------

* THIS IS THE ACTUAL TOTAL FUND OPERATING EXPENSE YOU SHOULD EXPECT TO PAY AS AN INVESTOR IN THIS FUND FOR THE FISCAL YEAR ENDING MARCH 31, 2003. HOWEVER, YOU SHOULD KNOW THAT FOR THE FISCAL YEAR ENDING MARCH 31, 2003, PILGRIM BAXTER HAS CONTRACTUALLY AGREED TO WAIVE THAT PORTION, IF ANY, OF THE ANNUAL MANAGEMENT FEES PAYABLE BY THE FUND AND TO PAY CERTAIN EXPENSES OF THE FUND TO THE EXTENT NECESSARY TO ENSURE THAT THE TOTAL ANNUAL FUND OPERATING EXPENSES (EXCLUSIVE OF CERTAIN EXPENSES SUCH AS BROKERAGE COMMISSIONS AND EXTRAORDINARY EXPENSES) DO NOT EXCEED 1.50%. IN ADDITION, IN CONNECTION WITH OLD MUTUAL PLC'S ACQUISITION OF PILGRIM BAXTER'S PARENT COMPANY, OLD MUTUAL AND PILGRIM BAXTER HAVE AGREED TO MAINTAIN THIS EXPENSE LIMITATION AGREEMENT UNTIL MARCH 31, 2003. YOU SHOULD KNOW THAT IN ANY FISCAL YEAR IN WHICH THE FUND'S ASSETS ARE GREATER THAN $75 MILLION AND ITS TOTAL ANNUAL FUND OPERATING EXPENSES (EXCLUDING CERTAIN EXPENSES SUCH AS BROKERAGE COMMISSIONS AND EXTRAORDINARY EXPENSES) ARE LESS THAN 1.50%, THE FUND'S BOARD OF TRUSTEES MAY ELECT TO REIMBURSE PILGRIM BAXTER FOR ANY FEES IT WAIVED OR EXPENSES IT REIMBURSED ON THE FUND'S BEHALF DURING THE PREVIOUS TWO FISCAL YEARS. THE BOARD MADE NO REIMBURSEMENT ELECTION DURING THE FISCAL YEAR ENDED MARCH 31, 2002.

[GRAPHIC OMITTED] EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses remain the same for the time periods shown. The example is hypothetical. Your actual costs may be higher or lower.

--------------------------------------------------------------------------------
  YOUR COST OVER
                        1 Year        3 Years        5 Years       10 Years
--------------------------------------------------------------------------------
  PBHG Class             $151          $468           $808          $1,768


54 PBHG SMALL CAP VALUE FUND

PBHG Disciplined Equity Fund

[GRAPHIC OMITTED] GOAL

The Fund seeks to provide investors with above-average total returns.

[GRAPHIC OMITTED] MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its assets in equity securities of corporations whose securities are traded in the U.S. While the Fund may invest in companies of any size, it usually invests in medium to large capitalization companies of over $2 billion at the time of purchase. Through superior stock selection, the Fund seeks to exceed the return of its benchmark, the S&P 500 Index, over full market cycles with no greater volatility than the S&P 500 Index.

Analytic, the Fund's sub-adviser, selects equity securities for this Fund using a proprietary system that ranks stocks according to a mathematical model. Analytic's system seeks to determine a security's intrinsic (true) value by evaluating variables, such as relative valuation, price momentum, company fundamentals, liquidity and risk. Using its system, Analytic believes it can assemble a portfolio of securities that is style and sector neutral to achieve a level of diversification and risk similar to that of the S&P 500 Index. "Style neutral" means a fund is similar to its investment universe in terms of exposure to quantifiable characteristics such as average market capitalization. A fund is "sector neutral" when its exposure to specified economic sectors (such as technology or utilities) is similar to that of its investment universe. Analytic also believes that by using its system, the Fund can consistently outperform traditional strategies that focus on a single style, such as value or growth.

[GRAPHIC OMITTED] MAIN INVESTMENT RISKS

The value of your investment in the Fund may go down, which means you could lose money.

The price of the securities in the Fund will fluctuate. These price movements may occur because of changes in the financial markets, the company's individual situation or industry changes.

The Fund may buy and sell investments relatively often. Such a strategy often involves higher expenses, including brokerage commissions, and may increase the amount of capital gains (in particular, short-term gains) realized by the Fund. Shareholders must pay tax on such capital gains.

Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

[GRAPHIC OMITTED] For more information on this Fund's investment  strategies and the associated risks, please refer to the More About the Funds section beginning on page 89.



                                                 PBHG DISCIPLINED EQUITY FUND 55

[GRAPHIC OMITTED] PERFORMANCE INFORMATION

Prior to January 11, 2002, the PBHG Class Shares of the Fund were known as the Institutional Class shares of the Analytic Enhanced Equity Fund, a series of UAM Funds, Inc. II. On January 11, 2002, the Fund acquired the assets of the Analytic Enhanced Equity Fund. The Analytic Enhanced Equity Fund was managed by Analytic, the Fund's sub-adviser. The investment goal, strategies and policies of the Fund are substantially similar to those of its predecessor, the Analytic Enhanced Equity Fund.

The bar chart below and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The bar chart shows you how the Fund's performance has varied from year to year. The performance table compares the Fund's performance over time to that of the S&P 500, a widely recognized, unmanaged index that measures the performance of large cap stocks across all major industries. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) does not indicate how it will perform in the future.

                        -------------------------------
                          CALENDAR YEAR TOTAL RETURNS*

[BAR GRAPH OMITTED--PLOT POINTS AS FOLLOWS:]

1994    -0.25%
1995    35.34%
1996    22.95%
1997    29.86%
1998    37.82%
1999    20.06%
2000    -9.33%
2001    -6.22%

           The Fund's year-to-date return as of 6/30/02 was -14.12%.

                  -----------------------------------------
                  BEST QUARTER:      Q4 1998         20.50%
                  WORST QUARTER:     Q3 2001        -11.70%


56 PBHG DISCIPLINED EQUITY FUND

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/01

The table below provides average annual total return information for the Fund's PBHG Class shares, and includes both before- and after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

--------------------------------------------------------------------------------
                                                                        Since
                                                Past         Past     Inception
                                               1 Year      5 Years     (7/1/93)
--------------------------------------------------------------------------------
  Disciplined Equity Fund* --
    PBHG Class
    Before Taxes                                -6.22%     12.81%        14.48%

  Disciplined Equity Fund* --
    PBHG Class
    After Taxes on Distributions                -6.47%     10.50%        11.43%

  Disciplined Equity Fund* --
    PBHG Class
    After Taxes on Distributions and
    Sale of Fund Shares                         -3.79%**    9.40%        10.59%

  S&P 500 Index***
    (Reflects No Deduction for
    Fees,  Expenses or Taxes)                  -11.88%     10.70%        13.75%

* Data includes performance of the Fund's predecessor, whose inception date was July 1, 1993.

** When the return after taxes on distributions and sale of Fund shares is higher than the return after taxes on distributions, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.

***The since  inception  return for the S&P 500 Index was  calculated as of June
   30, 1993.


                                                 PBHG DISCIPLINED EQUITY FUND 57

[GRAPHIC OMITTED] FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in this Fund.

--------------------------------------------------------------------------------
  FEES AND EXPENSES TABLE
                                                   PBHG CLASS
--------------------------------------------------------------------------------
  SHAREHOLDER FEES                                   None
  (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------
  ANNUAL FUND OPERATING EXPENSES
  (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
  Management Fees                                    0.70%*
  Distribution and/or Service (12b-1) Fees           None
  Other Expenses                                     0.63%
--------------------------------------------------------------------------------
  Total  Annual  Operating  Expenses                 1.33%**
--------------------------------------------------------------------------------

* PILGRIM BAXTER IS ENTITLED TO RECEIVE A MANAGEMENT FEE OF 0.70% UNDER ITS INVESTMENT ADVISORY AGREEMENT WITH THE FUND; HOWEVER, PILGRIM BAXTER HAS CONTRACTUALLY AGREED TO WAIVE A PORTION OF ITS FEE AND RECEIVE A MANAGEMENT FEE OF 0.60% FROM THE FUND UNTIL SEPTEMBER 25, 2002.


** THESE ARE THE EXPENSES  YOU SHOULD  EXPECT TO PAY AS AN INVESTOR IN THIS FUND
   UNTIL MARCH 31, 2003. YOU SHOULD KNOW THAT PILGRIM BAXTER HAS CONTRACTUALLY AGREED TO WAIVE THAT PORTION, IF ANY, OF THE ANNUAL MANAGEMENT FEES PAYABLE BY THE FUND AND TO PAY CERTAIN EXPENSES OF THE FUND TO THE EXTENT NECESSARY TO ENSURE THAT THE TOTAL ANNUAL OPERATING EXPENSES (EXCLUSIVE OF CERTAIN EXPENSES SUCH AS BROKERAGE COMMISSIONS AND EXTRAORDINARY EXPENSES) DO NOT EXCEED 0.99% UNTIL SEPTEMBER 25, 2002 AND NOT MORE THAN 1.50% UNTIL MARCH 31, 2003. YOU SHOULD ALSO KNOW THAT IN ANY YEAR AFTER SEPTEMBER 25, 2002 IN WHICH THE FUND'S ASSETS ARE GREATER THAN $75 MILLION AND ITS TOTAL ANNUAL OPERATING EXPENSES (EXCLUSIVE OF CERTAIN EXPENSES SUCH AS BROKERAGE COMMISSIONS AND EXTRAORDINARY EXPENSES) ARE LOWER THAN 1.50%, THE FUND'S BOARD OF TRUSTEES MAY ELECT TO REIMBURSE PILGRIM BAXTER FOR ANY FEES IT WAIVED OR EXPENSES IT REIMBURSED ON THE FUND'S BEHALF DURING THE PREVIOUS TWO FISCAL YEARS AFTER SEPTEMBER 25, 2002.

[GRAPHIC OMITTED] EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses remain the same for the time periods shown. The example is hypothetical. Your actual costs may be higher or lower.

--------------------------------------------------------------------------------
  YOUR COST OVER
                        1 Year        3 Years        5 Years       10 Years
--------------------------------------------------------------------------------
  PBHG Class             $135          $421           $729          $1,601


58 PBHG DISCIPLINED EQUITY FUND

PBHG Global Technology & Communications Fund

THE BOARD OF TRUSTEES OF PBHG FUNDS HAS CALLED A SPECIAL MEETING OF PBHG GLOBAL TECHNOLOGY & COMMUNICATIONS FUND SHAREHOLDERS TO BE HELD ON THURSDAY, FEBRUARY 27, 2003 TO APPROVE A PROPOSAL TO MERGE THE PBHG GLOBAL TECHNOLOGY &COMMUNICATIONS FUND INTO THE PBHGTECHNOLOGY &COMMUNICATIONS FUND. ONLY SHAREHOLDERS WHO OWN SHARES OF THE PBHGGLOBAL TECHNOLOGY & COMMUNICATIONS FUND AT THE CLOSE OF BUSINESS ON MONDAY, DECEMBER 16, 2002, THE RECORD DATE, WILL BE ENTITLED TO NOTICE OF AND TO VOTE AT THE FEBRUARY 27, 2003 SPECIAL MEETING OF THE PBHGGLOBAL TECHNOLOGY &COMMUNICATIONS FUND SHAREHOLDERS. MORE DETAILED INFORMATION WILL BE CONTAINED IN THE FORTHCOMING PROXY STATEMENT.

[GRAPHIC OMITTED] GOAL

The Fund seeks to provide investors with long-term growth of capital.



[GRAPHIC OMITTED] MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund, a non-diversified fund, will invest at least 80% of its assets in common stocks of U.S. and non-U.S. companies and American Depositary Receipts ("ADRs") of non-U.S. companies doing business in the technology and communications sector of the market. In addition, the Fund is concentrated, which means it will invest 25% or more of its total assets in the group of industries within that sector. These industries may include computer software and hardware, network and cable broadcasting, semiconductors, defense, data storage and retrieval, and biotechnology.

The Fund invests in companies that may be responsible for breakthrough products or technologies or may be positioned to take advantage of cutting-edge developments. These companies will be in at least three different countries, one of which may include the U.S. Some of these countries may be considered emerging or developing by the international finance community. The Fund's holdings may range from smaller companies developing new technologies or pursuing scientific breakthroughs to large, blue chip firms with established track records in developing, using or marketing scientific advances.

Pilgrim Baxter uses its own fundamental research, computer models and proprietary measures of growth and business momentum in managing this Fund. The Fund may sell a security for a variety of reasons, such as a deterioration in fundamentals or to invest in a company with more attractive growth prospects.

[GRAPHIC OMITTED] MAIN INVESTMENT RISKS

The Fund is non-diversified, which means it invests a higher percentage of its assets in a more limited number of stocks than a diversified fund. As a result, the price change of a single security has a greater impact on the Fund's net asset value and will cause its shares to fluctuate in value more than it would in a diversified fund.

                                 PBHG GLOBAL TECHNOLOGY & COMMUNICATIONS FUND 59

The Fund is concentrated, which means, compared to a non-concentrated fund, it invests a higher percentage of its assets in the group of industries within the technology and communications sector of the market. As a result, the economic, political and regulatory developments in a particular industry have a greater impact on the Fund's net asset value and will cause its shares to fluctuate more than if the Fund did not concentrate its investments.

The value of your investment in the Fund may go down, which means you could lose money.

The price of the securities in the Fund will fluctuate. These price movements may occur because of changes in the financial markets, the company's individual situation, or industry changes. These risks are greater for foreign equity securities and companies with smaller market capitalizations. Investments in foreign equity securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject. Companies with smaller market capitalizations tend to have more limited product lines, markets and financial resources and may be dependent on a smaller management group than larger, more established companies.

Securities of technology and communications companies are strongly affected by worldwide scientific and technological developments and governmental laws, regulations and policies and, therefore, are generally more volatile than securities of companies not dependent upon or associated with technology and communications issues.

Investments in emerging or developing countries may be subject to extreme volatility because, in general, these countries' economies are more underdeveloped, their political structures are less stable and their financial markets are less liquid than more developed nations.

Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

[GRAPHIC OMITTED] For more information on the Fund's investment  strategies and the associated risks, please refer to the More About the Funds section beginning on page 89.

60 PBHG GLOBAL TECHNOLOGY & COMMUNICATIONS FUND

[GRAPHIC OMITTED] PERFORMANCE INFORMATION

The bar chart below and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The bar chart shows you the Fund's performance for the last calendar year. The performance table compares the Fund's performance over time to that of its benchmarks, the MSCI World Free Index and the Pacific Stock Exchange Technology Index. The MSCI World Free Index is a widely recognized, unmanaged index that measures the performance of both the developed and the emerging equity markets of the world. The Index excludes the performance impact of companies that are restricted with respect to foreign investors. The Pacific Stock Exchange Technology Index is a price-weighted index of the top 100 U.S. technology stocks. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) does not indicate how it will perform in the future.

                           CALENDAR YEAR TOTAL RETURN

[BAR GRAPH OMITTED--PLOT POINTS AS FOLLOWS:]

 2001      -44.52%%

           The Fund's year-to-date return as of 6/30/02 was -37.80%.

                    ----------------------------------------
                    BEST QUARTER        Q4 2001       34.87%
                    WORST QUARTER:      Q3 2001      -37.45%

                                 PBHG GLOBAL TECHNOLOGY & COMMUNICATIONS FUND 61

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/01

The table below provides average annual total return information for the Fund's PBHG Class shares, and includes both before- and after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

============================================================================
                                                                    Since
                                                  Past            Inception
                                                 1 Year          (5/31/2000)
----------------------------------------------------------------------------

  Global Technology &
    Communications Fund --
    PBHG Class
    Before Taxes                                 -44.52%            -43.06%

  Global Technology &
    Communications Fund --
    PBHG Class
    After Taxes on Distributions                 -44.52%            -43.06%

  Global Technology &
    Communications Fund --
    PBHG Class
    After Taxes on Distributions and
    Sale of Fund Shares                          -27.11%*           -33.19%*

  MSCI World Free Index
    (Reflects No Deduction for
    Fees, Expenses or Taxes)                     -16.82%            -15.50%

  PSE Technology Index(R)
    (Reflects No Deduction for
    Fees, Expenses or Taxes)                     -15.42%            -20.67%

* When the return after taxes on distributions and sale of Fund shares is higher than the return after taxes on distributions, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.

62 PBHG GLOBAL TECHNOLOGY & COMMUNICATIONS FUND

[GRAPHIC OMITTED] FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in this Fund.

===============================================================
FEES AND EXPENSES TABLE
                                                     PBHG CLASS
---------------------------------------------------------------
  SHAREHOLDER FEES                                     None
  (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
---------------------------------------------------------------
  ANNUAL FUND OPERATING EXPENSES
  (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
  Management Fees                                      1.50%
  Distribution and/or Service (12b-1) Fees              None
  Other Expenses                                       1.10%
---------------------------------------------------------------
  Total Annual Operating Expenses                      2.60%
  Fee Waiver, Expense Reduction and/or
  Expense Reimbursement                                0.45%
  Net Expenses                                         2.15%*
===============================================================

* THESE ARE THE EXPENSES YOU SHOULD EXPECT TO PAY AS AN INVESTOR IN THIS FUND FOR THE FISCAL YEAR ENDING MARCH 31, 2003. HOWEVER, YOU SHOULD KNOW THAT FOR THE FISCAL YEAR ENDING MARCH 31, 2003, PILGRIM BAXTER HAS CONTRACTUALLY AGREED TO WAIVE THAT PORTION, IF ANY, OF THE ANNUAL MANAGEMENT FEES PAYABLE BY THE FUND AND TO PAY CERTAIN EXPENSES OF THE FUND TO THE EXTENT NECESSARY TO ENSURE THAT THE TOTAL ANNUAL FUND OPERATING EXPENSES (EXCLUSIVE OF CERTAIN EXPENSES SUCH AS BROKERAGE COMMISSIONS AND EXTRAORDINARY EXPENSES) DO NOT EXCEED 2.15%. IN ADDITION, IN CONNECTION WITH OLD MUTUAL PLC'S ACQUISITION OF PILGRIM BAXTER'S PARENT COMPANY, OLD MUTUAL AND PILGRIM BAXTER HAVE AGREED TO MAINTAIN THIS EXPENSE LIMITATION AGREEMENT UNTIL MARCH 31, 2003. YOU SHOULD ALSO KNOW THAT IN ANY FISCAL YEAR IN WHICH THE FUND'S ASSETS ARE GREATER THAN $75 MILLION AND ITS TOTAL ANNUAL FUND OPERATING EXPENSES (EXCLUDING CERTAIN EXPENSES SUCH AS BROKERAGE COMMISSIONS AND EXTRAORDINARY EXPENSES) ARE LESS THAN 2.15%, THE FUND'S BOARD OF TRUSTEES MAY ELECT TO REIMBURSE PILGRIM BAXTER FOR ANY FEES IT WAIVED OR EXPENSES IT REIMBURSED ON THE FUND'S BEHALF DURING THE PREVIOUS TWO FISCAL YEARS. THE BOARD MADE NO REIMBURSEMENT ELECTION DURING THE FISCAL YEAR ENDED MARCH 31, 2002. AT MARCH 31, 2002, THE AMOUNT OF ADVISORY FEE WAIVER AND REIMBURSEMENT OF THIRD PARTY EXPENSES BY THE ADVISER SUBJECT TO POSSIBLE REIMBURSEMENT FOR THE FUND WAS $124,745.

[GRAPHIC OMITTED] EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses reflect net operating expenses for the one-year period and the total operating expenses without expense waivers for years two through ten. The example is hypothetical. Your actual costs may be higher or lower.

===========================================================================
  YOUR COST OVER
                        1 Year        3 Years        5 Years       10 Years
---------------------------------------------------------------------------
  PBHG Class             $218          $766          $1,340         $2,901



                                 PBHG GLOBAL TECHNOLOGY & COMMUNICATIONS FUND 63

PBHG REIT Fund

GRAPHIC OMITTED] GOAL

The Fund seeks to provide investors with a high total return consistent with reasonable risk.

[GRAPHIC OMITTED] MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its total assets in equity securities of companies principally engaged in the real estate industry such as "real estate investment trusts" ("REITs"). The Fund's sub-adviser, Heitman, considers a company "principally engaged" in the real estate industry if it derives at least 50% of its revenues from the ownership, construction, management, financing or sale of commercial, industrial or residential real estate or has at least 50% of its assets in such real estate. A REIT is a separately managed trust that makes investments in various real estate businesses. A REIT is not taxed on income distributed to its shareholders if, among other things, it distributes to its shareholders substantially all of its taxable income for each taxable year. In addition, the Fund is concentrated, which means it will invest 25% or more of its total assets in the securities of companies principally engaged in the real estate industry.

The Fund seeks to invest in equity securities of companies whose share price trades below Heitman's estimate of their intrinsic value. Based upon extensive fundamental research, Heitman prepares valuation models for each company in its universe in order to identify companies that it believes it is undervalued. The valuation model calculates each company's intrinsic value based on private market transactions, traditional statistical measures like multiple to cash flow as well as relative value. The Fund generally contains between 30-40 securities. Heitman expects to invest fully the assets of the Fund, consequently, Heitman generally expects cash reserves to be less than 5% of the total assets of the Fund.

64 PBHG REIT FUND

GRAPHIC OMITTED] MAIN INVESTMENT RISKS

The value of your investment in the Fund may go down, which means you could lose money.

The price of the securities in the Fund will fluctuate. These price movements may occur because of changes in the financial markets, the company's individual situation or industry changes. These risks are greater for companies with small or medium market capitalizations because they tend to have more limited product lines, markets and financial resources and may be dependent on a smaller management group than larger, more established companies.

The Fund is concentrated, which means compared to a non-concentrated fund it invests a higher percentage of its assets in the securities that comprise the real estate industry. As a result, the economic, political and regulatory developments in that industry have a greater impact on the Fund's net asset value and will cause its shares to fluctuate more than if the Fund did not concentrate its investments.

REITs may expose the Fund to similar risks associated with direct investment in real estate. REITs are more dependent upon specialized management skills, have limited diversification and are, therefore, generally dependent on their ability to generate cash flow to make distributions to shareholders.

Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

[GRAPHIC OMITTED] For more information on this Fund's investment  strategies and the associated risks, please refer to the More About the Funds section beginning on page 89.

                                                               PBHG REIT FUND 65

[GRAPHIC OMITTED] PERFORMANCE INFORMATION

Prior to December 14, 2001, the PBHG Class Shares of the Fund were known as the Institutional Class shares of the Heitman Real Estate Portfolio. The Heitman Real Estate Portfolio was a series of UAM Funds Trust. On December 14, 2001, the Fund acquired the assets of the Heitman Real Estate Portfolio. The Heitman Real Estate Portfolio was managed by Heitman, the Fund's sub-adviser. The investment goal, strategies and policies of the Fund are substantially similar to those of its predecessor, the Heitman Real Estate Portfolio.

The bar chart below and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The bar chart shows you how the Fund's performance has varied from year to year. The performance table compares the Fund's performance over time to that of the S&P 500 Index, a widely recognized, unmanaged index that measures the performance of large cap stocks across all major industries, and the Wilshire Real Estate Securities Index, a market capitalization weighted index of publicly traded real estate securities, including REITs, real estate operating companies and partnerships. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) does not indicate how it will perform in the future.

                          ----------------------------
                          CALENDAR YEAR TOTAL RETURNS*

[BAR GRAPH OMITTED--PLOT POINTS AS FOLLOWS:]

1992      17.87%
1993      20.10%
1994       3.00%
1995      10.87%
1996      38.06%
1997      21.12%
1998     -15.12%
1999      -1.16%
2000      24.90%
2001      10.41%

            The Fund's year-to-date return as of 6/30/02 was 12.70%.

                   -----------------------------------------
                   BEST QUARTER:       Q1 1993        22.96%
                   WORST QUARTER:      Q3 1998        -8.99%

66 PBHG REIT FUND

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/01

The table below provides average annual total return information for the Fund's PBHG Class, and includes both before- and after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

===============================================================================
                                                 Past        Past        Past
                                                1 Year     5 Years     10 Years
-------------------------------------------------------------------------------

  REIT FUND* --
    PBHG CLASS
    BEFORE TAXES                                10.41%      6.98%        12.08%

  REIT Fund* --
    PBHG Class
    After Taxes on Distributions                 4.81%      3.70%         8.70%

  REIT Fund* --
    PBHG Class
    After Taxes on Distributions
    and Sale of Fund Shares                      7.83%**    4.43%**       8.57%

  S&P 500 Index
    (Reflects No Deduction for
    Fees, Expenses or Taxes)                   -11.88%     10.70%        12.93%

  Wilshire Real Estate Securities Index
    (Reflects No Deduction for
    Fees, Expenses or Taxes)                    10.33%      6.67%        10.45%

* Data includes performance of the Fund's predecessor, whose inception date was March 13, 1989.

** When the return after taxes on distributions and sale of Fund shares is higher than the return after taxes on distributions, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.

                                                               PBHG REIT FUND 67

[GRAPHIC OMITTED] FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in this Fund.

============================================================
FEES AND EXPENSES TABLE
                                                  PBHG CLASS
------------------------------------------------------------
  SHAREHOLDER FEES
  (FEES PAID DIRECTLY FROM YOUR INVESTMENT)          None
------------------------------------------------------------
  ANNUAL FUND OPERATING EXPENSES
  (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
  Management Fees                                    0.85%*
  Distribution and/or Service (12b-1) Fees           None
  Other Expenses                                     0.62%
------------------------------------------------------------
  Total  Annual  Operating  Expenses                 1.47%**
============================================================


* PILGRIM BAXTER IS ENTITLED TO RECEIVE A MANAGEMENT FEE OF 0.85% UNDER ITS INVESTMENT ADVISORY AGREEMENT WITH THE FUND; HOWEVER, PILGRIM BAXTER HAS CONTRACTUALLY AGREED TO WAIVE A PORTION OF ITS FEE AND RECEIVE A MANAGEMENT FEE OF 0.75% OF THE FIRST $100 MILLION OF THE AVERAGE DAILY NET ASSETS OF THE FUND AND 0.65% OF THE AVERAGE DAILY NET ASSETS IN EXCESS OF $100 MILLION UNTIL SEPTEMBER 25, 2002.

** THESE ARE THE EXPENSES  YOU SHOULD  EXPECT TO PAY AS AN INVESTOR IN THIS FUND
   FOR THE FISCAL YEAR ENDING MARCH 31, 2003. THAT'S BECAUSE PILGRIM BAXTER HAS CONTRACTUALLY AGREED TO WAIVE THAT PORTION, IF ANY, OF THE ANNUAL MANAGEMENT FEES PAYABLE BY THE FUND AND TO PAY CERTAIN EXPENSES OF THE FUND TO THE EXTENT NECESSARY TO ENSURE THAT THE TOTAL ANNUAL OPERATING EXPENSES (EXCLUSIVE OF CERTAIN EXPENSES SUCH AS BROKERAGE COMMISSIONS AND EXTRAORDINARY EXPENSES) DO NOT EXCEED 1.36% UNTIL SEPTEMBER 25, 2002 AND NOT MORE THAN 1.50% UNTIL MARCH 31, 2003. YOU SHOULD ALSO KNOW THAT IN ANY YEAR AFTER SEPTEMBER 25, 2002 IN WHICH THE FUND'S ASSETS ARE GREATER THAN $75 MILLION AND ITS TOTAL ANNUAL OPERATING EXPENSES (EXCLUSIVE OF CERTAIN EXPENSES SUCH AS BROKERAGE COMMISSIONS AND EXTRAORDINARY EXPENSES) ARE LOWER THAN 1.50%, THE FUND'S BOARD OF TRUSTEES MAY ELECT TO REIMBURSE PILGRIM BAXTER FOR ANY FEES IT WAIVED OR EXPENSES IT REIMBURSED ON THE FUND'S BEHALF DURING THE PREVIOUS TWO FISCAL YEARS AFTER SEPTEMBER 25, 2002.

[GRAPHIC OMITTED] EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses remain the same for the time periods shown. The example is hypothetical. Your actual costs may be higher or lower.

===========================================================================
YOUR COST OVER
                        1 Year        3 Years        5 Years       10 Years
---------------------------------------------------------------------------
  PBHG Class             $150          $465           $803          $1,757

68 PBHG REIT FUND

PBHG Strategic Small Company Fund

[GRAPHIC OMITTED] GOAL

The Fund seeks to provide investors with growth of capital.

[GRAPHIC OMITTED] MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its assets in growth and value securities, such as common stocks, of small sized companies. These companies generally have market capitalizations similar to the market capitalizations of the companies in the Russell 2000(R) Index at the time of the Fund's investment. As of June 30, 2002, the Russell 2000(R) Index had market capitalizations between $16 million and $1.8 billion. The growth securities in the Fund are primarily common stocks that Pilgrim Baxter believes have strong business momentum, earnings growth and capital appreciation potential. The value securities in the Fund are primarily common stocks that Pilgrim Baxter believes are currently underpriced using certain financial measurements, such as their price-to-earnings ratios. Pilgrim Baxter strategically adjusts the mix of growth and value securities in the Fund, depending upon economic and market conditions. As a result, at times the Fund may be more heavily invested in growth securities and at other times the Fund may be more heavily invested in value securities. Pilgrim Baxter expects to focus primarily on those securities whose market capitalizations or annual revenues are $750 million or less at the time of purchase. The size of companies in the Russell 2000(R) Index and those which Pilgrim Baxter intends to focus the Fund's investments will change with market conditions and the composition of the index. Pilgrim Baxter uses its own fundamental research, computer models and proprietary measures of growth and value in managing this Fund.

[GRAPHIC OMITTED] MAIN INVESTMENT RISKS

The value of your investment in the Fund may go down, which means you could lose money.

The price of the securities in the Fund will fluctuate. These price movements may occur because of changes in the financial markets, a company's individual situation, or industry changes. These risks are greater for companies with smaller market capitalizations because they tend to have more limited product lines, markets and financial resources and may be dependent on a smaller management group than larger, more established companies.

The Fund emphasizes growth and value securities of smaller sized companies, so it is likely to be more volatile than the stock market in general, as measured by the S&P 500 Index. In addition, the growth and value securities in the Fund may never reach what Pilgrim Baxter believes are their full potential worth and may go down in price.

                                            PBHG STRATEGIC SMALL COMPANY FUND 69

Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

[GRAPHIC OMITTED] For more information on this Fund's investment  strategies and the associated risks, please refer to the More About the Funds section beginning on page 89.

[GRAPHIC OMITTED] PERFORMANCE INFORMATION

The bar chart below and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The bar chart shows you how the Fund's performance has varied from year to year. The performance table compares the Fund's performance over time to that of the Russell 2000(R) Index, a widely recognized, unmanaged index that tracks the performance of 2000 small cap stocks. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) does not indicate how it will perform in the future.

                          CALENDAR YEAR TOTAL RETURNS

[BAR GRAPH OMITTED--PLOT POINTS AS FOLLOWS:]

1997        25.67%
1998         2.13%
1999        51.79%
2000        11.89%
2001        -9.97%

           The Fund's year-to-date return as of 6/30/02 was -17.57%.

                    ---------------------------------------
                    BEST QUARTER:      Q4 1999       36.16%
                    WORST QUARTER:     Q3 1998      -23.48%

70 PBHG STRATEGIC SMALL COMPANY FUND

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/01

The table below provides average annual total return information for the Fund's PBHG Class, and includes both before- and after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
                                                                     Since
                                                 Past     Past     Inception
                                                1 Year  5 Years   (12/31/96)
----------------------------------------------------------------------------
  Strategic Small Company Fund --
    PBHG Class
    Before Taxes                                -9.97%   14.44%       14.44%

  Strategic Small Company Fund --
    PBHG Class
    After Taxes on Distributions                -9.97%   11.91%       11.91%

  Strategic Small Company Fund --
    PBHG Class
    After Taxes on Distributions
    and Sale of Fund Shares                     -6.07%*  10.96%       10.96%

  Russell 2000(R) Index
    (Reflects No Deduction for
    Fees,  Expenses or Taxes)                    2.49%    7.52%        7.52%

* When the return after taxes on distributions and sale of Fund shares is higher than the return after taxes on distributions, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.

                                            PBHG STRATEGIC SMALL COMPANY FUND 71

[GRAPHIC OMITTED] FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in this Fund.

=============================================================
FEES AND EXPENSES TABLE
                                                   PBHG CLASS
-------------------------------------------------------------
  SHAREHOLDER FEES                                   None
  (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
-------------------------------------------------------------
  ANNUAL FUND OPERATING EXPENSES
  (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
  Management Fees                                    1.00%
  Distribution and/or Service (12b-1) Fees           None
  Other Expenses                                     0.50%
-------------------------------------------------------------
  Total  Annual  Operating  Expenses                 1.50%*
=============================================================

* THIS IS THE ACTUAL TOTAL FUND OPERATING EXPENSE YOU SHOULD EXPECT TO PAY AS AN INVESTOR IN THIS FUND FOR THE FISCAL YEAR ENDING MARCH 31, 2003. HOWEVER, YOU SHOULD KNOW THAT FOR THE FISCAL YEAR ENDING MARCH 31, 2003, PILGRIM BAXTER HAS CONTRACTUALLY AGREED TO WAIVE THAT PORTION, IF ANY, OF THE ANNUAL MANAGEMENT FEES PAYABLE BY THE FUND AND TO PAY CERTAIN EXPENSES OF THE FUND TO THE EXTENT NECESSARY TO ENSURE THAT THE TOTAL ANNUAL FUND OPERATING EXPENSES (EXCLUSIVE OF CERTAIN EXPENSES SUCH AS BROKERAGE COMMISSIONS AND EXTRAORDINARY EXPENSES) DO NOT EXCEED 1.50%. IN ADDITION, IN CONNECTION WITH OLD MUTUAL PLC'S ACQUISITION OF PILGRIM BAXTER'S PARENT COMPANY, OLD MUTUAL AND PILGRIM BAXTER HAVE AGREED TO MAINTAIN THIS EXPENSE LIMITATION AGREEMENT UNTIL MARCH 31, 2003. YOU SHOULD KNOW THAT IN ANY FISCAL YEAR IN WHICH THE FUND'S ASSETS ARE GREATER THAN $75 MILLION AND ITS TOTAL ANNUAL FUND OPERATING EXPENSES (EXCLUDING CERTAIN EXPENSES SUCH AS BROKERAGE COMMISSIONS AND EXTRAORDINARY EXPENSES) ARE LESS THAN 1.50%, THE FUND'S BOARD OF TRUSTEES MAY ELECT TO REIMBURSE PILGRIM BAXTER FOR ANY FEES IT WAIVED OR EXPENSES IT REIMBURSED ON THE FUND'S BEHALF DURING THE PREVIOUS TWO FISCAL YEARS. IN THE FISCAL YEAR ENDED MARCH 31, 2002, THE BOARD ELECTED TO REIMBURSE $20,944 IN WAIVED FEES, WHICH ARE INCLUDED IN THE CALCULATION OF "OTHER EXPENSES" ABOVE. AT THE TIME OF THE ELECTION, THE FUND HAD TOTAL ASSETS IN EXCESS OF $94 MILLION. IN ADDITION, THROUGH AN ARRANGEMENT WITH THE FUND'S TRANSFER AGENT, CREDITS REALIZED AS A RESULT OF UNINVESTED CASH BALANCES ARE USED TO REDUCE TRANSFER AGENT EXPENSES. INCLUDING THESE REDUCTIONS, THE TOTAL FUND ANNUAL OPERATING EXPENSES WOULD HAVE BEEN 1.49%.

[GRAPHIC OMITTED] EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses remain the same for the time periods shown. The example is hypothetical. Your actual costs may be higher or lower.

===========================================================================
YOUR COST OVER
                        1 Year        3 Years        5 Years       10 Years
---------------------------------------------------------------------------
  PBHG Class             $153          $474           $818          $1,791


72 PBHG STRATEGIC SMALL COMPANY FUND

PBHG Technology & Communications Fund


[GRAPHIC OMITTED] GOAL

The Fund seeks to provide investors with long-term growth of capital. Current income is incidental to the Fund's goal.

[GRAPHIC OMITTED] MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund, a non-diversified fund, will invest at least 80% of its assets in common stocks of companies doing business in the technology and communications sector of the market. In addition, the Fund is concentrated, which means it will invest 25% or more of its total assets in the group of industries within that sector. These industries may include computer software and hardware, network and cable broadcasting, semiconductors, defense, data storage and retrieval, and biotechnology.

The Fund invests in companies that may be responsible for breakthrough products or technologies or may be positioned to take advantage of cutting-edge developments. The Fund's holdings may range from smaller companies developing new technologies or pursuing scientific breakthroughs to large, blue chip firms with established track records in developing, using or marketing scientific advances.

Pilgrim Baxter uses its own fundamental research, computer models and proprietary measures of growth and business momentum in managing this Fund. The Fund may sell a security for a variety of reasons, such as a deterioration in fundamentals or to invest in a company with more attractive growth prospects.

[GRAPHIC OMITTED] MAIN INVESTMENT RISKS

The Fund is non-diversified, which means it invests a higher percentage of its assets in a more limited number of stocks than a diversified fund. As a result, the price change of a single security has a greater impact on the Fund's net asset value and will cause its shares to fluctuate in value more than it would in a diversified fund.

The Fund is concentrated, which means, compared to a non-concentrated fund, it invests a higher percentage of its assets in the group of industries within the technology and communications sector of the market. As a result, the economic, political and regulatory developments in a particular industry have a greater impact on the Fund's net asset value and will cause its shares to fluctuate more than if the Fund did not concentrate its investments.

The value of your investment in the Fund may go down, which means you could lose money.

                                        PBHG TECHNOLOGY & COMMUNICATIONS FUND 73

The price of the securities in the Fund will fluctuate. These price movements may occur because of changes in the financial markets, the company's individual situation, or industry changes. These risks aregreater for companies with smaller market capitalizations because they tend to have more limited product lines, markets and financial resources and may be dependent on a smaller management group than larger, more established companies.

Securities of technology and communications companies are strongly affected by worldwide scientific and technological developments and governmental laws, regulations and policies and, therefore, are generally more volatile than securities of companies not dependent upon or associated with technology and communications issues.

Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

[GRAPHIC OMITTED] For more information on this Fund's investment  strategies and the associated risks, please refer to the More About the Funds section beginning on page 89.

74 PBHG TECHNOLOGY & COMMUNICATIONS FUND

[GRAPHIC OMITTED] PERFORMANCE INFORMATION

The bar chart below and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The bar chart shows you how the Fund's performance has varied from year to year. The performance table compares the Fund's performance over time to that of the Pacific Stock Exchange Technology Index(R). The Pacific Stock Exchange Technology Index(R), the Fund's current benchmark index, is a price-weighted index of the top 100 U.S. technology stocks. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) does not indicate how it will perform in the future.

                          CALENDAR YEAR TOTAL RETURNS

[BAR GRAPH OMITTED--PLOT POINTS AS FOLLOWS:]

1996         54.42%
1997          3.32%
1998         26.00%
1999        243.89%
2000        -43.69%
2001        -52.38%

           The Fund's year-to-date return as of 6/30/02 was -43.01%.

                  -------------------------------------------
                  BEST QUARTER:        Q4 1999        111.54%
                  WORST QUARTER:       Q4 2000        -50.95%

                                        PBHG TECHNOLOGY & COMMUNICATIONS FUND 75

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/01

The table below provides average annual total return information for the Fund's PBHG Class shares, and includes both before- and after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

==============================================================================
                                                                       Since
                                              Past         Past      Inception
                                             1 Year      5 Years     (9/29/95)
------------------------------------------------------------------------------

  Technology & Communications Fund --
    PBHG Class
    Before Taxes                               -52.38%      3.72%     13.03%

  Technology & Communications Fund --
    PBHG Class
    After Taxes on Distributions               -52.38%      1.85%     11.26%

  Technology & Communications Fund --
    PBHG Class
    After Taxes on Distributions and
    Sale of Fund Shares                        -31.90%**    3.06%**   10.95%

  PSE Technology Index(R)*
    (Reflects No Deduction for
    Fees, Expenses or Taxes)                   -15.42%     23.49%     21.82%

* The since inception returns for the PSE Technology Index(R) was calculated as of September 30, 1995.

** When the return after taxes on distributions and sale of Fund shares is higher than the return after taxes on distributions, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.

Prior to November 2, 1999, the Fund was diversified and did not concentrate its investments. Therefore, the Fund's performance prior to November 2, 1999 may not be indicative of how it will perform in the future.

76 PBHG TECHNOLOGY & COMMUNICATIONS FUND

[GRAPHIC OMITTED] FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in this Fund.

============================================================
FEES AND EXPENSES TABLE
                                                  PBHG CLASS
------------------------------------------------------------
  SHAREHOLDER FEES
  (FEES PAID DIRECTLY FROM YOUR INVESTMENT)          None
------------------------------------------------------------
  ANNUAL FUND OPERATING EXPENSES
  (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
  Management Fees                                    0.85%
  Distribution and/or Service (12b-1) Fees           None
  Other Expenses                                     0.54%
------------------------------------------------------------
  Total Annual Operating Expenses                    1.39%*
============================================================

* THROUGH AN ARRANGEMENT WITH THE FUND'S TRANSFER AGENT, CREDITS REALIZED AS A RESULT OF UNINVESTED CASH BALANCES ARE USED TO REDUCE TRANSFER AGENT EXPENSES. INCLUDING THESE REDUCTIONS, THE TOTAL FUND ANNUAL OPERATING EXPENSES WOULD HAVE BEEN 1.38%.

[GRAPHIC OMITTED] EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses remain the same for the time periods shown. The example is hypothetical. Your actual costs may be higher or lower.

===========================================================================
YOUR COST OVER
                        1 Year        3 Years        5 Years       10 Years
---------------------------------------------------------------------------
  PBHG Class             $142          $440           $761          $1,669


                                        PBHG TECHNOLOGY & COMMUNICATIONS FUND 77

PBHG IRA Capital Preservation Fund

[GRAPHIC OMITTED] GOAL

The Fund seeks to provide investors with a level of current income higher than that of money market funds, while attempting to preserve principal and maintain a stable net asset value per share (NAV).

[GRAPHIC OMITTED] MAIN INVESTMENT STRATEGIES

The Fund is designed to produce current income, while seeking to maintain an NAV that is considerably more stable than a typical high-quality fixed-income fund. Like other high-quality fixed-income funds, the Fund invests primarily in debt securities that a nationally recognized statistical rating agency (rating agency), such as Moody's Investors Service or Standard & Poor's Rating Group, has rated in its top rating category at the time of purchase. The Fund may also invest in:

      o Liquid short-term investments, such as money market instruments, that a rating agency has rated in one of its top two short-term rating categories at the time of purchase; and

      o Commingled pools of debt securities having similar characteristics to the Fund, or other debt securities.

Unlike other funds, the Fund seeks to stabilize its NAV by purchasing wrapper agreements from financial institutions, such as insurance companies and banks (wrap providers) that a rating agency has rated in one of its top two rating categories at the time of purchase. The Fund expects to purchase enough wrapper agreements to cover all of its debt securities, but not its cash, cash equivalents or other liquid short-term investments. A wrapper agreement is a mechanism offered by banks and insurance companies that assists the Fund in seeking to protect principal. Wrapper agreements obligate wrap providers or the Fund to make payments to each other to offset changes in the market value of certain of the Fund's assets. These payments are designed to enable the Fund to pay redeeming shareholders an amount equal to the purchase price of the Fund's assets plus accrued income. For example, if a shareholder redemption requires the Fund to sell a security for less than its purchase price plus accrued income, the wrapper agreement would cause the wrap provider to pay the Fund the difference, and vice versa.

78 PBHG IRA CAPITAL PRESERVATION FUND

[GRAPHIC OMITTED] MAIN INVESTMENT RISKS

While the Fund attempts to provide a stable NAV through the use of wrapper agreements, the value of your investment in the Fund may go down, which means you could lose money.

The Fund cannot guarantee that the combination of securities and wrapper agreements will provide a constant NAV or current income. By purchasing wrapper agreements, the Fund also trades some of the potential for capital appreciation and the ability to maximize its yield for protection from a decline in the value of its holdings caused by changes in interest rates.

The Fund may have to maintain a specified percentage of its total assets in short-term investments to cover redemptions and Fund expenses. This may result in a lower return for the Fund than if it had invested in longer-term debt securities.

The Fund is not a money market fund and it presents risks not present in money market funds. The net asset value of the Fund is not fixed at $1.00 per share like a money market fund, although the wrapper agreements that the Fund purchases are likely to cause the net asset value of the Fund to be considerably more stable than a typical high-quality fixed-income fund. A money market fund will generally have a shorter average maturity than the Fund and its yield will tend to more closely track the direction of current market rates than the yield of the Fund.

If the Fund's attempts to stabilize its NAV through the use of wrapper agreements fail, the value of its investments could fall because of changes in interest rates. Rising interest rates tend to cause the prices of debt securities (especially those with longer maturities), and the Fund's share price, to fall. Rising interest rates may also cause investors to pay off mortgage-backed and asset-backed securities later than anticipated, forcing the Fund to keep its money invested at lower rates. Falling interest rates, however, generally cause investors to pay off mortgage-backed and asset-backed securities earlier than expected, forcing the Fund to reinvest the money at a lower interest rate.

Because there is no active trading market for wrapper agreements, the Fund's investments in wrapper agreements are considered illiquid. In an effort to minimize this risk, the Fund limits its investments in illiquid securities, including wrapper agreements, to 15% of net assets.

                                           PBHG IRA CAPITAL PRESERVATION FUND 79

Wrap providers do not typically assume the credit risk associated with the issuer of any covered assets. Therefore, if an issuer of a security defaults on payments of principal or interest or has its credit rating downgraded, the Fund may have to sell covered assets quickly and at prices that may not fully reflect their current carrying value. Downgrades below investment grade and defaults by the issuer of covered assets usually will cause the wrap provider to remove such assets from the coverage of a wrapper agreement. As a result, NAV could decline.

Similarly, a downgrade in the credit rating of a wrapper provider may require the Fund to replace the wrapper provider, although there is no guarantee that a replacement will be available. Such a downgrade may cause a decline in NAV, including a decline resulting from the application of the Fund's fair value procedures.

The Fund may buy and sell investments relatively often. Such a strategy often involves higher expenses, including brokerage commissions. The sale of Fund securities may generate capital gains which, when distributed, may be taxable to you.

Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

[GRAPHIC OMITTED] For more information on this Fund's investment  strategies and the associated risks, please refer to the More About the Funds section beginning on page 89.


80 PBHG IRA CAPITAL PRESERVATION FUND

[GRAPHIC OMITTED] PERFORMANCE INFORMATION

Prior to January 11, 2002, the PBHG Class Shares of the Fund were known as the Institutional Class shares of the IRA Capital Preservation Portfolio, a series of UAM Funds Trust. On January 11, 2002, the Fund acquired the assets of the IRA Capital Preservation Portfolio. The IRA Capital Preservation Portfolio was managed by Dwight Asset Management Company, the Fund's sub-adviser. The investment goal, strategies and policies of the Fund are substantially similar to those of its predecessor, the IRA Capital Preservation Portfolio.

The bar chart below and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The bar chart shows you how the Fund's performance has varied from year to year. The performance table compares the Fund's performance over time to that of the Ryan 5-Year GIC Master Index, an unmanaged index of GIC contracts held for five years with an arithmetic mean of market rates of $1 million. The Ryan Index is representative of the returns' stability provided by the Fund's wrapper agreements. Performance is also shown for the Lipper Money Market Funds Average which represents the average performance of all mutual funds classified by Lipper, Inc. in the money market category. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance does not indicate how it will perform in the future.


                          ----------------------------
                          CALENDAR YEAR TOTAL RETURNS*

[BAR GRAPH OMITTED--PLOT POINTS AS FOLLOWS:]

2000          6.78%
2001          6.05%


            The Fund's year-to-date return as of 6/30/02 was 2.30%.

                   -----------------------------------------
                   BEST QUARTER:       Q3 2000         1.74%
                   WORST QUARTER:      Q4 2001         1.29%


                                           PBHG IRA CAPITAL PRESERVATION FUND 81

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/01

============================================================================
                                                                     Since
                                                 Past 1            Inception
                                                  Year             (8/31/99)
----------------------------------------------------------------------------

  IRA Capital Preservation Fund* --
    PBHG Class                                    6.05%              6.48%

  Ryan 5-Year GIC Master Index
    (Reflects No Deduction for
    Fees, Expenses or Taxes)                      6.61%              6.58%

  Lipper Money Market Funds Average
    (Reflects No Deduction for
    Fees, Expenses or Taxes)                      3.44%              4.62%

* Data includes performance of the Fund's predecessor, whose inception date was August 31, 1999.

82 PBHG IRA CAPITAL PRESERVATION FUND

[GRAPHIC OMITTED] FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in the Fund.

The Fund may charge a redemption/exchange fee that would be paid directly from your investment. Shareholders pay this redemption/exchange fee when they redeem or exchange shares held for less than twelve months. For more information, see "Redemption/Exchange Fee for IRA Capital Preservation Fund" in the section on "Selling Shares."

===============================================================
FEES AND EXPENSES TABLE
                                                     PBHG CLASS
---------------------------------------------------------------
  SHAREHOLDER FEES
  (FEES PAID DIRECTLY FROM YOUR INVESTMENT)            None
---------------------------------------------------------------
  REDEMPTION/EXCHANGE FEE
  (AS A PERCENTAGE OF AMOUNT REDEEMED OR EXCHANGED)    2.00%
---------------------------------------------------------------
  ANNUAL FUND OPERATING EXPENSES
  (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
  Management Fees                                      0.60%*
  Distribution and/or Service (12b-1) Fees              None
  Other Expenses                                       0.72%
---------------------------------------------------------------
  Total Annual Operating Expenses                      1.32%
  Fee Waiver and/or Expense Reimbursement              0.07%
  Net Expenses                                         1.25%**
===============================================================

* PILGRIM BAXTER IS ENTITLED TO RECEIVE A MANAGEMENT FEE OF 0.60% UNDER ITS INVESTMENT ADVISORY AGREEMENT WITH THE FUND, HOWEVER, PILGRIM BAXTER HAS CONTRACTUALLY AGREED TO WAIVE A PORTION OF ITS FEE AND RECEIVE A MANAGEMENT FEE OF 0.50% FROM THE FUND UNTIL SEPTEMBER 25, 2002.

** THESE ARE THE EXPENSES  YOU SHOULD  EXPECT TO PAY AS AN INVESTOR IN THIS FUND
   UNTIL SEPTEMBER 25, 2002. YOU SHOULD KNOW THAT PILGRIM BAXTER HAS CONTRACTUALLY AGREED TO WAIVE THAT PORTION, IF ANY, OF THE ANNUAL MANAGEMENT FEES PAYABLE BY THE FUND AND TO PAY CERTAIN EXPENSES OF THE FUND TO THE EXTENT NECESSARY TO ENSURE THAT THE TOTAL ANNUAL OPERATING EXPENSES (EXCLUSIVE OF CERTAIN EXPENSES SUCH AS BROKERAGE COMMISSIONS AND EXTRAORDINARY EXPENSES) DO NOT EXCEED 1.00% UNTIL SEPTEMBER 25, 2002 AND NOT MORE THAN 1.25% UNTIL MARCH 31, 2003. YOU SHOULD ALSO KNOW THAT IN ANY YEAR AFTER SEPTEMBER 25, 2002 IN WHICH THE FUND'S ASSETS ARE GREATER THAN $75 MILLION AND ITS TOTAL ANNUAL OPERATING EXPENSES (EXCLUSIVE OF CERTAIN EXPENSES SUCH AS BROKERAGE COMMISSIONS AND EXTRAORDINARY EXPENSES) ARE LOWER THAN 1.25%, THE FUND'S BOARD OF TRUSTEES MAY ELECT TO REIMBURSE PILGRIM BAXTER FOR ANY FEES IT WAIVED OR EXPENSES IT REIMBURSED ON THE FUND'S BEHALF DURING THE PREVIOUS TWO FISCAL YEARS AFTER SEPTEMBER 25, 2002.


                                           PBHG IRA CAPITAL PRESERVATION FUND 83

[GRAPHIC OMITTED] EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses reflect net operating expenses for the one-year period and total operating expenses without expense waivers for years two through ten. The example is hypothetical. Your actual costs may be higher or lower.


===========================================================================
  YOUR COST OVER

                        1 Year        3 Years        5 Years       10 Years
---------------------------------------------------------------------------
  PBHG Class             $127          $411           $717          $1,584


84 PBHG IRA CAPITAL PRESERVATION FUND

PBHG Cash Reserves Fund

[GRAPHIC OMITTED] GOAL

The Fund seeks to provide investors with current income while preserving principal and maintaining liquidity.

[GRAPHIC OMITTED] MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests exclusively in short-term U.S. dollar-denominated debt obligations of U.S. or foreign issuers. These obligations must be rated in one of the two highest rating categories by any two nationally recognized rating organizations or unrated securities that Pilgrim Baxter or Wellington Management, the Fund's sub-adviser, determines are of comparable quality. The Fund's holdings are primarily U.S. money market instruments, such as CDs, commercial paper and corporate obligations, that Pilgrim Baxter and Wellington Management believe offer the most attractive income potential without undue risk. The Fund may sell a security for a variety of reasons, such as to respond to a change in an issuer's financial condition.

[GRAPHIC OMITTED] MAIN INVESTMENT RISKS

Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

The price of the money market instruments in the Fund will fluctuate. These price movements may occur because of, among other things, changes in the financial markets or the issuer's individual financial situation. These risks are greater for foreign money market instruments. Investments in foreign money market instruments involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject.

Although the Fund strives to maintain a consistent share price and to achieve its goal, it cannot guarantee that the constant share price or goal will be achieved.

[GRAPHIC OMITTED] For more information on this Fund's investment  strategies and the associated risks, please refer to the More About the Funds section beginning on page 89.


                                                      PBHG CASH RESERVES FUND 85

[GRAPHIC OMITTED] PERFORMANCE INFORMATION

The bar chart below and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The bar chart shows you how the Fund's performance has varied from year to year. The performance table compares the Fund's performance over time to that of the Lipper Money Market Funds Average, a widely recognized composite of money market funds that invest in the highest credit quality short-term money market instruments. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) does not indicate how it will perform in the future.

                         ------------------------------
                          CALENDAR YEAR TOTAL RETURNS

[BAR GRAPH OMITTED--PLOT POINTS AS FOLLOWS:]

1996             4.91%
1997             5.08%
1998             5.00%
1999             4.60%
2000             5.96%
2001             3.58%

            The Fund's year-to-date return as of 6/30/02 was 0.59%.

                      -----------------------------------
                          BEST QUARTER:  Q3 2000 1.55%
                          WORST QUARTER: Q4 2001 0.44%

86 PBHG CASH RESERVES FUND

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/01


-----------------------------------------------------------------------------
                                                                       Since
                                              Past         Past     Inception
                                             1 Year      5 Years     (4/4/95)
-----------------------------------------------------------------------------
  Cash Reserves Fund --
    PBHG Class
    Before Taxes                              3.58%       4.84%        4.91%

  Lipper Money Market Funds Average*
    (Reflects No Deduction for
    Fees,  Expenses or Taxes)                 3.44%       4.71%        4.83%

* The since inception return for the Lipper Money Market Funds Average was calculated from March 31, 1995.

TO OBTAIN INFORMATION ABOUT THE FUND'S CURRENT YIELD, CALL 1-800-433-0051.


                                                      PBHG CASH RESERVES FUND 87

[GRAPHIC OMITTED] FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in the Fund.

============================================================
  FEES AND EXPENSES TABLE
                                                  PBHG CLASS
------------------------------------------------------------
  SHAREHOLDER FEES
  (FEES PAID DIRECTLY FROM YOUR INVESTMENT)          None
------------------------------------------------------------
  ANNUAL FUND OPERATING EXPENSES
  (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
  Management Fees                                    0.30%
  Distribution and/or Service (12b-1) Fees           None
  Other Expenses                                     0.29%
------------------------------------------------------------
  Total Annual Operating Expenses                    0.59%*
============================================================

* THROUGH AN ARRANGEMENT WITH THE FUND'S TRANSFER AGENT, CREDITS REALIZED AS A RESULT OF UNINVESTED CASH BALANCES ARE USED TO REDUCE TRANSFER AGENT EXPENSES. INCLUDING THESE REDUCTIONS, THE TOTAL FUND ANNUAL OPERATING EXPENSES WOULD HAVE BEEN 0.58%.

[GRAPHIC OMITTED] EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses remain the same for the time periods shown. The example is hypothetical. Your actual costs may be higher or lower.


===========================================================================
  YOUR COST OVER
                        1 Year        3 Years        5 Years       10 Years
---------------------------------------------------------------------------
  PBHG Class             $60           $189           $329           $738


88 PBHG CASH RESERVES FUND

                                                            MORE ABOUT THE FUNDS

The following discussion and table describes the main investment strategies discussed in the Fund Summaries section of this Prospectus in greater detail. From time to time, the Funds employ other investment practices, which are also described in the table and in the Statement of Additional Information. The back cover of this Prospectus explains how you can get a copy of the Statement of Additional Information.

OUR INVESTMENT STRATEGIES

Core Growth, Emerging Growth, Growth, Large Cap 20, Large Cap Growth, Limited, New Opportunities, Select Equity, Global Technology & Communications, Strategic Small Company and Technology & Communications Funds
--------------------------------------------------------------------------------
Pilgrim Baxter believes that discipline and consistency are important to long-term investment success. This belief is reflected in its investment process. Pilgrim Baxter uses a quantitative and fundamental investment process that is extremely focused on business momentum, as demonstrated by such things as earnings or revenue and sales growth.

Pilgrim Baxter begins its investment process by creating a universe of rapidly growing companies that possess certain growth characteristics. That universe is continually updated. Pilgrim Baxter then ranks each company in its universe using proprietary software and research models that incorporate attributes of successful growth like positive earnings surprises, upward earnings estimate revisions, and accelerating sales and earnings growth. Finally, using its own fundamental research and a bottom-up approach to investing, Pilgrim Baxter evaluates each company's business momentum, earnings quality and whether the company can sustain its current growth trend. Pilgrim Baxter believes that through this highly disciplined investment process, it is able to construct a portfolio of investments with strong growth characteristics.

Pilgrim Baxter's decision to sell a security depends on many factors. Generally speaking, however, Pilgrim Baxter considers selling a security when its anticipated appreciation is no longer probable, alternative investments offer more superior appreciation prospects, the risk of a decline in its market price is too great or a deterioration in business fundamentals occurs or is expected to occur.

Focused Value, Large Cap Value, Mid-Cap Value, Small Cap Value and Strategic Small Company Funds
--------------------------------------------------------------------------------
Pilgrim Baxter's value investment process is both quantitative and fundamental. In seeking to identify attractive investment opportunities for the Focused Value, Large Cap Value, Mid-Cap Value and Small Cap Value Funds and the value portion of the Strategic Small Company Fund, Pilgrim Baxter first creates a universe of more than 8,000 companies whose current share price seems lower than their current or future worth. Then, using its own computer models and measures of value, Pilgrim Baxter creates a sub-universe of statistically attractive value companies. Pilgrim Baxter considers factors like a company's earnings power vs. its current stock price, its dividend income potential, its price-to-earnings ratio vs. similar companies, its competitive advantages, like brand or trade name or market niche, its management team and its current and future business prospects. Lastly, using its own fundamental research and a bottom-up approach to investing, Pilgrim Baxter identifies those companies which are currently out of market favor but have the potential to achieve significant appreciation as the marketplace recognizes their fundamental value.

Pilgrim Baxter's decision to sell a security depends on many factors. Generally speaking, however, Pilgrim Baxter considers selling a security when it becomes overvalued relative to the market, shows deteriorating fundamentals or falls short of Pilgrim Baxter's expectations.

Cash Reserves Fund
--------------------------------------------------------------------------------
In managing the PBHG Cash Reserves Fund, Wellington Management uses macro-economic and fundamental company analysis to seek securities with an acceptable maturity, that are marketable and liquid, offer competitive yields and are issued by issuers that are on a sound financial footing. Wellington Management also considers factors such as the anticipated level of interest rates and the maturity of individual securities relative to the maturity of the Fund as a whole. The purchase of single rated or unrated securities by Wellington Management is subject to the approval or ratification by the Fund's Board of Trustees.

Clipper Focus Fund
--------------------------------------------------------------------------------
PFR invests like a long-term business partner would invest -- it values a company's assets, projects long-term free cash flows and seeks shareholder-oriented management. PFR's investment process is very research intensive and includes meeting with company management, competitors and customers. Some of the major factors that PFR considers when appraising an investment include balance sheet strength and the ability to generate earnings and free cash flow. PFR's analysis gives little weight to current dividend income.

Disciplined Equity Fund
--------------------------------------------------------------------------------
Analytic begins the stock selection process by ranking stocks according to their one-month expected return. Analytic then uses a process called "portfolio optimization" to select securities that it believes will:

o  Maximize expected returns for the Fund;

o  Minimize expected volatility relative to its benchmark; and

o Diversify the assets of the Fund among industries, sectors, and individual securities.

Analytic monitors the stocks held by the Fund on a real-time basis for developments in terms of news events (such as lawsuits or takeover bids) and significant changes in fundamental factors. Analytic sells a security when it believes the incremental return from the sale exceeds the associated transaction costs.

IRA Capital Preservation Fund
--------------------------------------------------------------------------------
While not fixed at a $1.00 per share like a money market fund, the wrapper agreements are likely to cause the net asset value of the Fund to be considerably more stable than a typical high-quality fixed-income fund. A money market fund will generally have a shorter average maturity than the Fund and its yield will tend to more closely track the direction of current market rates than the yield of the Fund. Over the long-term, however, Dwight believes the Fund's mix of investments and longer average duration will offset those differences by producing higher returns than a money-market fund.

REIT Fund
--------------------------------------------------------------------------------
Heitman analyzes and selects investments that it believes will provide a relatively high and stable yield and are good prospects for future growth in dividends. Most of these companies specialize in a particular geographic region or specialize in one or two product types, such as office buildings, shopping centers, industrial complexes, and hotels.

All Funds
--------------------------------------------------------------------------------
Each Fund may invest 100% of its total assets in cash or U.S. dollar-denominated high quality short-term debt instruments, such as U.S. Government securities, for temporary defensive purposes to maintain liquidity when economic or market conditions are unfavorable for profitable investing. These types of investments typically have a lower yield than other longer-term investments and lack the capital appreciation potential of securities, like common stocks. In addition, while these investments are generally designed to limit a Fund's losses, they can prevent a Fund from achieving its investment goal.

Each Fund is actively managed, which means the Fund's manager may frequently buy and sell securities. Frequent trading increases a Fund's turnover rate and may increase transaction costs, such as brokerage commissions. Increased transaction costs could detract from a Fund's performance. In addition, the sale of Fund securities may generate capital gains which, when distributed, may be taxable to you.

RISKS AND RETURNS
--------------------------------------------------------------------------------
EQUITY SECURITIES
Shares representing ownership or the right to ownership in a corporation. Each Fund (except the Cash Reserves Fund) may invest in the following types of securities: common and preferred stocks, convertible securities, warrants and rights.

POTENTIAL RISKS
--------------------------------------------------------------------------------
Equity security prices fluctuate over time. Security prices may fall as a result of factors that relate to the company, such as management decisions or lower demand for the company's products or services.

Equity security prices may fall because of factors affecting companies in a number of industries, such as increased production costs.

Equity security prices may fall because of changes in the financial markets, such as interest rates or currency exchange rate changes.

POTENTIAL RETURNS
--------------------------------------------------------------------------------
Equity securities have generally outperformed more stable investments (such as bonds and cash equivalents) over the long term.

POLICIES TO BALANCE RISK AND RETURN
--------------------------------------------------------------------------------
Pilgrim Baxter, PFR, Analytic and Heitman focus their active management on securities selection, the area they believe their respective investment methodologies can most enhance a Fund's performance.

Pilgrim Baxter, PFR and Heitman maintain a long-term investment approach and focus on securities they believe can appreciate over an extended time frame, regardless of interim fluctuations. Analytic continuously monitors equity securities held by the Fund for developments that effect fundamental factors and sells an equity security when it believes the incremental return from the sale exceeds the associated transaction costs.

Under normal circumstances, each Fund (except the Cash Reserves Fund and the IRA Capital Preservation Fund) intends to remain fully invested, with at least 65% (or in some cases, 80%) of its assets in securities.

--------------------------------------------------------------------------------
GROWTH SECURITIES
Equity securities that Pilgrim Baxter believes have or are expected to have strong sales and earnings growth and capital appreciation potential and will grow faster than the economy as a whole.

POTENTIAL RISKS
--------------------------------------------------------------------------------
See Equity Securities.

Growth securities may be more sensitive to changes in business momentum and earnings than other securities because they typically trade at higher earnings multiples.

The growth securities in a Fund may never reach what Pilgrim Baxter believes are their full value and may even go down in price.

POTENTIAL RETURNS
--------------------------------------------------------------------------------
See Equity Securities.

Growth  securities may appreciate  faster than  non-growth  securities.

GROWTH  SECURITIES CONTINUED.

POLICIES TO BALANCE RISK AND RETURN
--------------------------------------------------------------------------------
See Equity Securities.

In managing a Fund, Pilgrim Baxter uses its own software and research models which incorporate important attributes of successful growth. A key attribute of successful growth is positive business momentum as demonstrated by earnings or revenue and sales growth, among other factors. Pilgrim Baxter's investment process is extremely focused on companies which exhibit positive business momentum.

Pilgrim Baxter considers selling a security when its anticipated appreciation is no longer probable, alternative investments offer superior appreciation prospects or the risk of a decline in its market price is too great or a deterioration in business fundamentals occurs or is expected to occur.

================================================================================
VALUE SECURITIES
Equity securities that Pilgrim Baxter and PFR believe are currently underpriced using certain financial measurements, such as their price-to-earnings ratio and earnings power.

POTENTIAL  RISKS
--------------------------------------------------------------------------------
See Equity Securities.

Value companies may have experienced adverse business developments or may be subject to special risks that have caused their securities to be out of favor.

The value securities in a Fund may never reach what Pilgrim Baxter or PFR believes are their full value and may even go down in price.

POTENTIAL RETURNS
--------------------------------------------------------------------------------
See Equity Securities.

Value securities may produce significant capital appreciation as the market recognizes their full value.

POLICIES TO BALANCE RISK AND RETURN
--------------------------------------------------------------------------------
See Equity Securities.

In managing the Clipper Focus, Focused Value, Large Cap Value, Mid-Cap Value, Small Cap Value and Strategic Small Company Funds, Pilgrim Baxter and PFR each uses its own research, computer models and measures of value.

PFR considers selling a security when its share price reaches PFR's estimate of its intrinsic value.

Pilgrim Baxter considers selling a security when it becomes overvalued relative to the market, shows deteriorating fundamentals or falls short of their respective expectations.

The other Funds do not focus specifically on Value Securities.

--------------------------------------------------------------------------------
FOREIGN EQUITY SECURITIES
Securities of foreign issuers, including ADRs, European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs"). ADRs are certificates issued by a U.S. bank that represent a bank's holdings of a stated number of shares of a foreign corporation. An ADR is bought and sold in the same manner as U.S. securities and is priced in U.S. dollars. EDRs and GDRs are also receipts that represent a stated number of shares of a foreign corporation, only they are issued by a non-U.S. bank or a foreign branch a of U.S. bank. EDRs and GDRs are generally designed for use on foreign exchanges and are typically not priced in U.S. dollars. ADRs, EDRs and GDRs each carry most of the risks of investing directly in foreign equity securities.


POTENTIAL RISKS
--------------------------------------------------------------------------------
Foreign security prices may fall due to political instability, changes in currency exchange rates, foreign economic conditions or inadequate regulatory and accounting standards.

Although ADRs, EDRs and GDRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies, they are also subject to many of the risks associated with investing directly in foreign securities.

Foreign investments, especially investments in emerging or developing markets, can be riskier and more volatile than investments in the United States. Adverse political and economic developments or changes in the value of foreign currency can make it harder for a Fund to sell its securities and could reduce the value of your shares. Differences in tax and accounting standards and difficulties in obtaining information about foreign companies can negatively affect investment decisions. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed.

The adoption of the euro as the common currency of the European Economic and Monetary Union (the "EMU") presents some uncertainties and possible risks, such as changes in relative strength and value of major world currencies, adverse tax consequences, and increased price competition among and between EMU and non-EMU countries. These uncertainties and possible risks could adversely affect the Funds.

POTENTIAL RETURNS
--------------------------------------------------------------------------------
Favorable exchange rate movements could generate gains or reduce losses. Foreign investments, which represent a major portion of the world's securities, offer attractive potential performance and opportunities for diversification.

FOREIGN EQUITY SECURITIES CONTINUED.

POLICIES TO BALANCE RISK AND RETURN
--------------------------------------------------------------------------------
In managing the Global Technology & Communications Fund, Pilgrim Baxter seeks to invest in companies with strong growth potential in those countries with the best investment opportunities.

In managing the Disciplined Equity Fund, Analytic will select foreign securities according to the same standards they apply to domestic securities.

Disciplined Equity Fund may invest up to 20% of its total assets in foreign securities. Every other Fund, except Clipper Focus, REIT and IRA Capital Preservation Funds, limits the amount of total assets it invests in securities of foreign issuers not traded in the U.S. to 15% (ADRs are not included in this limit). The Clipper Focus, REIT and IRA Capital Preservation Funds do not invest a significant portion of their assets in foreign securities.

--------------------------------------------------------------------------------
MONEY MARKET INSTRUMENTS

High quality, short-term U.S. and foreign debt instruments denominated in U.S. dollars, including bank obligations (such as CDs, time deposits, bankers' acceptances, and banknotes), commercial paper, corporate obligations (including asset-backed securities), government obligations (such as U.S. Treasury, agency or foreign government securities), short-term obligations issued by state and local governments, and repurchase agreements.

POTENTIAL RISKS
--------------------------------------------------------------------------------
Money market instrument prices fluctuate over time.

Money market instrument prices may fall as a result of factors that relate to the issuer, such as a credit rating downgrade.

Money market instrument prices may fall because of changes in the financial markets, such as interest rate changes.

POTENTIAL RETURNS
--------------------------------------------------------------------------------
Money market instruments have greater short-term liquidity, capital preservation and income potential than longer-term investments such as stocks. This will help contribute to the stability of the Fund's NAV.

POLICIES TO BALANCE RISK
AND RETURN
--------------------------------------------------------------------------------
The Cash Reserves Fund follows strict SEC rules about credit risk, maturity and diversification of its investments.

The money market instruments and other liquid short-term investments in which the IRA Capital Preservation Fund invests will be rated in one of the top two short-term ratings categories of a rating agency at the time of purchase.

The other Funds only invest in money market instruments for temporary defensive or cash management purposes.

--------------------------------------------------------------------------------
SMALL AND MEDIUM SIZED COMPANY SECURITIES

POTENTIAL RISKS
--------------------------------------------------------------------------------
Small and medium sized company securities involve greater risk and price volatility than larger, more established companies because they tend to have more limited product lines, markets and financial resources and may be dependent on a smaller management group.

POTENTIAL RETURNS
--------------------------------------------------------------------------------
Small and medium sized company securities may appreciate faster than those of larger, more established companies for many reasons. For example, small and medium sized companies tend to have younger product lines whose distribution and revenues are still maturing.

POLICIES TO BALANCE RISK AND RETURN
--------------------------------------------------------------------------------
See Equity Securities/Growth Securities/
Value Securities.

Pilgrim Baxter focuses on small and medium sized companies with strong balance sheets that it expects will exceed consensus earnings expectations.

In analyzing medium sized companies for Disciplined Equity Fund, Analytic screens for such factors as company fundamentals, liquidity and risk.

--------------------------------------------------------------------------------
TECHNOLOGY ORCOMMUNICATIONS COMPANY SECURITIES
Securities of companies that rely extensively on technology or communications in their product development or operations or are expected to benefit from technological advances and improvements.

POTENTIAL RISKS
--------------------------------------------------------------------------------
Technology or communications company securities are strongly affected by worldwide scientific and technological developments and governmental laws, regulations and policies, and, therefore, are generally more volatile than companies not dependent upon or associated with technology or communications issues.

POTENTIAL RETURNS
--------------------------------------------------------------------------------
Technology or communications company securities offer investors significant growth potential because they may be responsible for breakthrough products or technologies or may be positioned to take advantage of cutting-edge, technology-related developments.

TECHNOLOGY OR COMMUNICATIONS COMPANY SECURITIES CONTINUED.

POLICIES TO BALANCE RISK AND RETURN
--------------------------------------------------------------------------------
Although the Technology & Communications Fund and Global Technology & Communications Fund will each invest 25% or more of their total assets in one or more of the industries within the technology and communications sector, the Funds each seek to strike a balance among the industries in which they invest in an effort to lessen the impact of negative developments in the technology and communications sector. None of the other Funds concentrate their investments in the groups of industries within the technology and communications sector of the market.

--------------------------------------------------------------------------------
OVER-THE COUNTER ("OTC") SECURITIES
Securities that are not listed and traded on an organized exchange, but are bought and sold through a computer network.

POTENTIAL RISKS
--------------------------------------------------------------------------------
OTC securities are not traded as often as securities listed on an exchange. So, if a Fund were to sell an OTC security, it might have to offer the security at a discount or sell it in smaller share lots over an extended period of time.


POTENTIAL RETURNS
--------------------------------------------------------------------------------
Increases the number of potential investments for a Fund.

OTC securities may appreciate faster than exchange-traded securities because they are typically securities of younger, growing companies.

POLICIES TO BALANCE RISK AND RETURN
--------------------------------------------------------------------------------
Pilgrim Baxter, PFR and Analytic use a highly disciplined investment process that seeks to, among other things, identify quality investments that will enhance a Fund's performance.



--------------------------------------------------------------------------------
ILLIQUID SECURITIES
Securities that do not have a ready market and cannot be easily sold within seven days at approximately the price that the Fund has valued them.

POTENTIAL RISKS
--------------------------------------------------------------------------------
A Fund may have difficulty valuing these securities precisely.

A Fund may be unable to sell these securities at the time or price it desires.

POLICIES TO BALANCE RISK AND RETURN
--------------------------------------------------------------------------------
The Cash Reserves Fund may not invest more than 10% of its net assets in illiquid securities.

Every other Fund may not invest more than 15% of its net assets in illiquid securities.

POTENTIAL RETURNS
--------------------------------------------------------------------------------
Illiquid securities may offer more attractive yields or potential growth than comparable widely traded securities.

--------------------------------------------------------------------------------
DERIVATIVES
Investments such as forward foreign currency contracts, futures, over-the-counter options, options on futures, options and swaps, whose value is based on an underlying asset or economic factor.

POTENTIAL RISKS
--------------------------------------------------------------------------------
The value of derivatives are volatile.

Because of the low margin deposits required, derivatives often involve an extremely high degree of leverage. As a result, a relatively small price movement in a derivative may result in immediate and substantial loss, as well as gain, to the investor. Successful use of a derivative depends on the degree to which prices of the underlying assets correlate with price movements in the derivatives a Fund buys or sells. A Fund could be negatively affected if the change in market value of its securities fails to correlate perfectly with the values of the derivatives it purchased or sold. Thus, a use of derivatives may result in losses in excess of the amount invested.

POTENTIAL RETURNS
--------------------------------------------------------------------------------
Derivatives may be used for a variety of purposes, including:

o  To reduce transaction costs;

o  To manage cash flows;

o To maintain full market exposure, which means to adjust the characteristics of its investments to more closely approximate those of its benchmark;

o  To enhance returns; and

o To protect a Fund's investments against changes resulting from market conditions (a practice called "hedging").

POLICIES TO BALANCE RISK AND RETURN
--------------------------------------------------------------------------------
Each Fund may use derivatives selectively for hedging, to reduce transaction costs or to manage cash flows.

To the extent a Fund enters into derivatives, it will, when necessary, segregate cash or other liquid assets equal to the settlement amount with its custodian to cover the contract. When a Fund sells certain derivative contracts, it will hold at all times the instruments underlying the contracts.

--------------------------------------------------------------------------------
WRAPPERS
A wrapper agreement obligates the wrap provider and IRA Capital Preservation Fund to make certain payments to each other in exchange for an annual premium paid by the IRA Capital Preservation Fund. Payments made under the wrapper agreement are designed so that when the Fund liquidates assets covered by the wrapper agreement ("covered assets") in order to pay for shareholder redemptions, the Fund receives the purchase price plus the accrued income of the liquidated covered assets, rather than the market value of the covered assets. The terms of the wrapper agreements vary concerning when payments must actually be made between the Fund and the wrap provider. In some cases, payments may be due upon disposition of the covered assets. Other wrapper agreements only provide for settlement when the wrapper agreement terminates or the Fund sells all of the covered assets.

POTENTIAL RISKS
--------------------------------------------------------------------------------
Under a typical wrapper agreement, if a shareholder redemption requires the Fund to sell a security for more than its purchase price plus accrued income, the Fund will pay the wrap provider the difference.

The costs the Fund incurs when buying wrapper agreements will reduce its return and as a result it may not perform as well as other high-quality fixed-income funds of comparable duration.

The Fund might not be able to replace existing wrapper agreements with other suitable wrapper agreements if (1) they mature or terminate or (2) the wrap provider defaults or has its credit rating lowered. The Fund may be unable to obtain suitable wrapper agreements or may elect not to cover some or all of its assets with wrapper agreements. This could occur if wrapper agreements are not available or if the adviser believes that the terms of available wrapper agreements are unfavorable. Under these circumstances, the Fund may not be able to maintain a stable NAV.

The wrappers employed by the IRA Capital Preservation Fund will not cover the Fund's money market instruments, and therefore will not protect the stability of the Fund's NAV from price fluctuations in money market instruments.

POTENTIAL RETURNS
--------------------------------------------------------------------------------
Under a typical wrapper agreement, if a shareholder redemption requires the Fund to sell a covered asset for less than its purchase price plus accrued income, the wrap provider will pay the Fund the difference.

POLICIES TO BALANCE RISK AND RETURN
--------------------------------------------------------------------------------
Normally, the Fund expects the sum of the total value of its wrapper agreements plus the total market value of all of its covered assets to equal the purchase price plus accrued income of its covered assets, resulting in a stable NAV.

--------------------------------------------------------------------------------
REIT SECURITIES
A separately managed trust that makes investments in various real estate businesses. An equity REIT may own real estate and pass the income it receives from rents from the properties, or the capital gain it receives from selling a building, to its shareholders. A mortgage REIT specializes in lending money to building developers and passes the interest income it receives from the mortgages to shareholders. A hybrid REIT combines the characteristics of equity and mortgage REITs.

POTENTIAL RISKS
--------------------------------------------------------------------------------
The real estate industry is particularly sensitive to:

o  Economic factors, such as interest rate changes or market recessions;

o Over-building in one particular area, changes in zoning laws, or changes in neighborhood values;

o  Increases in property taxes;

o  Casualty and condemnation losses; and

o  Regulatory limitations on rents.

REITs may expose a Fund to similar risks associated with direct investment in real estate. REITs are more dependent upon specialized management skills, have limited diversification and are, therefore, generally dependent on their ability to generate cash flow to make distributions to shareholders.


POTENTIAL RETURNS
--------------------------------------------------------------------------------
Investments in REITs permit a Fund to participate in potential capital appreciation and income opportunities in various segments of the real estate sector.

POLICIES TO BALANCE RISK AND RETURN
--------------------------------------------------------------------------------
Pilgrim Baxter and each Sub-Adviser consider companies that they expect will generate good cash flow from the underlying properties, have proven management track records, and histories of increasing dividends.

--------------------------------------------------------------------------------
SPECIAL SITUATIONS
The Clipper Focus Fund may invest in special situations. A special situation arises when PFR believes the securities of a particular company will appreciate in value within a reasonable period because of unique circumstances applicable to that company. Special situations are events that could change or temporarily hamper the ongoing operations of a company, including, but not limited to:

o  Liquidations,  reorganizations,   recapitalizations,   mergers  or  temporary
   financial liquidity restraints;

o Material litigation, technological breakthroughs or temporary production or product introduction problems; or

o Natural disaster, sabotage or employee error and new management or management policies.

Special situations affect companies of all sizes and generally occur regardless of general business conditions or movements of the market as a whole.


POTENTIAL RISKS
--------------------------------------------------------------------------------
Special situations often involve much greater risk than is inherent in ordinary investment securities. In addition, the market price of companies subject to special situations may never reflect any perceived intrinsic values.

POTENTIAL RETURNS
--------------------------------------------------------------------------------
Securities of companies in special situations may experience significant capital appreciation as the market recognizes their full value.

POLICIES TO BALANCE RISK AND RETURN
--------------------------------------------------------------------------------
PFR's investment process is very research intensive, including meetings with company management, competitors and customers. PFR prepares valuation models for each company being researched and sells securities when share prices reach PFR's estimate of intrinsic value.

                                           THE INVESTMENT ADVISER & SUB-ADVISERS

[GRAPHIC OMITTED] THE INVESTMENT ADVISER

Pilgrim Baxter & Associates, Ltd., 1400 Liberty Ridge Drive, Wayne, PA 19087, is the investment adviser for each Fund. Founded in 1982, Pilgrim Baxter managed over $10.7 billion in assets as of June 30, 2002 for pension and profit-sharing plans, charitable institutions, corporations, trusts, estates and other investment companies.

As investment adviser, Pilgrim Baxter makes investment decisions for the Growth, Emerging Growth, Large Cap Growth, Select Equity, Core Growth, Limited, Large Cap 20, New Opportunities, Technology & Communications, Global Technology & Communications, Strategic Small Company, Large Cap Value, Mid-Cap Value, Small Cap Value and Focused Value Funds. Pilgrim Baxter also oversees the investment decisions made by PFR as sub-adviser for Clipper Focus Fund, by Analytic as sub-adviser for Disciplined Equity Fund, by Heitman as sub-adviser for REIT Fund, by Dwight as sub-adviser for IRA Capital Preservation Fund, and by Wellington Management as sub-adviser for the Cash Reserves Fund. The Trust's Board of Trustees supervises Pilgrim Baxter and the sub-advisers and establishes policies that Pilgrim Baxter and the sub-advisers must follow in their day-to-day investment management activities.

Prior to May 1, 2002, Pilgrim Baxter Value Investors, Inc. ("Value Investors"), a wholly owned subsidiary of Pilgrim Baxter, served as sub-adviser for Large Cap Value, Mid-Cap Value, Small Cap Value and Focused Value Funds and the value portion of the Strategic Small Company Fund. On May 1, 2002, Value Investors was merged into Pilgrim Baxter. As a result of the merger, Value Investors no longer serves as sub-adviser to these Portfolios, although the same portfolio managers continue to be responsible for the day-to-day management of these Funds.



[GRAPHIC OMITTED] THE SUB-ADVISERS

Pacific Financial Research, Inc., ("PFR") a Massachusetts corporation located at 9601 Wilshire Boulevard, Suite 800, Beverly Hills, California 90210, is sub-adviser to the Clipper Focus Fund. PFR manages and supervises the investment of Clipper Focus Fund's assets on a discretionary basis, subject to the supervision of Pilgrim Baxter. PFR, an affiliate of Pilgrim Baxter and Old Mutual (US) Holdings Inc., has provided investment management services to corporations, foundations, endowments, pension funds and other institutions as well as individuals since 1981. PFR managed approximately $11.8 billion in assets as of June 30, 2002.

Analytic Investors, Inc., a California corporation located at 700 South Flower St., Suite 2400, Los Angeles, CA 90017, is the sub-adviser for the Disciplined Equity Fund. Analytic manages and supervises the investment of the Fund's assets on a discretionary basis, subject to the supervision of Pilgrim Baxter. Analytic is an affiliate of Pilgrim Baxter and Old Mutual (US) Holdings Inc., and was founded in 1970 as one of the first independent investment counsel firms specializing in the creation and continuous management of optioned equity and optioned debt portfolios for fiduciaries and other long-term investors. Analytic serves pensions and profit-sharing plans, endowments, foundations, corporate investment portfolios, mutual savings banks and insurance companies. Analytic managed approximately $2.1 billion in assets as of June 30, 2002.

Heitman Real Estate Securities LLC (formerly named Heitman/PRA Securities Advisors LLC), a Delaware limited liability company located at 180 North LaSalle Street, Suite 3600, Chicago, Illinois, 60601, is the sub-adviser to the REIT Fund. Heitman manages and supervises the investment of the Fund's assets on a discretionary basis, subject to the supervision of Pilgrim Baxter. Heitman is wholly owned by Heitman Financial LLC, an affiliate of Pilgrim Baxter and Old Mutual (US) Holdings Inc.. Heitman has provided investment management services to corporations, foundations, endowments, pension and profit sharing plans, trusts, estates and other institutions as well as individuals since 1987. Heitman managed approximately $1.1 billion in assets as of June 30, 2002.

Dwight Asset Management Company, a Delaware corporation located 100 Bank Street, Burlington, Vermont 05401, is the sub-adviser to the IRA Capital Preservation Fund. Dwight manages and supervises the investment of the Fund's assets on a discretionary basis, subject to the supervision of Pilgrim Baxter. Dwight is an affiliate of Pilgrim Baxter and Old Mutual (US) Holdings Inc.. It has provided investment management services to corporations, pension and profit sharing plans, 401(k) and thrift plans since 1983. Dwight managed approximately $25.0 billion in assets as of June 30, 2002.

Wellington Management Company, LLP, 75 State Street, Boston, MA is the sub-adviser for the PBHG Cash Reserves Fund. Wellington Management and its predecessor organizations have provided investment advisory services to investment companies since 1928 and to investment counseling clients since 1960. As of June 30, 2002, Wellington Management held discretionary management authority with respect to more than $311.7 billion in assets.

The Funds paid the following management fees (as a percentage of average daily net assets) during the last fiscal year.


Core Growth Fund            0.85%

Emerging Growth Fund        0.85%

Growth Fund                 0.85%

Large Cap 20 Fund           0.85%

Large Cap Growth Fund       0.75%

Limited Fund                1.00%

New Opportunities Fund      1.00%

Select Equity Fund          0.85%

Clipper Focus Fund          0.96%*/**

Focused Value Fund          0.85%

Large Cap Value Fund        0.65%

Mid-Cap Value Fund          0.85%


Small Cap Value Fund        1.00%

Disciplined Equity Fund     0.26%*/**

Global Technology &
   Communications Fund      1.20%*

REIT Fund                   0.64%*/**

Strategic Small
   Company Fund             1.00%

Technology &
   Communications Fund      0.85%

IRA Capital
   Preservation Fund        0.18%*/**

Cash Reserves Fund          0.30%



*  REFLECTS A WAIVER OF FEES.

** THE  MANAGEMENT  FEE FOR  CLIPPER  FOCUS  FUND AND REIT  FUND WAS PAID TO THE
   FUND'S PREDECESSOR INVESTMENT ADVISER (NOW SUB-ADVISER) PRIOR TO DECEMBER 14, 2001. AFTER DECEMBER 14, 2001, THIS FEE WAS PAID TO PILGRIM BAXTER. THE MANAGEMENT FEE FOR DISCIPLINED EQUITY FUND AND IRA CAPITAL PRESERVATION FUND WAS PAID TO THE FUND'S PREDECESSOR INVESTMENT ADVISER (NOW SUB-ADVISER) PRIOR TO JANUARY 11, 2002. AFTER JANUARY 11, 2002, THIS FEE WAS PAID TO PILGRIM BAXTER.

Each sub-adviser is entitled to receive a fee from Pilgrim Baxter equal to a percentage of the daily net assets of each Fund it sub-advises.

THE PORTFOLIO MANAGERS

CORE GROWTH FUND

Since March, 2001, the Core Growth Fund has been managed by a team of investment professionals led by Gary L. Pilgrim, CFA. Mr. Pilgrim is President of Pilgrim Baxter and has been a growth stock manager for over 31 years.

LIMITED FUND/
EMERGING GROWTH FUND

Peter J. Niedland, CFA, has managed the Limited Fund and Emerging Growth Fund since January 1, 2003. Mr. Niedland joined Pilgrim Baxter's growth equity team in 1993. Mr. Niedland also manages the PBHG Small Cap Growth Portfolio of PBHG Insurance Series Fund.

GROWTH FUND/NEW
OPPORTUNITIES FUND

Gary L. Pilgrim, CFA, has managed the Growth Fund since its inception in 1985. He has managed the New Opportunities Fund since April, 2000. A discussion of Mr. Pilgrim's work experience is noted above.

LARGE CAP GROWTH
FUND/LARGE CAP
20 FUND/SELECT EQUITY FUND

Michael S. Sutton, CFA, has managed the Large Cap Growth and Large Cap 20 Funds since November, 1999. He has managed the Select Equity Fund since April, 2000. Effective as of October, 2001, Gregory P. Chodaczek joined Mr. Sutton as Co-Manager of Select Equity Fund. Mr. Sutton is Chief Investment Officer of Pilgrim Baxter. Mr. Sutton joined Pilgrim Baxter in October, 1999 from Loomis, Sayles & Co., where he worked for seven years as a portfolio manager of several large cap growth portfolios. Prior to that, Mr. Sutton was a large cap growth portfolio manager with Stein, Roe & Farnham. Mr. Chodaczek joined Pilgrim Baxter in 1998 as a research analyst for Pilgrim Baxter's growth equity investment team, focusing on the research of large cap growth equities. Prior to joining Pilgrim Baxter, Mr. Chodaczek was a Senior Financial Analyst for Scientific Atlanta, Inc. in Atlanta, Georgia.

CLIPPER FOCUS FUND

A team of PFR's investment professionals has primary responsibility for the day-to-day management of the Fund. For more information on the composition of the team managing the Fund, please see the SAI.

SMALL CAP VALUE FUND/
MID-CAP VALUE FUND/
FOCUSED VALUE FUND

Jerome J. Heppelmann, CFA, has managed the Small Cap Value, Mid-Cap Value, and Focused Value Funds since June, 1999. He joined Pilgrim Baxter in 1994 as a Vice President of Marketing/ Client Service and since 1997 has been a member of Pilgrim Baxter's Equity team. Prior to joining Pilgrim Baxter, Mr. Heppelmann worked in the Investment Advisory Group for SEI Investments.

LARGE CAP VALUE FUND

Raymond J. McCaffrey, CFA, has managed the Large Cap Value Fund since June, 1999. He joined Pilgrim Baxter as a portfolio manager and analyst in 1997. Prior to joining Pilgrim Baxter, Mr. McCaffrey worked for 2 years as a portfolio manager and analyst at Pitcairn Trust Company. His 12 years of investment experience also include positions at Cypress Capital Management, Independence Capital Management and Fidelity Bank.

DISCIPLINED EQUITY FUND

A team of Analytic's investment professionals has primary responsibility for the day-to-day management of the Fund. For more information on the composition of the team managing the Fund, please see the SAI.

TECHNOLOGY &
COMMUNICATIONS FUND /
GLOBAL TECHNOLOGY &
COMMUNICATIONS FUND

The Adviser's technology team, led by Gary L. Pilgrim, Michael S. Sutton, Jerome
J. Heppelmann and Raymond J. McCaffrey managed this Fund since August 19, 2002. The work experience of the team is noted above.

REIT FUND

A team of Heitman's investment professionals has primary responsibility for the day-to-day management of the Fund. For more information on the composition of the team managing the Fund, please see the SAI.

STRATEGIC SMALL
COMPANY FUND

James M. Smith, CFA, has co-managed the Fund since its inception in 1996. He manages the growth portion of the Fund. Mr. Smith joined Pilgrim Baxter in 1993 as a portfolio manager and has over 21 years of equity portfolio management experience. Mr. Heppelmann manages the value portion of the Fund. His experience is discussed under the Small Cap Value, Mid-Cap Value and Focused Value Funds. Mr. Heppelmann has co-managed the fund since June, 1999.

IRA CAPITAL
PRESERVATION FUND

A team of Dwight's investment professionals has primary responsibility for the day-to-day management of the Fund. For more information on the composition of the team managing the Fund, please see the SAI.

CASH RESERVES FUND

Timothy Smith has managed the Fund since October 22, 2002. Mr. Smith has worked closely with Mr. Keogh, the Fund's previous portfolio manager, since the Fund's inception in 1995. Mr. Smith is a Vice President and Associate of Wellington Management. Mr. Smith also is the Chairman of Wellington Management's Money Market Strategy Group. Prior to joining Wellington Management in 1992, Mr. Smith spent seven years with Fidelity Investments.

                                                                 YOUR INVESTMENT


[GRAPHIC OMITTED] PRICING FUND SHARES


Cash Reserves Fund shares are priced at 2:00 p.m. Eastern Time on each day the New York Stock Exchange is open. Cash Reserves Fund shares are not priced on days that the New York Stock Exchange is closed. The Cash Reserves Fund prices its investments at amortized cost, which approximates market value.

Each other Fund prices its investments for which market quotations are readily available at market value. Short-term investments are priced at amortized cost, which approximates market value. All other investments (including wrapper agreements) are priced at fair value as determined in good faith by PBHG Funds' Board of Trustees. If a Fund holds securities quoted in foreign currencies, it translates that price into U.S. dollars at current exchange rates. The IRA Capital Preservation Fund may use a pricing service to value some of its assets, such as debt securities or foreign securities. Because foreign markets may be open at different times than the New York Stock Exchange, the price of a Fund's shares may change on days when its shares are not available for purchase or sale.

--------------------------------------------------------------------------------
NET ASSET VALUE (NAV)

The price of a Fund's shares is based on that Fund's net asset value (NAV). A Fund's NAV equals the value of its assets, less its liabilities, divided by the number of its outstanding shares. Except for the Cash Reserves Fund, Fund shares are priced every day at the close of trading on the New York Stock Exchange (normally 4 p.m. Eastern Time). Fund shares are not priced on days that the New York Stock Exchange is closed.

[GRAPHIC OMITTED] BUYING SHARES

You may purchase shares of each Fund directly through the Fund's transfer agent. Except for the Cash Reserves Fund, the price per share you will pay to invest in a Fund is its NAV next calculated after the transfer agent or other authorized representative accepts your order. If you purchase shares of the Cash Reserves Fund by wire transfer in the form of Federal Funds, the price per share you will pay is that Fund's next calculated NAV. If you purchase shares of the Cash Reserves Fund by check or other negotiable bank draft, the price per share you will pay is that Fund's NAV as calculated on the next business day after receipt of the check or bank draft. Except for the Cash Reserves Fund, each Fund's NAV is calculated at the close of trading on the New York Stock Exchange, normally 4:00 p.m. Eastern Time, each day the exchange is open for business. Each Fund's assets are generally valued at their market price. However, if a market price is unavailable or if the assets have been affected by events occurring after the close of trading, the Fund's Board of Trustees may use another method that it believes reflects fair value. By fair valuing a security whose price may have been affected by events occurring after the close of trading in its respective market, a Fund attempts to establish a price that it might reasonably expect to receive upon its current sale of that security. These methods are designed to help ensure that the prices at which Fund shares are purchased and redeemed are fair, and do not result in dilution of shareholder interest or other harm to shareholders. The Cash Reserves Fund uses the amortized cost method to value its securities and generally calculates its NAV at 2:00 p.m. Eastern Time each day the New York Stock Exchange is open.

You may also purchase shares of each Fund through certain broker-dealers or other financial institutions that are authorized to sell you shares of the Funds. Such financial institutions may charge you a fee for this service in addition to the Fund's NAV.

--------------------------------------------------------------------------------
CONCEPTS TO UNDERSTAND

Traditional IRA: an individual retirement account. Your contributions may or may not be deductible depending on your circumstances. Assets grow tax-deferred; withdrawals and distributions are taxable in the year made.

Spousal IRA: an IRA funded by a working spouse in the name of a nonworking spouse.

Roth IRA: an IRA with non-deductible contributions, and tax-free growth of assets and distributions to pay retirement expenses, provided certain conditions are met.

Coverdell Education Savings Accounts: a savings account with non-deductible contributions, and tax-free growth of assets and distributions, if used to pay certain educational expenses.

FOR MORE COMPLETE IRA
INFORMATION, CONSULT A
PBHG SHAREHOLDER SERVICES
REPRESENTATIVE OR A
TAX ADVISER.

--------------------------------------------------------------------------------
 MINIMUM INVESTMENTS
                                               Initial           Additional
--------------------------------------------------------------------------------
 REGULAR ACCOUNTS
   New Opportunities Fund 1                    $10,000           no minimum
   Limited Fund 1                             $  5,000           no minimum
   Strategic Small Company Fund               $  5,000           no minimum
   Each Other Fund                            $  2,500           no minimum
   Uniform Gifts/Transfer to
      Minor Accounts                          $    500           no minimum
 TRADITIONAL IRAS                             $  2,000           no minimum
 ROTH IRAS                                    $  2,000           no minimum
 COVERDELL EDUCATION SAVINGS ACCOUNTS         $    500           no minimum
 SYSTEMATIC INVESTMENT                        $    500               $25
    PLANS 2 (SIP)

1 The Limited and New Opportunities Funds are currently closed to new investors.

2 Provided a SIP is established, the minimum initial investment for each Fund is $500 along with a monthly systematic investment of $25 or more.


BUYING SHARES OF IRA CAPITAL PRESERVATION FUND

The IRA Capital Preservation Fund offers its shares to investors who wish to invest in the Fund through one of the following types of individual retirement accounts:

o Plans described in Section 408 of the Internal Revenue Code (includes traditional IRAs, SEP-IRAs and SIMPLE IRAs);

o  Plans described in Section 408A of the Internal Revenue Code (ROTH-IRAs);

o Plans described in Section 530 of the Internal Revenue Code (Education IRAs); and

o  Plans maintained by sole proprietorships (KEOGH Plans).

[GRAPHIC OMITTED] SELLING SHARES

You may sell your shares at NAV any day the New York Stock Exchange is open for business. Sale orders received by the Fund's transfer agent or other authorized representatives by 4:00 p.m. Eastern time (2:00 p.m. Eastern Time for the Cash Reserves Fund) will be priced at the Fund's next calculated NAV. The Fund generally sends payment for your shares the business day after your order is accepted. Under unusual circumstances, the Fund may suspend redemptions or postpone payment for up to seven days. Also, if the Fund has not yet collected payment for the shares you are selling, it may delay paying out the proceeds on your sale until payment has been collected up to 15 days from the date of purchase. You may also sell shares of each Fund through certain broker-dealers or other financial institutions at which you maintain an account. Such financial institutions may charge you a fee for this service.


--------------------------------------------------------------------------------
LIMITATIONS ON SELLING SHARES BY PHONE

 Proceeds
 sent by                                        Minimum          Maximum
--------------------------------------------------------------------------------

 Check                                          no minimum       $50,000
                                                                 per day

 Wire*                                          no minimum       no maximum

 ACH                                            no minimum       no maximum

Please note that the banking instructions to be used for wire and ACH redemptions must be established on your account in advance of placing your sell order.

* Wire fee is $10 per Federal Reserve Wire


WRITTEN REDEMPTION ORDERS
--------------------------------------------------------------------------------
Some circumstances require written sell orders along with signature guarantees.

These include:

o  Redemptions in excess of $50,000

o  Requests to send proceeds to a different  address or payee

o Requests to send proceeds to an address that has been changed within the last 30 days

o  Requests to wire proceeds to a different bank account

A SIGNATURE GUARANTEE
helps to protect you against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. For joint accounts, each signature must be guaranteed. Please call us to ensure that your signature guarantee is authentic.

REDEMPTION/EXCHANGE FEE FOR IRA CAPITAL PRESERVATION FUND

The IRA Capital Preservation Fund will deduct a 2.00% redemption/exchange fee from the redemption or exchange proceeds of any shareholder redeeming or exchanging shares of the Fund held for less than twelve months. In determining how long shares of the Fund have been held, PBHG Funds assumes that shares held by the investor the longest period of time will be sold first.

The Fund will retain the fee for the benefit of the remaining shareholders. The Fund charges the redemption/exchange fee to help minimize the impact the redemption or exchange may have on the performance of the Fund, to facilitate Fund management and to offset certain transaction costs and other expenses the Fund incurs because of the redemption or exchange. The Fund also charges the redemption/exchange fee to discourage market timing by those shareholders initiating redemptions or exchanges to take advantage of short-term market movements.



[GRAPHIC OMITTED] GENERAL POLICIES

o  Each Fund may reject or suspend acceptance of purchase orders.

o Each Fund reserves the right to make redemptions in securities rather than in cash if the redemption amount exceeds $250,000 or 1% of the aggregate NAV of the Fund in any 90-day period.

o Payment for telephone purchases must be received by the Fund's transfer agent within seven days or you may be liable for any losses the Fund incurs as a result of the cancellation of your purchase order.

o When placing a purchase, sale, or exchange order through an authorized representative, it is the representative's responsibility to promptly transmit your order to the Fund's transfer agent so that you may receive that same day's NAV.

o SEI Trust Company, the custodian for PBHG Traditional, Roth and Coverdell Education Savings accounts, currently charges a $10 annual custodial fee to Traditional and Roth IRA accounts and a $7 annual custodial fee to Coverdell Education Savings Accounts. This fee will be automatically deducted from your account if not received by the announced due date, usually in mid-August.

o Because of the relatively high cost of maintaining smaller accounts, the Fund charges an annual fee of $12 if your account balance drops below the minimum investment amount because of redemptions. Minimum investment amounts are identified in the table on page 110. For non-retirement accounts, the Fund may, upon prior notice, close your account and send you the proceeds if your account balance remains below the minimum investment amount for over 60 days due to your redeeming or exchanging out of the Fund.

o To reduce expenses, only one copy of most financial reports and prospectuses may be mailed to households, even if more than one person in the household holds shares of a Fund. Call PBHG Funds at 1-800-433-0051 if you need additional copies of financial reports or prospectuses. If you do not want the mailing of these documents to be combined with those for other members of your house hold, contact PBHG Funds at 1-800-433-0051 or write to P.O. Box 219534, Kansas City, MO 64121. Electronic copies of most financial reports and prospectuses are available at PBHG Funds' website (www.pbhgfunds.com).

EXCHANGES BETWEEN FUNDS

You may exchange some or all PBHG Class Shares of a Fund for PBHG Class Shares of any other PBHG Fund that has PBHG Class Shares. PBHG Class Shares of a Fund may not be exchanged for Advisor Class Shares. Please note, however, that exchanges into the Limited Fund may be made only by investors who are current shareholders of that Fund, as it is currently closed to new investors. Exchanges into the New Opportunities Fund may be made only by persons who were shareholders on or before November 12, 1999, the day this Fund closed to new investors. Simply mail, telephone, or use the Fund's internet website to provide your exchange instructions to the transfer agent. Except for the 2% redemption/exchange fee discussed above for the IRA Capital Preservation Fund, there is currently no fee for exchanges; however, a Fund may change or terminate this privilege on 60 days' notice. Please note that exchanges into the PBHG Cash Reserves Fund from another PBHG Fund may be made only four (4) times a year.

TO OPEN AN ACCOUNT
     IN WRITING
 Complete the application.

 Mail your completed application
 and a check to:
 PBHG Funds
 P.O. Box 219534
 Kansas City, Missouri  64121-9534

     BY TELEPHONE
 Call us at 1-800-433-0051 to receive an account application and receive an account number.

 WIRE  Have your bank send your investment to:
 o United Missouri Bank of Kansas City, N.A.
 o ABA # 10-10-00695
 o Account # 98705-23469
 o Fund name
 o Your name
 o Your Social Security or tax ID number
 o Your account number

 Return the account application.

     BY AUTOMATED CLEARING HOUSE (ACH)
 Currently you may not open an account through ACH


     VIA THE INTERNET
o Visit the PBHG Funds website at http://www.pbhgfunds.com.
o Enter the "Open An Account" screen and follow the instructions.



TO ADD TO AN ACCOUNT

Fill out an investment slip:

Mail the slip and the check to:
PBHG Funds
P.O. Box 219534
Kansas City, Missouri  64121-9534



WIRE  Have your bank send your investment to:
o United Missouri Bank of Kansas  City, N.A.
o ABA # 10-10-00695
o Account # 98705-23469
o Fund name
o Your name
o Your Social Security or tax ID number
o Your account number





o Complete the bank information section on the account application.
o Attach a voided check or deposit slip to the account application.
o The maximum purchase allowed through ACH is $100,000 and this option must be established on your account 15 days prior to initiating a transaction.



o Complete the bank information section on the account application.
o Enter the "My Account" section of the website and follow the instructions for purchasing shares.

TO SELL SHARES
     BY MAIL

 Write a letter of instruction that includes:
o your name(s) and signature(s)
o your account number
o the Fund name
o the dollar amount your wish to sell
o how and where to send the proceeds

 If required, obtain a signature guarantee (see "Selling Shares")

 Mail your request to:
 PBHG Funds
 P.O. Box 219534
 Kansas City, Missouri  64121-9534


     SYSTEMATIC WITHDRAW PLAN

 Permits you to have payments of $50 or more mailed or automatically transferred from your Fund accounts to your designated checking or savings account.

 o Complete the applicable section on the account application.

 Note:  You must maintain a minimum account balance of $5,000 or more.


     CHECK WRITING

 Check Writing is offered to shareholders of the Cash Reserves Fund.If you have an account balance of $5,000 or more, you may establish this option on your account. You may redeem shares by writing checks on your account for $250 or more. To establish Check Writing on your account, call 1-800-433-0051 and request a Signature Card.


     BY TELEPHONE

Sales orders may be placed by telephone provided this option was selected on your account application. Please call 1-800-433-0051.

Note: sales from IRA accounts may not be made by telephone and must be made in writing.

     ACH

o Complete the bank information section on the account application.

o Attach a voided check or deposit slip to the account application.

Note: sale proceeds sent via ACH will not be posted to your bank account until the second business day following the transaction.


     WIRE

Sale proceeds may be wired at your request. Be sure PBHG Funds has your wire instructions on file.

There is a $10 charge for each wire sent by the Fund.


     VIA THE INTERNET

o Enter the "My Account" section of the website and follow the instructions for redeeming shares.

[GRAPHIC OMITTED] DISTRIBUTION AND TAXES

Except for REIT Fund and Cash Reserves Fund, each Fund pays shareholders dividends from its net investment income and distributions from its net realized capital gains at least once a year, if available. REIT Fund pays shareholders dividends from its net investment income and distributions from its net realized capital gains at least once a year, if available. REIT Fund pays shareholders dividends from its net investment income quarterly and distributions from its net realized capital gains once a year, if available. Cash Reserves Fund pays shareholders dividends from its net investment income monthly. Dividends and distributions will be reinvested in your Fund account unless you instruct the Fund otherwise. There are no fees on reinvestments. Alternatively, you may elect to receive your dividends and distributions in cash in the form of a check, wire, or ACH.

To maintain a stable NAV, the IRA Capital Preservation Fund may have to declare and pay dividends in amounts that are not equal to the amount of net investment income it actually earns. This may cause the Fund to take some or all of the following actions:

o If the Fund distributes more money than it actually earned through its investments, it may have to make a distribution that may be considered a return of capital;

o If the income the Fund receives exceeds the amount of dividends distributed, the Fund may have to distribute that excess income to shareholders and declare a reverse split of its shares.

o The Fund may split its shares when it distributes its net capital gains. Share splits or reverse share splits will cause the number of shares owned by shareholders to increase or decrease while allowing the NAV of the Fund to remain stable.

Unless your investment is in an IRA or other tax-exempt account, your dividends and distributions will be taxable whether you receive them in cash or reinvest them. Dividends (including short-term capital gains distributions) are taxed at the ordinary income rate. Distributions of long-term capital gains are taxable at the long-term capital gains rate, regardless of how long you have been in the Fund. Long-term capital gains tax rates are described in the table below.

A sale or exchange of a Fund may also generate a tax liability unless your account is tax-exempt. There are two types of tax liabilities you may incur from a sale or exchange: (1) Short-term capital gains will apply if you sell or exchange a Fund up to 12 months after buying it; (2) Long-term capital gains will apply to Funds sold or exchanged after 12 months. The table below describes the tax rates for each.


TAXES ON TRANSACTIONS

The tax status of your distributions for each calendar year will be detailed in your annual tax statement from the Fund. Because everyone's tax situation is unique, always consult your tax professional about federal, state, and local tax consequences.

TAXABILITY OF DISTRIBUTIONS

 Type of                  Tax rate for                  Tax rate for brackets
 Distribution             15% bracket and lower         higher than 15%
-----------------------------------------------------------------------------

 Dividends                Ordinary income rate          Ordinary income rate
 Short-term
   Capital Gains          Ordinary income rate          Ordinary income rate
 Long-term
   Capital Gains          10%                           20%


DISTRIBUTION ARRANGEMENTS
PBHG Funds(R) has PBHG Class Shares and Advisor Class Shares. PBHG Funds(R) does not currently offer any other classes of shares. The exchange privilege for PBHG Class and Advisor Class Shares is discussed in the section, Exchanges Between Funds. Aside from the differences attributable to their exchange privileges, both Classes have the same rights and privileges. In addition, both Classes bear the same fees and expenses except that Advisor Class Shares bear a service fee.

[GRAPHIC OMITTED] FINANCIAL HIGHLIGHTS

A Fund's financial highlights help you understand its recent financial performance. The total returns represent the rate that you would have earned or lost on an investment in the Fund, assuming you reinvested all Fund distributions. PricewaterhouseCoopers LLP has audited the information contained in these financial highlights. Its report and the Fund's financial statements are included in the Fund's Annual Report to Shareholders, which is available, free of charge, upon request.

The Clipper Focus, Disciplined Equity, REIT and IRA Capital Preservation Funds acquired the assets of its predecessor Fund, as noted under Fund



FOR A SHARE OUTSTANDING THROUGHOUT EACH FISCAL YEAR OR PERIOD ENDED MARCH 31:

                                         `           `




                  Net              Realized and                                  Net
                 Asset      Net     Unrealized   Distributions  Distributions   Asset
                 Value  Investment   Gains or      from Net        from         Value
               Beginning  Income     (Losses)     Investment      Capital       End
               of Period  (Loss)   on Securities    Income         Gains     of Period
------------------------------------------------------------------------------------------
---------------------
PBHG CORE GROWTH FUND
---------------------
  PBHG CLASS
  2002 1        $10.70      $(0.13)   $(0.42)         --             --       $10.15
  2001 1         30.25       (0.17)   (16.62)         --         $(2.76)       10.70
  2000 1         14.06       (0.20)    16.39          --             --        30.25
  1999 1         13.53       (0.14)     0.67          --             --        14.06
  1998           10.34       (0.33)     3.52          --             --        13.53

-------------------------
PBHG EMERGING GROWTH FUND
-------------------------
  PBHG CLASS
  2002 1        $15.96      $(0.17)   $(1.56)         --             --       $14.23
  2001 1         40.00       (0.10)   (21.81)         --         $(2.13)       15.96
  2000 1         20.61       (0.21)    20.76          --          (1.16)       40.00
  1999 1         25.83       (0.18)    (4.96)         --          (0.08)       20.61
  1998           19.26       (0.24)     6.81          --             --        25.83

----------------
PBHG GROWTH FUND
----------------
  PBHG CLASS
  2002 1        $21.74      $(0.20)   $(2.60)         --             --       $18.94
  2001 1         58.73       (0.20)   (30.53)         --         $(6.26)       21.74
  2000 1         24.51       (0.33)    36.14          --          (1.59)       58.73
  1999 1         28.23       (0.24)    (3.48)         --             --        24.51
  1998           21.06       (0.26)     7.43          --             --        28.23


Summaries, in a tax-free exchange by issuing new shares. This transaction was effective as of the close of business on December 14, 2001 for the Clipper Focus and REIT Funds and effective as of the close of business on January 11, 2002 for the Disciplined Equity and IRA Capital Preservation Funds. None of the Funds had any assets prior to the acquisition. Consequently, the information presented for each Fund prior to the acquisition date represents the financial history of its corresponding predecessor fund.


                                                                                           Ratio
                                                                                           of Net
                                                                              Ratio      Investment
                                                     Ratio       Ratio     of Expenses  Income (Loss)
                                                  of Expenses    of Net     to Average   to Average
                               Net                 to Average  Investment   Net Assets   Net Assets
                             Assets      Ratio      Net Assets   Income     (Excluding   (Excluding
                               End    of Expenses  (Including    (Loss)      Waivers)     Waivers)     Portfolio
                  Total    of Period   to Average    Expense   to Average  and Expense   and Expense   Turnover
                 Return      (000)    Net Assets    Reduction) Net Assets   Reduction)    Reduction)     Rate
-----------------------------------------------------------------------------------------------------------------
----------------
PBHG CORE GROWTH
----------------
  PBHG CLASS
  2002 1        (5.14)%     $53,514      1.49%       1.47%       (1.17)%       1.49%        (1.19)      226.55%
  2001 1       (59.85)%      63,359      1.31%       1.31%       (0.73)%       1.31%        (0.73)%     133.31%
  2000 1        115.15%     166,099      1.33%       1.33%       (1.02)%       1.33%        (1.02)%     312.32%
  1999 1          3.92%      86,485      1.45%       1.45%       (1.16)%       1.45%        (1.16)%     120.93%
  1998           30.85%     165,510      1.35%       1.35%       (1.07)%       1.35%        (1.07)%      72.78%

-------------------------
PBHG EMERGING GROWTH FUND
-------------------------
  PBHG CLASS
  2002 1       (10.84)%    $408,161      1.39%       1.38%       (1.06)%       1.39%        (1.07)%     150.95%
  2001 1       (56.95)%     538,294      1.26%       1.26%       (0.33)%       1.26%        (0.33)%      89.91%
  2000 1        101.33%   1,336,938      1.24%       1.24%       (0.76)%       1.24%        (0.76)%     141.81%
  1999 1       (19.91)%     736,008      1.34%       1.34%       (0.80)%       1.34%        (0.80)%     101.53%
  1998           34.11%   1,404,157      1.27%       1.27%       (0.80)%       1.27%        (0.80)%      95.21%

----------------
PBHG GROWTH FUND
----------------
  PBHG CLASS
  2002 1       (12.88)%   $1,925,422     1.33%       1.32%       (0.95)%       1.33%        (0.96)%     170.67%
  2001 1       (56.57)%    2,883,036     1.25%       1.25%       (0.46)%       1.25%        (0.46)%     104.48%
  2000 1        148.57%    6,465,234     1.23%       1.23%       (0.90)%       1.23%        (0.90)%     107.73%
  1999 1       (13.18)%    3,228,740     1.32%       1.32%       (0.99)%       1.32%        (0.99)%      80.51%
  1998           34.05%    5,338,380     1.26%       1.26%       (0.74)%       1.26%        (0.74)%      94.21%




                  Net              Realized and                                  Net
                 Asset      Net     Unrealized   Distributions  Distributions   Asset
                 Value  Investment   Gains or      from Net        from         Value
               Beginning  Income     (Losses)     Investment      Capital       End
               of Period  (Loss)   on Securities    Income         Gains     of Period
------------------------------------------------------------------------------------------
----------------------
PBHG LARGE CAP 20 FUND
----------------------
  PBHG CLASS
  2002 1       $17.81    $(0.11)     $(2.55)          --             --        $15.15
  2001 1        44.34     (0.12)     (22.04)          --         $(4.37)        17.81
  2000 1        24.10     (0.25)      26.26           --          (5.77)        44.34
  1999 1        15.98     (0.12)       8.46           --          (0.22)        24.10
  1998           9.25     (0.07)       6.80           --             --         15.98

--------------------------
PBHG LARGE CAP GROWTH FUND
--------------------------

  PBHG CLASS
  2002 1       $22.90    $(0.14)     $(3.09)          --             --        $19.67
  2001 1        38.37     (0.05)     (13.48)          --         $(1.94)        22.90
  2000 1        24.57     (0.23)      21.32           --          (7.29)        38.37
  1999 1        22.69     (0.16)       3.53           --          (1.49)        24.57
  1998          14.26     (0.19)       8.82           --          (0.20)        22.69

-----------------
PBHG LIMITED FUND
-----------------

  PBHG CLASS
  2002 1        $9.42    $(0.10)      $0.22           --       $  (0.14)        $9.40
  2001 1        23.11     (0.08)      (8.17)          --          (5.44)         9.42
  2000 1        11.95     (0.12)      15.20           --          (3.92)        23.11
  1999 1        14.08     (0.10)      (1.45)          --          (0.58)        11.95
  1998           9.05     (0.10)       5.53           --          (0.40)        14.08

---------------------------
PBHG NEW OPPORTUNITIES FUND
---------------------------

  PBHG CLASS
  2002 1       $27.77    $(0.30)     $(1.36)          --           --          $26.11
  2001 1        98.19     (0.48)     (43.78)          --      $(26.16)          27.77
  2000 1        16.47     (0.71)      85.60           --        (3.17)          98.19
  1999 2        13.52     (0.01)       2.96           --           --           16.47

-----------------------
PBHG SELECT EQUITY FUND
-----------------------

  PBHG CLASS
  2002 1       $26.58    $(0.25)     $(3.59)          --           --          $22.74
  2001 1        77.81     (0.24)     (48.55)          --       $(2.44)          26.58
  2000 1        25.93     (0.34)      58.71           --        (6.49)          77.81
  1999 1        24.15     (0.21)       1.99           --           --           25.93
  1998          15.91     (0.44)       8.68           --           --           24.15

-----------------------
PBHG CLIPPER FOCUS FUND
-----------------------

(PREDECESSOR -- CLIPPER FOCUS PORTFOLIO -- INSTITUTIONAL CLASS)

  PBHG CLASS
  2002 3       $15.92     $0.20       $2.34        $(0.14)    $ (1.92)         $16.40
  2001 4        10.87      0.21        5.49         (0.21)      (0.44)          15.92
  2000 4        12.19      0.16       (1.18)        (0.16)      (0.14)          10.87
  1999 4,5      10.00      0.05        2.18         (0.04)         --**         12.19


                                                                                             Ratio
                                                                                             of Net
                                                                                Ratio      Investment
                                                     Ratio        Ratio      of Expenses  Income (Loss)
                                                  of Expenses    of Net       to Average   to Average
                               Net                 to Average   Investment    Net Assets   Net Assets
                             Assets      Ratio      Net Assets    Income      (Excluding   (Excluding
                               End    of Expenses  (Including     (Loss)        Waivers     Waivers)    Portfolio
                  Total    of Period   to Average    Expense     to Average   and Expense  and Expense   Turnover
                 Return      (000)    Net Assets    Reduction)   Net Assets   Reduction)    Reduction)     Rate
-----------------------------------------------------------------------------------------------------------------
----------------------
PBHG LARGE CAP 20 FUND
----------------------
  PBHG CLASS
  2002 1       (14.94)%       $333,115       1.36%       1.35%      (0.66)%      1.36%       (0.67)%    152.53%
  2001 1       (53.84)%        501,921       1.23%       1.23%      (0.34)%      1.23%       (0.34)%    142.46%
  2000 1       117.88%       1,083,460       1.23%       1.23%      (0.82)%      1.23%       (0.82)%    147.35%
  1999 1        52.52%         603,077       1.27%       1.27%      (0.64)%      1.27%       (0.64)%     76.41%
  1998          72.76%         192,631       1.41%       1.41%      (0.79)%      1.41%       (0.79)%     98.27%

--------------------------
PBHG LARGE CAP GROWTH FUND
--------------------------

  PBHG CLASS
  2002 1       (14.10)%       $258,297       1.26%       1.25%      (0.62)%      1.26%       (0.63)%    148.93%
  2001 1       (36.55)%        327,689       1.18%       1.18%      (0.14)%      1.18%       (0.14)%    146.18%
  2000 1        98.60%         256,965       1.17%       1.17%      (0.79)%      1.17%       (0.79)%    184.36%
  1999 1        15.90%         144,089       1.25%       1.25%      (0.71)%      1.25%       (0.71)%     46.16%
  1998          60.80%         145,662       1.22%       1.22%      (0.79)%      1.22%       (0.79)%     46.56%

-----------------
PBHG LIMITED FUND
-----------------

  PBHG CLASS
  2002 1         1.17%         $74,076       1.41%       1.40%      (1.04)%      1.41%       (1.05)%    156.08%
  2001 1       (42.99)%         77,505       1.33%       1.33%      (0.48)%      1.33%       (0.48)%     85.07%
  2000 1       137.27%         155,130       1.32%       1.32%      (0.76)%      1.32%       (0.76)%    107.78%
  1999 1       (11.01)%        108,011       1.40%       1.40%      (0.81)%      1.40%       (0.81)%    111.07%
  1998          60.78%         178,168       1.40%       1.40%      (0.72)%      1.40%       (0.72)%     81.36%

---------------------------
PBHG NEW OPPORTUNITIES FUND
---------------------------

  PBHG CLASS
  2002 1        (5.98)%        $47,813       1.44%       1.43%      (1.13)%      1.44%       (1.14)%    295.41%
  2001 1       (54.38)%         65,357       1.34%       1.34%      (0.76)%      1.34%       (0.76)%    267.34%
  2000 1       529.94%         355,600       1.34%       1.34%      (1.15)%      1.34%       (1.15)%    668.31%
  1999 2        21.82%+         16,742       1.50%*      1.50%*     (0.80)%*     1.59%*      (0.89)%*   109.43%+

-----------------------
PBHG SELECT EQUITY FUND
-----------------------

  PBHG CLASS
  2002 1       (14.45)%       $413,134       1.38%       1.37%      (0.94)%      1.38%       (0.95)%    301.58%
  2001 1       (64.23)%        662,551       1.26%       1.26%      (0.43)%      1.26%       (0.43)%    157.72%
  2000 1       240.82%       1,691,298       1.18%       1.18%      (0.68)%      1.18%       (0.68)%    200.56%
  1999 1         7.37%         235,904       1.34%       1.34%      (0.90)%      1.34%       (0.90)%     56.59%
  1998          51.79 %        336,076       1.35%       1.35%      (1.15)%      1.35%       (1.15)%     72.16%

-----------------------
PBHG CLIPPER FOCUS FUND
-----------------------

(PREDECESSOR -- CLIPPER FOCUS PORTFOLIO -- INSTITUTIONAL CLASS)

  PBHG CLASS
  2002 3        17.48%+       $621,735       1.40%*      1.40%*      1.26%*      1.44%*       1.23%*     39.02%+
  2001 4        53.22%         272,069       1.40%       1.40%       1.41%       1.41%        1.40%     111.00%
  2000 4        (8.39)%         84,226       1.40%       1.40%       1.47%       1.47%        1.40%      54.00%
  1999 4,5      22.33%+         64,135       1.40%*      1.40%*      1.05%*      2.08%*       0.37%*     22.00%+




                  Net              Realized and                                  Net
                 Asset      Net     Unrealized   Distributions  Distributions   Asset
                 Value  Investment   Gains or      from Net        from         Value
               Beginning  Income     (Losses)     Investment      Capital       End
               of Period  (Loss)   on Securities    Income         Gains     of Period
------------------------------------------------------------------------------------------

-----------------------
PBHG FOCUSED VALUE FUND
-----------------------

  PBHG CLASS
  2002 1       $17.41    $(0.04)    $(1.03)        $(0.06)      $ (0.08)       $16.20
  2001 1        18.51      0.07      (0.74)            --         (0.43)        17.41
  2000 1        10.46     (0.01)      8.93             --         (0.87)        18.51
  1999 2        10.32        --       0.14             --            --         10.46

-------------------------
PBHG LARGE CAP VALUE FUND
-------------------------

  PBHG CLASS
  2002 1       $13.90     $0.03     $(0.57)        $(0.02)           --        $13.34
  2001 1        11.97      0.21       2.21          (0.08)       $(0.41)        13.90
  2000          13.85      0.12       1.78          (0.08)        (3.70)        11.97
  1999          13.01      0.08       2.45          (0.10)        (1.59)        13.85
  1998          10.11      0.02       3.84          (0.06)        (0.90)        13.01

-----------------------
PBHG MID-CAP VALUE FUND
-----------------------

  PBHG CLASS
  2002 1       $14.44    $(0.02)     $1.32             --            --        $15.74
  2001 1        13.82      0.09       1.20         $(0.03)       $(0.64)        14.44
  2000 1        15.09     (0.02)      5.03             --         (6.28)        13.82
  1999          15.30        --       0.92             --         (1.13)        15.09
  1998 6        10.00     (0.01)      6.00             --         (0.69)        15.30

-------------------------
PBHG SMALL CAP VALUE FUND
-------------------------

  PBHG CLASS
  2002 1       $18.48    $(0.14)     $2.31             --            --        $20.65
  2001 1        18.75     (0.02)      0.58             --        $(0.83)        18.48
  2000 1        11.38     (0.08)      7.45             --            --         18.75
  1999 1        15.38     (0.09)     (3.06)            --         (0.85)        11.38
  1998 6        10.00     (0.03)      6.15             --         (0.74)        15.38

----------------------------
PBHG DISCIPLINED EQUITY FUND
----------------------------

(PREDECESSOR -- ANALYTIC ENHANCED EQUITY FUND)
  2002 8       $10.33     $0.02      $0.07             --**          --        $10.42
  2001 9        11.09      0.07      (0.76)        $(0.07)           --         10.33
  2000 9        12.31      0.06      (1.20)         (0.06)       $(0.02)        11.09
  1999 9        10.90      0.10       2.06          (0.10)        (0.65)        12.31
  1998 9         8.43      0.06       3.07          (0.07)        (0.59)        10.90
  1997 9         7.43      0.09       2.12          (0.10)        (1.11)         8.43

--------------------------------------------------------------------------------------------
PBHG GLOBAL TECHNOLOGY & COMMUNICATIONS FUND
--------------------------------------------------------------------------------------------

  PBHG CLASS
  2002 1        $4.95    $(0.08)    $(1.07)            --            --         $3.80
  2001 1,10     10.00     (0.12)     (4.93)            --            --          4.95

                                                                                             Ratio
                                                                                             of Net
                                                                              Ratio        Investment
                                                     Ratio        Ratio     of Expenses   Income (Loss)
                                                  of Expenses    of Net      to Average    to Average
                               Net                 to Average   Investment   Net Assets    Net Assets
                             Assets      Ratio      Net Assets    Income      (Excluding    (Excluding
                               End    of Expenses  (Including     (Loss)        Waivers     Waivers)    Portfolio
                  Total    of Period   to Average    Expense     to Average   and Expense  and Expense   Turnover
                 Return      (000)    Net Assets    Reduction)   Net Assets   Reduction)    Reduction)    Rate
-----------------------------------------------------------------------------------------------------------------

-----------------------
PBHG FOCUSED VALUE FUND
-----------------------

  PBHG CLASS
  2002 1        (6.18)%     $34,675      1.37%        1.36%       (0.24)%        1.37%      (0.25)%      433.98%
  2001 1        (3.59)%      58,724      1.34%        1.34%        0.37%         1.34%       0.37%       404.36%
  2000 1        89.17%       22,556      1.50%        1.50%       (0.10)%        1.55%      (0.15)%      853.36%
  1999 2         1.36%+       3,658      1.50%*       1.50%*       0.09%*        2.67%*     (1.08)%*     173.09%+

-------------------------
PBHG LARGE CAP VALUE FUND
-------------------------

  PBHG CLASS
  2002 1        (3.86)%    $524,236      1.14%        1.13%        0.24%         1.14%       0.24%       947.66%
  2001 1        20.42%      425,414      1.16%        1.16%        0.91%         1.16%       0.91%      1184.89%
  2000          14.25%       32,922      1.11%        1.11%        0.71%         1.11%       0.71%      1018.03%
  1999          20.29%       44,922      1.01%        1.01%        0.59%         1.01%       0.59%       568.20%
  1998          39.47%       76,476      1.17%        1.17%        0.98%         1.17%       0.98%       403.59%

-----------------------
PBHG MID-CAP VALUE FUND
-----------------------

  PBHG CLASS
  2002 1         9.00%     $464,987      1.32%        1.31%       (0.15)%        1.32%      (0.15)%      236.85%
  2001 1         9.43%      231,117      1.35%        1.35%        0.40%         1.35%       0.40%       248.10%
  2000 1        42.21%       60,690      1.44%        1.44%       (0.15)%        1.44%      (0.15)%      742.57%
  1999           8.35%       56,981      1.33%        1.33%        0.01%         1.33%       0.01%       732.73%
  1998 6        61.06%+      54,173      1.47%*       1.47%*      (0.17)%*       1.47%*     (0.17)%*     399.96%+

-------------------------
PBHG SMALL CAP VALUE FUND
-------------------------

  PBHG CLASS
  2002 1        11.74%     $290,007      1.48%        1.48%       (0.72)%        1.48%      (0.72)%      144.85%
  2001 1         2.99%      251,994      1.49%        1.49%       (0.09)%        1.49%      (0.09)%      177.69%
  2000 1        64.76%       92,634      1.50%        1.50%       (0.56)%        1.58%      (0.64)%      352.85%
  1999 1       (20.93)%      69,787      1.48%        1.48%       (0.71)%        1.48%      (0.71)%      273.87%
  1998 6        62.27%+     125,834      1.49%*       1.49%*      (0.52)%*       1.49%*     (0.52)%*     263.04%+

----------------------------
PBHG DISCIPLINED EQUITY FUND
----------------------------

(PREDECESSOR -- ANALYTIC ENHANCED EQUITY FUND)
  2002 8         0.89%+    $101,615      0.99%*       0.99%*        0.63%*       1.33%*      0.29%*       65.99%+
  2001 9        (6.22)%      95,031      0.99%        0.99%         0.64%        1.09%       0.54%       229.00%
  2000 9        (9.33)%     118,545      0.97%        0.97%         0.53%        0.97%       0.53%       270.00%
  1999 9        20.06%      145,185      0.99%        0.99%         1.08%        1.11%       0.96%       261.00%
  1998 9        37.82%       33,889      1.26%        1.26%         0.78%        2.25%      (0.21)%      297.00%
  1997 9        29.86%        7,331      1.00%        1.00%         1.17%        2.24%      (0.07)%      189.00%

--------------------------------------------
PBHG GLOBAL TECHNOLOGY & COMMUNICATIONS FUND
--------------------------------------------

  PBHG CLASS
  2002 1       (23.23)%     $35,646      2.30%        2.15%        (1.75)%       2.60%      (2.20)%      192.61%
  2001 1,10    (50.50)%+     49,909      2.15%*       2.15%*       (1.57)%*      2.15%*     (1.57)%*     314.47%+

                                                                       122 & 123

FINANCIAL HIGHLIGHTS (CONCLUDED)



            Net                             Realized and
           Asset        Net                  Unrealized   Distributions   Distributions
           Value    Investment                Gains or       from Net         from        Return
         Beginning    Income   Redemption     (Losses)      Investment       Capital        of       Reverse
         of Period    (Loss)      Fees     on Securities      Income          Gains       Capital   Stock Split
-----------------------------------------------------------------------------------------------------------------
--------------
PBHG REIT FUND
--------------
(PREDECESSOR -- HEITMAN REAL ESTATE PORTFOLIO -- INSTITUTIONAL CLASS)
  PBHG CLASS
  2002 11  $8.78      $0.09        --          $0.80        $(0.09)           --             --          --
  2001 9    9.56       0.47        --           0.46         (0.45)       $(1.21)        $(0.05) 12      --
  2000 9    8.04       0.36        --           1.60         (0.36)           --          (0.08) 12      --
  1999 9    8.62       0.43        --          (0.54)        (0.47)           --             --          --
  1998 9   10.49       0.32        --          (1.88)        (0.31)           --             --          --
  1997 9   10.96       0.40        --           1.82         (0.45)        (2.24)            --          --

---------------------------------
PBHG STRATEGIC SMALL COMPANY FUND
---------------------------------

  PBHG CLASS
  2002 1  $12.08     $(0.13)       --          $1.42            --            --             --          --
  2001 1   19.34      (0.11)       --          (4.55)           --        $(2.60)            --          --
  2000 1   10.54      (0.13)       --          10.18            --         (1.25)            --          --
  1999 1   12.89      (0.11)       --          (1.78)           --         (0.46)            --          --
  1998      8.86      (0.11)       --           5.01            --         (0.87)            --          --

-------------------------------------
PBHG TECHNOLOGY & COMMUNICATIONS FUND
-------------------------------------

  PBHG CLASS
  2002 1  $19.70     $(0.21)       --         $(4.70)           --            --             --          --
  2001 1   85.02      (0.46)       --         (59.61)           --        $(5.25)            --          --
  2000 1   27.59      (0.54)       --          62.84            --         (4.87)            --          --
  1999 1   19.27      (0.19)       --           8.80            --         (0.29)            --          --
  1998     14.63      (0.23)       --           5.72            --         (0.85)            --          --

----------------------------------
PBHG IRA CAPITAL PRESERVATION FUND
----------------------------------

(PREDECESSOR -- IRA CAPITAL PRESERVATION PORTFOLIO)
  PBHG CLASS
  2002 13 $10.00      $0.20        --**           --        $(0.20)       $(0.04)            --       $0.04 15
  2001 7   10.00       0.61     $0.01             --         (0.62)           --             --          --
  2000 7   10.00       0.65      0.01             --         (0.66)           --             --          --
  1999 7, 1410.00      0.11        --             --         (0.11)           --             --          --

-----------------------
PBHG CASH RESERVES FUND
-----------------------

  PBHG CLASS
  2002     $1.00      $0.03        --             --        $(0.03)           --             --          --
  2001      1.00       0.06        --             --         (0.06)           --             --          --
  2000      1.00       0.05        --             --         (0.05)           --             --          --
  1999      1.00       0.05        --             --         (0.05)           --             --          --
  1998      1.00       0.05        --             --         (0.05)           --             --          --


 * Annualized
** Amount is less than $0.01 per share.
 + Total return and portfolio turnover have not been annualized.
 1 Per share calculations were performed using average shares for the period.
 2 The PBHG New Opportunities Fund and the PBHG Focused Value Fund commenced operations on February 12, 1999.
 3 On December 14, 2001, the PBHG Clipper Focus Fund acquired the assets of the
   Clipper Focus Portfolio. The operations of the PBHG Clipper Focus Fund prior to the acquisition were those of the predecessor fund, the Clipper Focus Portfolio. The Clipper Focus Portfolio was a series of the UAM Funds Trust.
 4 For the year or period ended April 30.
 5 The PBHG Clipper Focus Fund commenced operations on September 10, 1998.
 6 The PBHG Mid-Cap Value Fund and the PBHG Small Cap Value Fund commenced operations on April 30, 1997.
 7 For the year or period ended October 31.
 8 On January 11, 2002, the PBHG Disciplined Equity Fund acquired the assets of the Analytic Enhanced Equity Fund. The operations of the PBHG Disciplined Equity Fund prior to the acquisition were those of the predecessor fund, the Analytic Enhanced Equity Fund. The Enhanced Equity Fund was a series of the UAM Funds, Inc. II.
 9 For the year ended December 31.
10 The PBHG Global Technology & Communications Fund commenced operations on May
   31, 2000.

                                                                                  Ratio         Ratio of
                                                      Ratio of      Ratio      of Expenses   Net Investment
                                                      Expenses      of Net     to Average     Income (Loss)
              Net                Net                  to Average   Investment   Net Assets      to Average
             Asset             Assets       Ratio     Net Assets    Income     (Excluding      Net Assets
             Value               End     of Expenses  (Including    (Loss)       Waivers   (Excluding Waivers    Portfolio
              End      Total  of Period   to Average    Expense   to Average   and Expense     and Expense        Turnover
           of Period  Return    (000)    Net Assets    Reduction)  Net Assets   Reduction)      Reduction)         Rate
----------------------------------------------------------------------------------------------------------------------------
--------------
PBHG REIT FUND
--------------
(PREDECESSOR -- HEITMAN REAL ESTATE PORTFOLIO -- INSTITUTIONAL CLASS)
  PBHG CLASS
  2002 11    $9.58    10.11%+  $76,679       1.36%*       1.36%*      4.20%*       1.47%*           4.09%*         25.08%+
  2001 9      8.78    10.41%    61,378       1.14%        1.14%       4.57%        1.14%            4.57%         139.00%
  2000 9      9.56    24.90%    75,013       1.36%        1.36%       4.14%        1.36%            4.14%          76.00%
  1999 9      8.04    (1.16)%   65,767       1.25%        1.25%       5.12%        1.25%            5.12%          49.00%
  1998 9      8.62   (15.12)%   79,717       1.22%        1.22%       3.14%        1.22%            3.14%          80.00%
  1997 9     10.49    21.12%   134,746       1.09%        1.09%       3.57%        1.09%            3.57%          90.00%

---------------------------------
PBHG STRATEGIC SMALL COMPANY FUND
---------------------------------

  PBHG CLASS
  2002 1    $13.37    10.68%   $86,243       1.50%        1.49%      (0.96)%       1.50%           (0.97)%        118.88%
  2001 1     12.08   (27.04)%   76,331       1.50%        1.50%      (0.63)%       1.50%           (0.63)%        143.04%
  2000 1     19.34    99.74%    75,225       1.50%        1.50%      (0.93)%       1.55%           (0.98)%        240.55%
  1999 1     10.54   (14.52)%   48,029       1.50%        1.50%      (0.97)%       1.54%           (1.01)%        140.89%
  1998       12.89    56.54%   111,983       1.45%        1.45%      (0.92)%       1.45%           (0.92)%        215.46%

-------------------------------------
PBHG TECHNOLOGY & COMMUNICATIONS FUND
-------------------------------------

  PBHG CLASS
  2002 1    $14.79   (24.92)% $581,091       1.39%        1.38%      (1.17)%       1.39%           (1.19)%        185.33%
  2001 1     19.70   (74.20)  %920,965       1.25%        1.25%      (0.81)%       1.25%           (0.81)%        291.41%
  2000 1     85.02   233.99% 3,843,946       1.19%        1.19%      (0.96)%       1.19%           (0.96)%        362.38%
  1999 1     27.59    45.33%   536,405       1.34%        1.34%      (0.96)%       1.34%           (0.96)%       276.07%
  1998       19.27    38.29%   495,697       1.30%        1.30%      (0.91)%       1.30%           (0.91)%        259.89%

----------------------------------
PBHG IRA CAPITAL PRESERVATION FUND
----------------------------------

(PREDECESSOR -- IRA CAPITAL PRESERVATION PORTFOLIO)
  PBHG CLASS
  2002 13   $10.00     1.98%+ $518,004       1.00%*       1.00%*      4.67%*       1.32%*           4.35%*        116.91%+
  2001 7     10.00     6.34%    71,298       1.00%        1.00%       5.97%        1.62%            5.35%         196.00%
  2000 7     10.00     6.80%    24,065       1.03%        1.03%       6.53%        1.84%            5.69%          72.00%
  1999 7,    10.00     1.12%+      867       1.00%*       1.00%*      6.67%*      46.23%*         (38.56)%*       137.00%+

-----------------------
PBHG CASH RESERVES FUND
-----------------------

  PBHG CLASS
  2002       $1.00     2.55%  $107,513       0.59%        0.58%       2.92%        0.59%            2.91%           n/a
  2001        1.00     5.98%   525,463       0.52%        0.52%       5.78%        0.52%            5.78%           n/a
  2000        1.00     4.81%   579,458       0.69%        0.69%       4.78%        0.69%            4.78%           n/a
  1999        1.00     4.84%   144,239       0.70%        0.70%       4.72%        0.70%            4.72%           n/a
  1998        1.00     5.13%   117,574       0.68%        0.68%       5.00%        0.68%            5.00%           n/a


11 On December 14, 2001, the PBHG REIT Fund acquired the assets of the Heitman
   Real Estate Portfolio. The operations of the PBHG REIT Fund prior to the acquisition were those of the predecessor fund, the Heitman Real Estate Portfolio. The Heitman Real Estate Portfolio was a series of UAM Funds Trust.
12 Historically, the PBHG REIT Fund has distributed to its shareholders amounts approximating dividends received from the REITs. A portion of such distributions may include a return of capital.
13 On January 11, 2002, the PBHG IRA Capital Preservation Fund acquired the assets of the IRA Capital Preservation Portfolio. The operations of the PBHG IRA Capital Preservation Fund prior to the acquisition were those of the predecessor fund, the IRA Capital Preservation Portfolio. The IRA Capital Preservation Portfolio was a series of the UAM Funds Trust.
14 The PBHG IRA Capital Preservation Fund commenced operations on August 31,
   1999.
15 In order to comply with requirements of the Internal Revenue Code applicable to regulated investment companies, the Fund is required to distribute accumulated net realized gains, if any, on an annual basis. When such distributions are made, the immediate impact is a corresponding reduction in net asset value per share. Given the objective of the Fund to maintain a stable net asset value of $10 per share the Fund intends to declare a reverse stock split immediately subsequent to any such distributions at a rate that will cause the total number of shares held by each shareholder including shares acquired on reinvestment of that distribution to remain the same as before the distribution was paid and in effect reinstate a net asset value of $10 per share.

   Amounts designated as "--" are either $0 or have been rounded to $0.

FOR MORE INFORMATION

PBHG FUNDS

For investors who want more information about the Funds, the following documents are available free upon request:

STATEMENT OF ADDITIONAL INFORMATION (SAI)
Provides more information about the Funds and is incorporated into this Prospectus by reference.

ANNUAL/SEMI-ANNUAL REPORTS
Provides financial and performance information about the Funds and their investments and a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during the last fiscal year or half-year.

TO OBTAIN INFORMATION AND
FOR SHAREHOLDER INQUIRIES

BY TELEPHONE
Call 1-800-433-0051

BY MAIL
PBHG Funds
P.O. Box 219534
Kansas City, MO 64121-9534

VIA THE INTERNET
www.pbhgfunds.com

You can find reports and other information about PBHG Funds on the EDGAR database on the SEC's Internet site at http://www.sec.gov, or by visiting the SEC's Public Reference Room in Washington, D.C. (1-202-942-8090). Copies of this information may be obtained, for a duplicating fee, by sending your written request to the SEC's Public Reference Section, Washington, D.C. 20549-0102, or by electronic request at publicinfo@sec.gov.

INVESTMENT ADVISER
Pilgrim Baxter & Associates, Ltd.

DISTRIBUTOR
PBHG Fund Distributors

SEC FILE NUMBER 811-04391

PBHG Prospectus -- 1/03

                      [This page intentionally left blank]

                      [This page intentionally left blank]

                      [This page intentionally left blank]

PBHG FUNDS
PRIVACY POLICY

PROTECTING YOUR
PERSONAL INFORMATION

The PBHG Funds has adopted a privacy policy to protect the nonpublic personal information that you provide to us. In order to establish and service your account, we collect personal information about you from information we receive on your application, such as your name and address. We also retain information regarding your transactions with us and our affiliates, such as account balances and exchanges.

Occasionally, we may disclose this information to companies that perform services for the Funds, such as other financial institutions with whom we have joint marketing agreements, or to the Funds' proxy solicitors. These companies may only use this information in connection with the services they provide to the Fund, and not for any other purpose. We may also disclose this information to the extent permitted or required by law, such as to our service providers to process your transactions or to maintain your account, or as a result of a court order. We otherwise will not disclose any nonpublic personal information about our customers or former customers to any other party for any other purpose without first providing notification to our customers or former customers. You would then be given an opportunity to "opt out" if you did not want information to be released.

We utilize a number of measures to protect your confidential information. Only our employees and those of our service providers who need nonpublic personal information in order to provide services to you have access to that data. All other persons are restricted from accessing that information. Furthermore, we maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information. We respect and value the trust you have placed in us and work diligently to preserve that relationship.


                     THIS PAGE IS NOT PART OF THE PROSPECTUS